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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	10/31

Date of reporting period:	10/31/05

Item 1 - Reports to Shareholders

2005 Annual Report

Janus Growth Funds

Growth

Janus Fund

Janus Enterprise Fund

Janus Mercury Fund

Janus Olympus Fund

Janus Orion Fund

Janus Triton Fund

Janus Twenty Fund

Janus Venture Fund

Specialty Growth

Janus Global Life Sciences Fund

Janus Global Technology Fund

Janus Growth Funds

President and CIO Letter to Shareholders	1

Portfolio Managers' Commentaries and Schedules of Investments

Janus Fund	6

Janus Enterprise Fund	12

Janus Mercury Fund	18

Janus Olympus Fund	23

Janus Orion Fund	28

Janus Triton Fund	33

Janus Twenty Fund	38

Janus Venture Fund	42

Janus Global Life Sciences Fund	48

Janus Global Technology Fund	53

Statements of Assets and Liabilities	58

Statements of Operations	60

Statements of Changes in Net Assets	62

Financial Highlights	66

Notes to Schedules of Investments	72

Notes to Financial Statements	75

Report of Independent Registered Public Accounting Firm	84

Additional Information	85

Explanations of Charts, Tables and Financial Statements	89

Designation Requirements	91

Trustees and Officers	92

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Dear Shareholder,

I am pleased to provide you with an update on Janus and the performance of your investments. We have positive news to share with you on a number of fronts, including improved performance, research team enhancements, and new product launches, all of which position us well as we look into 2006.

Performance Update

Starting with the most important metric, overall relative performance continued to improve over the period. As of October 31, 2005, 75% of the Janus managed equity funds were outperforming their Lipper peers.

In particular, our growth/blend disciplines posted very strong performance over the past 12-months and bear special mention. For example, Janus Twenty*, Janus Orion, Janus Core Equity, Janus Growth and Income, Janus Contrarian and Janus Overseas Funds, were ranked in the top 2% of their respective Lipper categories for the one-year period ended October 31, 2005. While recent performance is important, I am even prouder of the solid performance we delivered over the three-year period, with 69% of our funds ranked in the top two Lipper quartiles.

Market Recap

From the constant drum beat of Federal Reserve rate hikes to the recent spike in energy prices caused by dramatic hurricanes, it has been an active twelve months for the U.S. economy and equity markets.

Despite ongoing worries about inflation and interest rates, the equity markets were able to battle through the lows of last fall and notch decent mid- to high-single digit returns over the past 12-months.1

The sectors that made the largest positive contribution to the overall gains of the market, specifically the S&P 500® Index, during this time were healthcare and energy. Not coincidentally, given that Janus' research focuses on seeking to identify the most compelling investment candidates in the market, the healthcare and energy sectors made the largest contribution to our firm-wide performance.

For example, UnitedHealth Group was the number one contributor to firm-wide performance, and rose almost 60% during the time period. A combination of rising enrollment trends, tight cost control and innovative new products and services has enabled UnitedHealth to outpace its competition over the last few years and become the gold standard in the HMO industry.

On the biotechnology side, advances in cancer research and new drug approvals have powered Janus holdings like Genentech, Roche and Celgene, all of which I believe are very well positioned to address the enormous unmet medical needs of cancer patients worldwide through potential blockbuster drugs like Avastin and Remodulin.

Our search for the global top energy investments took us from the natural gas fields of West Texas to deep water drilling platforms off the coast of India to Canadian oil sands fields. Investments in EOG Resources, Reliance Industries and Suncor Energy all generated handsome gains for some of our Funds, many of which were overweight the sector during the year.

Investment Team Update

The improvement in firm-wide performance can be traced to the research enhancements that have been implemented over the last few years. The senior analysts that have been added to the research team made meaningful contributions to the Funds from day one. The research associate group expanded its reach with each passing quarter and continued to undertake critical work in uncovering emerging trends in the marketplace. The Risk Committee, headed by Dan Scherman, worked closely with portfolio managers to identify and assess the appropriate risk profile for each Fund.

Each of these initiatives represented key goals we articulated to fund holders last year, and I'm pleased to report that not only have we fulfilled each goal, but also that the initiatives had a positive impact on several of the Funds.

Update on New Funds

I'd be remiss if I didn't highlight the solid performance posted by our two newest Fund offerings – Janus Triton Fund and Janus Research Fund. While still in its early days, Janus Triton Fund populated its portfolio with a compelling collection of small and mid-cap investment ideas and handsomely outperformed its benchmark, the Russell 2500TM Growth Index.

Gary Black

President and Chief

Investment Officer

Janus Growth Funds October 31, 2005 1

Continued

Janus Research Fund represents a truly differentiated portfolio offered by Janus, in that it is an analyst-driven portfolio populated with the highest conviction ideas of each analyst. As such, the portfolio is style-agnostic and offers exposure to all market capitalizations, sectors and geographies of the global market. We are very pleased with the initial performance of both these Funds.

We are also expanding our fund lineup. As of December 30, 2005, investors will be able to take advantage of three new investment options called Janus Smart Portfolios. These portfolios are offered in three risk profiles: Growth, Moderate and Conservative, and they invest in the underlying Janus stock and bond Funds to deliver a simple, diversified strategy for investors.

Growth Versus Value

In past letters we have been rather vocal in sharing our opinion that growth is poised to return to favor in the market place. After five consecutive years of outperformance by the value style, we are most encouraged by early signs that the market is indeed beginning to rotate back into the growth style.

For example, the Russell 1000® Growth Index has outperformed the Russell 1000® Value Index for two straight quarters. This outperformance (growth beating value for two consecutive quarters) has not occurred since the first half of the year 2000. Encouragingly, this trend continued in the first month of the fourth quarter as well. Because a sizeable portion of Janus' assets are growth oriented, this rotation should represent a growing breeze at our backs as we transition into 2006.

Market Outlook

Given the twin headwinds of inflation and rate hikes, there has been a growing debate in the market about the potential for an economic slowdown as we enter 2006. In addition to the interest rate and inflation outlook, flattening home prices, rising consumer debt and potentially slowing corporate earnings all point to clouds on the horizon. Additionally, we are watching the tightening spread between short- and long-term bonds for any discernable signs that a recession may be looming on the horizon.

While in aggregate these issues are worrisome, based on the economic data available today, we do not believe the economy will slow down dramatically in 2006. While interest rate hikes and rising inflation make for good newspaper headlines, it is important to note that the underlying fundamentals supporting further economic expansion remain intact and should enable the economy to navigate through these economic cross-currents. The economy's resilience has often been underestimated, and there is an expectation that this dynamic will be demonstrated once again as we transition into the New Year.

Regardless of the macro-economic climate, we remain focused on leveraging our fundamental, grass-roots research to identify the most promising risk/reward investments we can locate on a global basis.

CEO Succession

As many of you know, on October 26, 2005 the board of directors of Janus Capital Group announced that I would succeed Steve Scheid as chief executive officer on January 3, 2006. Steve will remain chairman of the board.

I want to end this letter by thanking Steve Scheid for his contribution to Janus over the last 18 months as chief executive officer. He has worked tirelessly to rebuild trust in the Janus brand and restructure our organization for success. I hope you'll join me in congratulating Steve on his accomplishments.

Thank you for your investment in Janus.

Sincerely,

Gary Black

The information in the Janus Smart Portfolio prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

*Closed to new investors.

1 Based on 1-year returns for the Russell 1000® Growth Index and S&P 500® Index which returned 8.81% and 8.72% for the period ended October 31, 2005.

2 Janus Growth Funds October 31, 2005

Continued

See complete Lipper rankings on page 4. Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund's portfolios may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

As of October 31, 2005, EOG Resources, Inc. was 1.1% of Janus Core Equity Fund, 1.6% of Janus Research Fund, 0.7% of Janus Growth and Income Fund and 0.6% of Janus Risk-Managed Stock Fund.

As of October 31, 2005, Reliance Industries, Ltd. was 4.4% of Janus Contrarian Fund, 1.6% of Janus Research Fund, 1.9% of Janus Worldwide Fund and 6.5% of Janus Overseas Fund.

As of October 31, 2005, Suncor Energy, Inc. was 2.3% of Janus Core Equity Fund, 1.6% of Janus Research Fund, 0.9% of Janus Balanced Fund, 3.4% of Janus Growth and Income Fund, 1.6% of Janus Overseas Fund and 2.1% of Janus Contrarian Fund.

As of October 31, 2005, UnitedHealth Group, Inc. was 1.3% of Janus Research Fund, 0.4% of Janus Balanced Fund, 3.8% of Janus Growth and Income Fund, 0.7% of Janus Risk-Managed Stock Fund and 3.0% of Janus Worldwide Fund.

As of October 31, 2005, Roche Holding A.G. was 3.2% of Janus Core Equity Fund, 3.3% of Janus Orion Fund, 2.7% of Janus Balanced Fund, 2.7% of Janus Growth and Income Fund, 0.9% of Janus Worldwide Fund and 2.5% of Janus Overseas Fund.

As of October 31, 2005, Celgene Corp. was 1.9% of Janus Core Equity Fund, 1.3% of Janus Research Fund and 1.2% of Janus Balanced Fund.

There is no guarantee that any Fund included in this report holds these securities. Please see the back of the report for individual holding percentages as of October 31, 2005.

There is no assurance that any Janus fund currently holds any of these securities.

Positive performance of holdings does not indicate positive portfolio returns.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

A fund's performance for very short time periods may not be indicative of future performance.

Janus Growth Funds October 31, 2005 3

Lipper Rankings (unaudited)

		Lipper Rankings - Based on total return as of 10/31/05
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	69	467/679	54	311/581	71	325/457	43	65/151	5	1/20
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	25	135/542	13	54/445	88	286/325	60	73/121	35	18/51
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	21	141/679	8	44/581	74	335/457	6	8/151	2	1/84
Janus Olympus Fund(1) (12/95)	Multi-Cap Growth Funds	18	74/414	54	194/359	73	189/261	–	–	14	12/88
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	2	5/414	8	27/359	23	60/261	–	–	37	86/237
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	1	5/679	4	18/581	47	212/457	2	2/151	5	2/40
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	63	325/515	15	63/435	53	168/322	43	41/96	10	1/9
Janus Balanced Fund(1) (9/92)	Balanced Funds	23	142/634	73	338/466	44	163/374	7	11/175	5	3/72
Janus Core Equity Fund(1) (6/96)	Large-Cap Core Funds	1	6/877	7	52/763	10	57/606	–	–	2	4/263
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	2	16/877	12	8/763	40	241/606	3	5/223	5	5/102
Janus Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	12	87/761	–	–	–	–	–	–	19	113/605
Janus Contrarian Fund(2) (2/00)	Multi-Cap Core Funds	2	15/761	1	5/270	17	68/403	–	N/A	16	53/340
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt	78	207/267	84	212/252	81	178/221	72	103/144	83	66/79
Janus Flexible Bond Fund(1)(3) (7/87)	Intermediate Inv Grade Debt Funds	61	279/461	36	144/403	35	102/294	11	15/139	16	4/24
Janus High-Yield Fund (12/95)	High Current Yield Funds	58	244/426	94	340/363	51	151/300	–	–	3	3/104
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt	65	142/218	20	32/166	49	57/116	18	11/62	43	11/25
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	19	33/178	30	48/161	71	73/102	–	–	33	16/48
Janus Global Opportunities Fund(1) (6/01)	Global Funds	94	308/328	37	102/282	–	–	–	–	15	34/230
Janus Global Technology Fund (12/98)	Science and Technology Funds	25	71/287	72	190/263	55	117/212	–	–	22	17/78
Janus Overseas Fund(1) (5/94)	International Funds	1	4/880	13	97/749	68	368/548	5	8/196	2	2/122
Janus Worldwide Fund(1) (5/91)	Global Funds	87	286/328	97	273/282	96	197/206	47	35/74	28	5/17
Janus Mid Cap Value Fund - Inv(1)(4) (8/98)	Mid-Cap Value Funds	56	139/248	29	58/201	11	11/102	–	–	4	3/79
Janus Small Cap Value Fund - Inv*(4) (10/87)	Small-Cap Core Funds	71	426/604	71	346/492	24	82/345	N/A	N/A	N/A	N/A

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Janus Contrarian Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

(3)Effective February 28, 2005, Janus Flexible Income Fund changed its name to Janus Flexible Bond Fund and added to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds.

(4)Rating is for the Investor share class only; other classes may have different performance characteristics.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

Janus Contrarian Fund, Janus Overseas Fund, Janus Global Technology Fund and Janus Orion Fund may have significant exposure to emerging markets which may lead to greater price volatility.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.

There is no assurance that the investment process will consistently lead to successful investing.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

4 Janus Growth Funds October 31, 2005

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was October 31, 2005. As the investing environment changes, so could the portfolio managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs such as redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2005 to October 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive Janus Triton Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least March 1, 2007. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Funds' Prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Growth Funds October 31, 2005 5

Janus Fund (unaudited)

Performance Overview

During the 12 months ended October 31, 2005, large-capitalization growth companies re-emerged as a viable choice for many investors, ending a lengthy dry spell. As the transition proved gradual, returns followed in modest fashion, contributing to a 7.71% gain by Janus Fund. In comparison, its primary benchmark, the Russell 1000® Growth Index, posted an 8.81% return and its secondary benchmark, the S&P 500® Index returned 8.72% for the same period.

Healthcare related investments enhanced the Fund's returns, particularly those in the food and drug retailing and the diversified healthcare equipment and services groups. While posting solid returns and offering strong growth prospects, stocks tied to the drug business – not including the beleaguered large pharmaceuticals – and health maintenance organization (HMO) operators provided the largest lift. The Fund's semiconductor holdings slumped amid a mid-period downturn within the cyclical chip industry, while its media positions lagged as part of a general disenchantment with future growth outlooks.

Strategy in This Environment

Persistent worries over oil prices and the Federal Reserve's ongoing campaign to raise interest rates undermined the equity markets for much of the period. The devastation caused by Hurricanes Katrina and Rita, along with the resulting disruption in the energy and raw materials markets, compounded investors' malaise. As the near-term impact on the economy, inflationary factors and consumer confidence all proved tough to gauge, investors adopted a more defensive mindset. By the period's end, this translated into what appeared to be a growing preference for large-cap growth stocks, which featured valuations at the low end of historical ranges and increased protection against more cyclical alternatives.

Against this backdrop, we relied heavily on the expertise of the Janus research team, as more than 80% of the Fund's holdings are rated either "buy" or "strong buy" by our internal analysts. We've also flattened the Fund's profile, diversifying its holdings across a larger group of industries to gain exposure to what we believe are pockets of strength throughout the market.

Fund Composition

As of October 31, 2005, equities accounted for 92.9% of the Fund, including 16.8% in foreign holdings. Of total net assets, the Fund's top 10 equity holdings represented 27.6% and cash comprised 7.1%.

Drug-Related Stocks and Global Materials Producer Keyed Performance

Avoiding large pharmaceutical companies, which faced safety issues and looming patent expirations, we focused the Fund's life sciences investments on companies such as Alcon, a large-cap pharmaceutical company known for its eye-care products. The company rose due to its excellent pipeline of lens and drug products as well as its disciplined business practices, and maintained a bright outlook due to the aging of the baby boomer population, which has spurred demand in recent years.

Two other leading gainers that offered a different spin on the healthcare industry were drugstore giant Walgreen and prescription benefit management company Caremark Rx. Both companies generated steady returns and, in our opinion, stand to benefit from the new Medicare prescription benefit scheduled to take effect on January 1.

Another advancer was Companhia Vale do Rio Doce, a Brazilian mining company that exports iron ore and other key raw materials. During the period, prices for these materials increased on the back of extensive growth in the Chinese and Indian markets, as well as supply shortages in the U.S. resulting from Hurricanes Katrina and Rita.

Fund Snapshot

For more than 30 years, this traditional growth fund has exemplified Janus' research and stock-picking abilities.

Blaine Rollins

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
Boeing Co.	4.0%	1.3%
Cisco Systems, Inc.	3.9%	4.8%
Comcast Corp. - Special Class A	3.4%	7.2%
Procter & Gamble Co.	3.2%	1.3%
Yahoo!, Inc.	2.7%	0.6%
UnitedHealth Group, Inc.	2.6%	0.4%
Alcon, Inc. (U.S. Shares)	2.1%	1.3%
Caremark Rx, Inc.	2.1%	0.8%
Microsoft Corp.	1.8%	–
United Parcel Service, Inc. - Class B	1.8%	3.1%

6 Janus Growth Funds October 31, 2005

(unaudited)

Semiconductor and Network Infrastructure Companies Hindered Returns

The semiconductor chip industry can offer numerous challenges – something we've experienced firsthand as longtime owners of Maxim Integrated Products, the developer of analog chips for use in products ranging from cellular handsets to automobiles. Although we trimmed the Fund's legacy position in the stock, its poor performance during the period still hampered our results. The stock was hurt in part by dissatisfaction with the company's efforts to shore up its balance sheet. However, it did recover somewhat in the closing months of the period, as orders picked up and its valuation proved appealing.

We exhibited similar patience with Cisco, the world's leading developer of networking equipment. Although the company did not suffer any fundamental disappointments – indeed, it generated strong cash flows which it used in part to fund a steady stock buyback effort – its top-line growth proved unsatisfactory to some. Enterprise spending, which affects approximately two-thirds of Cisco's business, has picked up, but not as briskly as many had hoped. Nevertheless, we're seeing favorable trends for Cisco, such as an effort to push broadband services through wireless networks.

Elsewhere, Univision Communications, a Spanish-language media company serving the U.S. Hispanic population, struggled to recover from a volatile 2004. Our patience with Univision wore thin, so we decided to exit our position and redeploy our assets in what we feel are other, more attractive growth opportunities.

Investment Strategy and Outlook

In the coming months, we will be watching the consumer closely. It's possible that interest rates will dictate the consumer's mood. For example, if rates keep climbing, concern over credit card bills and adjustable rate mortgage loans could grow. On the other hand, the Gulf Coast rebuilding effort may provide some stimulus to the job market, which in turn could bolster consumer confidence.

We also plan to keep an eye on international opportunities. We continue to seek stocks that we believe are positioned to benefit from exponential growth in emerging markets such as China and India, most notably in the commercial aerospace arena. In addition, we've seen a resurgence in Japanese consumerism after nearly 15 down years. Given this development, we are exploring high-end retailers that cater to the Japanese market.

Domestically, we are excited about the individualization of media content, which allows each distinct consumer to tailor entertainment offerings to personal tastes and preferences. In a sector that's struggling to find its way, we believe this trend offers some solid upside potential.

As always, we will continue to use bottom-up research and careful analysis to make all investment choices.

Thank you for your investment in Janus Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Growth Funds October 31, 2005 7

Janus Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Fund	7.71%	(8.96)%	6.90%	13.74%
Russell 1000® Growth Index	8.81%	(7.93)%	6.78%	11.91%**
S&P 500® Index	8.72%	(1.74)%	9.34%	11.29%
Lipper Ranking - based on total returns for Large-Cap Growth Funds	467/679	325/457	65/151	1/20

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – February 5, 1970

** The Russell 1000® Growth Index's since inception returns calculated from December 31, 1978

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,060.80	$4.52
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

*Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Fund changed its primary benchmark from the S&P 500® Index to the Russell 1000® Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund will retain the S&P 500® Index as a secondary benchmark index.

8 Janus Growth Funds October 31, 2005

Janus Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 92.9%
Aerospace and Defense - 6.5%
5,401,628	BAE Systems PLC**	$31,598,811
6,818,235	Boeing Co.	440,730,710
377,880	General Dynamics Corp.#	43,947,444
2,892,145	Lockheed Martin Corp.#	175,148,301
555,575	Northrop Grumman Corp.#	29,806,599
		721,231,865
Agricultural Chemicals - 0.2%
1,932,280	CF Industries Holdings, Inc.*,#	26,704,110
Agricultural Operations - 0.8%
1,488,285	Monsanto Co.#	93,776,838
Airlines - 0.5%
1,240,825	AMR Corp.#	16,763,546
2,256,160	Southwest Airlines Co.	36,121,121
		52,884,667
Apparel Manufacturers - 0.6%
5,848,713	Burberry Group PLC**,#	39,700,894
939,860	Coach, Inc.*,#	30,244,695
		69,945,589
Applications Software - 2.1%
870,995	Citrix Systems, Inc.*,#	24,013,332
8,020,820	Microsoft Corp.	206,135,074
		230,148,406
Athletic Footwear - 1.1%
1,398,670	NIKE, Inc. - Class B#	117,558,214
Automotive - Cars and Light Trucks - 0.2%
515,083	BMW A.G.**,#	22,401,891
Beverages - Non-Alcoholic - 0.8%
1,549,975	PepsiCo, Inc.#	91,572,523
Beverages - Wine and Spirits - 0.5%
1,024,200	Diageo PLC (ADR)**,#	60,868,206
Building - Residential and Commercial - 1.2%
1,157,393	D.R. Horton, Inc.#	35,520,391
51,855	NVR, Inc.*,#	35,546,603
1,710,060	Pulte Homes, Inc.#	64,623,167
		135,690,161
Building Products - Cement and Aggregate - 0.3%
698,520	Cemex S.A. de C.V. (ADR)#	36,371,936
Cable Television - 3.4%
13,820,741	Comcast Corp. - Special Class A*	378,826,511
Casino Hotels - 0.6%
1,070,870	Harrah's Entertainment, Inc.	64,766,218
Chemicals - Diversified - 0.4%
1,499,000	Lyondell Chemical Co.#	40,173,200
Chemicals - Specialty - 0.3%
360,399	Syngenta A.G.*	38,629,652
Commercial Banks - 0.7%
4,356	Mizuho Financial Group, Inc.	28,887,828
597,120	UBS A.G. (ADR)#	51,155,270
		80,043,098
Commercial Services - 0.2%
653,225	Iron Mountain, Inc.*,#	25,475,775

Shares or Principal Amount		Value
Commercial Services - Finance - 1.5%
933,260	Moody's Corp.#	$49,705,428
2,922,772	Paychex, Inc.#	113,286,642
		162,992,070
Computers - 2.8%
2,043,980	Dell, Inc.*,#	65,162,082
3,447,075	Hewlett-Packard Co.#	96,655,983
2,450,745	Research In Motion, Ltd. (U.S. Shares)*,#	150,696,311
		312,514,376
Computers - Memory Devices - 0.9%
7,217,115	EMC Corp.*	100,750,925
Containers - Metal and Glass - 0.5%
1,373,160	Ball Corp.#	54,061,309
Cosmetics and Toiletries - 3.2%
6,362,690	Procter & Gamble Co.	356,247,013
Cruise Lines - 0.1%
117,445	Carnival Corp. (U.S. Shares)#	5,833,493
Data Processing and Management - 0.8%
1,367,505	First Data Corp.	55,315,577
833,505	NAVTEQ Corp.*,#	32,606,716
		87,922,293
Dental Supplies and Equipment - 0.8%
2,217,997	Patterson Companies, Inc.*,#	91,780,716
Distribution/Wholesale - 0.5%
7,139,500	Esprit Holdings, Ltd.	50,331,352
Diversified Financial Services - 0.4%
718,240	Morgan Stanley Co.*	39,079,438
Diversified Minerals - 1.7%
4,683,275	Companhia Vale do Rio Doce (ADR)	193,559,756
Diversified Operations - 1.3%
2,377,470	General Electric Co.	80,620,008
1,884,570	Honeywell International, Inc.	64,452,294
		145,072,302
E-Commerce/Services - 1.6%
4,377,034	eBay, Inc.*	173,330,546
Electric - Generation - 0.3%
1,961,425	AES Corp.*,#	31,167,043
Electric Products - Miscellaneous - 0.5%
870,785	Emerson Electric Co.	60,563,097
Electronic Components - Miscellaneous - 0.6%
2,516,415	Koninklijke (Royal) Philips Electronics N.V. (U.S. Shares)**,#	65,829,416
Electronic Components - Semiconductors - 0.7%
2,565,950	Texas Instruments, Inc.#	73,257,873
Electronic Forms - 0.7%
2,413,820	Adobe Systems, Inc.#	77,845,695
Enterprise Software/Services - 1.6%
5,055,205	Oracle Corp.*,#	64,099,999
2,752,660	SAP A.G. (ADR)**,#	118,199,221
		182,299,220
Entertainment Software - 0.5%
889,615	Electronic Arts, Inc.*	50,601,301
Finance - Credit Card - 0.4%
994,700	Credit Saison Co., Ltd.	44,860,192

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2005 9

Janus Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 0.7%
1,204,415	Merrill Lynch & Company, Inc.#	$77,973,827
Finance - Other Services - 0.3%
86,365	Chicago Mercantile Exchange Holdings, Inc.#	31,536,180
Financial Guarantee Insurance - 0.5%
938,835	MBIA, Inc.*,#	54,677,750
Food - Confectionary - 0.5%
728,845	Wm. Wrigley Jr. Co.#	50,654,728
Food - Retail - 1.2%
913,375	Whole Foods Market, Inc.#	131,644,739
Food - Wholesale/Distribution - 0.4%
1,393,290	Sysco Corp.#	44,459,884
Investment Management and Advisory Services - 0.2%
370,080	T. Rowe Price Group, Inc.#	24,247,642
Medical - Biomedical and Genetic - 2.8%
1,609,790	Amgen, Inc.*,#	121,957,690
1,229,500	Celgene Corp.*	68,974,950
1,191,780	Genentech, Inc.*	107,975,268
269,710	Invitrogen Corp.*,#	17,150,859
		316,058,767
Medical - Drugs - 2.9%
1,088,485	Abbott Laboratories	46,859,279
3,642,855	Eli Lilly and Co.#	181,377,751
308,496	Roche Holding A.G.	46,082,390
715,420	Sanofi-Aventis (ADR)**	28,702,650
528,300	Wyeth	23,541,048
		326,563,118
Medical - Generic Drugs - 1.7%
4,890,145	Teva Pharmaceutical Industries, Ltd. (ADR)#	186,412,327
Medical - HMO - 3.7%
2,268,945	Coventry Health Care, Inc.*	122,500,341
5,011,460	UnitedHealth Group, Inc.#	290,113,418
		412,613,759
Medical Instruments - 1.2%
415,575	Intuitive Surgical, Inc.*,#	36,873,970
1,775,465	Medtronic, Inc.	100,597,847
		137,471,817
Medical Products - 1.0%
860,665	Johnson & Johnson	53,894,842
1,347,460	Varian Medical Systems, Inc.*,#	61,390,278
		115,285,120
Metal - Diversified - 0.5%
1,516,510	Inco, Ltd. (U.S. Shares)#	60,994,032
Metal Processors and Fabricators - 1.0%
2,367,960	Precision Castparts Corp.#	112,146,586
Motorcycle and Motor Scooter Manufacturing - 0.9%
1,952,040	Harley-Davidson, Inc.#	96,684,541
Multi-Line Insurance - 0.1%
299,465	HCC Insurance Holdings, Inc.#	8,983,950
Networking Products - 4.9%
24,935,210	Cisco Systems, Inc.*,#	435,119,414
4,908,595	Juniper Networks, Inc.*,#	114,517,521
		549,636,935

Shares or Principal Amount		Value
Oil - Field Services - 1.7%
1,761,760	Halliburton Co.#	$104,120,016
891,690	Schlumberger, Ltd. (U.S. Shares)**,#	80,938,701
		185,058,717
Oil Companies - Exploration and Production - 0.6%
508,630	Apache Corp.	32,465,853
557,520	EOG Resources, Inc.#	37,788,706
		70,254,559
Oil Companies - Integrated - 1.4%
2,608,520	Exxon Mobil Corp.	146,442,313
255,725	Suncor Energy, Inc. (U.S. Shares)	13,714,532
		160,156,845
Optical Supplies - 2.1%
1,763,530	Alcon, Inc. (U.S. Shares)#	234,373,137
Pharmacy Services - 2.1%
4,463,260	Caremark Rx, Inc.*,#	233,874,824
Property and Casualty Insurance - 1.0%
436,690	Chubb Corp.	40,599,069
1,650,695	W. R. Berkley Corp.	72,135,372
		112,734,441
Reinsurance - 0.2%
1,346,215	Montpelier Re Holdings, Ltd. (U.S. Shares)#	27,058,922
Retail - Apparel and Shoe - 0.7%
978,491	Industria de Diseno Textil S.A.**	28,953,324
1,343,305	Nordstrom, Inc.	46,545,518
		75,498,842
Retail - Building Products - 0.7%
1,307,570	Lowe's Companies, Inc.	79,461,029
Retail - Consumer Electronics - 0.5%
1,225,162	Best Buy Company, Inc.#	54,225,670
Retail - Discount - 1.0%
551,574	Costco Wholesale Corp.	26,674,119
1,469,045	Target Corp.#	81,811,116
		108,485,235
Retail - Drug Store - 0.9%
2,264,480	Walgreen Co.#	102,875,326
Retail - Office Supplies - 0.6%
3,008,497	Staples, Inc.	68,383,137
Semiconductor Components/Integrated Circuits - 1.6%
2,717,725	Linear Technology Corp.#	90,255,647
2,499,160	Maxim Integrated Products, Inc.#,£	86,670,869
		176,926,516
Semiconductor Equipment - 0.5%
3,221,225	Applied Materials, Inc.	52,763,666
Soap and Cleaning Preparations - 0.6%
2,137,086	Reckitt Benckiser PLC**	64,569,903
Telecommunication Equipment - Fiber Optics - 0.9%
4,999,845	Corning, Inc.*,#	100,446,886
Television - 0.2%
2,639,741	British Sky Broadcasting Group PLC**,#	23,829,016
Textile-Home Furnishings - 0.3%
367,565	Mohawk Industries, Inc.*	28,688,448
Therapeutics - 0.9%
2,226,405	Gilead Sciences, Inc.*,#	105,197,636

See Notes to Schedules of Investments and Financial Statements.

10 Janus Growth Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Transportation - Services - 1.8%
2,755,475	United Parcel Service, Inc. - Class B#	$200,984,347
Transportation - Truck - 0.1%
805,480	J.B. Hunt Transport Services, Inc.#	15,634,367
Web Portals/Internet Service Providers - 3.7%
297,335	Google, Inc. - Class A*,#	110,650,247
8,104,240	Yahoo!, Inc.*	299,613,752
		410,263,999
Wireless Equipment - 2.5%
1,893,905	Crown Castle International Corp.*,#	46,438,551
8,428,275	Nokia Oyj (ADR)**	141,763,586
2,142,190	QUALCOMM, Inc.	85,173,474
		273,375,611
Total Common Stock (cost $8,321,971,602)		10,350,135,067
Money Markets - 2.3%
160,000,000	Janus Institutional Cash Reserves Fund 3.87%	160,000,000
100,000,000	Janus Money Market Fund 3.86%	100,000,000
Total Money Markets (cost $260,000,000)		260,000,000
Other Securities - 6.0%
671,968,719	State Street Navigator Securities Lending Prime Portfolio† (cost $671,968,719)	671,968,719
Repurchase Agreements - 1.3%
$11,200,000	Cantor Fitzgerald & Co., 4.05% dated 10/31/05, maturing 11/1/05 to be repurchased at $11,201,260 collateralized by $21,388,881 in U.S. Government Agencies 0% - 7.50%, 12/15/12 - 5/15/35 with a value of $11,424,360	11,200,000
108,200,000	Citigroup Global Markets Inc., 4.05% dated 10/31/05, maturing 11/1/05 to be repurchased at $108,212,173 collateralized by $133,766,879 in U.S. Government Agencies 0% - 5.00%, 3/1/34 - 8/1/35 with a value of $110,364,000	108,200,000
26,300,000	Fortis Bank N.V., 4.06% dated 10/31/05, maturing 11/1/05 to be repurchased at $26,302,966 collateralized by $31,660,372 in U.S. Government Agencies 4.05% - 5.50%, 2/1/10 - 10/25/35 with a value of $26,826,000	26,300,000
Total Repurchase Agreements (cost $145,700,000)		145,700,000
Time Deposit - 0.7%
75,000,000	Societe Generale, ETD 4.0625%, 11/1/05 (cost $75,000,000)	75,000,000
Total Investments (total cost $9,474,640,321) – 103.2%		11,502,803,786
Liabilities, net of Cash, Receivables and Other Assets – (3.2)%		(359,883,207)
Net Assets – 100%		$11,142,920,579

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$77,390,274	0.7%
Brazil	193,559,756	1.7%
Canada	225,404,875	2.0%
Finland	141,763,586	1.2%
France	28,702,650	0.2%
Germany	140,601,112	1.2%
Israel	186,412,327	1.6%
Japan	73,748,020	0.6%
Mexico	36,371,936	0.3%
Netherlands	146,768,117	1.3%
Panama	5,833,493	0.1%
Spain	28,953,324	0.3%
Switzerland	370,240,449	3.2%
United Kingdom	220,566,830	1.9%
United States††	9,626,487,037	83.7%
Total	$11,502,803,786	100.0%

††Includes Short-Term Securities and Other Securities (73.7% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 12/2/05	38,700,000	$68,466,734	$2,183,986
British Pound 1/27/06	4,900,000	8,666,339	(35,969)
British Pound 2/23/06	18,900,000	33,430,356	684,144
Euro 1/27/06	128,900,000	155,223,931	2,906,249
Euro 2/9/06	8,500,000	10,243,591	487,064
Total		$276,030,951	$6,225,474

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2005 11

Janus Enterprise Fund (unaudited)

Dear Enterprise Shareholder,

"My goal isn't to be brilliant or flashy in individual races, just to be consistent over the long run." – Four time America's Cup winner Dennis Connor

In managing your Fund, I believe consistency of process is the best way to generate good investment performance over the long-run. While consistency of process may not lead to flashy performance in the near-term, I am hopeful it leads to long-term success. In my opinion, winning the long-term race in the investment world requires balancing risk and reward – seeking the reward by growing your investment when the market is favorable and being cognizant of the risk by attempting to limit losses of capital when the environment is less favorable.

I continue to look for the best balance of risk/reward in companies with exciting growth opportunities, but that also possess predictable revenue streams, expanding profit margins and a balance sheet appropriate to the business model. I also remain committed to finding growth stocks in a wide variety of industries rather than just focusing on a few, as well as constructing a Fund that is not overly concentrated in a few large holdings. Janus' strong team of analysts is an invaluable resource in these endeavors and I am greatly indebted to their hard work and subject expertise.

In my letter to you last year, I wrote about the virtues of patience as exhibited by low turnover, or frequency of trading, for the Fund. This strategy seeks to result in lower trading costs to you as a shareholder and also in a lower tax burden over time. I am happy to report that your turnover rate remained consistent, and I believe below average relative to other mid-cap growth funds. For the fiscal year 2004, the turnover rate in your Fund was 27%, and for the most recent fiscal year the turnover rate was 28%.

Performance Overview

During the 12 months ended October 31, 2005, Janus Enterprise Fund gained 17.05%. By comparison, the Fund's primary benchmark, the Russell Midcap® Growth Index and its secondary benchmark, the S&P MidCap 400 Index, returned 15.91% and 17.65%, respectively. Mid-cap stocks, following a multi-year trend, continued to outperform large-cap stocks. While this will not continue indefinitely, mid-cap stocks continue to have many attributes which made them attractive, most notably their ability to grow earnings at attractive rates.

Strong corporate earnings growth overpowered numerous concerns which buffeted the market during this period. Rising raw materials prices, increasing interest rates and declining consumer confidence are potential negatives which will bear watching in the coming months.

I'd now like to discuss the Fund's performance over the last 12 months in some greater detail, giving you some specific examples of stock picks that both helped and hurt performance. Effective stock selection within the otherwise flat technology hardware and equipment sector contributed significantly to the Fund's outperformance, as did select holdings from the retailing group. The Fund was underweight relative to the benchmark in both areas. Modestly overweight positions in the transportation and energy sectors added to the Fund's returns as well. Setbacks among stocks in the consumer durables and materials groups diminished returns.

Fund Snapshot

This growth fund pursues companies that have grown large enough to be well established but are small enough to still have room to grow.

Jonathan Coleman

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
EOG Resources, Inc.	3.2%	2.1%
Celgene Corp.	3.0%	1.6%
Nextel Partners, Inc. - Class A	2.9%	1.0%
Lamar Advertising Co.	2.8%	2.9%
Kinder Morgan, Inc.	2.4%	2.8%
T. Rowe Price Group, Inc.	2.2%	2.0%
Ball Corp.	2.0%	2.8%
Dean Foods Co.	1.9%	1.2%
Paychex, Inc.	1.9%	1.6%
Advanced Micro Devices, Inc.	1.8%	1.4%

12 Janus Growth Funds October 31, 2005

(unaudited)

Leaders Included Longtime Energy Holding

EOG Resources, one of the Fund's longtime energy holdings, benefited from the extended rise in natural gas prices. The company has an impressive track record of extracting gas from the fields it owns, while also effectively replacing the gas it extracts with newfound reserves elsewhere on land it controls. Such "reserve replacement" helps provide long-term visibility as to the future stream of cash the company can generate. While high natural gas prices could continue to help EOG, the company is exploring a new gas field that could yield promising results in 2006. As the stock appreciated this year I used the opportunity to trim the position, although it remained among the top holdings in the Fund.

Biotechnology concern Celgene was an exceptionally strong performer, as an advisory review panel gave a positive vote to the company's Revlimid treatment for the blood cancer myelodysplastic syndromes (MDS). This is a vital step toward ultimate approval from the Food and Drug Administration, which we are hopeful will come in early 2006. Janus' surveys of physicians indicate that market response to Revlimid could be decidedly positive if it's approved. A number of specialists indicated that the drug would be heavily utilized in the appropriate patient population. We have owned Celgene for several years, attracted to its significant development pipeline of new drugs such as Revlimid, its existing drug Thalomid, which generates profits for the company today, and its cash-rich balance sheet, which funds future drug development.

Select Biotechnology and Semiconductor Holdings Worked Against Us

As it inevitably occurs, I also make mistakes in selecting stocks for the Fund, and this year was no exception. Two of the biggest laggards during the period came from the biotechnology and semiconductor space, where rewards can be high, but so can risks. Biotechnology firm Pharmion was a disappointment as it reported slower than expected growth in its Vidaza treatment for MDS. Our surveys of physicians showed that the increasing percentage of new patients taking Vidaza was adequate to meet the company's financial projections. What we missed is that existing patients were dropping off treatment faster than expected due to a poor marketing effort from Pharmion. With continuing concerns about the company's ability to effectively market Vidaza, we decided to sell the stock. We've learned a valuable lesson and will incorporate such analysis in our future surveys.

Another significant disappointment was semiconductor company International Rectifier, which declined after posting disappointing revenue and earnings growth in two consecutive quarters. We believe the company is transitioning from a commodity, low-margin supplier to a more value-added, higher-margin model. The transition has clearly not been without its challenges, but we believe there are still a number of attractive elements to the company. First, it has expertise in fast-growing areas such as semiconductors used to control various functions in hybrid automobiles. Additionally, the company has over $900 million in cash on its balance sheet, a portion of which it has elected to return to shareholders via a stock repurchase. While I am disappointed in the short-term performance, I believe the long-term investment thesis is largely unchanged and I have only reduced the position modestly.

Summary

As I did last year, I would like to close by reiterating to you that I am an investor alongside you in Janus Enterprise Fund. I still contribute a portion of every paycheck I receive to the Fund. As of October 31, 2005, my aggregate holdings of the Fund placed me as the largest investor in the Fund. Since becoming manager of the Fund in February 2002, I have not sold a single share of the Fund. I take the obligation of trust very seriously and work every day to support the trust you have placed in me and in Janus.

Thank you for your investment in Janus Enterprise Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Growth Funds October 31, 2005 13

Janus Enterprise Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Enterprise Fund	17.05%	(10.41)%	7.37%	10.96%
Russell Midcap® Growth Index	15.91%	(3.71)%	9.05%	10.64%
S&P MidCap 400 Index	17.65%	7.32%	14.19%	14.44%
Lipper Ranking - based on total returns for Mid-Cap Growth Funds	135/542	286/325	73/121	18/51

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – September 1, 1992

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,130.60	$4.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

*Expenses are equal to the annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Funds that emphasize investments in small-sized companies may experience greater price volatility.

14 Janus Growth Funds October 31, 2005

Janus Enterprise Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 98.0%
Advertising Sales - 2.8%
1,057,650	Lamar Advertising Co.*,#	$47,192,343
Airlines - 1.1%
372,978	Ryanair Holdings PLC (ADR)*,#	18,488,519
Apparel Manufacturers - 0.6%
347,875	Coach, Inc.*	11,194,618
Applications Software - 0.5%
314,705	Citrix Systems, Inc.*,#	8,676,417
Audio and Video Products - 1.6%
267,680	Harman International Industries, Inc.	26,730,525
Batteries and Battery Systems - 0.4%
139,195	Energizer Holdings, Inc.*,#	7,027,956
Broadcast Services and Programming - 0.4%
545,665	CKX, Inc.*,#	6,842,639
Building - Mobile Home and Manufactured Homes - 1.3%
686,580	Thor Industries, Inc.#	22,403,105
Building - Residential and Commercial - 1.1%
28,025	NVR, Inc.*,#	19,211,138
Casino Services - 0.5%
285,290	Scientific Games Corp. - Class A*,#	8,547,288
Cellular Telecommunications - 2.9%
1,937,478	Nextel Partners, Inc. - Class A*,#	48,727,572
Commercial Services - 1.0%
420,962	Iron Mountain, Inc.*,#	16,417,518
Commercial Services - Finance - 3.7%
522,455	Jackson Hewitt Tax Service, Inc.#	12,915,088
337,111	Moody's Corp.#	17,954,532
828,716	Paychex, Inc.	32,121,032
		62,990,652
Computer Services - 0.4%
321,070	Ceridian Corp.*	7,034,644
Computers - 0.9%
257,287	Apple Computer, Inc.*	14,817,158
Computers - Integrated Systems - 0.7%
407,170	NCR Corp.*,#	12,304,677
Containers - Metal and Glass - 2.8%
888,855	Ball Corp.	34,994,221
701,200	Owens-Illinois, Inc.*	13,350,848
		48,345,069
Cruise Lines - 0.7%
292,080	Royal Caribbean Cruises, Ltd. (U.S. Shares)#	12,103,795
Data Processing and Management - 1.3%
553,975	NAVTEQ Corp.*,#	21,671,502
Dental Supplies and Equipment - 1.0%
429,475	Patterson Companies, Inc.*,#	17,771,676
Diagnostic Kits - 0.4%
184,570	Dade Behring Holdings, Inc.	6,646,366
E-Commerce/Services - 0.3%
199,920	IAC/InterActiveCorp*	5,117,952
Electric Products - Miscellaneous - 1.6%
684,250	AMETEK, Inc.#	27,869,503

Shares or Principal Amount		Value
Electronic Components - Semiconductors - 3.2%
1,346,395	Advanced Micro Devices, Inc.*,#	$31,263,292
665,380	ATI Technologies, Inc. (U.S. Shares)*,#	9,614,741
459,165	International Rectifier Corp.*,#	13,586,692
		54,464,725
Electronic Measuring Instruments - 0.2%
130,815	Trimble Navigation, Ltd.*	3,776,629
Entertainment Software - 1.3%
707,901	Activision, Inc.*,#	11,163,599
181,835	Electronic Arts, Inc.*	10,342,775
		21,506,374
Fiduciary Banks - 1.4%
253,462	Investors Financial Services Corp.#	9,677,179
280,590	Northern Trust Corp.	15,039,624
		24,716,803
Finance - Commercial - 0.5%
392,985	CapitalSource, Inc.*,#	8,645,670
Finance - Other Services - 1.4%
64,560	Chicago Mercantile Exchange Holdings, Inc.#	23,574,084
Food - Canned - 0.9%
582,729	TreeHouse Foods, Inc.*	15,057,717
Food - Dairy Products - 1.9%
895,202	Dean Foods Co.*	32,361,552
Hotels and Motels - 1.3%
387,975	Starwood Hotels & Resorts Worldwide, Inc.	22,669,379
Human Resources - 2.0%
540,525	Manpower, Inc.	24,474,972
271,105	Robert Half International, Inc.	9,998,352
		34,473,324
Independent Power Producer - 1.1%
1,506,835	Reliant Energy, Inc.*,#	19,136,805
Industrial Automation and Robotics - 0.5%
164,585	Rockwell Automation, Inc.	8,747,693
Instruments - Scientific - 1.1%
349,962	Fisher Scientific International, Inc.*	19,772,853
Insurance Brokers - 0.5%
220,520	Willis Group Holdings, Ltd.	8,190,113
Internet Infrastructure Software - 1.3%
289,990	F5 Networks, Inc.*,#	15,088,180
929,120	TIBCO Software, Inc.*,#	7,052,021
		22,140,201
Internet Security - 0.7%
511,180	Check Point Software Technologies, Ltd. (U.S. Shares)*	11,429,985
Investment Management and Advisory Services - 2.7%
178,065	National Financial Partners Corp.#	8,053,880
566,865	T. Rowe Price Group, Inc.	37,140,995
		45,194,875
Leisure and Recreation Products - 0.6%
268,405	Brunswick Corp.#	10,234,283
Machinery - Construction and Mining - 1.6%
498,710	Terex Corp.*,#	27,414,089
Machinery - Pumps - 0.6%
302,820	Graco, Inc.#	10,377,641

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2005 15

Janus Enterprise Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Medical - Biomedical and Genetic - 3.9%
900,230	Celgene Corp.*	$50,502,903
248,160	Invitrogen Corp.*,#	15,780,494
		66,283,397
Medical - Drugs - 0.9%
135,435	Forest Laboratories, Inc.*	5,134,341
119,655	Merck KGaA	9,891,782
		15,026,123
Medical - HMO - 1.6%
500,118	Coventry Health Care, Inc.*	27,001,371
Medical - Nursing Homes - 0.8%
373,885	Manor Care, Inc.#	13,927,216
Medical Instruments - 1.8%
113,810	Foxhollow Technologies, Inc.*,#	5,156,731
69,435	Intuitive Surgical, Inc.*,#	6,160,968
407,665	St. Jude Medical, Inc.*	19,596,456
		30,914,155
Medical Products - 1.4%
89,000	Synthes, Inc.	9,422,189
298,385	Varian Medical Systems, Inc.*,#	13,594,421
		23,016,610
Miscellaneous Manufacturing - 0.7%
6,378,270	FKI PLC	11,515,364
Motion Pictures and Services - 0.7%
1,208,450	Lions Gate Entertainment Corp. (U.S. Shares)*,#	11,601,120
Multi-Line Insurance - 1.2%
556,875	Assurant, Inc.#	21,272,625
Oil Companies - Exploration and Production - 4.1%
798,985	EOG Resources, Inc.	54,155,203
340,345	Murphy Oil Corp.#	15,945,163
		70,100,366
Optical Supplies - 0.9%
115,250	Alcon, Inc. (U.S. Shares)#	15,316,725
Pipelines - 2.4%
457,606	Kinder Morgan, Inc.#	41,596,385
Printing - Commercial - 0.6%
300,165	R.R. Donnelley & Sons Co.#	10,511,778
Property and Casualty Insurance - 0.9%
348,785	W. R. Berkley Corp.	15,241,905
Recreational Vehicles - 0.6%
227,975	Polaris Industries, Inc.#	10,279,393
Reinsurance - 2.1%
10,527	Berkshire Hathaway, Inc. - Class B*	29,633,505
272,435	Montpelier Re Holdings, Ltd. (U.S. Shares)#	5,475,944
		35,109,449
Respiratory Products - 0.8%
402,590	Respironics, Inc.*,#	14,440,903
Retail - Auto Parts - 0.7%
297,309	Advance Auto Parts, Inc.*,#	11,149,088
Retail - Office Supplies - 2.0%
299,625	Office Depot, Inc.*	8,248,676
1,118,815	Staples, Inc.	25,430,665
		33,679,341

Shares or Principal Amount		Value
Retail - Restaurants - 0.8%
261,791	Yum! Brands, Inc.	$13,317,308
Schools - 1.4%
237,369	Apollo Group, Inc. - Class A*,#	14,958,994
90,535	Strayer Education, Inc.#	8,103,788
		23,062,782
Semiconductor Components/Integrated Circuits - 2.4%
352,845	Linear Technology Corp.#	11,717,982
617,665	Marvell Technology Group, Ltd.*,#	28,665,833
		40,383,815
Semiconductor Equipment - 1.3%
258,550	KLA-Tencor Corp.	11,968,280
433,920	Novellus Systems, Inc.*,#	9,485,491
		21,453,771
Telecommunication Equipment - 0.7%
403,340	Adtran, Inc.	12,201,035
Telecommunication Services - 0.9%
611,140	Amdocs, Ltd. (U.S. Shares)*	16,176,876
Television - 0.9%
571,573	Univision Communications, Inc. - Class A*,#	14,940,918
Textile-Home Furnishings - 0.9%
200,485	Mohawk Industries, Inc.*,#	15,647,854
Therapeutics - 2.9%
366,228	Gilead Sciences, Inc.*	17,304,273
486,527	Neurocrine Biosciences, Inc.*	25,698,356
91,860	United Therapeutics Corp.*	6,784,780
		49,787,409
Toys - 1.1%
1,044,122	Marvel Entertainment, Inc.*	18,376,547
Transportation - Marine - 0.6%
219,495	Alexander & Baldwin, Inc.#	10,742,085
Transportation - Railroad - 0.8%
183,385	Canadian National Railway Co. (U.S. Shares)	13,291,745
Transportation - Services - 0.8%
226,860	Expeditors International of Washington, Inc.#	13,763,596
Transportation - Truck - 0.4%
326,940	J.B. Hunt Transport Services, Inc.#	6,345,905
Wireless Equipment - 1.2%
830,135	Crown Castle International Corp.*	20,354,910
Total Common Stock (cost $1,126,308,283)		1,669,847,297
Other Securities - 19.1%
325,512,940	State Street Navigator Securities Lending Prime Portfolio† (cost $325,512,940)	325,512,940
Repurchase Agreement - 1.4%
$24,100,000	Bear Stearns & Company, Inc., 4.1125% dated 10/31/05, maturing 11/1/05 to be repurchased at $24,102,753 collateralized by $32,629,472 in U.S. Government Agencies 0%, 10/1/35; with a value of $24,582,189 (cost $24,100,000)	24,100,000
Total Investments (total cost $1,475,921,223) – 118.5%		2,019,460,237
Liabilities, net of Cash, Receivables and Other Assets – (18.5)%		(315,918,660)
Net Assets – 100%		$1,703,541,577

See Notes to Schedules of Investments and Financial Statements.

16 Janus Growth Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$42,331,890	2.1%
Canada	34,507,606	1.7%
Germany	9,891,782	0.5%
Ireland	18,488,519	0.9%
Israel	11,429,985	0.6%
Liberia	12,103,795	0.6%
Switzerland	15,316,725	0.7%
United Kingdom	27,692,240	1.4%
United States††	1,847,697,695	91.5%
Total	$2,019,460,237	100.0%

††Includes Short-Term Securities and Other Securities (74.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2005 17

Janus Mercury Fund (unaudited)

Fund Snapshot

This diversified growth fund typically pursues larger companies believed to be well-positioned for future growth.

Performance Overview

Despite skyrocketing oil prices and steadily rising interest rates, the economy continued to grow during the 12-month period ended October 31, 2005. Company profits remained solid, giving a boost to stock prices. Even so, optimism faltered in the wake of Hurricane Katrina. Against this backdrop, the Fund posted a 13.35% gain, topping the 8.81% return of its primary benchmark, the Russell 1000® Growth Index as well as its secondary benchmark, the S&P 500® Index, which returned 8.72%.

The Fund's outperformance versus its benchmark can be attributed to our approach of seeking opportunities across many different sectors of the market – and then carefully constructing the Fund one company at a time. However, sector weightings can and often do have an impact on performance. For instance, during the period, the Fund's exposure to healthcare stocks materially contributed to its strong relative performance, due primarily to our strong stock selection in this group. Several well-chosen stocks in the technology hardware and equipment sector also helped boost our results. Meanwhile, areas of weakness for the Fund included the banking, diversified financials and capital goods sectors, where select holdings experienced setbacks.

Strategy in This Environment

Although I am mindful of the economic factors that could impact the Fund's results, my focus – first and foremost – is on individual company fundamentals. I believe our research is best focused on analyzing companies one by one, understanding what truly drives free cash flow, and whether those companies will outperform. I place less emphasis on aggressive allocations amongst various sectors and short-term considerations. Instead, I favor holdings with the most attractive risk/reward characteristics for the long-term.

Fund Composition

As of October 31, 2005, equities comprised 98.1% of the Fund, which included 19.7% in foreign holdings. The Fund's 10 largest holdings by weight represented 30.5% of its total net assets and cash accounted for 1.9% of total net assets.

Leaders Included Pharmaceutical, Transportation and Healthcare Stocks

Reviewing our list of top contributors, it's worth noting that pharmaceuticals and transportation have proven to be among the Fund's best-performing sectors for two years running – a rare occurrence, to be sure. In fact, this is the first time in my 10 years managing investments at Janus that I can recall the same two industry groups emerging as repeat winners. Standing out in the pharmaceutical category was Swiss concern Roche. Although the company boasts a solid diagnostics business, its double-digit annual gain was largely thanks to its majority stake in biotechnology firm Genentech and its growing portfolio of cancer therapies, including Avastin, Rituxan and Tarceva. The drug maker also is restructuring its balance sheet, exiting unrelated businesses to focus solely on pharmaceuticals and diagnostics. As we see it, Roche's tremendous revenue growth and improving fundamentals, both in top-line sales and operating margins, add up to a very attractive business and a potentially profitable long-term investment.

In transportation, Canadian National Railway moved ahead. The railroad, which operates passenger- and product-hauling lines in Canada and the U.S., easily outdistanced earnings estimates for the past year. Although I expect the railroad's fast-paced earnings growth to slow somewhat in the future, our research indicates that its margins and cash flow generation should remain strong as Canadian National benefits from projected rising customer demand driven by surging Asian imports and expanding domestic markets.

David Corkins

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
Roche Holding A.G.	3.8%	3.7%
UnitedHealth Group, Inc.	3.5%	3.0%
Yahoo!, Inc.	3.4%	3.2%
General Electric Co.	3.3%	–
JP Morgan Chase & Co.	3.3%	2.9%
Microsoft Corp.	2.9%	3.1%
Berkshire Hathaway, Inc. - Class B	2.8%	3.8%
Procter & Gamble Co.	2.7%	–
Canadian National Railway Co. (U.S. Shares)	2.5%	3.2%
Texas Instruments, Inc.	2.3%	2.4%

18 Janus Growth Funds October 31, 2005

(unaudited)

The market for managed healthcare has continued to expand as well, which has aided our position in UnitedHealth Group, one of the nation's largest health insurers. Indeed, in reporting its third-quarter results in mid-October, the company announced that it served 11.4 million people, an increase of nearly a half-million this year alone. This robust growth helped drive profits up 21% for the period. Overall growth and earnings in 2005 have been exceptionally strong, and the forecast for 2006 – following the introduction of UnitedHealth's new prescription drug plan and close of its acquisition of PacifiCare Health Systems – looks equally impressive.

Given the intense focus on soaring oil and gas prices during the year, our discussion of winners would not be complete without mentioning one of our best performers in the energy group, BJ Services. The oilfield services provider benefited as crude oil prices hit record highs of over $70 a barrel after Hurricane Katrina hit the Gulf Coast in August. BJ Services also got a lift after reporting fiscal third-quarter earnings that beat analysts' expectations. The company's announcement that it will raise prices on domestic pressure pumping services gave BJ Services an added boost.

Manufacturing and Financial Services Holdings Worked Against Us

My longtime investors know that I prefer to invest in a diverse and eclectic group of equities representing a broad spectrum of the market's offerings. Roughly three-quarters of the Fund's holdings are what I consider "classic" growth stocks. The remaining one-quarter consists of what I refer to as "turnaround" names. This makes for what I believe to be a well-balanced portfolio of holdings that may outperform in strong markets as well as weaker economic environments.

Unfortunately, our investment in industrial conglomerate Tyco International suffered as turnaround efforts at the firm stalled. The company – whose myriad businesses include security and fire protection systems, electronics, healthcare, engineering products and plastics and adhesives – reduced its earnings outlook for the fiscal year on weak growth in its plastics unit, tepid revenue and working capital issues. Although we believe the stock still has upside potential, and management is focused on further restructuring efforts, we decided to reduce our position in the stock as the balance of risk and reward has become less favorable.

Another of the Fund's "turnaround" names, Fannie Mae turned down rather than up during the reporting period and disappointed us. The leading U.S. mortgage lender already was pressured from investigations into alleged accounting irregularities that led it to restate earnings for the past several years when it fell further after charges of additional violations surfaced in September. As we see it, the stock's risk/reward tradeoff still may be attractive and we are continuing to hold the position as we monitor its progress.

Investment Strategy and Outlook

Looking ahead, a flattening yield curve suggests that the economy soon may be facing a headwind amid persistent worries about plunging consumer confidence and lackluster spending. Still, I feel confident about the strength of corporate balance sheets and profits. Bond credit spreads have widened, as well, which supports a belief that risk is being priced more effectively in the market. Regardless of what direction the economy takes, I will continue to focus on companies that should benefit from a focus on free cash flow generation and return on capital. As always, the goal of our rigorous efforts is to enhance the value of your investment with us.

It has been almost 3 years since I took over the management of the Mercury Fund at the end of February 2003. Since that time the Fund has returned 17.72% on an annualized, absolute basis and outperformed 87% of its peers in the Lipper Large-Cap Growth Universe. The entire investment team at Janus has worked diligently to generate these results and it wouldn't have been possible without the combined efforts of the analysts, associates and portfolio managers. To paraphrase Will Rogers, to be successful you have to know, love and believe in what you are doing. Our group continues to work hard to grow your investment and appreciates your confidence.

Thank you for your investment in Janus Mercury Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Growth Funds October 31, 2005 19

Janus Mercury Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Mercury Fund	13.35%	(9.06)%	9.40%	12.49%
Russell 1000® Growth Index	8.81%	(7.93)%	6.78%	8.53%
S&P 500® Index	8.72%	(1.74)%	9.34%	10.39%
Lipper Ranking - based on total returns for Large-Cap Growth Funds	141/679	335/457	8/151	1/84

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – May 3, 1993

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,095.40	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63

*Expenses are equal to the annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Mercury Fund changed its primary benchmark from the S&P 500® Index to the Russell 1000® Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the S&P 500® Index as a secondary benchmark index.

20 Janus Growth Funds October 31, 2005

Janus Mercury Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 97.7%
Advertising Sales - 0.7%
732,410	Lamar Advertising Co.*,#	$32,680,134
Aerospace and Defense - 1.2%
856,930	Lockheed Martin Corp.#	51,895,681
Agricultural Operations - 0.4%
645,870	Delta and Pine Land Co.#	16,114,457
Applications Software - 2.9%
4,988,505	Microsoft Corp.	128,204,579
Athletic Footwear - 1.6%
867,800	NIKE, Inc. - Class B#	72,938,590
Audio and Video Products - 0.8%
346,365	Harman International Industries, Inc.#	34,588,009
Automotive - Cars and Light Trucks - 1.0%
1,012,369	BMW A.G.**,#	44,029,759
Broadcast Services and Programming - 2.5%
1,186,050	Liberty Global, Inc. - Class A*,#	29,378,459
1,186,050	Liberty Global, Inc. - Class C*,#	28,133,106
6,649,443	Liberty Media Corp. - Class A*,#	52,996,060
		110,507,625
Cable Television - 1.0%
1,577,285	Comcast Corp. - Special Class A*	43,233,382
Cellular Telecommunications - 0.7%
1,223,240	Nextel Partners, Inc. - Class A*,#	30,764,486
Chemicals - Specialty - 1.8%
75,454	Givaudan S.A.**	48,630,919
351,670	Syngenta A.G. (ADR)*,**,#	7,557,388
244,497	Syngenta A.G.*,**	26,206,604
		82,394,911
Computers - 2.3%
1,376,405	Dell, Inc.*,#	43,879,791
2,074,260	Hewlett-Packard Co.#	58,162,251
		102,042,042
Cosmetics and Toiletries - 2.7%
2,176,090	Procter & Gamble Co.	121,839,279
Data Processing and Management - 0.8%
770,940	Automatic Data Processing, Inc.#	35,972,060
Diversified Operations - 6.4%
4,323,900	General Electric Co.	146,623,448
857,522	Louis Vuitton Moet Hennessy S.A.**,#	69,421,041
3,306,125	Smiths Group PLC	53,398,217
674,540	Tyco International, Ltd. (U.S. Shares)	17,801,111
		287,243,817
E-Commerce/Products - 0.3%
329,460	Amazon.com, Inc.*	13,138,865
E-Commerce/Services - 0.8%
609,340	eBay, Inc.*	24,129,864
428,320	IAC/InterActiveCorp*	10,964,992
		35,094,856
Electronic Components - Semiconductors - 4.4%
1,066,785	Advanced Micro Devices, Inc.*	24,770,748
127,236	Samsung Electronics Company, Ltd.**	67,274,207
3,601,315	Texas Instruments, Inc.#	102,817,542
		194,862,497

Shares or Principal Amount		Value
Electronic Forms - 0.7%
966,780	Adobe Systems, Inc.#	$31,178,655
Enterprise Software/Services - 0.6%
2,192,182	Oracle Corp.*,#	27,796,868
Entertainment Software - 1.5%
1,212,130	Electronic Arts, Inc.*	68,945,954
Finance - Investment Bankers/Brokers - 5.2%
729,998	Citigroup, Inc.#	33,419,308
400,265	Goldman Sachs Group, Inc.#	50,581,488
3,999,045	JP Morgan Chase & Co.	146,445,027
		230,445,823
Finance - Mortgage Loan Banker - 0.5%
460,460	Fannie Mae	21,881,059
Finance - Other Services - 0.3%
33,405	Chicago Mercantile Exchange Holdings, Inc.	12,197,836
Food - Dairy Products - 0.7%
841,960	Dean Foods Co.*,#	30,436,854
Food - Retail - 1.1%
340,675	Whole Foods Market, Inc.#	49,101,488
Hotels and Motels - 2.1%
1,603,520	Starwood Hotels & Resorts Worldwide, Inc.#	93,693,674
Independent Power Producer - 0.5%
1,814,535	Reliant Energy, Inc.*,#	23,044,595
Internet Security - 0.5%
902,545	Check Point Software Technologies, Ltd. (U.S. Shares)*,#	20,180,906
Medical - Biomedical and Genetic - 1.2%
963,115	Celgene Corp.*	54,030,752
Medical - Drugs - 6.1%
1,131,955	Eli Lilly and Co.#	56,360,039
1,138,109	Roche Holding A.G.**	170,007,983
607,481	Sanofi-Aventis**,#	48,632,843
		275,000,865
Medical - HMO - 6.0%
523,590	Aetna, Inc.	46,369,130
1,190,087	Coventry Health Care, Inc.*	64,252,797
2,721,925	UnitedHealth Group, Inc.	157,572,238
		268,194,165
Medical - Hospitals - 0.4%
414,579	LifePoint Hospitals, Inc.*,#	16,210,039
Medical - Nursing Homes - 0.8%
975,075	Manor Care, Inc.#	36,321,544
Motion Pictures and Services - 0.3%
1,464,750	Lions Gate Entertainment Corp. (U.S. Shares)*,#	14,061,600
Motorcycle and Motor Scooter Manufacturing - 0.6%
573,575	Harley-Davidson, Inc.#	28,409,170
Multi-Line Insurance - 0.8%
569,620	American International Group, Inc.#	36,911,376
Multimedia - 0.6%
1,018,610	Walt Disney Co.#	24,823,526
Networking Products - 1.9%
4,876,775	Cisco Systems, Inc.*,#	85,099,724
Oil - Field Services - 1.3%
1,725,660	BJ Services Co.	59,966,685

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2005 21

Janus Mercury Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Oil and Gas Drilling - 0.5%
490,535	Global Santa Fe Corp.#	$21,853,334
Oil Companies - Exploration and Production - 1.3%
492,765	Apache Corp.	31,453,190
722,895	EnCana Corp. (U.S. Shares)	33,151,965
		64,605,155
Oil Companies - Integrated - 3.8%
224,655	Amerada Hess Corp.#	28,104,341
1,347,810	BP PLC (ADR)#	89,494,584
970,780	Exxon Mobil Corp.	54,499,589
		172,098,514
Pharmacy Services - 2.2%
1,872,525	Caremark Rx, Inc.*,#	98,120,310
Printing - Commercial - 0.5%
591,700	R.R. Donnelley & Sons Co.#	20,721,334
Reinsurance - 2.8%
45,381	Berkshire Hathaway, Inc. - Class B*,#	127,747,515
Retail - Building Products - 1.0%
743,265	Lowe's Companies, Inc.	45,168,214
Retail - Consumer Electronics - 0.9%
951,422	Best Buy Company, Inc.	42,109,938
Retail - Office Supplies - 1.6%
3,056,847	Staples, Inc.	69,482,132
Retail - Pet Food and Supplies - 0.4%
749,830	PETsMART, Inc.#	17,621,005
Savings/Loan/Thrifts - 0.7%
2,153,826	NewAlliance Bancshares, Inc.#	31,058,171
Semiconductor Components/Integrated Circuits - 1.5%
1,872,110	Maxim Integrated Products, Inc.#	64,924,775
Steel - Producers - 0.8%
179,775	POSCO**	36,419,935
Telecommunication Equipment - Fiber Optics - 0.8%
1,780,950	Corning, Inc.*,#	35,779,286
Television - 0.5%
796,950	Univision Communications, Inc. - Class A*,#	20,832,273
Therapeutics - 0.4%
360,835	Neurocrine Biosciences, Inc.*	19,059,305
Toys - 0.5%
1,246,427	Marvel Entertainment, Inc.*,#	21,937,115
Transportation - Railroad - 3.4%
1,545,900	Canadian National Railway Co. (U.S. Shares)	112,046,832
586,187	Union Pacific Corp.#	40,552,417
		152,599,249
Transportation - Services - 2.7%
1,689,980	C.H. Robinson Worldwide, Inc.#	59,588,695
677,875	FedEx Corp.#	62,317,049
		121,905,744
Web Portals/Internet Service Providers - 4.4%
117,110	Google, Inc. - Class A*	43,581,315
4,120,365	Yahoo!, Inc.*,#	152,329,894
		195,911,209
Wireless Equipment - 1.0%
1,921,500	Motorola, Inc.#	42,580,440
Total Common Stock (cost $3,278,936,926)		4,368,013,140

Shares or Principal Amount		Value
Preferred Stock - 0.4%
U.S. Government Agency - 0.4%
286,800	Fannie Mae, 7.00% (cost $14,340,000)	$15,702,300
Other Securities - 5.9%
264,912,132	State Street Navigator Securities Lending Prime Portfolio† (cost $264,912,132)	264,912,132
Time Deposit - 1.9%
$87,100,000	Societe Generale, ETD 4.00%, 11/1/05 (cost $87,100,000)	87,100,000
Total Investments (total cost $3,645,289,058) – 105.9%		4,735,727,572
Liabilities, net of Cash, Receivables and Other Assets – (5.9)%		(262,297,061)
Net Assets – 100%		$4,473,430,511

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$17,801,111	0.4%
Canada	159,260,397	3.4%
Cayman Islands	21,853,334	0.5%
France	118,053,884	2.5%
Germany	44,029,759	0.9%
Israel	20,180,906	0.4%
South Korea	103,694,142	2.2%
Switzerland	252,402,894	5.3%
United Kingdom	142,892,801	3.0%
United States††	3,855,558,344	81.4%
Total	$4,735,727,572	100.0%

††Includes Short-Term Securities and Other Securities (74.0% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 12/2/05	4,500,000	$5,401,686	$64,104
Euro 1/27/06	17,100,000	20,592,158	384,412
Euro 2/9/06	6,080,000	7,327,181	348,394
Euro 2/23/06	15,300,000	18,453,525	639,804
South Korean Won 11/30/05	6,800,000,000	6,521,531	128,836
South Korean Won 5/11/06	29,350,000,000	28,292,762	(71,609)
Swiss Franc 1/27/06	56,100,000	43,891,425	597,631
Swiss Franc 2/23/06	42,900,000	33,649,947	1,086,895
Total		$164,130,215	$3,178,467

See Notes to Schedules of Investments and Financial Statements.

22 Janus Growth Funds October 31, 2005

Janus Olympus Fund (unaudited)

Performance Overview

Janus Olympus Fund gained 17.72% for the year ended October 31, 2005, versus its primary benchmark, the Russell 1000® Growth Index, which returned 8.81% and its secondary benchmark, the S&P 500® Index, which gained 8.72%.

Fund Strategy in a Flattish Market

To review the past 12 months, the market appreciated toward the end of 2004 but has since remained essentially flat. In this flat market, there have been few identifiable secular trends other than the increased demand for oil and tight supply conditions. Such a flat, trendless market is sometimes called a "stock-picker's market." Indeed, while the annual gain of the Dow Jones Industrial Average, S&P 500® and Russell 1000® Growth indices were all less than 9%, several individual stocks far surpassed the market gains. Our strategy during the past year was to focus on identifying investments that each had their own catalyst for value creation and share price appreciation regardless of economic or interest rate climate. We feel that this strategy helped generate the healthy returns of the past year.

Differentiated Research Identified Strong Performers

In reviewing the top performers of the past year, I am struck that 7 of the top 10 are healthcare-related, where our analysts' outstanding research revealed unique potential in several companies. Outside of healthcare, the research team again utilized in-depth analysis to identify underappreciated value in a variety of industries.

The Fund's largest position and strongest performance contributor was Celgene, a biotechnology company focused on hematological disease. Celgene has created a new formulation of its multiple myeloma drug, Thalomid, with fewer side effects and greater efficacy. Specifically, the new drug, Revlimid, has shown the ability to slow disease progression and enable patients to remain transfusion independent for over two years. We believe the drug will be approved by the Food and Drug Administration in the coming year, which should boost sales and profits significantly.

Another pharmaceutical company, eye-care giant Alcon, also provided outstanding returns. The demand for Alcon's products has grown with the aging population, new product introductions, better geographic penetration and firm pricing. The company has taken market share in interocular lenses for cataract surgery after introducing Restor, a multi-focal lens that eliminates the need for reading glasses for some patients.

On the health services side, UnitedHealth Group continued to have a positive impact on the Fund. The company benefits from increasing utilization of healthcare and corporate America's desire to share more healthcare costs with its employees. Also, UnitedHealth's pending merger with PacifiCare will enable the company to re-enter California, cut overlapping expenses and consolidate the company's lead among seniors, which is a focus as Medicare Part D rolls out next year.

Outside of healthcare, retail and energy stocks were also top contributors. Whole Foods Market, the leading organic and natural foods retailer, continued to be one of the most exciting and best-performing investments in the Fund. The company is refining its store model to a larger, higher return-on-investment format with unique prepared food offerings that generate excitement and intense loyalty among its customers. With only 3% market share of total U.S. grocery sales, I believe Whole Foods has tremendous growth potential over the next several years as the company penetrates new markets.

Fund Snapshot

This growth fund invests in what we believe are the #1 or #2 market leaders in their respective industries.

Claire Young

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
Celgene Corp.	3.7%	1.6%
Yahoo!, Inc.	3.4%	3.6%
Roche Holding A.G.	3.2%	2.0%
Whole Foods Market, Inc.	3.0%	1.6%
UnitedHealth Group, Inc.	2.4%	2.1%
Alcon, Inc. (U.S. Shares)	2.3%	1.2%
Teva Pharmaceutical Industries, Ltd. (ADR)	2.1%	–
Four Seasons Hotels, Inc.	2.0%	2.4%
Varian Medical Systems, Inc.	2.0%	1.9%
Research In Motion, Ltd. (U.S. Shares)	1.8%	–

Janus Growth Funds October 31, 2005 23

Janus Olympus Fund (unaudited)

In the energy sector, EOG Resources, a North American natural gas producer, also rallied as higher natural gas prices and better than expected reserves in the Barnett Shale region supported the asset value of the company.

Stock-Specific Issues Weighed Down Fund Results

While our research identified exceptional values, there were some unforeseen events which produced the biggest detriments to Fund performance. The largest performance detractor was Elan of Ireland, which faltered early in the year after its multiple sclerosis drug Tysabri was quickly withdrawn from the market after it allegedly contributed to the deaths of two patients in an experimental trial when used in combination with another drug, Avonex. We elected to liquidate the position as the investment thesis for Elan disappeared with its potential revenue stream. Another weak performer was McAfee, an anti-virus and security software vendor, which suffered when Microsoft announced a series of acquisitions and new product introductions aimed at the company's offerings. I opted to exit the position as these fears continue to proliferate.

Unfortunately, two of our top positions disappointed us with their performance during the year. Research In Motion, the designer, manufacturer and marketer of Blackberry wireless systems, was plagued by uncertainties due to its legal wrangling with NTP on push email patents. As we believe the long-term adoption of wireless email systems is still in nascent stages, we have elected to maintain our position in the company. Meanwhile, Four Seasons, the leading luxury hotel management company, suffered from a series of earnings disappointments stemming from several one-time issues such as inconsistent bonus accrual accounting and lumpy condominium selling fee income. The environment for high-end hotel properties, however, remains strong as limited new supply is added and both occupancy and room rates continue to rise, so we are eagerly awaiting a potential rebound in the stock.

Investment Strategy and Outlook

Looking ahead, in my opinion the economy has remained surprisingly robust despite many headwinds – devastation from Hurricane Katrina, high budget deficits that at some point will impact monetary policy, moderating consumer demand due to high oil prices and slowing house price appreciation, and corporate profit squeezes from rising raw material prices and weak end-user pricing ability. In this environment, I expect to see the market to continue to favor companies that provide strong earnings growth despite these impediments, so the Fund remains invested predominantly in stocks that we believe can grow organically and have specific catalysts to improve shareholder value.

Thanks for your confidence and investment in Janus Olympus Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

24 Janus Growth Funds October 31, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Since Inception*
Janus Olympus Fund	17.72%	(8.99)%	11.30%
Russell 1000® Growth Index	8.81%	(7.93)%	6.42%
S&P 500® Index	8.72%	(1.74)%	8.82%
Lipper Ranking - based on total returns for Multi-Cap Growth Funds	74/414	189/261	12/88

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – December 29, 1995

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,148.40	$5.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

*Expenses are equal to the annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Olympus Fund changed its primary benchmark from the S&P 500® Index to the Russell 1000® Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the S&P 500® Index as a secondary benchmark index.

Janus Growth Funds October 31, 2005 25

Janus Olympus Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 95.4%
Aerospace and Defense - 1.3%
454,310	Boeing Co.	$29,366,598
Apparel Manufacturers - 0.6%
1,220,850	Quiksilver, Inc.*,#	14,076,401
Applications Software - 2.3%
492,235	Citrix Systems, Inc.*	13,570,919
106,933	Infosys Technologies, Ltd.	5,988,201
376,275	Mercury Interactive Corp.*	13,090,607
707,950	Microsoft Corp.	18,194,315
		50,844,042
Athletic Footwear - 1.3%
357,020	NIKE, Inc. - Class B	30,007,531
Audio and Video Products - 0.6%
129,650	Harman International Industries, Inc.#	12,946,849
Automotive - Truck Parts and Equipment - Original - 0.3%
179,010	Autoliv, Inc.	7,690,270
Building - Mobile Home and Manufactured Homes - 0.8%
524,615	Thor Industries, Inc.#	17,118,187
Casino Services - 0.5%
412,070	Scientific Games Corp. - Class A*,#	12,345,617
Cellular Telecommunications - 0.9%
4,145,500	China Mobile, Ltd.	18,449,162
70,210	China Mobile, Ltd. (ADR)#	1,576,215
		20,025,377
Commercial Banks - 1.8%
3,175	Mizuho Financial Group, Inc.	21,055,752
226,254	UBS A.G.**	19,214,963
		40,270,715
Commercial Services - 0.7%
351,488	CoStar Group, Inc.*	16,853,850
Computer Services - 0.5%
444,400	Park24 Company, Ltd.	10,460,064
Computers - 4.5%
282,325	Apple Computer, Inc.*	16,259,097
217,025	Dell, Inc.*	6,918,757
829,225	Hewlett-Packard Co.	23,251,468
30,190,000	Lenovo Group, Ltd.	14,798,829
660,720	Research In Motion, Ltd. (U.S. Shares)*,#	40,627,672
		101,855,823
Computers - Memory Devices - 1.4%
1,754,610	EMC Corp.*	24,494,355
107,695	SanDisk Corp.*	6,342,159
		30,836,514
Containers - Metal and Glass - 0.7%
407,220	Ball Corp.	16,032,251
Cosmetics and Toiletries - 1.2%
476,360	Procter & Gamble Co.	26,671,396
Data Processing and Management - 1.6%
95,370	First Data Corp.	3,857,717
796,695	NAVTEQ Corp.*,#	31,166,708
		35,024,425
Dental Supplies and Equipment - 1.2%
667,940	Patterson Companies, Inc.*,#	27,639,357

Shares or Principal Amount		Value
Diagnostic Kits - 0.6%
373,175	Dade Behring Holdings, Inc.	$13,438,032
Distribution/Wholesale - 0.6%
2,069,500	Esprit Holdings, Ltd.	14,589,360
Diversified Operations - 0.1%
2,164,000	Melco International Development, Ltd.	2,079,669
E-Commerce/Services - 1.1%
622,180	eBay, Inc.*	24,638,328
Electric - Generation - 0.2%
329,975	AES Corp.*	5,243,303
Electronic Forms - 1.8%
1,258,525	Adobe Systems, Inc.	40,587,431
Enterprise Software/Services - 2.6%
1,719,915	Oracle Corp.*	21,808,522
855,055	SAP A.G. (ADR)**,#	36,716,062
		58,524,584
Entertainment Software - 1.2%
460,630	Electronic Arts, Inc.*	26,200,634
Finance - Credit Card - 1.0%
511,500	Credit Saison Co., Ltd.	23,068,250
Finance - Investment Bankers/Brokers - 1.8%
609,130	Citigroup, Inc.	27,885,971
1,089,000	Mitsubishi UFJ Securities Company, Ltd.	12,357,779
		40,243,750
Finance - Mortgage Loan Banker - 1.1%
499,570	Fannie Mae#	23,739,566
Finance - Other Services - 1.7%
42,990	Chicago Mercantile Exchange Holdings, Inc.	15,697,799
243,263	Deutsche Boerse A.G.**,#	22,879,975
		38,577,774
Financial Guarantee Insurance - 1.1%
441,480	MBIA, Inc.*	25,711,795
Food - Retail - 3.0%
466,817	Whole Foods Market, Inc.#	67,282,334
Food - Wholesale/Distribution - 0.8%
538,125	Sysco Corp.	17,171,569
Hazardous Waste Disposal - 0.9%
364,930	Stericycle, Inc.*,#	21,005,371
Hotels and Motels - 2.0%
861,745	Four Seasons Hotels, Inc.	46,215,384
Medical - Biomedical and Genetic - 6.7%
179,945	Alexion Pharmaceuticals, Inc.#	4,928,694
1,503,536	Celgene Corp.*	84,348,369
398,005	Genentech, Inc.*	36,059,252
389,900	Invitrogen Corp.*,#	24,793,741
		150,130,056
Medical - Drugs - 4.0%
481,122	Roche Holding A.G.**	71,868,846
243,055	Sanofi-Aventis**,#	19,458,149
		91,326,995
Medical - Generic Drugs - 2.1%
1,271,440	Teva Pharmaceutical Industries, Ltd. (ADR)#	48,467,293

See Notes to Schedules of Investments and Financial Statements.

26 Janus Growth Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Medical - HMO - 3.9%
633,660	Coventry Health Care, Inc.*	$34,211,303
935,452	UnitedHealth Group, Inc.	54,153,317
		88,364,620
Medical - Hospitals - 0.5%
268,730	Triad Hospitals, Inc.*	11,052,865
Medical - Nursing Homes - 0.6%
373,700	Manor Care, Inc.	13,920,325
Medical Information Systems - 0.2%
48,950	Cerner Corp.*,#	4,133,828
Medical Instruments - 2.6%
339,065	Intuitive Surgical, Inc.*,#	30,085,237
24,095	Kyphon, Inc.*,#	965,969
499,005	Medtronic, Inc.	28,273,623
		59,324,829
Medical Products - 2.7%
245,810	Cooper Companies, Inc.#	16,921,560
972,555	Varian Medical Systems, Inc.*,#	44,309,606
		61,231,166
Motorcycle and Motor Scooter Manufacturing - 1.0%
474,605	Harley-Davidson, Inc.#	23,507,186
Multi-Line Insurance - 0.8%
283,680	American International Group, Inc.	18,382,464
Networking Products - 2.5%
2,185,602	Cisco Systems, Inc.*	38,138,755
759,090	Juniper Networks, Inc.*,#	17,709,570
		55,848,325
Oil - Field Services - 0.6%
215,440	Halliburton Co.	12,732,504
Oil and Gas Drilling - 0.6%
251,655	Transocean, Inc.*	14,467,646
Oil Companies - Exploration and Production - 1.7%
287,005	Apache Corp.	18,319,529
286,605	EOG Resources, Inc.#	19,426,087
		37,745,616
Oil Companies - Integrated - 1.8%
306,525	BP PLC (ADR)**	20,353,260
351,880	Exxon Mobil Corp.	19,754,543
		40,107,803
Optical Supplies - 2.3%
382,835	Alcon, Inc. (U.S. Shares)**	50,878,772
Pharmacy Services - 1.2%
518,190	Caremark Rx, Inc.*	27,153,156
Retail - Apparel and Shoe - 1.0%
658,790	Nordstrom, Inc.	22,827,074
Retail - Jewelry - 1.3%
727,190	Tiffany & Co.	28,651,286
Semiconductor Components/Integrated Circuits - 0.3%
574,225	Cypress Semiconductor Corp.*,#	7,809,460
Semiconductor Equipment - 0.9%
425,140	KLA-Tencor Corp.#	19,679,731
Soap and Cleaning Preparations - 0.7%
544,906	Reckitt Benckiser PLC**	16,463,786
Telecommunication Services - 0.9%
733,755	Amdocs, Ltd. (U.S. Shares)*,**	19,422,495
Therapeutics - 2.6%
753,094	Neurocrine Biosciences, Inc.*	39,778,425
265,702	United Therapeutics Corp.*,#	19,624,750
		59,403,175

Shares or Principal Amount		Value
Transportation - Services - 2.6%
709,380	C.H. Robinson Worldwide, Inc.#	$25,012,739
452,000	United Parcel Service, Inc. - Class B	32,968,880
		57,981,619
Web Portals/Internet Service Providers - 4.5%
66,705	Google, Inc. - Class A*	24,823,599
2,072,190	Yahoo!, Inc.*	76,608,864
		101,432,463
Wireless Equipment - 1.0%
902,220	Crown Castle International Corp.*,#	22,122,434
Total Common Stock (cost $1,694,013,638)		2,152,951,373
Preferred Stock - 1.1%
Electronic Components - Semiconductors - 1.1%
59,410	Samsung Electronics Company, Ltd. (cost $22,309,175)	24,185,105
Other Securities - 8.6%
195,028,151	State Street Navigator Securities Lending Prime Portfolio† (cost $195,028,151)	195,028,151
Time Deposit - 1.0%
$22,900,000	Societe Generale, ETD 4.00%, 11/1/05 (cost $22,900,000)	22,900,000
Total Investments (total cost $1,934,250,964) – 106.1%		2,395,064,629
Liabilities, net of Cash, Receivables and Other Assets – (6.1)%		(138,176,343)
Net Assets – 100%		$2,256,888,286
Country	Value	% of Investment Securities
Bermuda	$14,589,360	0.6%
Canada	86,843,056	3.6%
Cayman Islands	14,467,646	0.6%
France	19,458,149	0.8%
Germany	59,596,037	2.5%
Hong Kong	36,903,875	1.5%
India	5,988,201	0.3%
Israel	48,467,293	2.0%
Japan	66,941,845	2.8%
South Korea	24,185,105	1.0%
Switzerland	141,962,581	5.9%
United Kingdom	56,239,541	2.4%
United States††	1,819,421,940	76.0%
Total	$2,395,064,629	100.0%

††Includes Short-Term Securities and Other Securities (66.9% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 12/2/05	4,150,000	$7,342,040	$234,200
British Pound 1/27/06	4,600,000	8,135,747	(33,767)
British Pound 2/23/06	2,150,000	3,802,924	77,826
Euro 12/2/05	2,000,000	2,400,749	28,492
Euro 1/27/06	28,750,000	34,621,319	440,351
Swiss Franc 1/27/06	49,000,000	38,336,538	458,370
Swiss Franc 2/23/06	4,000,000	3,137,524	101,342
Total		$97,776,841	$1,306,814

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2005 27

Janus Orion Fund (unaudited)

Performance Overview

The stock market managed modest gains over the year ended October 31, 2005, despite the headwinds of the Federal Reserve raising interest rates repeatedly, higher energy and commodity prices. These factors, as well as a resurgent dollar in 2005, all threaten to negatively impact corporate earnings across many sectors. With all of these threats, companies capable of delivering strong earnings growth should be richly rewarded by the market. Many of the companies we own in Janus Orion Fund delivered on, and sometimes exceeded expectations. I am pleased to report that the Fund outperformed both its primary and secondary benchmarks, the Russell 3000® Growth Index and the S&P 500® Index, during the 12 month period, gaining 24.80% compared to the 8.99% and 8.72% returns of the Indices, respectively. Janus Orion Fund's strategy of owning what we believe are good businesses that can perform in any market environment continued to deliver.

Contributors Included a Diversified Financial Company and a Technology Hardware and Equipment Firm

Chicago Mercantile Exchange led the list of strong performers in the Fund during the period. This leading futures exchange's position as the most cost-efficient pool of liquidity for offloading a variety of risks creates a strong barrier to competition. A competitive advantage is an important characteristic I look for when considering investments for the Fund. The stock weakened on short-term pricing concerns driven by a mix shift in trading volumes that resulted in lower average revenues per trade. This year, the company exercised some of its pricing power, and the mix of trades improved. I believe the Chicago Mercantile Exchange continues to have tremendous growth opportunities in businesses that leverage its already-dominant position in interest rate and stock index futures.

Another important contributor during the period was Corning, the leading materials sciences company in fiber optics and flat panel displays. The strength of Corning's businesses is best understood by looking at both the strong margins generated and the near-exclusive nature of many of its customer relationships. For many purposes, I believe Corning's capabilities are unmatched. I established a position in the company in early 2005 because I believed the market was missing both the near-term strength in many of Corning's businesses and the long-term franchise value. Janus' fundamental checks with customers and competitors in Asia gave us confidence that both near-term trends and long-term competitive positioning were solid. The stock was up significantly during the period, making the risk/reward tradeoff for owning it less attractive, so we sold our position entirely.

Finally, Caemi, one of the only pure-play opportunities to invest in iron ore demand was a strong contributor. Our research into companies in the steel and iron ore sector identified iron ore suppliers as an industry with the potential for extraordinary long-term pricing power. We invested in Caemi as our analysis indicated that investors misunderstood the medium-term cash generation potential and longer-term competitive positioning of the company.

Select Consumer Durables and Internet Retailers Held Back Performance

Tempur-Pedic, the leading branded memory-foam mattress and pillow manufacturer and marketer, was a significant underperformer. The company announced two consecutive disappointing quarters. The primary culprits were a slowdown in

Fund Snapshot

This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.

Ron Sachs

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
Dade Behring Holdings, Inc.	6.8%	8.6%
CapitalSource, Inc.	4.6%	3.9%
Celgene Corp.	4.5%	1.2%
National Financial Partners Corp.	4.4%	1.7%
Chicago Mercantile Exchange Holdings, Inc.	3.9%	4.7%
EOG Resources, Inc.	3.6%	2.2%
CoStar Group, Inc.	3.4%	–
Cisco Systems, Inc.	3.3%	–
Roche Holding A.G.	3.3%	4.0%
Companhia Siderurgica de Tubarao	3.2%	3.2%

28 Janus Growth Funds October 31, 2005

(unaudited)

consumer spending and higher raw material prices. Tempur-Pedic doesn't seem to have a good handle on the causes of a slowdown in same-store sales of its mattresses, and other investors abandoned the stock. I still believe Tempur-Pedic is a differentiated brand capable of strong growth and industry-leading profit margins. In our opinion, the stock price doesn't reflect the company's prospects, so we continue to hold the position, albeit with limited tolerance for continued excuses from management.

Another underperformer during the period was Expedia, a recent spin-out of the travel-related businesses from IAC/InterActiveCorp. We believe Expedia is an important aggregator and distributor of travel services and has strong market positions in most of its businesses that can assure reasonable margins. While the competitive moat may not be easily understood, we feel the stock price indicates few other investors believe that there is any moat at all. A recent bounce in the share price after Expedia's financial results exceeded most skeptics' expectations still leaves the valuation compelling, in our opinion, and our thesis remains intact. We consequently continue to hold the position.

Strategy in the Months Ahead

Going forward, I will continue to work to deliver strong risk-adjusted returns to the Fund's shareholders. Despite strong performance for the Fund over the last 12 months, I believe this market continues to present opportunities to buy great businesses at attractive prices.

Thank you for your investment.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Growth Funds October 31, 2005 29

Janus Orion Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Since Inception*
Janus Orion Fund	24.80%	(2.35)%	(4.50)%
Russell 3000® Growth Index	8.99%	(7.48)%	(8.84)%
S&P 500® Index	8.72%	(1.74)%	(1.88)%
Lipper Ranking - based on total returns for Multi-Cap Growth Funds	5/414	60/261	86/237

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – June 30, 2000

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,153.80	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

*Expenses are equal to the annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Concentration may lead to greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Orion Fund changed its primary benchmark from the S&P 500® Index to the Russell 3000® Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indices. The Fund will retain the S&P 500® Index as a secondary benchmark index.

30 Janus Growth Funds October 31, 2005

Janus Orion Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 100.7%
Beverages - Wine and Spirits - 2.5%
2,585,584	Davide Campari - Milano S.P.A.	$17,538,627
Broadcast Services and Programming - 1.6%
234,510	Liberty Global, Inc. - Class A*,#	5,808,813
234,510	Liberty Global, Inc. - Class C*,#	5,562,577
		11,371,390
Building - Residential and Commercial - 2.6%
345,215	Desarrolladora Homex S.A. (ADR)*,#	10,318,476
112,730	KB Home#	7,366,906
		17,685,382
Cable Television - 1.6%
13,928	Jupiter Telecommunications Company, Ltd.*	11,162,979
Commercial Banks - 3.2%
643,000	Banco Nossa Caixa S.A.*	10,622,435
3,776,887	Finansbank A.S.*	11,457,815
		22,080,250
Commercial Services - 3.4%
487,180	CoStar Group, Inc.*	23,360,281
Computers - 1.8%
208,530	Research In Motion, Ltd. (U.S. Shares)*	12,822,510
Cosmetics and Toiletries - 1.4%
226,197	Alberto-Culver Co.#	9,819,212
Data Processing and Management - 1.7%
306,395	NAVTEQ Corp.*	11,986,172
Diagnostic Kits - 6.8%
1,308,720	Dade Behring Holdings, Inc.	47,127,006
Diversified Minerals - 2.8%
12,356,230	Caemi Mineracao e Metalurgica S.A.	19,644,419
Diversified Operations - 2.1%
181,909	Louis Vuitton Moet Hennessy S.A.#	14,726,517
E-Commerce/Products - 0.7%
215,900	Submarino S.A.*	2,953,069
69,230	Submarino S.A. (GDR)*	1,893,468
		4,846,537
E-Commerce/Services - 4.0%
618,499	Expedia, Inc.*	11,621,596
618,499	IAC/InterActiveCorp*,#	15,833,575
		27,455,171
Electronic Components - Semiconductors - 1.9%
567,755	MIPS Technologies, Inc.*	3,185,106
341,735	Texas Instruments, Inc.	9,756,534
		12,941,640
Electronic Measuring Instruments - 1.8%
422,905	Trimble Navigation, Ltd.*,#	12,209,267
Entertainment Software - 1.1%
172,344	UbiSoft Entertainment S.A.*,#	7,947,888
Finance - Commercial - 4.6%
1,444,050	CapitalSource, Inc.*,#	31,769,100
Finance - Other Services - 5.6%
74,795	Chicago Mercantile Exchange Holdings, Inc.#	27,311,394
905,405	MarketAxess Holdings, Inc.*,#	11,172,698
		38,484,092
Home Furnishings - 1.9%
1,177,995	Tempur-Pedic International, Inc.*,#	13,028,625

Shares or Principal Amount		Value
Investment Management and Advisory Services - 4.4%
671,140	National Financial Partners Corp.#	$30,355,662
Life and Health Insurance - 1.0%
444,150	Universal American Financial Corp.*,#	6,573,420
Medical - Biomedical and Genetic - 4.5%
555,130	Celgene Corp.*	31,142,793
Medical - Drugs - 3.3%
152,530	Roche Holding A.G.	22,784,564
Medical - Generic Drugs - 3.3%
369,805	Taro Pharmaceutical Industries, Ltd.*,#	8,135,710
387,200	Teva Pharmaceutical Industries, Ltd. (ADR)#	14,760,064
		22,895,774
Medical - HMO - 1.9%
158,685	PacifiCare Health Systems, Inc.*,#	13,069,297
Medical Instruments - 1.9%
150,435	Intuitive Surgical, Inc.*,#	13,348,098
Multi-Line Insurance - 2.8%
500,925	Assurant, Inc.#	19,135,335
Networking Products - 3.3%
1,305,955	Cisco Systems, Inc.*	22,788,915
Oil Companies - Exploration and Production - 3.6%
368,685	EOG Resources, Inc.	24,989,469
Oil Companies - Integrated - 2.5%
138,890	Amerada Hess Corp.	17,375,139
Steel - Producers - 3.9%
356,960	Companhia Siderurgica de Tubarao	21,876,044
255,689	Companhia Siderurgica Nacional S.A. (ADR)*,#	4,909,229
		26,785,273
Telecommunication Equipment - 1.6%
362,420	Adtran, Inc.#	10,963,205
Therapeutics - 2.3%
211,915	United Therapeutics Corp.*,#	15,652,042
Transportation - Marine - 1.8%
261,345	Alexander & Baldwin, Inc.#	12,790,224
Transportation - Railroad - 1.0%
172,200	All America Latina Logistica	6,652,313
Transportation - Services - 2.3%
171,235	FedEx Corp.	15,741,634
Web Portals/Internet Service Providers - 2.2%
408,835	Yahoo!, Inc.*	15,114,630
Total Common Stock (cost $563,944,198)		696,164,852
Other Securities - 17.1%
1,671,255	Foreign Bonds†	1,671,255
116,474,462	State Street Navigator Securities Lending Prime Portfolio†	116,474,462
Total Other Securities (cost $118,145,717)		118,145,717
Repurchase Agreement - 0.9%
$6,300,000	Bear Stearns & Company, Inc., 4.1125% dated 10/31/05, maturing 11/1/05 to be repurchased at $6,300,720 collateralized by $8,529,696 in U.S. Government Agencies 0%, 10/1/35; with a value of $6,426,050 (cost $6,300,000)	6,300,000
Total Investments (total cost $688,389,915) – 118.7%		820,610,569
Liabilities, net of Cash, Receivables and Other Assets – (18.7)%		(129,210,042)
Net Assets – 100%		$691,400,527

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2005 31

Janus Orion Fund

Schedule of Investments

As of October 31, 2005

Summary of Investments by Country

Country	Value	% of Investment Securities
Brazil	$68,550,977	8.3%
Canada	12,822,510	1.6%
France	22,674,405	2.8%
Israel	22,895,774	2.8%
Italy	17,538,627	2.1%
Japan	11,162,979	1.4%
Mexico	10,318,476	1.2%
Switzerland	22,784,564	2.8%
Turkey	11,457,815	1.4%
United States††	620,404,442	75.6%
Total	$820,610,569	100.0%

††Includes Short-Term Securities and Other Securities (60.4% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

32 Janus Growth Funds October 31, 2005

Janus Triton Fund (unaudited)

Performance Overview

I'm pleased to see that the hard work we did preparing for Janus Triton Fund's launch has paid off. Janus' small- and mid-capitalization research team delivered great investment ideas, and the rest of the research analysts and portfolio managers at Janus continued to identify smaller-capitalization investments appropriate for the Fund. I have been able to leverage their work to build a portfolio of companies that I believe will deliver strong results in any market environment. The early results give me confidence that our strategy of taking advantage of Janus' in-depth research capabilities to identify and invest in what I feel are good businesses with good growth opportunities at highly attractive valuations while exercising prudent risk controls can potentially yield attractive risk-adjusted returns in any market environment. While I believe eight months of performance is far too short a time period to get a true indication of what a fund is capable of, I am happy to report that your Fund has outperformed its benchmark, the Russell 2500TM Growth Index since inception. During this period, Janus Triton Fund gained 8.60% compared to 2.94% for the Index.

Standouts Included a Medical Device Manufacturer, Online Retailer and Data Service Company

Strong performers included Intuitive Surgical, the maker of minimally invasive robotic surgery tools known as the da Vinci Surgical System. Intuitive Surgical's strong stock performance was driven by accelerating placements of the da Vinci System. Placements are a critical driver of future growth as the number of surgeries in a hospital increase over time and as operating rooms outfitted with the da Vinci System enable surgeons to improve their comfort with the technology.

Submarino, a leading online retailer of books, music and electronics in Brazil was another strong contributor. Brazil is an ideal market for online retail because high real interest rates make it prohibitively expensive for bricks-and-mortar retailers to stock a deep inventory. Moreover, the high concentration of disposable income in a tight geography drive attractive shipping economics and speed. We spent a great deal of time over the past few years understanding the positive dynamics in many of Brazil's major export industries and companies in iron, steel, soybeans and pulp. As a result of our research, we believe this export strength provides a great Brazilian economic environment for Submarino's smartly-executed online retail strategy to yield good results. Visiting Submarino's lean, yet efficient, offices and distribution facilities, and comparing its product offering and strategy with that of online and offline competitors, gave us a good understanding of the company's strong competitive positioning. We are impressed with the company's management and like the fact that Submarino has chosen to have its shares traded on the Brazilian Stock Exchange's Novo Mercado, which ensures a higher standard of corporate governance than those that opt not to trade on the Novo Mercado. Despite its impressive share performance in the period, we continue to believe the stock offers a compelling risk/reward profile.

CoStar Group, the leading data service for commercial real estate professionals, was another important positive contributor to performance. CoStar essentially provides every piece of data that a commercial real estate agent, tenant or investor needs to understand the rental market, pricing of available properties and the potential value of an individual building or a portfolio of properties. CoStar's business is a natural monopoly – once the company establishes itself as the best source of this information, local real estate companies have shut down their own database building operations and begun contributing their data to CoStar.

Fund Snapshot

A unique growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

Ron Sachs

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

October 31, 2005
National Financial Partners Corp.	4.3%
CoStar Group, Inc.	3.6%
Intuitive Surgical, Inc.	3.2%
Trimble Navigation, Ltd.	3.1%
Dade Behring Holdings, Inc.	3.0%
CapitalSource, Inc.	3.0%
MarketAxess Holdings, Inc.	2.8%
Landstar System, Inc.	2.6%
Tempur-Pedic International, Inc.	2.5%
VistaPrint, Ltd.	2.4%

Janus Growth Funds October 31, 2005 33

Janus Triton Fund (unaudited)

This additional data improves CoStar's product and its value to customers. I believe CoStar is still in its early stages of growth. Our research suggests that customers love and need CoStar's product – important qualities to look for in a business.

Detractors Included Consumer Durables and Consumer Products Companies

Tempur-Pedic, the leading branded memory-foam mattress and pillow manufacturer and marketer was a significant underperformer. The company announced two consecutive disappointing quarters. The primary culprits were a slowdown in consumer spending and higher raw material prices. Tempur-Pedic doesn't seem to have a good handle on the causes of a slowdown in same-store sales of its mattresses and other investors abandoned the stock. I still believe Tempur-Pedic is a differentiated brand capable of strong growth and industry-leading profit margins. Furthermore, our research has convinced us that its new, lower-priced mattress offering will significantly expand the potential market for its products and weaken the possibility of knock-off memory foam mattresses. In our opinion, the stock price doesn't reflect the company's prospects, so we continue to hold the position, albeit with limited tolerance for continued shortfalls.

Another underperformer during the period was Spectrum Brands, a diversified consumer products company with significant presence in the battery and specialty pet supplies businesses. The stock declined as some recent acquisitions failed to deliver on expectations and raw materials costs compressed margins. I am disappointed by management's failure to accurately forecast these events and am concerned that the competitive environment in its key battery and pet supplies businesses has become structurally less attractive. While we hold only a small position in the stock, we will continue to closely monitor developments at the company and will size our position accordingly.

Going Forward

Despite the prognostication of many market observers, small- and mid-capitalization stocks continued to outperform their larger-capitalization counterparts. We are seeking many compelling investment opportunities in smaller-capitalization companies and look forward to reporting results.

Thank you for your investment in Janus Triton Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

34 Janus Growth Funds October 31, 2005

(unaudited)

Performance

Cumulative Total Return – for the period ended October 31, 2005

Since Inception*
Janus Triton Fund	8.60%
Russell 2500TM Growth Index	2.94%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – February 25, 2005

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,131.30	$6.82
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46

*Expenses are equal to the annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the Statement of Additional Information until at least March 1, 2007. Without such waivers, yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Funds that emphasize investments in smaller companies may experience greater price volatility.

Janus Growth Funds October 31, 2005 35

Janus Triton Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 90.2%
Advertising Sales - 2.2%
31,715	Focus Media Holding, Ltd. (ADR)*	$832,836
Advertising Services - 1.0%
6,335	R.H. Donnelley Corp.*	391,060
Auction House - Art Dealer - 2.2%
19,930	Ritchie Bros. Autioneers, Inc. (U.S. Shares)	817,529
Beverages - Wine and Spirits - 0.7%
36,493	Davide Campari - Milano S.P.A.	247,541
Broadcast Services and Programming - 0.2%
6,505	CKX, Inc.*	81,573
Building - Mobile Home and Manufactured Homes - 1.5%
16,875	Thor Industries, Inc.	550,631
Commercial Services - 3.6%
28,560	CoStar Group, Inc.*	1,369,452
Consumer Products - Miscellaneous - 0.9%
16,295	Spectrum Brands, Inc.*	337,307
Cosmetics and Toiletries - 1.5%
13,410	Alberto-Culver Co.	582,128
Data Processing and Management - 1.5%
14,435	NAVTEQ Corp.*	564,697
Diagnostic Equipment - 1.6%
24,070	Cytyc Corp.*	610,175
Diagnostic Kits - 3.0%
31,525	Dade Behring Holdings, Inc.	1,135,215
E-Commerce/Products - 4.2%
14,645	Blue Nile, Inc.*	525,316
12,130	Submarino S.A. (GDR)*	331,760
53,600	Submarino S.A.*	733,138
		1,590,214
Electronic Components - Semiconductors - 2.6%
366,467	ARM Holdings PLC	705,405
49,785	MIPS Technologies, Inc.*	279,294
		984,699
Electronic Measuring Instruments - 3.1%
40,895	Trimble Navigation, Ltd.*	1,180,639
Entertainment Software - 3.5%
48,886	Activision, Inc.*	770,932
11,837	UbiSoft Entertainment S.A.*	545,880
		1,316,812
Finance - Commercial - 3.0%
51,240	CapitalSource, Inc.*	1,127,280
Finance - Other Services - 3.5%
10,945	International Securities Exchange, Inc.*	269,356
84,935	MarketAxess Holdings, Inc.*	1,048,098
		1,317,454
Home Furnishings - 2.5%
84,745	Tempur-Pedic International, Inc.*	937,280
Internet Infrastructure Software - 2.3%
16,655	F5 Networks, Inc.*	866,560
Investment Management and Advisory Services - 4.3%
36,120	National Financial Partners Corp.	1,633,707
Life and Health Insurance - 1.5%
37,665	Universal American Financial Corp.*	557,442

Shares or Principal Amount		Value
Machinery - Construction and Mining - 1.6%
10,860	Terex Corp.*	$596,974
Medical - Biomedical and Genetic - 2.1%
14,025	Celgene Corp.*	786,803
Medical - Drugs - 2.3%
99,340	Ligand Pharmaceuticals, Inc. - Class B*	859,291
Medical - Generic Drugs - 1.4%
24,300	Taro Pharmaceutical Industries, Ltd.*	534,600
Medical - HMO - 1.9%
8,650	PacifiCare Health Systems, Inc.*	712,414
Medical Instruments - 3.2%
13,440	Intuitive Surgical, Inc.*	1,192,531
Metal Processors and Fabricators - 0.8%
37,125	Earle M. Jorgensen Co.*	314,820
Oil Companies - Exploration and Production - 1.7%
29,035	Western Oil Sands, Inc. - Class A*	624,409
Printing - Commercial - 2.4%
52,525	VistaPrint, Ltd.*	889,248
REIT - Mortgages - 2.8%
20,200	Newcastle Investment Corp.	531,058
11,135	Redwood Trust, Inc.	518,334
		1,049,392
Retail - Computer Equipment - 0.7%
7,873	GameStop Corp. - Class A*	279,334
Telecommunication Equipment - 1.4%
17,225	Adtran, Inc.	521,056
Telecommunication Services - 0.6%
7,940	NeuStar, Inc. - Class A*	242,964
Therapeutics - 6.6%
143,145	Cypress Bioscience, Inc.*	724,314
16,645	Neurocrine Biosciences, Inc.*	879,188
11,450	United Therapeutics Corp.*	845,697
		2,449,199
Transportation - Marine - 3.7%
12,100	Alexander & Baldwin, Inc.	592,174
71,680	Horizon Lines, Inc. - Class A*	812,134
		1,404,308
Transportation - Railroad - 2.2%
21,910	All America Latina Logistica	846,412
Transportation - Truck - 2.6%
25,710	Landstar System, Inc.*	990,349
Wireless Equipment - 1.8%
28,395	American Tower Corp. - Class A	677,221
Total Common Stock (cost $31,837,225)		34,003,556
Repurchase Agreement - 9.6%
$3,600,000	Bear Stearns & Company, Inc., 4.1125% dated 10/31/05, maturing 11/1/05 to be repurchased at $3,600,411 collateralized by $4,874,112 in U.S. Government Agencies 0%, 10/1/35; with a value of $3,672,028 (cost $3,600,000)	3,600,000
Total Investments (total cost $35,437,225) – 99.8%		37,603,556
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		91,058
Net Assets – 100%		$37,694,614

See Notes to Schedules of Investments and Financial Statements.

36 Janus Growth Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$889,248	2.4%
Brazil	1,911,310	5.1%
Canada	1,441,938	3.8%
Cayman Islands	832,836	2.2%
France	545,880	1.5%
Israel	534,600	1.4%
Italy	247,541	0.7%
United Kingdom	705,405	1.9%
United States††	30,494,798	81.0%
Total	$37,603,556	100.0%

††Includes Short-Term Securities (71.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2005 37

Janus Twenty Fund (unaudited) (closed to new investors)

Performance Overview

Vince Lombardi, the famous football coach of the Green Bay Packers, once said, "It's not whether you get knocked down, it's whether you get back up." I think this quote is especially appropriate at this point in Janus Twenty Funds' history. After delivering outsized returns for our investors in the late 1990s, we performed poorly in the first few years of this decade. Since that time however, we have learned from our bear market experiences, refined our research process and over the past three years have delivered the type of performance we expect of ourselves for our investors.

Specifically, for the one-year period ended October 31, 2005, Janus Twenty Fund returned 20.31%. For the same period, the Russell 1000® Growth Index returned 8.81% while the S&P 500® Index returned 8.72%. These results placed the Fund back in the top 1% of all Large-Cap Growth Funds over the past year, according to Lipper Analytical Services.

Janus Twenty Fund's trailing three-year performance is just as strong. For the three-year period ended October 31, 2005, the Fund had an annualized return of 16.54%, placing it back in the top 4% of all Lipper Large Cap Growth Funds.

Even the Fund's five-year performance is now on the mend. For the trailing five-year period ended October 31, 2005, which includes the entire brunt of the bear market, Janus Twenty Fund's performance is back in the top half of its Lipper Large-Cap Growth competitors.

	One Year	Three Years	Five Years	Ten Years
Lipper Quartile	1st	1st	2nd	1st
(Rank as of 10/31/05, based on total returns)	(5 out of 679)	(18 out of 581)	(212 out of 457)	(2 out of 151)

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call Janus at 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Stewardship

Throughout this entire time, our commitment to good stewardship has never wavered. Continuing a long established trend, Janus Twenty Fund's operating expenses this year were 0.86% versus a peer group average of 1.46%, and its turnover rate was just 44% versus a peer group average of 97%. The Fund remains closed to new investors and as has been the case for many years, in addition to being the Fund's manager, I am also one of its single largest investors.

What Went Right

As for specific investments, some of the Fund's largest and longest-held securities contributed to the performance. UnitedHealth, Roche Holdings, Genentech and Electronic Arts all made meaningfully positive contributions again this year. A couple of newer holdings, such as Celegene, also contributed. Our investment in ConocoPhillips, which was part of a broader investment in the "oil complex," was one of the Fund's single biggest contributors. ConocoPhillips is a vertically integrated international oil company with a number of business segments including exploration and production, refining, marketing and retail sales. We were initially struck by the company's low price-to-earnings ratio and its seemingly low market value of $63 billion dollars versus Exxon's nearly $350 billion dollar market value. We also

Fund Snapshot

This focused growth fund invests in a concentrated portfolio of 20-30 companies, including well-known market leaders whose products and services consumers may use more of every day.

Scott Schoelzel

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
UnitedHealth Group, Inc.	9.8%	12.5%
Genentech, Inc.	7.0%	6.0%
ConocoPhillips	6.3%	–
Roche Holding A.G.	6.0%	7.2%
Electronic Arts, Inc.	4.9%	5.5%
NIKE, Inc. - Class B	4.1%	6.0%
eBay, Inc.	4.1%	17.3%
Wells Fargo & Co.	3.8%	3.6%
Apache Corp.	3.5%	–
Occidental Petroleum Corp.	3.4%	–

38 Janus Growth Funds October 31, 2005

(unaudited)

believed that the diversity of Conoco's businesses would help mitigate the increasingly wild swings in the price of the commodity. Finally, we were impressed by Conoco's sheer earnings power. In addition to reinvesting in its various businesses for growth, ConocoPhillips has had ample funds to meaningfully raise its dividend and opportunistically buy its own shares in the open market. As we articulated in our last correspondence, we are not believers in "$100 oil," but do believe there is still a fair amount of tightness in the world's oil complex as worldwide demand continues to grow and replacement reserves become more difficult to secure.

Another outsized contributor to the Fund's performance was Celgene. Celgene is a biotechnology company that focuses on the discovery, development and sales of drugs used in the treatment of various blood borne cancers and inflammatory diseases. Celgene's newest drug, Revlimid, recently received a 90-day review extension by the Food and Drug Administration. During this time we expect the few lingering regulatory issues will be ironed out, which will allow Celgene to begin marketing Revlimid for the treatment of myelodysplastic syndrome (MDS). MDS, in plain English, is a "pre-leukemia" blood disorder. Early next year, we also expect that Revlimid will be approved for the treatment of multiple myeloma, another "leukemia like" blood disorder. Additionally, early data seems to indicate that Revlimid has significant promise in at least two other types of cancer – chronic lymphocytic leukemia and cutaneous T-cell Lymphoma. The total addressable market for Revlimid continues to grow and I believe Celgene is well positioned to capitalize on its discoveries. Finally, Celgene has a robust pipeline of drugs in the earlier stages development which are of keen interest to us as well.

What Went Wrong

Of course, not everything went our way this year. In analyzing the Fund's performance, I am pleased to report that the few losses we sustained over the course of the year were, with one exception, quite small. By far the biggest detractor to the Fund's performance was our position in eBay, which occurred in the first half of the year. Since that time eBay has rebounded quite nicely, and we believe the position is appropriately sized in the Fund. We were very disciplined about cutting losses quickly and, no doubt, this discipline has positively contributed to the Fund's performance.

Fund Outlook

Going forward, I am increasingly optimistic about the future of the financial markets. I expect that the two primary headwinds we have been navigating these past 18 months, namely higher interest rates and higher oil prices, will begin to abate. Specifically, sometime in the calendar year 2006, I expect the Federal Reserve, under its new leadership, to move toward a more neutral position on interest rates. I also expect that the year-over-year increases in the price of oil will begin to moderate, leading to a much more favorable environment for stocks, particularly growth stocks.

Janus Twenty Fund's improved results over the period have been increasingly gratifying and I appreciate every single investor's continued commitment to the Fund. There is certainly more work to be done, but we are proud of the progress we have made these past few years. The Fund's improved performance, its efficient operating metrics, the stewardship of the Fund, as well as the depth, breadth and experience of our research analysts are once again a cut above our peers. While no one knows what the future will hold, I am confident in our team, our experience and in our commitment to our investors.

Thank you for your investment and continued confidence in Janus.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Growth Funds October 31, 2005 39

Janus Twenty Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Twenty Fund	20.31%	(6.77)%	11.32%	13.43%
Russell 1000® Growth Index	8.81%	(7.93)%	6.78%	11.25%
S&P 500® Index	8.72%	(1.74)%	9.34%	12.46%
Lipper Ranking - based on total returns for Large-Cap Growth Funds	5/679	212/457	2/151	2/40

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – April 30, 1985

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,155.80	$4.67
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38

*Expenses are equal to the annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Concentration may lead to greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Closed to new investors.

Effective February 25, 2005, Janus Twenty Fund changed its primary benchmark from the S&P 500® Index to the Russell 1000® Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the S&P 500® Index as a secondary benchmark index.

40 Janus Growth Funds October 31, 2005

Janus Twenty Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 92.2%
Athletic Footwear - 4.1%
4,730,930	NIKE, Inc. - Class B#	$397,634,667
Casino Hotels - 2.0%
3,221,810	Harrah's Entertainment, Inc.	194,855,069
Chemicals - Specialty - 1.4%
1,291,840	Syngenta A.G.*	138,466,893
Coal - 1.5%
1,800,000	Peabody Energy Corp.#	140,688,000
Computers - 2.4%
1,250,000	Apple Computer, Inc.*	71,987,500
2,645,620	Research In Motion, Ltd. (U.S. Shares)*,#	162,679,174
		234,666,674
Cosmetics and Toiletries - 3.3%
5,694,740	Procter & Gamble Co.	318,848,493
E-Commerce/Services - 4.1%
9,969,878	eBay, Inc.*,#	394,807,169
Entertainment Software - 4.9%
8,280,630	Electronic Arts, Inc.*	471,002,234
Finance - Consumer Loans - 1.1%
1,828,090	SLM Corp.#	101,513,838
Finance - Investment Bankers/Brokers - 2.2%
1,655,385	Goldman Sachs Group, Inc.#	209,191,003
Medical - Biomedical and Genetic - 9.6%
4,490,190	Celgene Corp.*	251,899,659
7,440,195	Genentech, Inc.*,#	674,081,666
		925,981,325
Medical - Drugs - 6.0%
3,847,005	Roche Holding A.G.	574,656,349
Medical - HMO - 10.6%
898,715	Aetna, Inc.	79,590,200
16,225,220	UnitedHealth Group, Inc.#	939,277,985
		1,018,868,185
Oil Companies - Exploration and Production - 6.8%
5,268,280	Apache Corp.	336,274,312
2,509,355	EnCana Corp. (U.S. Shares)	115,079,020
3,052,487	EOG Resources, Inc.#	206,897,569
		658,250,901
Oil Companies - Integrated - 16.3%
1,290,765	Amerada Hess Corp.#	161,474,702
4,764,910	BP PLC (ADR)#	316,390,024
9,273,605	ConocoPhillips#	606,308,294
2,568,710	Exxon Mobil Corp.	144,207,379
4,188,610	Occidental Petroleum Corp.#	330,397,557
		1,558,777,956
Oil Refining and Marketing - 1.5%
1,359,590	Valero Energy Corp.	143,083,252
Optical Supplies - 3.2%
2,280,710	Alcon, Inc. (U.S. Shares)#	303,106,359
Retail - Consumer Electronics - 0.8%
1,750,000	Best Buy Company, Inc.#	77,455,000
Retail - Restaurants - 0.5%
1,815,090	Starbucks Corp.*,#	51,330,745
Super-Regional Banks - 3.8%
6,048,780	Wells Fargo & Co.	364,136,556

Shares or Principal Amount			Value
Web Portals/Internet Service Providers - 5.0%
781,150	Google, Inc. - Class A*,#		$290,697,161
5,230,650	Yahoo!, Inc.*		193,377,131
			484,074,292
Wireless Equipment - 1.1%
2,713,880	QUALCOMM, Inc.		107,903,869
Total Common Stock (cost $5,799,984,277)			8,869,298,829
Money Market – 2.6%
200,000,000 Janus Institutional Cash Reserves Fund 3.87		%	200,000,000
50,000,000 Janus Money Market Fund 3.86		%	50,000,000
Total Money Market (cost $250,000,000)			250,000,000
Other Securities - 2.5%
237,785,188	State Street Navigator Securities Lending Prime Portfolio† (cost $237,785,188)		237,785,188
Repurchase Agreements - 0.4%
$200,000	Cantor Fitzgerald and Co., 4.05% dated 10/31/05, maturing 11/1/05 to be repurchased at $200,023 collateralized by $381,944 in U.S. Government Agencies 0% - 7.50%, 12/15/12 - 5/15/35 with a value of 204,006		200,000
41,100,000	Citigroup Global Markets, Inc., 4.05% dated 10/31/05, maturing 11/1/05 to be repurchased at $41,104,624 collateralized by $50,811,633 in U.S. Government Agencies 0% - 5.00%,3/1/34 - 8/1/35 with a value of 41,922,000		41,100,000
Total Repurchase Agreements (cost $41,300,000)			41,300,000
Short-Term U.S. Government Agencies - 0.3%
25,000,000	Federal Home Loan Bank System 3.85%, 2/3/06 (cost $24,748,680)		24,718,750
Time Deposits - 3.8%
68,400,000	Societe Generale, ETD 4.00%, 11/1/05		68,400,000
297,800,000	UBS Finance (DE), Inc. 3.98%, 11/1/05		297,800,000
Total Time Deposits (cost $366,200,000)			366,200,000
Total Investments (total cost $6,720,018,145) – 101.8%			9,789,302,767
Liabilities, net of Cash, Receivables and Other Assets – (1.8)%			(176,800,147)
Net Assets – 100%			$9,612,502,620
Country	Value		% of Investment Securities
Canada	$277,758,194		2.9%
Switzerland	1,016,229,601		10.4%
United Kingdom	316,390,024		3.2%
United States††	8,178,924,948		83.5%
Total	$9,789,302,767		100.0%

††Includes Short-Term Securities and Other Securities (74.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2005 41

Janus Venture Fund (unaudited) (closed to new investors)

Performance Overview

Against a volatile backdrop of soaring energy costs and rising interest rates, small-capitalization stocks closed out our fiscal year ended October 31, 2005, in positive territory, surpassing their large-cap peers. To be sure, although the brisk tailwind small caps enjoyed at the end of last year moderated somewhat in 2005, small-caps had a good showing as the economy picked up strength, and corporate profits grew. In this environment, the Fund gained 10.18%, underperforming the 10.91% return of its primary benchmark, the Russell 2000® Growth Index, as well as its secondary benchmark, the broader Russell 2000® Index, which advanced 12.08%.

The Fund's performance compared to its benchmark is attributable to our emphasis on under-covered small-cap companies that we believe offer the greatest opportunity for growth if they execute as we expect. Specifically, our performance can be linked to strong stock selection within the real estate sector and the commercial services and supplies sector. Our gains were held in check, however, by the weak results posted by select holdings in the software and services sector.

Strategy in This Environment

My approach to stock selection in this investment environment – which has been characterized by solid economic growth that has provided a springboard for corporate profits and, in turn, stock prices – essentially is unchanged. Although uncertain economic conditions may prompt me to make adjustments on the margins, my goal is to uncover companies not widely followed by Wall Street that boast strong fundamentals and have plenty of room to grow.

Fund Composition

As of October 31, 2005, the Fund was 100% invested in equities, with foreign stocks accounting for 12.3% of the Fund. The Fund's 10 largest holdings by weight represented 24.9% of its total net assets.

Top Contributors Include Real Estate, Energy and Commercial Services Holdings

Commercial real estate services firm CB Richard Ellis continued its winning streak, amply rewarding us during the reporting period. Our research showing that all the stock's key drivers – including rental rates and property values – were headed in the right direction was confirmed when the company announced that third-quarter profits jumped more than fourfold as compared to the same quarter a year ago. Fueling these higher results were favorable investment markets and leasing trends in both the U.S. and Europe. As CB Richard Ellis closed in on the upper end of the Fund's market-capitalization range, we elected to trim the position.

In energy, Western Oil Sands supported our performance. The company owns a 20% stake in the Athabasca Oil Sands Project, where crude oil is extracted from sands mined from a tar pit in northern Alberta. It is a costly process indeed, and one that is not practical from a business standpoint unless the price of oil remains high. However, as long as that price hovers in the $60 per barrel range – a reasonable assumption considering China and India are propping up worldwide demand levels – we believe Western Oil Sands should continue operating profitably.

"Operating profitably" certainly describes TALX, our top contributor. The company provides automated employment and income verification, as well as other outsourced employee self-service applications. Not only did the stock post an extraordinary

Fund Snapshot

This growth fund focuses on small companies, where there's less Wall Street coverage and more opportunity for a research edge.

Will Bales

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
TALX Corp.	3.7%	2.2%
Euronet Worldwide, Inc.	2.9%	4.0%
CB Richard Ellis Group, Inc.	2.6%	2.6%
Ultimate Software Group, Inc.	2.5%	1.8%
Western Oil Sands, Inc. - Class A	2.3%	1.2%
CoStar Group, Inc.	2.3%	0.2%
Carter's, Inc.	2.2%	1.1%
World Fuel Services Corp.	2.2%	0.5%
Lions Gate Entertainment Corp. (U.S. Shares)	2.1%	1.4%
Jarden Corp.	2.1%	1.4%

42 Janus Growth Funds October 31, 2005

(unaudited)

triple-digit return for the 12-month period, but management also reported fiscal second-quarter profits that rose 77% on strong revenue gains. Additionally, we were gratified by TALX's announcement guiding up revenues for the full year 2006.

Turning to the retail sector, Carter's is a well-known name to most Americans. Founded in 1865, the popular baby clothier did not go public until 2003. We scrutinized the firm from top to bottom prior to the IPO, and liking what we saw, stepped up and bought its stock in the secondary market. Our confidence has paid off in the form of robust sales and profit growth. Driving the company's success has been its strategy of getting its products in the doors of every department store in the U.S. Building on that success, in July Carter's acquired Oshkosh B'Gosh, a deal that combines two respected children's brands with complementary products and distribution channels.

Software and Services Stocks Lead Our List of Laggards

On the downside, online recruitment-software and services provider and relatively new holding Workstream sold off sharply during the 12-month period and undercut our performance. Despite its stumble, what we find so compelling about Workstream is the scalability of its on-demand workforce management software. Problems started to arise, however, when brisk sales turned into a mounting backlog of unfilled orders. Nevertheless, extensive conversations with Workstream's new chief financial officer, Steve Lerch, convinced me that his plan to put more structure and accountability in place at the fast-growing company eventually would reap benefits. Consequently, we chose to continue to hold Workstream.

Another holding in the online area, Greenfield Online, also worked against us. The company is a leading independent provider of online consumer-panel surveys to the global marketing research industry. Although it reported second-quarter revenues that surged 157% over the same period last year, the stock plunged on investor concerns that the firm overpaid for its recent acquisition of Ciao, which the company purchased in an effort to boost its share of the European online-survey market. We tend to agree with this theory and therefore liquidated our position in Greenfield Online.

Investment Strategy and Outlook

Given persistent fears that higher oil and gas prices could curb economic growth, the market likely will remain in a narrow trading range. Amid this climate of uncertainty, however, my confidence is not diminished. On the contrary, still-low interest rates and an improving labor market should continue to spur the economy. Moreover, in times such as these, I believe small-cap investors have an edge. Because our focus is on finding "under the radar" companies, we feel we can gain an advantage by investing early in these undiscovered gems whose compelling fundamentals and exciting growth prospects could maximize the Fund's potential for positive returns.

Thank you for your investment in Janus Venture Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Growth Funds October 31, 2005 43

Janus Venture Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Venture Fund	10.18%	(1.84)%	8.70%	13.13%
Russell 2000® Growth Index	10.91%	(1.62)%	4.81%	7.67%
Russell 2000® Index	12.08%	6.75%	9.53%	10.62%
Lipper Ranking - based on total returns for Small-Cap Growth Funds	325/515	168/322	41/96	1/9

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – April 30, 1985

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,085.20	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

*Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

The Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings ("IPOs").

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Venture Fund changed its primary benchmark from the Russell 2000® Index to the Russell 2000® Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the Russell 2000® Index as a secondary benchmark index.

44 Janus Growth Funds October 31, 2005

Janus Venture Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 100.2%
Advanced Materials/Products - 0.5%
147,416	Ceradyne, Inc.*,#	$5,778,707
Aerospace and Defense - Equipment - 0.6%
524,500	K&F Industries Holdings, Inc.*,#	8,203,180
Airlines - 0.2%
341,535	WestJet Airlines, Ltd.*,ß,ºº	3,036,252
Apparel Manufacturers - 3.6%
448,270	Carter's, Inc.*,#	28,308,250
810,655	Quiksilver, Inc.*	9,346,851
286,244	Volcom, Inc.*,#	8,753,342
		46,408,443
Applications Software - 1.6%
687,310	American Reprographics Co.*,#	11,581,173
610,060	Quest Software, Inc.*,#	8,485,935
		20,067,108
Athletic Equipment - 0.1%
307,105	Orange 21, Inc.*,£	1,099,436
Building - Residential and Commercial - 0.4%
190,580	WCI Communities, Inc.*,#	4,768,312
Casino Services - 1.4%
533,335	Mikohn Gaming Corp.*,#	5,594,684
482,140	Shuffle Master, Inc.*,#	12,227,071
		17,821,755
Cellular Telecommunications - 0.8%
1,199,485	UbiquiTel, Inc.*	10,363,550
Commercial Services - 3.0%
610,295	CoStar Group, Inc.*	29,263,646
2,346,939	Intermap Technologies, Ltd.*,£	9,995,007
		39,258,653
Commercial Services - Finance - 5.0%
1,351,376	Euronet Worldwide, Inc.*,#,£	37,973,665
544,620	Heartland Payment Systems, Inc.*	13,190,696
332,980	iPayment Holdings, Inc.#	11,973,961
91,715	Wright Express Corp.*,#	1,979,210
		65,117,532
Communications Software - 0.7%
596,132	InPhonic, Inc.*,#	8,620,069
Computer Services - 2.7%
335,665	Anteon International Corp.	15,172,058
3,078,095	LivePerson, Inc.*,£	13,666,742
644,992	TechTeam Global, Inc.*,£	6,011,325
		34,850,125
Computer Software - 0.9%
813,544	Blackbaud, Inc.#	11,715,034
Computers - Peripheral Equipment - 0.5%
799,760	TransAct Technologies, Inc.*,£	5,822,253
Computers - Voice Recognition - 3.7%
1,204,484	TALX Corp.£	47,613,252
Consulting Services - 2.9%
478,300	Advisory Board Co.*	23,077,975
88,755	Huron Consulting Group, Inc.*,#	2,356,445
20,250	LECG Corp.*,#	447,323
546,125	Navigant Consulting, Inc.*,#	11,452,241
		37,333,984

Shares or Principal Amount		Value
Consumer Products - Miscellaneous - 2.7%
808,765	Jarden Corp.*,#	$27,328,170
640,125	Prestige Brands Holdings, Inc.*,#	7,713,506
		35,041,676
Data Processing and Management - 1.1%
1,988,583	Infocrossing, Inc.*,£	13,741,109
Decision Support Software - 0.7%
717,386	Wind River Systems, Inc.*,#	9,397,757
Direct Marketing - 1.4%
1,704,932	ValueVision Media, Inc.ºº,§,£	15,347,787
211,690	ValueVision Media, Inc. - Class A*,#	2,078,796
		17,426,583
Distribution/Wholesale - 1.4%
481,880	Beacon Roofing Supply, Inc.*,#	13,136,049
249,889	MWI Veterinary Supply, Inc.*,#	5,602,511
		18,738,560
Diversified Minerals - 0.1%
277,245	Birch Mountain Resources, Ltd. (U.S. Shares)*	1,364,045
Drug Delivery Systems - 1.0%
134,605	Conor Medsystems, Inc.*,#	3,020,536
867,370	I-Flow Corp.*,#	10,469,156
		13,489,692
E-Commerce/Products - 1.4%
116,005	Baby Universe, Inc.	957,041
159,360	Submarino S.A. (GDR)*	4,358,560
912,530	Submarino S.A.*	12,481,537
		17,797,138
E-Commerce/Services - 0.6%
4,957,152	Workstream, Inc. (U.S. Shares)*,£	7,534,871
E-Marketing/Information - 1.3%
995,685	ValueClick, Inc.*,#	17,424,488
E-Services/Consulting - 1.0%
804,165	GSI Commerce, Inc.*,#	12,850,557
Educational Software - 0.3%
158,565	Blackboard, Inc.*,#	4,455,677
Electronic Components - Semiconductors - 0.4%
1,011,147	MIPS Technologies, Inc.*	5,672,535
Electronic Measuring Instruments - 0.6%
250,000	Trimble Navigation, Ltd.*	7,217,500
Enterprise Software/Services - 3.8%
183,440	Emageon, Inc.*,#	2,404,898
1,365,599	Omnicell, Inc.*,#,£	14,475,349
1,900,000	Ultimate Software Group, Inc.*,£	32,281,000
		49,161,247
Finance - Commercial - 0.8%
476,675	CapitalSource, Inc.*,#	10,486,850
Finance - Other Services - 1.2%
624,060	International Securities Exchange, Inc.*,#	15,358,117
Food - Canned - 0.9%
468,575	TreeHouse Foods, Inc.*	12,107,978
Gambling-Non Hotel - 0.9%
492,250	Century Casinos, Inc.*,#	3,701,720
1,035,841	Century Casinos, Inc.*,£	7,373,948
		11,075,668

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2005 45

Janus Venture Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Hotels and Motels - 2.0%
174,740	Four Seasons Hotels, Inc.	$9,371,306
569,445	Orient-Express Hotel, Ltd. - Class A#	16,058,349
		25,429,655
Human Resources - 0.7%
324,950	Barrett Business Services, Inc.	8,676,165
Identification Systems and Devices - 0.7%
359,430	Cogent, Inc.*,#	9,542,867
Industrial Audio and Video Products - 1.2%
794,468	Sonic Solutions*,#	15,206,118
Internet Applications Software - 0.4%
376,490	eResearch Technology, Inc.*,#	5,395,102
Internet Content - Info/News - 0.7%
2,308,435	Harris Interactive, Inc.*	9,626,174
Internet Infrastructure Software - 1.1%
273,845	F5 Networks, Inc.*,#	14,248,155
Investment Companies - 0.2%
230,960	UTEK Corp.ºº,§	2,795,771
Investment Management and Advisory Services - 0.8%
444,630	Calamos Asset Management, Inc. - Class A#	10,800,063
Life and Health Insurance - 0.4%
397,880	American Equity Investment Life Holding Co.#	4,631,323
Marine Services - 0.4%
1,748,955	Odyssey Marine Exploration, Inc.*,#	5,544,187
Medical - Biomedical and Genetic - 0.5%
139,240	Coley Pharmaceutical Group*,#	2,062,144
290,470	Illumina, Inc.*,#	4,522,618
		6,584,762
Medical - Drugs - 0.5%
176,305	Adams Respiratory Therapeutics, Inc.*,#	6,593,807
Medical - HMO - 1.5%
973,779	Centene Corp.*	19,621,647
Medical - Hospitals - 1.8%
642,502	United Surgical Partners International, Inc.*,#	23,033,697
Medical - Outpatient and Home Medical Care - 1.7%
637,955	Hythiam, Inc.*,#	3,572,548
602,940	LHC Group LLC*,#	9,767,628
293,609	Radiation Therapy Services, Inc.*,#	8,820,014
		22,160,190
Medical - Wholesale Drug Distributors - 0.7%
6,100,000	DrugMax, Inc.ºº,§,£	8,784,000
Medical Instruments - 2.0%
280,165	AtriCure, Inc.*	3,401,203
272,600	CryoCor, Inc.*	1,673,764
464,590	ev3, Inc.*,#	6,964,204
182,085	Foxhollow Technologies, Inc.*,#	8,250,272
111,945	Symmetry Medical, Inc.*,#	2,478,462
92,970	Ventana Medical Systems, Inc.*,#	3,563,540
		26,331,445
Medical Products - 3.4%
939,425	PSS World Medical, Inc.*,#	13,086,190
842,620	SeraCare Life Sciences, Inc.*,£	17,153,636
764,729	ThermoGenesis Corp.*,#	3,808,350
523,480	Wright Medical Group, Inc.*,#	9,741,963
		43,790,139

Shares or Principal Amount		Value
Metal - Diversified - 0.4%
711,503	Aur Resources, Inc.	$5,512,025
Motion Pictures and Services - 2.1%
2,880,100	Lions Gate Entertainment Corp. (U.S. Shares)*,#	27,648,960
Networking Products - 0.6%
580,175	Ixia*,#	7,321,809
Non-Hazardous Waste Disposal - 0.5%
1,857,255	Waste Services, Inc.*,#	6,946,134
Office Furnishings - Original - 0.7%
545,040	Knoll, Inc.#	8,682,487
Oil - Field Services - 0.7%
644,820	Key Energy Services, Inc.*,#	8,705,070
Oil Companies - Exploration and Production - 3.8%
179,270	Bill Barrett Corp.*,#	5,706,164
277,860	Carrizo Oil & Gas, Inc.*,#	7,207,688
1,157,115	Gasco Energy, Inc.*	7,035,259
1,368,891	Western Oil Sands, Inc. - Class A*	29,438,516
		49,387,627
Optical Recognition Equipment - 1.3%
903,050	Optimal Robotics Corp. - Class A (U.S. Shares)*,#	16,859,944
Pharmacy Services - 1.2%
446,875	HealthExtras, Inc.*,#	9,406,719
1,591,512	Ronco Fi-Tek, Inc.ºº,§,£	6,000,000
		15,406,719
Printing - Commercial - 0.1%
185,255	Cenveo, Inc.*,#	1,830,319
Real Estate Management/Services - 2.6%
688,375	CB Richard Ellis Group, Inc.*	33,627,119
Research and Development - 0.9%
461,905	PRA International*,#	12,268,197
Retail - Computer Equipment - 0.6%
394,085	Insight Enterprises, Inc.*	8,086,624
Retail - Petroleum Products - 2.2%
885,290	World Fuel Services Corp.#	28,240,751
Schools - 0.5%
532,440	Educate, Inc.*,#	6,272,143
Semiconductor Components/Integrated Circuits - 0.4%
249,227	Hittite Microwave Corp.*,#	5,757,144
Semiconductor Equipment - 0.8%
101,615	FormFactor, Inc.*,#	2,501,761
619,005	Rudolph Technologies, Inc.*,#	7,539,481
		10,041,242
Telecommunication Equipment - 0.5%
2,128,965	Axesstel, Inc.*,£	5,961,102
Therapeutics - 3.2%
718,850	MGI Pharma, Inc.*,#	13,485,625
246,796	Neurocrine Biosciences, Inc.*	13,035,765
156,365	United Therapeutics Corp.*	11,549,119
543,405	ViaCell, Inc.*,#	2,744,195
		40,814,704
Toys - 1.5%
1,078,010	Marvel Entertainment, Inc.*,#	18,972,976
Transactional Software - 1.4%
848,125	Open Solutions, Inc.*,#	18,158,356

See Notes to Schedules of Investments and Financial Statements.

46 Janus Growth Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Transportation - Railroad - 1.2%
397,700	All America Latina Logistica	$15,363,675
Transportation - Services - 1.4%
683,125	Pacer International, Inc.*,#	17,658,781
Travel Services - 0.2%
1,145,454	OneTravel Holdings, Inc.§,£	2,141,999
Web Hosting/Design - 0.5%
176,535	Equinix, Inc.*,#	6,512,376
148,540	Terremark Worldwide, Inc.*,#	414,427
		6,926,803
Total Common Stock (cost $992,115,387)		1,295,607,670
Preferred Stock - 0%
Computers - Peripheral Equipment - 0%
665,000	Candescent Technologies Corp. - Series Eß,•,ºº (cost $3,657,500)	0
Warrants - 0.1%
Data Processing and Management - 0%
521,660	Infocrossing, Inc. - expires 5/10/07ß,ºº	0
Medical - Wholesale Drug Distributors - 0.1%
3,050,000	DrugMax, Inc.ºº,§	1,399,950
Travel Services - 0%
458,181	OneTravel Holdings, Inc.ºº,§	0
Total Warrants (cost $381,250)		1,399,950
Other Securities - 19.8%
255,798,830	State Street Navigator Securities Lending Prime Portfolio†	255,798,830
3,859	U.S. Treasury Bonds†	3,859
Total Other Securities (cost $255,802,689)		255,802,689
Total Investments (total cost $1,251,956,826) – 120.1%		1,552,810,309
Liabilities, net of Cash, Receivables and Other Assets – (20.1)%		(259,660,042)
Net Assets – 100%		$1,293,150,267

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$16,058,349	1.0%
Brazil	32,203,772	2.1%
Canada	110,760,926	7.1%
United States††	1,393,787,262	89.8%
Total	$1,552,810,309	100.0%

††Includes Other Securities (73.3% excluding Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2005 47

Janus Global Life Sciences Fund (unaudited)

Performance Overview

During the 12 months ended October 31, 2005, Janus Global Life Sciences Fund posted a 20.46% gain. By comparison, the Fund's primary benchmark, the S&P 500® Index returned 8.72%, while its secondary benchmark, the Morgan Stanley Capital International (MSCI) World Health Care IndexSM, advanced 13.14%.

The Fund's sizeable outperformance to the more comparable MSCI World Health Care IndexSM stemmed in part from overweight stakes relative to the Index in the biotechnology and managed healthcare groups. While the biotechnology sector is more prone to volatility, which we indeed experienced during the past 12 months, well-run managed health systems provided steady growth, backed by expanding revenues and improved cost controls. The Fund's sole investment in the life and health insurance space proved disappointing and represented the largest detractor, on a sector basis, from performance. Also weighing negatively on performance was our slightly underweight stake in healthcare distributors as compared to the MSCI World Health Care IndexSM. This sector ranked among the best performers in the life sciences arena.

Strategy in This Environment

As spiking oil prices and rising interest rates cast an air of uncertainty over the broader equity market for much of the period, many investors turned to proven steady growth names to bolster returns. Health maintenance organization (HMO) operators generally performed well as a result. Through the latter months of the period, anticipation built for the January startup of the new Medicare prescription drug benefit and an expansion of the government health plan's HMO offerings. Groups that rallied in response included drugmakers, biotech concerns and drug distributors, as well as HMO operators that cater to Medicare beneficiaries.

While maintaining a steady presence in the HMO space, where fundamentals supported the large gains, we found the biotechnology space intriguing. Filled with names that are dependent on one or two novel treatments, the sector holds high risks, but can offer significant rewards. Other areas that we believed were well positioned to profit from current and future conditions included pharmaceuticals and services and supplies, which include drug distributors.

Fund Composition

As of October 31, 2005, the Fund was 98.2% invested in equities, including a 17.4% share in foreign stocks. Meanwhile, the Fund's top 10 equity holdings accounted for 33.6% of its total net assets and cash holdings represented 1.8% of total net assets.

Biotechnology Innovators Joined HMOs and Pharmacy Benefit Managers Atop Fund

From within the high-risk/reward realm of small biotechnology outfits, two firms contributed significantly to the Fund's performance during the period. Celgene surged as it offered an encouraging outlook for its Thalomid drug, which is currently approved for treating leprosy but demonstrated effectiveness in a clinical trial at halting multiple myeloma, a blood-borne cancer. Meanwhile, its Revlimid drug for myelodysplastic syndromes (MDS), a bone marrow disease that can cause cancer, was granted priority review status by the Food and Drug Administration (FDA).

Elsewhere, United Therapeutics, a stock that was added to the Fund during the period, posted better-than-expected sales results for its Remodulin treatment for pulmonary hypertension. The company is also developing an inhaled version of Remodulin that has the potential to add significantly to sales and profits while leveraging the company's existing marketing base.

Fund Snapshot

This fund seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

Thomas Malley

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
Celgene Corp.	4.3%	2.1%
Roche Holding A.G.	3.8%	3.4%
Coventry Health Care, Inc.	3.5%	0.7%
Aetna, Inc.	3.5%	3.3%
United Therapeutics Corp.	3.5%	–
UnitedHealth Group, Inc.	3.5%	3.2%
Gilead Sciences, Inc.	3.4%	3.0%
Teva Pharmaceutical Industries, Ltd. (ADR)	2.9%	1.0%
Genzyme Corp.	2.7%	3.0%
Caremark Rx, Inc.	2.5%	2.7%

48 Janus Growth Funds October 31, 2005

(unaudited)

Medicare-related optimism lifted Caremark Rx, a pharmacy benefit manager. As the government plan gains momentum, the company should enjoy expanded volumes, which would enhance its already-solid profits and cash flow.

Strong results across the HMO space were reinforced by decent enrollment growth, better pricing and good margins. Share repurchase plans added to confidence in company fundamentals, as well as growing anticipation that increased Medicare spending will translate into a larger Medicare HMO market. Fund holdings that performed well against this backdrop were Aetna and Pacificare Health Systems, both of which are actively targeting smaller, non-public firms for acquisition as a way to improve leverage with expanded networks and specialized technology. After United Healthcare announced their intent to acquire Pacificare, we sold the stock at a large profit.

Drug, Biotechnology and Medicaid HMO Companies Hindered Returns

The largest detractor from performance, Elan of Ireland, faltered early in the year after its multiple sclerosis drug Tysabri was quickly withdrawn from the market after it allegedly contributed to the death of two patients in an experimental trial when used in combination with another drug, Avonex. Albeit not as dramatically, biotechnology firm Pharmion also administered a downside surprise by reporting unsatisfactory sales growth of its Vidaza treatment for MDS. We liquidated our holdings in both companies.

Additionally, MGI Pharma dropped as it raised concerns over near-term revenue levels. Nonetheless, our research leads us to believe that its Aloxi treatment for chemotherapy-related nausea and vomiting could help the company make a comeback, along with Dacogen, an MDS treatment that's awaiting FDA approval. As a result, when the stock declined, we viewed it as a buying opportunity and added to our position.

Elsewhere, we believe the government's health plan for needy individuals – Medicaid – holds strong growth prospects, but it can prove challenging. Offering managed care services to aid recipients in 10 states, Centene lagged as two of its competitors, Amerigroup and Molina, struggled with operational controls and posted disappointing earnings. More adept at reserving and managing costs, winning price increases and creating the right benefits design for its Medicaid HMO offerings, we believe Centene is in a better position than its peers so we increased our position.

Investment Strategy and Outlook

Medicare considerations will likely drive the life science sector for the next 12-18 months, as the new spending programs drive volume growth rates higher for a number of companies. Yet it's important to remember that government programs don't always result in positive long-term impacts on business, and it remains to be seen what kind of prices are negotiated on the massive new volumes expected to pass through the system.

Separately, a slowing of the economy could stimulate further interest in drug and HMO stocks due to their defensive nature in the coming months. Of course, if the economy swings too far and the gross domestic product growth rate is negative, companies may start cutting back on healthcare spending, which will hurt the sector.

On the regulatory front, the lasting impact of recent turmoil at the FDA, in which commissioner Lester Crawford resigned and his temporary replacement Andrew von Eschenbach took a leave of absence from his position as director of the National Cancer Institute, is an unknown but one we'll watch carefully.

While remaining cognizant of the broader trends surrounding the life sciences arena, we'll continue to strive for an optimal blend of investments to attempt to maximize the Fund's returns.

Thank you for your investment in Janus Global Life Sciences Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Growth Funds October 31, 2005 49

Janus Global Life Sciences Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Since Inception*
Janus Global Life Sciences Fund	20.46%	(2.87)%	10.16%
S&P 500® Index	8.72%	(1.74)%	1.25%
Morgan Stanley Capital International World Health Care IndexSM	13.14%	0.31%	1.10%
Lipper Ranking - based on total returns for Health/Biotechnology Funds	33/178	73/102	16/48

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – December 31, 1998

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,108.80	$5.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94

*Expenses are equal to the annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund emphasizes investments in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Global Life Sciences Fund added the Morgan Stanley Capital International World Health Care IndexSM as a secondary benchmark index. The Morgan Stanley Capital International World Health Care IndexSM is a capitalization weighted index that monitors the performance of healthcare stocks from developed market countries in North America, Europe and the Asia/Pacific Region.

Returns have sustained significant gains due to market volatility in the healthcare sector.

50 Janus Growth Funds October 31, 2005

Janus Global Life Sciences Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 98.2%
Chemicals - Specialty - 1.5%
164,375	Syngenta A.G.*,**	$17,618,664
Dental Supplies and Equipment - 1.5%
410,810	Patterson Companies, Inc.*,#	16,999,318
Diagnostic Equipment - 1.1%
489,623	Cytyc Corp.*,#	12,411,943
Diagnostic Kits - 1.0%
328,696	Dade Behring Holdings, Inc.	11,836,343
Drug Delivery Systems - 0.3%
142,439	Conor Medsystems, Inc.*	3,196,331
Food - Canned - 1.0%
452,631	TreeHouse Foods, Inc.*	11,695,985
Food - Dairy Products - 1.2%
375,445	Dean Foods Co.*	13,572,337
Instruments - Scientific - 2.2%
448,245	Fisher Scientific International, Inc.*,#	25,325,843
Life and Health Insurance - 1.0%
783,210	Universal American Financial Corp.*,#	11,591,508
Medical - Biomedical and Genetic - 15.5%
435,320	Alexion Pharmaceuticals, Inc.#	11,923,415
170,685	Amgen, Inc.*	12,931,096
872,270	Celgene Corp.*	48,934,346
1,070,066	Fibrogen, Inc.*,ºº,§	4,868,800
278,290	Genentech, Inc.*	25,213,074
428,895	Genzyme Corp.*	31,009,109
328,000	ICOS Corp.*,#	8,849,440
399,460	Invitrogen Corp.*,#	25,401,661
637,547	Nektar Therapeutics*,#	9,601,458
		178,732,399
Medical - Drugs - 26.3%
347,870	Abbott Laboratories	14,975,804
1,183,599	Adolor Corp.*,#	12,546,149
304,090	AstraZeneca Group PLC (ADR)**,#	13,653,641
1,191,810	Cubist Pharmaceuticals, Inc.*,#	24,086,480
294,030	Eli Lilly and Co.	14,639,754
491,080	Endo Pharmaceuticals Holdings, Inc.*	13,219,874
329,330	Forest Laboratories, Inc.*	12,484,900
411,090	Idenix Pharmaceuticals, Inc.*	8,554,783
859,775	K-V Pharmaceutical Co. - Class A*,#	14,727,946
1,415,280	Ligand Pharmaceuticals, Inc. - Class B*,#	12,242,172
225,346	Merck KGaA**	18,629,172
274,420	Novartis A.G.**	14,760,171
288,589	Roche Holding A.G**	43,108,730
282,607	Sanofi-Aventis**,#	22,624,546
619,825	Schering-Plough Corp.	12,607,241
229,515	Sepracor, Inc.*,#	12,910,219
549,210	Shire Pharmaceuticals Group PLC (ADR)**,#	19,683,686
391,020	Wyeth	17,423,851
		302,879,119
Medical - Generic Drugs - 2.9%
858,870	Teva Pharmaceutical Industries, Ltd. (ADR)#	32,740,124
Medical - HMO - 12.2%
459,380	Aetna, Inc.	40,682,693
931,350	Centene Corp.*	18,766,703
755,252	Coventry Health Care, Inc.*	40,776,055
697,860	UnitedHealth Group, Inc.	40,399,115
		140,624,566

Shares or Principal Amount		Value
Medical - Hospitals - 4.1%
683,560	LifePoint Hospitals, Inc.*,#	$26,727,196
209,740	Triad Hospitals, Inc.*	8,626,606
311,874	United Surgical Partners International, Inc.*,#	11,180,683
		46,534,485
Medical - Nursing Homes - 1.5%
452,655	Manor Care, Inc.#	16,861,399
Medical - Wholesale Drug Distributors - 1.6%
290,300	Cardinal Health, Inc.	18,146,653
Medical Instruments - 3.0%
214,255	Medtronic, Inc.	12,139,688
461,715	St. Jude Medical, Inc.*	22,194,640
		34,334,328
Medical Products - 3.5%
304,035	Baxter International, Inc.	11,623,258
169,025	Cooper Companies, Inc.#	11,635,681
271,085	Johnson & Johnson	16,975,343
		40,234,282
Optical Supplies - 1.5%
130,510	Alcon, Inc. (U.S. Shares)**	17,344,779
Pharmacy Services - 3.7%
541,400	Caremark Rx, Inc.*	28,369,360
261,685	Medco Health Solutions, Inc.*	14,785,203
		43,154,563
Therapeutics - 11.6%
836,760	Gilead Sciences, Inc.*	39,536,910
1,142,720	MGI Pharma, Inc.*,#	21,437,427
872,955	Nabi Biopharmaceuticals*,#	11,217,472
381,005	Neurocrine Biosciences, Inc.*	20,124,684
550,544	United Therapeutics Corp.*	40,663,180
		132,979,673
Total Common Stock (cost $846,412,891)		1,128,814,642
Other Securities - 15.9%
183,652,404	State Street Navigator Securities Lending Prime Portfolio† (cost $183,652,404)	183,652,404
Repurchase Agreement - 0.4%
$4,400,000	Bear Stearns & Company, Inc., 4.1125% dated 10/31/05, maturing 11/1/05 to be repurchased at $4,400,503 collateralized by $5,957,248 in U.S. Government Agencies 0%, 10/1/35; with a value of $4,488,035
	(cost $4,400,000)	4,400,000
Total Investments (total cost $1,034,465,295) – 114.5%		1,316,867,046
Liabilities, net of Cash, Receivables and Other Assets – (14.5)%		(167,200,728)
Net Assets – 100%		$1,149,666,318

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2005 51

Janus Global Life Sciences Fund

Schedule of Investments

As of October 31, 2005

Summary of Investments by Country

Country	Value	% of Investment Securities
France	$22,624,546	1.7%
Germany	18,629,172	1.4%
Israel	32,740,124	2.5%
Switzerland	92,832,344	7.1%
United Kingdom	33,337,327	2.5%
United States††	1,116,703,533	84.8%
Total	$1,316,867,046	100.0%

††Includes Short-Term and Other Securities (70.5% excluding Short-Term and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 12/2/05	2,800,000	$4,953,666	$158,014
British Pound 2/23/06	6,700,000	11,850,973	242,527
Euro 1/27/06	16,800,000	20,230,892	377,668
Swiss Franc 1/27/06	26,500,000	20,733,026	297,023
Swiss Franc 2/23/06	22,200,000	17,413,259	562,449
Total		$75,181,816	$1,637,681

See Notes to Schedules of Investments and Financial Statements.

52 Janus Growth Funds October 31, 2005

Janus Global Technology Fund (unaudited)

Performance Overview

During the 12 months ended October 31, 2005, Janus Global Technology Fund advanced 12.16%. By comparison, the Fund's primary benchmark, the S&P 500® Index, returned 8.72%, while its secondary benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology IndexSM, gained 5.73%.

Selective, end-demand driven stock-picking contributed to the Fund's significant outperformance, especially within the communications equipment, semiconductors and electronic manufacturing services (EMS) sectors. Diminishing gains were underperforming investments in the Internet software and services sector and in the computer hardware group.

Strategy in This Environment

Investors grappled with fears of rising inflation, higher interest rates and lackluster growth throughout the period. Additionally, those invested in the information technology (IT) sector contended with shifting perceptions on sub-sector outlook as well as volatile global currency fluctuations. However, the major end-user segments saw relatively healthy fundamental demand growth across most sectors of IT.

While demand generally proved steady, few compelling, broad-based IT trends emerged during the period. In such an environment, our style of bottom-up analysis of individual stocks took on greater importance as we needed to maintain higher levels of conviction in our top holdings. We had to dig deeper to ferret out potential gaps between market perception and actual fundamentals. Also, as part of our disciplined approach, we trimmed positions whenever we felt valuations fairly reflected near-term or medium-term fundamentals or market expectations. This strategy allowed for gains, especially as the market aggressively bid up companies that beat Wall Street's expectations and severely punished those that merely met expectations..

Fund Composition

As of October 31, 2005, the Fund was 97.6% invested in equities, including a 44.6% share in foreign stocks. Meanwhile, the Fund's 10 largest holdings accounted for 30.8% of its total net assets and cash holdings represented 2.4% of total net assets.

Glass Producer and Electronic Manufacturers Ranked Among Fund's Leaders

This past year proved to be a challenging period for many LCD display vendors and component suppliers, as severe price competition, initiated by plasma TV vendors, significantly squeezed profitability – resulting in profitless prosperity for most in the supply chain. The Fund, however, profited from its stake in glassmaker Corning, one of two companies worldwide capable of producing large, high-quality sheets of motherglass required to manufacture large-sized LCD televisions. Its advanced development and production capabilities give Corning considerable pricing power, thus enabling it to capture the benefits of rising unit volumes without forfeiting profitability.

Another long-term holding, contract manufacturer Hon Hai Precision, similarly rewarded our conviction in an otherwise challenged sector. While the rest of the EMS industry struggles to achieve top-line and earnings growth, Hon Hai consistently posts double-digit growth in revenues and earnings. Through a combination of extreme cost control, strategic customer

Fund Snapshot

This fund pursues forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

Mike Lu

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
Yahoo!, Inc.	4.3%	3.6%
Nokia Oyj (ADR)	4.2%	3.8%
Samsung Electronics Company, Ltd.	3.1%	2.4%
Hon Hai Precision Industry Company, Ltd.	3.0%	2.8%
Marvell Technology Group, Ltd.	2.9%	2.4%
Cisco Systems, Inc.	2.8%	2.1%
Texas Instruments, Inc.	2.8%	3.5%
EMC Corp.	2.6%	1.5%
Corning, Inc.	2.6%	2.0%
Logitech International S.A.	2.5%	1.6%

Janus Growth Funds October 31, 2005 53

Janus Global Technology Fund (unaudited)

relationships, superior mechanical design and manufacturing capabilities and emerging design expertise, Hon Hai continues to gain market share at key PC, consumer electronics and enterprise IT accounts.

Also boosting returns was semiconductor chip manufacturer Texas Instruments. While known primarily for its advanced digital and analog chipsets for high feature-content mobile handsets, Texas Instruments was able to extend its high-end design expertise and volume advantage into the low-end by creating cost-effective integrated chipset solutions – all the while maintaining robust margins. Given that much of the recent strength in the wireless handset space came from new subscriber growth in emerging markets – in particular China, India and Latin America – the company's strong offerings in low-end handset chipsets enabled it to garner disproportionate market share.

Telecommunication Equipment Concern and E-commerce Leader Detracted

Our investment in UTStarcom, a developer of wireless communications network equipment, worked against us. Having built a significant business in China, where its PAS service allowed for low-cost, limited range wireless calls, UTStarcom struggled as competitive GSM service pricing declined and China started to plan for 3G services. Although the PAS subscriber base is still growing, and the company is working on advanced IP data infrastructure products, we are much less confident about its fundamental growth potential and competitive positioning – thus we exited our position during the period.

Our stake in online marketplace builder eBay diminished returns. As has happened many times in the Internet space, investor sentiment swung from extreme pessimism to extreme optimism and back again, sending stock prices on a volatile ride. We were fortunate to have abided by our valuation discipline and trimmed our holdings significantly prior to the sharp decline in January, which resulted from a reduced short-term earnings outlook driven largely by unanticipated need to increase spending in research and development. Given eBay's track record of software and business process innovations, we believe that such expenditures will enhance its longer-term competitive positioning in the still-developing e-commerce space. Additionally, we believe the company's business model continues to be viable and that its present-day investments will pave the way for more robust future growth.

Investment Strategy and Outlook

Looking forward, we are encouraged by the reasonable valuations and expectations we're finding in many sub-sectors of technology, although we remain cautious about macroeconomic influences on consumer IT spending. While occasional bouts of volatility suggest that some degree of speculative fervor has returned to the market, we haven't seen it appear broadly across the IT space. In fact, there are still a number of areas where investor sentiments appear to be overly conservative given the corresponding growth potential. As usual, our efforts are focused on identifying segments and firms that are benefiting from strong end-user demand – particularly in areas that may not be well-recognized. The increasing market volatility places a greater premium on individual, bottom-up stock selection – exactly our approach.

Thank you for your investment in Janus Global Technology Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

54 Janus Growth Funds October 31, 2005

(unaudited)

Performance

Average Annual Total Return - for the periods ended October 31, 2005

	One Year	Five Year	Since Inception*
Janus Global Technology Fund	12.16%	(16.65)%	1.57%
S&P 500® Index	8.72%	(1.74)%	1.25%
Morgan Stanley Capital International World Information Technology IndexSM	5.73%	(13.43)%	(4.13)%
Lipper Ranking - based on total returns for Science and Technology Funds	71/287	117/212	17/78

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – December 31, 1998

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,131.00	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94

*Expenses are equal to the annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Returns have sustained significant gains due to market volatility in the information technology sector.

Janus Growth Funds October 31, 2005 55

Janus Global Technology Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 96.7%
Applications Software - 5.6%
696,075	Citrix Systems, Inc.*	$19,190,788
204,931	Infosys Technologies, Ltd.	11,476,045
39,765	Mercury Interactive Corp.*	1,383,424
843,295	Microsoft Corp.	21,672,682
159,420	Quest Software, Inc.*,#	2,217,532
		55,940,471
Audio and Video Products - 1.0%
214,800	Sony Corp.**	6,937,960
148,448	Thomson**,#	2,798,489
		9,736,449
Chemicals - Diversified - 0.4%
79,600	Shin-Etsu Chemical Company, Ltd.**	3,788,197
Commercial Services - Finance - 1.3%
323,780	Paychex, Inc.	12,549,713
Computer Aided Design - 1.5%
292,493	Dassault Systemes S.A.**,#	15,101,207
Computer Services - 2.6%
275,867	Atos Origin S.A.*,**,#	18,944,139
2,877,706	LogicaCMG PLC**	7,232,849
		26,176,988
Computers - 4.8%
2,596,880	Acer, Inc.**	5,255,448
717,745	Dell, Inc.*	22,881,710
207,255	Hewlett-Packard Co.	5,811,430
215,530	Research In Motion, Ltd. (U.S. Shares)*	13,252,940
		47,201,528
Computers - Integrated Systems - 0.2%
123,200	3D Systems Corp.*,#	2,224,992
Computers - Memory Devices - 2.6%
1,883,905	EMC Corp.*	26,299,314
Computers - Peripheral Equipment - 2.5%
663,998	Logitech International S.A.*	25,157,096
Data Processing and Management - 0.5%
131,085	NAVTEQ Corp.*	5,128,045
Diversified Operations - 0.7%
775,000	Hutchison Whampoa, Ltd.	7,338,012
E-Commerce/Products - 2.0%
359,513	Amazon.com, Inc.*	14,337,378
220,700	Submarino S.A.*	3,018,723
77,965	Submarino S.A. (GDR)*	2,132,374
		19,488,475
E-Commerce/Services - 1.3%
315,505	eBay, Inc.*	12,493,998
Electric Products - Miscellaneous - 1.1%
2,389,000	Toshiba Corp.**	10,999,948
Electronic Components - Miscellaneous - 4.2%
6,986,026	Hon Hai Precision Industry Company, Ltd.**	30,191,609
438,972	Koninklijke (Royal) Philips Electronics N.V.**	11,468,690
		41,660,299
Electronic Components - Semiconductors - 13.2%
914,555	Advanced Micro Devices, Inc.*,#	21,235,967
9,656,733	ARM Holdings PLC**	18,588,061
569,482	ATI Technologies, Inc. (U.S. Shares)*,#	8,229,015

Shares or Principal Amount		Value
Electronic Components - Semiconductors - (continued)
363,750	Broadcom Corp. - Class A*	$15,444,825
141,470	Fairchild Semiconductor International, Inc.*	2,178,638
218,141	Infineon Technologies A.G.*,**	2,041,779
81,680	International Rectifier Corp.*,#	2,416,911
228,575	MEMC Electronic Materials, Inc.*	4,100,636
57,640	Samsung Electronics Company, Ltd.**	30,476,323
944,800	Texas Instruments, Inc.	26,974,041
		131,686,196
Electronic Forms - 1.0%
295,460	Adobe Systems, Inc.	9,528,585
Electronic Measuring Instruments - 1.1%
152,800	Advantest Corp.**	10,973,353
Enterprise Software/Services - 4.4%
1,549,025	Oracle Corp.*	19,641,637
140,044	SAP A.G.**	23,972,010
		43,613,647
Entertainment Software - 3.4%
607,200	Activision, Inc.*	9,575,544
421,900	Electronic Arts, Inc.*	23,997,672
		33,573,216
Industrial Automation and Robotics - 0.2%
78,365	Cognex Corp.	2,239,672
Internet Connectivity Services - 1.0%
275,190	NDS Group PLC*,**	10,071,954
Internet Infrastructure Software - 0.8%
149,905	F5 Networks, Inc.*,#	7,799,557
Internet Security - 1.9%
562,875	Check Point Software Technologies, Ltd. (U.S. Shares)*	12,585,885
195,210	McAfee, Inc.*	5,862,156
		18,448,041
Miscellaneous Manufacturing - 0.3%
143,409	Applied Films Corp.*,#	2,785,003
Networking Products - 4.2%
1,597,934	Cisco Systems, Inc.*	27,883,949
2,065,000	D-Link Corp.**	2,234,162
505,845	Juniper Networks, Inc.*	11,801,364
		41,919,475
Retail - Consumer Electronics - 0.4%
1,004,611	Carphone Warehouse PLC**	3,485,207
Semiconductor Components/Integrated Circuits - 7.0%
262,362	CSR PLC*,**	3,341,230
558,070	Cypress Semiconductor Corp.*,#	7,589,752
625,000	Marvell Technology Group, Ltd.*	29,006,249
450,570	Maxim Integrated Products, Inc.	15,625,768
5,814,000	Powerchip Semiconductor Corp.**	2,755,245
7,514,646	Taiwan Semiconductor Manufacturing Company, Ltd.**	11,646,621
		69,964,865
Semiconductor Equipment - 3.7%
315,090	Applied Materials, Inc.	5,161,174
379,645	ASM Lithography Holding N.V. (U.S. Shares)*,**,#	6,446,372
382,830	KLA-Tencor Corp.#	17,721,201
212,720	Lam Research Corp.*	7,177,173

See Notes to Schedules of Investments and Financial Statements.

56 Janus Growth Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
		36,505,920
Telecommunication Equipment - 3.9%
423,345	Adtran, Inc.	$12,806,186
683,455	Alcatel S.A. (ADR)**,#	8,023,762
434,935	Harris Corp.#	17,875,828
		38,705,776
Telecommunication Equipment - Fiber Optics - 2.6%
1,271,105	Corning, Inc.*	25,536,499
Telecommunication Services - 1.1%
407,830	Amdocs, Ltd. (U.S. Shares)*,**	10,795,260
Television - 1.4%
1,562,734	British Sky Broadcasting Group PLC**	14,106,843
Web Hosting/Design - 0.5%
109,435	Macromedia, Inc.*	4,806,385
Web Portals/Internet Service Providers - 4.9%
3,092	Yahoo Japan Corp.**	3,267,039
3,092	Yahoo Japan Corp.*,**	3,320,162
1,142,468	Yahoo!, Inc.*	42,237,041
		48,824,242
Wireless Equipment - 7.4%
886,075	Motorola, Inc.	19,635,422
2,485,285	Nokia Oyj (ADR)**	41,802,495
146,040	QUALCOMM, Inc.	5,806,550
228,655	Telefonaktiebolaget LM Ericsson (ADR)#	7,502,171
		74,746,638
Total Common Stock (cost $677,774,258)		961,401,066
Corporate Bonds - 0%
Computers - Peripheral Equipment - 0%
$31,700,000	Candescent Technologies Corp., 8.00%, convertible senior subordinated debentures, due 5/1/03 (144A)‡,¥,ºº,§ (cost $4,368,283)	0
Preferred Stock - 0.8%
Electronic Components - Semiconductors - 0.2%
6,000	Samsung Electronics Company, Ltd.**	2,442,529
Wireless Equipment - 0.6%
102,750	Crown Castle International Corp., convertible, 6.25%	5,265,937
Total Preferred Stock (cost $7,340,956)		7,708,466
Rights - 0.1%
Computer Services - 0.1%
1,438,853	LogicaCMG PLC** (cost $0)	865,904
Other Securities - 6.5%
64,340,213	State Street Navigator Securities Lending Prime Portfolio† (cost $64,340,213)	64,340,213
Repurchase Agreement - 1.3%
$13,400,000	Bear Stearns & Company, Inc., 4.1125% dated 10/31/05, maturing 11/1/05 to be repurchased at $13,401,531 collateralized by $18,142,528 in U.S. Government Agencies 0%, 10/1/35; with a value of $13,668,105 (cost $13,400,000)	13,400,000
Total Investments (total cost $767,223,710) – 105.4%		1,047,715,649
Liabilities, net of Cash, Receivables and Other Assets – (5.4)%		(54,053,020)
Net Assets – 100%		$993,662,629

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$29,006,249	2.8%
Brazil	5,151,097	0.5%
Canada	21,481,955	2.1%
Finland	41,802,495	4.0%
France	44,867,597	4.3%
Germany	26,013,789	2.5%
Hong Kong	7,338,012	0.7%
India	11,476,045	1.1%
Israel	12,585,885	1.2%
Japan	39,286,659	3.7%
Netherlands	17,915,062	1.7%
South Korea	32,918,852	3.1%
Sweden	7,502,171	0.7%
Switzerland	25,157,096	2.4%
Taiwan	52,083,085	5.0%
United Kingdom	68,487,308	6.5%
United States††	604,642,292	57.7%
Total	$1,047,715,649	100.0%

††Includes Short-Term Securities and Other Securities (50.3% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 12/2/05	935,000	$1,654,170	$52,539
British Pound 2/23/06	10,050,000	17,776,459	363,791
Euro 12/2/05	9,900,000	11,883,710	(6,680)
Euro 1/27/06	28,500,000	34,320,264	640,686
Japanese Yen 1/27/06	740,000,000	6,425,325	281,088
Japanese Yen 2/23/06	1,105,000,000	9,626,658	681,177
South Korean Won 11/30/05	10,825,000,000	10,381,701	213,121
South Korean Won 5/11/06	5,300,000,000	5,109,085	(12,931)
Taiwan Dollar 11/30/05	410,000,000	12,290,536	707,875
Taiwan Dollar 5/11/06	440,000,000	13,345,668	(33,513)
Total		$122,813,576	$2,887,153

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2005 57

Statements of Assets and Liabilities

For the fiscal year ended October 31, 2005 (all numbers in thousands except net asset value per share)	Janus Fund	Janus Enterprise Fund	Janus Mercury Fund	Janus Olympus Fund		Janus Orion Fund
Assets:
Investments at cost(1)	$9,474,640	$1,475,921	$3,645,289	$1,934,251		$688,390
Investments at value(1)	$11,502,804	$2,019,460	$4,735,728	$2,395,065		$820,611
Cash	–	1,542	1,181	1,079		1,085
Cash denominated in foreign currency(2)	8	–	11	30		255
Receivables:
Investments sold	542,311	18,960	23,721	113,505		3,995
Fund shares sold	1,733	1,667	1,839	766		2,885
Dividends	6,836	687	2,387	377		32
Interest	619	37	42	36		19
Other assets	305	30	75	53		15
Forward currency contracts	6,261	–	3,250	1,341		–
Total Assets	12,060,877	2,042,383	4,768,234	2,512,252		828,897
Liabilities:
Payables:
Due to custodian	3,724	–	–	–		–
Securities loaned (Note 1)	671,969	325,513	264,912	195,028		118,146
Investments purchased	220,860	9,673	22,071	56,679		17,025
Fund shares repurchased	12,473	2,106	3,851	1,539		1,430
Advisory fees	6,058	918	2,404	1,205		365
Transfer agent fees and expenses	2,138	436	1,059	571		166
Non-interested Trustees' fees and expenses	33	7	10	5		6
Foreign tax liability	–	–	–	19		195
Accrued expenses	665	188	424	284		163
Forward currency contracts	36	–	72	34		–
Total Liabilities	917,956	338,841	294,803	255,364		137,496
Net Assets	$11,142,921	$1,703,542	$4,473,431	$2,256,888		$691,401
Net Assets Consist of:
Capital (par value and paid in surplus)*	$15,821,953	$5,524,920	$9,543,780	$3,483,159		$1,104,988
Undistributed net investment income/(loss)*	8,030	–	12,423	705		2,980
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(6,721,485)	(4,364,917)	(6,176,390)	(1,689,147)		(548,508)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	2,034,423	543,539	1,093,618	462,171	(3)	131,941	(3)
Total Net Assets	$11,142,921	$1,703,542	$4,473,431	$2,256,888		$691,401
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	455,877	43,147	202,882	72,891		88,687
Net Asset Value Per Share	$24.44	$39.48	$22.05	$30.96		$7.80

*  See Note 4 in Notes to Financial Statements

(1)  Investments at cost and value include $655,388,835, $318,210,960, $256,286,119, $190,305,807, $115,018,097, $232,876,291, $248,886,903, $178,742,923 and $62,525,079 of securities loaned for Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively (Note 1).

(2)  Includes cost of $7,779, $11,479, $9,381, $71,032, $137,421 and $1,311,529 for Janus Fund, Janus Mercury Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.

(3)  Net of foreign taxes on investments of $18,496, $194,649, $6,002, $105,812 and $11,382 for Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Venture Fund, and Janus Global Technology Fund, respectively.

See Notes to Financial Statements.

58 Janus Growth Funds October 31, 2005

For the fiscal year ended October 31, 2005 (all numbers in thousands except net asset value per share)	Janus Triton Fund		Janus Twenty Fund	Janus Venture Fund		Janus Global Life Sciences Fund	Janus Global Technology Fund
Assets:
Investments at cost(1)	$35,437		$6,720,018	$1,251,957		$1,034,465	$767,224
Investments at value(1)	$37,604		$9,789,303	$1,552,810		$1,316,867	$1,047,716
Cash	161		1,767	10,048		1,516	1,505
Cash denominated in foreign currency(2)	9		–	71		–	1,313
Receivables:
Investments sold	–		102,018	895		20,720	13,770
Fund shares sold	156		4,006	113		232	183
Dividends	–		7,038	14		135	405
Interest	–		462	–		17	14
Other assets	1		250	129		21	24
Forward currency contracts	–		–	–		1,638	2,941
Total Assets	37,931		9,904,844	1,564,080		1,341,146	1,067,871
Liabilities:
Payables:
Due to custodian	–		–	–		–	–
Securities loaned (Note 1)	–		237,785	255,803		183,652	64,340
Investments purchased	109		39,684	13,313		5,959	7,650
Fund shares repurchased	28		7,649	674		752	1,129
Advisory fees	14		5,101	702		626	545
Transfer agent fees and expenses	16		1,705	238		288	292
Non-interested Trustees' fees and expenses	1		26	1		1	2
Foreign tax liability	6		–	106		–	11
Accrued expenses	62		391	93		202	185
Forward currency contracts	–		–	–		–	54
Total Liabilities	236		292,341	270,930		191,480	74,208
Net Assets	$37,695		$9,612,503	$1,293,150		$1,149,666	$993,663
Net Assets Consist of:
Capital (par value and paid in surplus)*	$35,617		$9,814,463	$990,249		$1,791,386	$3,490,337
Undistributed net investment income/(loss)*	–		20,284	75		–	725
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(82)		(3,291,550)	2,003		(925,757)	(2,780,770)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	2,160	(3)	3,069,306	300,823	(3)	284,037	283,371	(3)
Total Net Assets	$37,695		$9,612,503	$1,293,150		$1,149,666	$993,663
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,471		201,813	22,760		59,368	91,292
Net Asset Value Per Share	$10.86		$47.63	$56.82		$19.37	$10.88

Janus Growth Funds October 31, 2005 59

Statements of Operations

For the fiscal year ended October 31, 2005 (all numbers in thousands)	Janus Fund	Janus Enterprise Fund	Janus Mercury Fund	Janus Olympus Fund	Janus Orion Fund
Investment Income:
Interest	$5,343	$628	$2,031	$1,381	$397
Securities lending income	958	180	503	363	171
Dividends	105,364	10,631	58,770	21,361	8,932
Dividends from affiliates	6,576	–	194	–	–
Foreign tax withheld	(2,700)	(70)	(1,563)	(396)	(467)
Total Income	115,541	11,369	59,935	22,709	9,033
Expenses:
Advisory fees	78,753	11,063	28,459	14,610	3,779
Transfer agent fees and expenses	26,758	4,716	11,227	6,255	1,689
Registration fees	12	19	65	12	33
Postage and mailing expenses	743	311	647	469	140
Custodian fees	132	28	98	54	58
Professional fees	58	33	38	31	22
Non-interested Trustees' fees and expenses	250	43	94	62	26
Printing expenses	964	329	671	575	223
System fees	21	20	21	21	19
Other expenses	459	85	173	95	39
Non-recurring costs (Note 2)	4	–	1	1	–
Costs assumed by Janus Capital Management LLC (Note 2)	(4)	–	(1)	(1)	–
Total Expenses	108,150	16,647	41,493	22,184	6,028
Expense and Fee Offset	(672)	(175)	(359)	(237)	(86)
Net Expenses	107,478	16,472	41,134	21,947	5,942
Less: Excess Expense Reimbursement	N/A	N/A	N/A	N/A	N/A
Net Expenses after Expense Reimbursement	107,478	16,472	41,134	21,947	5,942
Net Investment Income/(Loss)	8,063	(5,103)	18,801	762	3,091
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	2,411,657	178,555	415,416	297,819	67,401
Net realized gain/(loss) from foreign currency transactions	4,561	(25)	(3,527)	4,233	(111)
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(1,439,602)	97,620	146,894	72,243 (2)	56,341 (2)
Payment from affiliate (Note 2)	1	–	–	1	–
Net Gain/(Loss) on Investments	976,617	276,150	558,783	374,296	123,631
Net Increase/(Decrease) in Net Assets Resulting from Operations	$984,680	$271,047	$577,584	$375,058	$126,722

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

(2)  Net of foreign taxes on investments of $18,496, $194,649, $6,002, $105,812 and $11,382 for Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Venture Fund and Janus Global Technology Fund, respectively.

See Notes to Financial Statements.

60 Janus Growth Funds October 31, 2005

For the fiscal year ended October 31, 2005 (all numbers in thousands)	Janus Triton Fund(1)	Janus Twenty Fund	Janus Venture Fund	Janus Global Life Sciences Fund	Janus Global Technology Fund
Investment Income:
Interest	$92	$7,355	$52	$438	$835
Securities lending income	–	221	702	209	322
Dividends	87	91,833	2,157	5,189	11,889
Dividends from affiliates	–	3,049	250	–	–
Foreign tax withheld	(1)	(1,344)	(25)	(326)	(892)
Total Income	178	101,114	3,136	5,510	12,154
Expenses:
Advisory fees	113	60,431	8,754	7,563	7,103
Transfer agent fees and expenses	71	18,849	2,639	3,174	3,446
Registration fees	43	14	15	33	34
Postage and mailing expenses	10	715	144	193	308
Custodian fees	9	125	41	39	109
Professional fees	21	39	34	33	49
Non-interested Trustees' fees and expenses	4	204	42	31	31
Printing expenses	36	778	194	260	408
System fees	15	20	21	21	20
Other expenses	5	296	65	70	62
Non-recurring costs (Note 2)	N/A	2	–	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	N/A	(2)	–	–	–
Total Expenses	327	81,471	11,949	11,417	11,570
Expense and Fee Offset	(4)	(420)	(77)	(125)	(174)
Net Expenses	323	81,051	11,872	11,292	11,396
Less: Excess Expense Reimbursement	(102)	N/A	N/A	N/A	N/A
Net Expenses after Expense Reimbursement	221	81,051	11,872	11,292	11,396
Net Investment Income/(Loss)	(43)	20,063	(8,736)	(5,782)	758
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	(47)	1,468,818	118,503	170,328	100,964
Net realized gain/(loss) from foreign currency transactions	7	221	(741)	4,678	(1,293)
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	2,161 (2)	254,049	25,372 (2)	51,675	33,644 (2)
Payment from affiliate (Note 2)	–	7	–	–	–
Net Gain/(Loss) on Investments	2,121	1,723,095	143,134	226,681	133,315
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,078	$1,743,158	$134,398	$220,899	$134,073

Janus Growth Funds October 31, 2005 61

Statements of Changes in Net Assets

For the fiscal year ended October 31 (all numbers in thousands)	Janus Fund		Janus Enterprise Fund		Janus Mercury Fund		Janus Olympus Fund		Janus Orion Fund
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$8,063	$(26,012)	$(5,103)	$(8,346)	$18,801	$(12,867)	$762	$(9,322)	$3,091	$(279)
Net realized gain/(loss) from investment transactions	2,416,218	1,188,041	178,530	161,121	411,889	525,432	302,052	195,651	67,290	79,274
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(1,439,602)	(979,530)	97,620	58,551	146,894	(133,875)	72,243	(72,028)	56,341	(25,291)
Payment from affiliate (Note 2)	1	1	–	–	–	–	1	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	984,680	182,500	271,047	211,326	577,584	378,690	375,058	114,301	126,722	53,704
Dividends and Distributions to Shareholders:
Net investment income*	–	–	–	–	(6,427)	–	–	–	–	–
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	–	–	–	–	(6,427)	–	–	–	–	–
Capital Share Transactions:
Shares sold	378,642	806,462	228,604	206,603	703,654	334,794	94,217	159,960	167,198	114,957
Reinvested dividends and distributions	–	–	–	–	6,103	–	–	–	–	–
Shares repurchased	(3,497,874)	(5,137,947)	(476,067)	(654,677)	(1,278,997)	(1,524,134)	(572,853)	(686,004)	(132,323)	(152,565)
Net Increase/(Decrease) from Capital Share Transactions	(3,119,232)	(4,331,485)	(247,463)	(448,074)	(569,240)	(1,189,340)	(478,636)	(526,044)	34,875	(37,608)
Net Increase/(Decrease) in Net Assets	(2,134,552)	(4,148,985)	23,584	(236,748)	1,917	(810,650)	(103,578)	(411,743)	161,597	16,096
Net Assets:
Beginning of period	13,277,473	17,426,458	1,679,958	1,916,706	4,471,514	5,282,164	2,360,466	2,772,209	529,804	513,708
End of period	$11,142,921	$13,277,473	$1,703,542	$1,679,958	$4,473,431	$4,471,514	$2,256,888	$2,360,466	$691,401	$529,804
Undistributed net investment income/(loss)*	$8,030	$4	$–	$–	$12,423	$–	$705	$4	$2,980	$–

*  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

62 Janus Growth Funds October 31, 2005

Janus Growth Funds October 31, 2005 63

Statements of Changes in Net Assets (continued)

For the fiscal year ended October 31 (all numbers in thousands)	Janus Triton Fund	Janus Twenty Fund		Janus Venture Fund		Janus Global Life Sciences Fund		Janus Global Technology Fund
	2005(1)	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$(43)	$20,063	$5,468	$(8,736)	$(10,045)	$(5,782)	$(6,667)	$758	$(5,454)
Net realized gain/(loss) from investment transactions	(40)	1,469,039	27,978	117,762	188,709	175,006	150,113	99,671	67,393
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	2,161	254,049	1,443,157	25,372	(75,305)	51,675	(22,597)	33,644	(173,129)
Payment from affiliate (Note 2)	–	7	3	–	–	–	–	–	4
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,078	1,743,158	1,476,606	134,398	103,359	220,899	120,849	134,073	(111,186)
Dividends and Distributions to Shareholders:
Net investment income*	–	(2,651)	(47,904)	–	–	–	–	–	–
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	–	(2,651)	(47,904)	–	–	–	–	–	–
Capital Share Transactions:
Shares sold	45,861	542,721	495,152	36,715	56,264	51,664	132,205	46,171	163,947
Redemption fees	N/A	N/A	N/A	N/A	N/A	35	112	80	167
Reinvested dividends and distributions	–	2,597	46,952	–	–	–	–	–	–
Shares repurchased	(10,244)	(1,696,801)	(2,768,819)	(205,051)	(224,893)	(306,428)	(333,890)	(441,684)	(453,636)
Net Increase/(Decrease) from Capital Share Transactions	35,617	(1,151,483)	(2,226,715)	(168,336)	(168,629)	(254,729)	(201,573)	(395,433)	(289,522)
Net Increase/(Decrease) in Net Assets	37,695	589,024	(798,013)	(33,938)	(65,270)	(33,830)	(80,724)	(261,360)	(400,708)
Net Assets:
Beginning of period	–	9,023,479	9,821,492	1,327,088	1,392,358	1,183,496	1,264,220	1,255,023	1,655,731
End of Period	$37,695	$9,612,503	$9,023,479	$1,293,150	$1,327,088	$1,149,666	$1,183,496	$993,663	$1,255,023
Undistributed net investment income/(loss)*	$–	$20,284	$2,651	$75	$7	$–	$–	$725	$–

*  See Note 4 in Notes to Financial Statements.

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

See Notes to Financial Statements.

64 Janus Growth Funds October 31, 2005

Janus Growth Funds October 31, 2005 65

Financial Highlights

	Janus Fund
For a share outstanding during each fiscal year ended October 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$22.69		$22.52		$18.39	$22.11	$44.00
Income from Investment Operations:
Net investment income/(loss)	.02		–	(1)	– (1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	1.73		.17		4.13	(3.72)	(17.50)
Total from Investment Operations	1.75		.17		4.13	(3.72)	(17.50)
Less Distributions and Other:
Dividends (from net investment income)*	–		–		–	–	–
Distributions (from capital gains)*	–		–		–	–	(4.39)
Payment from affiliate	–	(2)	–	(2)	–	–	–
Total Distributions and Other	–		–		–	–	(4.39)
Net Asset Value, End of Period	$24.44		$22.69		$22.52	$18.39	$22.11
Total Return	7.71	%(3)	0.75	%(3)	22.46%	(16.82)%	(43.42)%
Net Assets, End of Period (in thousands)	$11,142,921		$13,277,473		$17,426,458	$16,320,421	$23,513,436
Average Net Assets for the Period (in thousands)	$12,310,464		$15,433,191		$16,206,681	$21,651,285	$34,254,548
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.88%		0.90%		0.89%	0.85%	0.84%
Ratio of Net Expenses to Average Net Assets(4)	0.87%		0.90%		0.89%	0.84%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.07%		(0.17)%		(0.17)%	(0.24)%	(0.16)%
Portfolio Turnover Rate	78%		21%		22%	27%	51%
	Janus Enterprise Fund
For a share outstanding during each fiscal year ended October 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$33.73		$30.02		$22.93	$29.67	$68.41
Income from Investment Operations:
Net investment income/(loss)	–	(1)	–	(1)	– (1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	5.75		3.71		7.09	(6.74)	(38.74)
Total from Investment Operations	5.75		3.71		7.09	(6.74)	(38.74)
Less Distributions:
Dividends (from net investment income)*	–		–		–	–	–
Distributions (from capital gains)*	–		–		–	–	–
Total Distributions	–		–		–	–	–
Net Asset Value, End of Period	$39.48		$33.73		$30.02	$22.93	$29.67
Total Return	17.05%		12.36%		30.92%	(22.72)%	(56.63)%
Net Assets, End of Period (in thousands)	$1,703,542		$1,679,958		$1,916,706	$1,854,192	$3,071,818
Average Net Assets for the Period (in thousands)	$1,728,579		$1,795,534		$1,741,680	$2,518,273	$4,858,360
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.96%		1.04%		1.02%	0.93%	0.92%
Ratio of Net Expenses to Average Net Assets(4)	0.95%		1.03%		1.02%	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.30)%		(0.46)%		(0.46)%	(0.43)%	(0.55)%
Portfolio Turnover Rate	28%		27%		32%	64%	85%

*  See Note 4 in Notes to Financial Statements.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the year ended October 31, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

66 Janus Growth Funds October 31, 2005

	Janus Mercury Fund
For a share outstanding during each fiscal year ended October 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$19.48		$18.14		$14.92	$19.14	$40.59
Income from Investment Operations:
Net investment income/(loss)	.09		–	(1)	– (1)	– (1)	.04
Net gains/(losses) on securities (both realized and unrealized)	2.51		1.34		3.22	(4.18)	(17.05)
Total from Investment Operations	2.60		1.34		3.22	(4.18)	(17.01)
Less Distributions:
Dividends (from net investment income)*	(.03)		–		–	(.04)	(.03)
Distributions (from capital gains)*	–		–		–	–	(4.41)
Total Distributions	(.03)		–		–	(.04)	(4.44)
Net Asset Value, End of Period	$22.05		$19.48		$18.14	$14.92	$19.14
Total Return	13.35%		7.39%		21.58%	(21.88)%	(46.21)%
Net Assets, End of Period (in thousands)	$4,473,431		$4,471,514		$5,282,164	$5,034,041	$7,910,482
Average Net Assets for the Period (in thousands)	$4,447,616		$5,007,156		$5,088,567	$6,783,864	$11,243,108
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.93%		0.97%		0.96%	0.94%	0.89%
Ratio of Net Expenses to Average Net Assets(2)	0.92%		0.97%		0.95%	0.92%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.42%		(0.26)%		(0.31)%	(0.07)%	0.16%
Portfolio Turnover Rate	38%		43%		54%	97%	83%
	Janus Olympus Fund
For a share outstanding during each fiscal year ended October 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$26.30		$25.22		$20.60	$24.59	$50.50
Income from Investment Operations:
Net investment income/(loss)	.01		–	(1)	– (1)	– (1)	.13
Net gains/(losses) on securities (both realized and unrealized)	4.65		1.08		4.62	(3.88)	(25.42)
Total from Investment Operations	4.66		1.08		4.62	(3.88)	(25.29)
Less Distributions and Other:
Dividends (from net investment income)*	–		–		–	(.11)	(.23)
Distributions (from capital gains)*	–		–		–	–	(.39)
Payment from affiliate	–	(4)	–	(4)	–	–	–
Total Distributions and Other	–		–		–	(.11)	(.62)
Net Asset Value, End of Period	$30.96		$26.30		$25.22	$20.60	$24.59
Total Return	17.72	%(5)	4.28	%(5)	22.38%	(15.89)%	(50.61)%
Net Assets, End of Period (in thousands)	$2,256,888		$2,360,466		$2,772,209	$2,136,167	$3,074,317
Average Net Assets for the Period (in thousands)	$2,282,832		$2,575,897		$2,378,814	$2,882,934	$4,767,090
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.97%		1.03%		0.99%	0.94%	0.91%
Ratio of Net Expenses to Average Net Assets(2)	0.96%		1.03%		0.98%	0.91%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.03%		(0.36)%		(0.14)%	(0.13)%	0.34%
Portfolio Turnover Rate	119%		76%		84%	90%	118%

*See Note 4 in Notes to Financial Statements.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(5) During the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

Janus Growth Funds October 31, 2005 67

Financial Highlights (continued)

	Janus Orion Fund
For a share outstanding during each fiscal year ended October 31	2005	2004		2003	2002	2001
Net Asset Value, Beginning of Period	$6.25	$5.64		$4.33	$5.21	$8.81
Income from Investment Operations:
Net investment income/(loss)	.03	–	(1)	– (1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	1.52	.61		1.31	(.88)	(3.58)
Total from Investment Operations	1.55	.61		1.31	(.88)	(3.58)
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–	–	(.02)
Distributions (from capital gains)*	–	–		–	–	–
Payment from affiliate	–	–	(2)	–	–	–
Total Distributions and Other	–	–		–	–	(.02)
Net Asset Value, End of Period	$7.80	$6.25		$5.64	$4.33	$5.21
Total Return	24.80%	10.82	%(3)	29.95%	(16.70)%	(40.69)%
Net Assets, End of Period (in thousands)	$691,401	$529,804		$513,708	$421,458	$602,303
Average Net Assets for the Period (in thousands)	$590,421	$540,305		$431,124	$562,457	$762,142
Ratio of Gross Expenses to Average Net Assets(4)(5)	1.02%	1.09%		1.10%	1.09%	1.06%
Ratio of Net Expenses to Average Net Assets(4)	1.01%	1.08%		1.08%	1.04%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.52%	(0.05)%		(0.43)%	(0.30)%	(0.06)%
Portfolio Turnover Rate	68%	69%		72%	161%	206%

	Janus Triton Fund
For a share outstanding during the period ended October 31	2005(6)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–
Net gains/(losses) on securities (both realized and unrealized)	.86
Total from Investment Operations	.86
Less Distributions:
Dividends from net investment income*	–
Distributions from net realized gains*	–
Total Distributions	–
Net Asset Value, End of Period	$10.86
Total Return**	8.60%
Net Assets, End of Period	$37,695
Average Net Assets for the Period	$25,904
Ratio of Gross Expenses to Average Net Assets***(4)(5)	1.27	%(7)
Ratio of Net Expenses to Average Net Assets***(4)	1.25%
Ratio of Net Invest Income to Average Net Assets***	(0.24)%
Portfolio Turnover Rate***	48%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(6)  Period from February 25, 2005 (inception date) through October 31, 2005.

(7)  The ratio was 1.85% in 2005 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

68 Janus Growth Funds October 31, 2005

	Janus Twenty Fund
For a share outstanding during each fiscal year ended October 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$39.60		$34.06		$30.47	$36.31	$71.07
Income from Investment Operations:
Net investment income/(loss)	.10		.03		.17	.21	.32
Net gains/(losses) on securities (both realized and unrealized)	7.94		5.68		3.63	(5.71)	(33.33)
Total from Investment Operations	8.04		5.71		3.80	(5.50)	(33.01)
Less Distributions and Other:
Dividends (from net investment income)*	(.01)		(.17)		(.21)	(.34)	–
Distributions (from capital gains)*	–		–		–	–	(1.75)
Payment from affiliate	–	(1)	–	(1)	–	–	–
Total Distributions and Other	(.01)		(.17)		(.21)	(.34)	(1.75)
Net Asset Value, End of Period	$47.63		$39.60		$34.06	$30.47	$36.31
Total Return	20.31	%(2)	16.85	%(2)	12.60%	(15.35)%	(47.43)%
Net Assets, End of Period (in thousands)	$9,612,503		$9,023,479		$9,821,492	$10,107,243	$14,378,453
Average Net Assets for the Period (in thousands)	$9,458,921		$9,319,532		$9,749,457	$12,572,984	$20,320,750
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.86%		0.89%		0.88%	0.84%	0.84%
Ratio of Net Expenses to Average Net Assets(3)	0.86%		0.89%		0.88%	0.83%	0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.21%		0.06%		0.52%	0.56%	0.63%
Portfolio Turnover Rate	44%		14%		44%	53%	50%
	Janus Venture Fund
For a share outstanding during each fiscal year ended October 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$51.57		$47.77		$31.59	$36.99	$82.39
Income from Investment Operations:
Net investment income/(loss)	–	(5)	–	(5)	– (5)	– (5)	– (5)
Net gains/(losses) on securities (both realized and unrealized)	5.25		3.80		16.18	(5.40)	(29.02)
Total from Investment Operations	5.25		3.80		16.18	(5.40)	(29.02)
Less Distributions:
Dividends (from net investment income)*	–		–		–	–	–
Distributions (from capital gains)*	–		–		–	–	(16.38)
Total Distributions	–		–		–	–	(16.38)
Net Asset Value, End of Period	$56.82		$51.57		$47.77	$31.59	$36.99
Total Return	10.18%		7.95%		51.22%	(14.60)%	(40.67)%
Net Assets, End of Period (in thousands)	$1,293,150		$1,327,088		$1,392,358	$756,323	$1,009,278
Average Net Assets for the Period (in thousands)	$1,367,775		$1,355,755		$988,156	$992,760	$1,312,759
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.87%		0.90%		0.94%	0.88%	0.87%
Ratio of Net Expenses to Average Net Assets(3)	0.87%		0.90%		0.93%	0.87%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.64)%		(0.74)%		(0.67)%	(0.73)%	(0.36)%
Portfolio Turnover Rate	63%		61%		75%	90%	70%

*See Note 4 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

Janus Growth Funds October 31, 2005 69

Financial Highlights (continued)

	Janus Global Life Sciences Fund
For a share outstanding during each fiscal year ended October 31	2005	2004		2003	2002	2001
Net Asset Value, Beginning of Period	$16.08	$14.61		$12.82	$16.96	$22.41
Income from Investment Operations:
Net investment income/(loss)	– (1)	–	(1)	– (1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	3.29	1.47		1.79	(4.14)	(5.43)
Total from Investment Operations	3.29	1.47		1.79	(4.14)	(5.43)
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–	–	(.02)
Distributions (from capital gains)*	–	–		–	–	–
Redemption fees	– (2)	–	(2)	– (2)	N/A	N/A
Payment from affiliate	–	–	(3)	–	–	–
Total Distributions and Other	–	–		–	–	(.02)
Net Asset Value, End of Period	$19.37	$16.08		$14.61	$12.82	$16.96
Total Return	20.46%	10.06	%(4)	13.87%	(24.35)%	(24.26)%
Net Assets, End of Period (in thousands)	$1,149,666	$1,183,496		$1,264,220	$1,389,723	$2,415,086
Average Net Assets for the Period (in thousands)	$1,181,741	$1,288,416		$1,296,095	$1,927,734	$2,957,777
Ratio of Gross Expenses to Average Net Assets(5)(6)	0.97%	1.02%		0.99%	0.89%	0.93%
Ratio of Net Expenses to Average Net Assets(5)	0.96%	1.01%		0.98%	0.88%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.49)%	(0.52)%		(0.28)%	(0.42)%	(0.32)%
Portfolio Turnover Rate	77%	78%		135%	73%	84%
	Janus Global Technology Fund
For a share outstanding during each fiscal year ended October 31	2005	2004		2003	2002	2001
Net Asset Value, Beginning of Period	$9.70	$10.44		$7.41	$10.83	$27.44
Income from Investment Operations:
Net investment income/(loss)	.01	.02		– (1)	(.01)	.36
Net gains/(losses) on securities (both realized and unrealized)	1.17	(.76)		3.03	(3.41)	(16.64)
Total from Investment Operations	1.18	(.74)		3.03	(3.42)	(16.28)
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–	–	(.16)
Distributions (from capital gains)*	–	–		–	–	–
Tax return of capital*		–		–	–	(.17)
Redemption fees	– (2)	–	(2)	– (2)	N/A	N/A
Payment from affiliate	–	–	(3)	–	–	–
Total Distributions and Other	–	–		–	–	(.33)
Net Asset Value, End of Period	$10.88	$9.70		$10.44	$7.41	$10.83
Total Return	12.16%	(7.09	)%(4)	41.08%	(31.67)%	(59.95)%
Net Assets, End of Period (in thousands)	$993,663	$1,255,023		$1,655,731	$1,249,514	$2,275,691
Average Net Assets for the Period (in thousands)	$1,109,908	$1,480,508		$1,332,510	$1,906,518	$4,009,850
Ratio of Gross Expenses to Average Net Assets(5)(6)	1.04%	1.07%		1.07%	0.96%	0.92%
Ratio of Net Expenses to Average Net Assets(5)	1.03%	1.07%		1.06%	0.94%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.07%	(0.37)%		(0.27)%	(0.14)%	0.55%
Portfolio Turnover Rate	31%	24%		48%	66%	60%

*See Note 4 in Notes to Financial Statements.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from a certain trading, which otherwise would have reduced total return by less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

70 Janus Growth Funds October 31, 2005

Notes to Schedules of Investments

Lipper Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolio in shares of companies engaged in healthcare, medicine, and biotechnology.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, typically have an above-average price compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International World Information Technology IndexSM	Is a capitalization weighted index that monitors the performance of information technology stocks from around the world.

The Morgan Stanley Capital International World Health Care Index	Is a capitalization weighted index that monitors the performance of healthcare stocks from developed market countries in North America, Europe, and the Asia/Pacific Region.

Russell 1000® Growth Index	Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TM Growth Index	Measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indices.

Russell Midcap® Growth Index	Consists of stocks from the Russell Midcap® Index with a greater-than-average growth orientation. The Russell Midcap® Index consists of the smallest 800 companies in the Russell 1000® Index, as ranked by total market capitalization.

Janus Growth Funds October 31, 2005 71

Notes to Schedules of Investments (continued)

S&P 500® Index		The Standard & Poor's Composite Index of 500 stocks is a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index		An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144	A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR		American Depositary Receipt

ETD		Euro Time Deposit

GDR		Global Depositary Receipt

PLC		Public Limited Company

REIT		Real Estate Investment Trust

U.S. Shares		Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  ¥  Security is a defaulted security in Janus Global Technology Fund with accrued interest in the amount of $1,268,000 that was written-off December 10, 2001.

  ß  Security is illiquid.

  #  Loaned security, a portion or all of the security is on loan as of October 31, 2005.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

  •  Security is a defaulted security.

ºº Schedule of Fair Valued Securities (as of October 31, 2005)

	Value	Value as a % of Net Assets
Janus Venture Fund
Candescent Technologies Corp. - Series E	$–	0.0%
DrugMax, Inc.	8,784,000	0.7%
DrugMax, Inc.	1,399,950	0.1%
Infocrossing, Inc. - expires 5/10/07	–	0.0%
OneTravel Holdings, Inc.	–	0.0%
Ronco Fi-Tek, Inc.	6,000,000	0.5%
UTEK Corp.	2,795,771	0.2%
ValueVision Media, Inc.	15,347,787	1.2%
WestJet Airlines, Ltd.	3,036,252	0.2%
	$37,363,760	2.9%
Janus Global Life Sciences Fund
Fibrogen, Inc.	$4,868,800	0.4%
Janus Global Technology Fund
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)	$–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Fund's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

72 Janus Growth Funds October 31, 2005

§Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Venture Fund
DrugMax, Inc.ºº	9/23/05	$6,649,000	$8,784,000	0.7%
DrugMax, Inc.ºº	9/23/05	381,250	1,399,950	0.1%
OneTravel Holdings, Inc.ºº	4/14/05	–	–	0.0%
OneTravel Holdings, Inc.	4/14/05	6,300,000	2,141,999	0.2%
Ronco Fi-Tek, Inc.ºº	6/24/05	6,000,000	6,000,000	0.5%
UTEK Corp. ºº	8/12/05	2,575,204	2,795,771	0.2%
ValueVision Media, Inc.ºº	10/3/05 - 10/5/05	2,349,839	15,347,787	1.2%
		$24,255,293	$36,469,507	2.9%
Janus Global Life Sciences Fund
Fibrogen, Inc.ºº	12/28/04	$4,868,800	$4,868,800	0.4%
Janus Global Technology Fund
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)ºº	3/6/00 - 2/23/01	$2,614,147	$–	0.0%

The Funds have registration rights for certain restricted securities held as of October 31, 2005. The issuer incurs all registration costs.

Janus Growth Funds October 31, 2005 73

Notes to Schedules of Investments (continued)

£ The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2005.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/05
Janus Fund
Maxim Integrated Products, Inc.	–	$–	17,687,550	$291,557,103	$394,015,244	$5,456,717	$86,670,869
Janus Venture Fund
1-800-FLOWERS.COM, Inc. - Class A	100,000	$751,660	1,625,100	$15,458,460	$(3,635,673)	$–	$–
Authentidate Holding Corp.	–	–	1,310,000	18,012,500	(14,352,405)	–	–
Axesstel, Inc.	2,128,965	8,515,860	–	–	–	–	5,961,102
Century Casinos, Inc.	1,035,841	7,180,103	–	–	–	–	7,373,948
DrugMax, Inc.	6,100,000	6,649,000	–	–	–	–	8,784,000
Euronet Worldwide, Inc.	–	–	958,617	15,266,195	11,658,867	–	37,973,665
Infocrossing, Inc.	100,000	1,722,595	1,875	32,675	(2,855)	–	13,741,109
Intermap Technologies, Ltd.	2,346,939	9,812,288	–	–	–	–	9,995,007
LivePerson, Inc.	109,815	216,336	–	–	–	–	13,666,742
Omnicell, Inc.	43,645	489,605	100,000	1,494,780	(828,594)	–	14,475,349
OneTravel Holdings, Inc.	1,145,454	6,300,000	–	–	–	–	2,141,999
Orange 21, Inc.	402,120	3,486,304	95,015	968,203	(618,098)	–	1,099,436
Restoration Hardware, Inc.	–	–	2,133,107	13,511,633	1,327,513	–	–
Ronco Fi-Tek, Inc.	1,591,512	6,000,000	–	–	–	–	6,000,000
SeraCare Life Sciences, Inc.	842,620	10,349,379	–	–	–	–	17,153,636
TALX Corp.(1)	510,912	–	328,251	6,366,070	5,582,185	249,941	47,613,252
TechTeam Global, Inc.	644,992	8,326,760	–	–	–	–	6,011,325
Tier Technologies, Inc. - Class B	–	–	1,551,485	20,798,442	(8,520,136)	–	–
TransAct Technologies, Inc.	226,210	2,919,480	231,800	4,323,258	(1,976,498)	–	5,822,253
Transcommunity Financial Corp.	213,715	1,709,720	213,715	1,709,720	23,996	–	–
Ultimate Software Group, Inc.	–	–	–	–	–	–	32,281,000
ValueVision Media, Inc.	1,704,932	18,754,252	–	–	–	–	15,347,787
Workstream, Inc. (U.S. Shares)	4,957,152	19,278,821	–	–	–	–	7,534,871
		$112,462,163		$97,941,937	$(11,341,698)	$249,941	$252,976,481

(1) Adjusted for 3 for 2 stock split 2/18/05

Aggregate collateral segregated to cover margin, segregation requirements on open futures contracts, forward currency contracts and/or mortgage backed securities (with extended settlement dates) as of October 31, 2005 are noted below.

Fund	Aggregate Value
Growth
Janus Fund	$552,201,365
Janus Mercury Fund	415,160,547
Janus Olympus Fund	255,906,114
Specialty Growth
Janus Global Life Sciences Fund	134,428,717
Janus Global Technology Fund	300,410,918

Variable rate notes are notes for which the interest rate is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2005.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of a Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

74 Janus Growth Funds October 31, 2005

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has twenty-nine funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Orion Fund, Janus Twenty Fund and Janus Global Technology Fund, which are classified as nondiversified. The Funds are no-load investments.

Janus Capital Management LLC ("Janus Capital") invested $5,000,000 of initial seed capital in Janus Triton Fund on February 25, 2005. Janus Capital redeemed the initial seed capital of $5,000,000 on March 28, 2005.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days or less for which market quotations are not readily available are valued on the basis of amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the Funds.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds will not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

Janus Growth Funds October 31, 2005 75

Notes to Financial Statements (continued)

As of October 31, 2005, the Funds had on loan securities valued as indicated:

Fund	Value at October 31, 2005
Growth
Janus Fund	$655,388,835
Janus Enterprise Fund	318,210,960
Janus Mercury Fund	256,286,119
Janus Olympus Fund	190,305,807
Janus Orion Fund	115,018,097
Janus Twenty Fund	232,876,291
Janus Venture Fund	248,886,903
Specialty Growth
Janus Global Life Sciences Fund	178,742,923
Janus Global Technology Fund	62,525,079

As of October 31, 2005, the Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at October 31, 2005
Growth
Janus Fund	$671,968,719
Janus Enterprise Fund	325,512,940
Janus Mercury Fund	264,912,132
Janus Olympus Fund	195,028,151
Janus Orion Fund	118,145,717
Janus Twenty Fund	237,785,188
Janus Venture Fund	255,802,689
Specialty Growth
Janus Global Life Sciences Fund	183,652,404
Janus Global Technology Fund	64,340,213

As of October 31, 2005, all cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio, except for Janus Orion Fund, which also invested $1,671,255 in foreign bonds and Janus Venture Fund, which also invested $3,859 in U.S treasury bonds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations (if applicable).

During the fiscal year ended October 31, 2005, there were no securities lending arrangements for Janus Triton Fund.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2005, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and

76 Janus Growth Funds October 31, 2005

market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of October 31, 2005, there were no Funds invested in when-issued securities.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Each Fund generally declares and distributes dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Until at least March 1, 2007, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the Janus Triton Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate of 1.25%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each of the Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account (excluding Janus Twenty Fund and Janus Venture Fund) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

During the fiscal year ended October 31, 2005, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Funds
Growth
Janus Fund	$947
Janus Olympus Fund	1,143
Janus Twenty Fund	6,605

For the fiscal year ended October 31, 2005, Janus Capital assumed $23,556 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series ("Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios, except Janus Research Fund and Janus Triton Fund, based on the Portfolios' respective net assets at July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. These non-recurring costs and

Janus Growth Funds October 31, 2005 77

Notes to Financial Statements (continued)

offsetting waivers are shown on the Statement of Operations. The effect of non-recurring costs was de minimis.

Certain officers and Trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Funds.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Custody credits received reduce Custodian Fees. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

A 2.00% redemption fee may be imposed on shares of Janus Global Life Sciences Fund and Janus Global Technology Fund held for three months or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus Global Life Sciences Fund and Janus Global Technology Fund were $35,415 and $80,384, respectively, for the fiscal year ended October 31, 2005.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2005, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 10/31/05
Janus Institutional Cash Reserves Fund
Janus Fund	$310,000,000	$200,000,000	$986,248	$160,000,000
Janus Mercury Fund	60,000,000	60,000,000	194,715	–
Janus Twenty Fund	1,090,000,000	890,000,000	2,426,621	200,000,000
	$1,460,000,000	$1,150,000,000	$3,607,584	$360,000,000
Janus Government Money Market Fund
Janus Twenty Fund	$150,000,000	$150,000,000	$596,020	$–
Janus Money Market Fund
Janus Fund	$100,000,000	$–	$133,233	$100,000,000
Janus Twenty Fund	50,000,000	–	25,863	50,000,000
	$150,000,000	$–	$159,096	$150,000,000

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Growth
Janus Fund	$9,406,967,675	$12,971,729,303	$–	$–
Janus Enterprise Fund	478,766,539	742,033,476	–	–
Janus Mercury Fund	1,644,423,762	2,278,706,041	–	–
Janus Olympus Fund	2,653,484,751	3,041,361,597	–	–
Janus Orion Fund	459,877,736	396,305,081	–	–
Janus Triton Fund(1)	38,960,374	7,076,607	–	–
Janus Twenty Fund	3,990,464,774	5,744,479,845	–	–
Janus Venture Fund	854,255,331	1,033,344,391	3,585,000	3,824,909
Specialty Growth
Janus Global Life Sciences Fund	892,797,076	1,168,604,715	–	–
Janus Global Technology Fund	341,443,778	719,423,354	–	–

(1) Period from February 25, 2005 (inception date) through October 31, 2005.

78 Janus Growth Funds October 31, 2005

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Growth
Janus Fund(1)	$7,997,326	$–	$(6,699,726,031)	$66,893	$2,012,629,912
Janus Enterprise Fund(1)	–	–	(4,364,759,259)	–	543,380,822
Janus Mercury Fund	12,422,837	–	(6,153,773,590)	1,512,941	1,069,488,574
Janus Olympus Fund(1)	636,996	–	(1,684,106,645)	137,224	457,061,778
Janus Orion Fund	3,064,672	–	(548,470,090)	(170,054)	131,988,459
Janus Triton Fund(2)	–	53,233	–	(90)	2,024,821
Janus Twenty Fund	20,136,432	–	$(3,275,743,627)	169,261	3,053,477,786
Janus Venture Fund(1)	–	65,399,672	(62,903,935)	150,398	300,255,418
Specialty Growth
Janus Global Life Sciences Fund	–	–	(915,468,385)	(1,899)	273,750,987
Janus Global Technology Fund	719,402	–	(2,773,738,382)	2,247,082	274,097,627

(1) Capital loss carryovers subject to annual limitations.

(2) Period from February 25, 2005 (inception date) through October 31, 2005.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule

For the year ended October 31, 2005

Fund	October 31, 2007	October 31, 2008	October 31, 2009	October 31, 2010	October 31, 2011	Accumulated Capital Losses
Growth
Janus Fund(1)	$–	$(27,832,088)	$(3,409,665,900)	$(2,692,706,418)	$(569,521,625)	$(6,699,726,031)
Janus Enterprise Fund(1)	(2,880,396)	(220,932,903)	(2,924,501,200)	(1,180,687,781)	(35,756,979)	(4,364,759,259)
Janus Mercury Fund	–	–	(3,254,153,236)	(2,677,021,633)	(222,598,721)	(6,153,773,590)
Janus Olympus Fund(1)	–	(3,298,969)	(1,147,259,588)	(533,548,088)	–	(1,684,106,645)
Janus Orion Fund	–	–	(480,697,899)	(67,772,191)	–	(548,470,090)
Janus Triton Fund(2)	–	–	–	–	–	–
Janus Twenty Fund	–	–	(2,514,552,821)	(117,584,500)	(643,606,306)	(3,275,743,627)
Janus Venture Fund(1)	–	–	(50,323,147)	(12,580,788)	–	(62,903,935)
Specialty Growth
Janus Global Life Sciences Fund	–	(109,162,517)	(451,314,670)	(251,753,591)	(103,237,607)	(915,468,385)
Janus Global Technology Fund	–	(6,230,420)	(1,827,246,526)	(857,178,929)	(83,082,507)	(2,773,738,382)

(1) Capital loss carryovers subject to annual limitations.

(2) Period from February 25, 2005 (inception date) through October 31, 2005.

Janus Growth Funds October 31, 2005 79

Notes to Financial Statements (continued)

During the year ended October 31, 2005, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Carryover Loss Utilized
Growth
Janus Fund	$2,439,165,545
Janus Enterprise Fund	178,030,460
Janus Mercury Fund	337,995,565
Janus Olympus Fund	299,430,515
Janus Orion Fund	65,588,058
Janus Twenty Fund	1,463,811,386
Janus Venture Fund	52,004,445
Specialty Growth
Janus Global Life Sciences Fund	170,843,244
Janus Global Technology Fund	97,986,731

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Growth
Janus Fund	$9,490,173,874	$2,211,777,463	$(199,147,551)
Janus Enterprise Fund	1,476,079,415	579,947,055	(36,566,233)
Janus Mercury Fund	3,666,238,998	1,146,874,095	(77,385,521)
Janus Olympus Fund	1,937,984,355	478,854,067	(21,773,793)
Janus Orion Fund	688,427,461	156,560,507	(24,377,399)
Janus Triton Fund(1)	35,572,733	4,266,139	(2,235,316)
Janus Twenty Fund	6,735,824,981	3,131,026,971	(77,549,185)
Janus Venture Fund	1,252,449,079	381,523,108	(81,161,878)
Specialty Growth
Janus Global Life Sciences Fund	1,043,116,059	309,902,792	(36,151,805)
Janus Global Technology Fund	773,606,640	305,668,068	(31,559,059)

(1) Period from February 25, 2005 (inception date) through October 31, 2005.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2005	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Growth
Janus Fund	$–	$–	$–	$–
Janus Enterprise Fund	–	–	–	(5,127,872)
Janus Mercury Fund	6,427,322	–	–	–
Janus Olympus Fund	–	–	–	–
Janus Orion Fund	–	–	–	–
Janus Triton Fund(1)	–	–	–	–
Janus Twenty Fund	2,651,260	–	–	–
Janus Venture Fund	–	–	–	(8,870,191)
Specialty Growth
Janus Global Life Sciences Fund	–	–	–	(5,796,869)
Janus Global Technology Fund	–	–	–	–

(1) Period from February 25, 2005 (inception date) through October 31, 2005.

80 Janus Growth Funds October 31, 2005

	Distributions
For the fiscal year ended October 31, 2004 Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Growth
Janus Fund	$–	$–	$–	$(25,568,519)
Janus Enterprise Fund	–	–	–	(8,348,708)
Janus Mercury Fund	–	–	–	(13,151,657)
Janus Olympus Fund		–	–	(9,357,108)
Janus Orion Fund	–	–	–	(351,902)
Janus Twenty Fund	47,904,085	–	–	–
Janus Venture Fund	–	–	–	(10,052,626)
Specialty Growth
Janus Global Life Sciences Fund	–	–	–	(7,055,029)
Janus Global Technology Fund	–	–	–	(5,547,781)

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended	Janus Fund		Janus Enterprise Fund		Janus Mercury Fund		Janus Olympus Fund
October 31 (all numbers in thousands)	2005	2004	2005	2004	2005	2004	2005	2004
Transactions in Fund Shares
Shares sold	15,753	34,887	6,111	6,421	33,707	17,149	3,301	6,107
Reinvested distributions	–	–	–	–	289	–	–	–
Shares repurchased	(145,132)	(223,406)	(12,764)	(20,472)	(60,613)	(78,824)	(20,158)	(26,302)
Net Increase/(Decrease) in Capital Share Transactions	(129,379)	(188,519)	(6,653)	(14,051)	(26,617)	(61,675)	(16,857)	(20,195)
Shares Outstanding, Beginning of Period	585,256	773,775	49,800	63,851	229,499	291,174	89,748	109,943
Shares Outstanding, End of Period	455,877	585,256	43,147	49,800	202,882	229,499	72,891	89,748

For the fiscal year ended	Janus Orion Fund		Janus Triton Fund	Janus Twenty Fund		Janus Venture Fund
October 31 (all numbers in thousands)	2005	2004	2005(1)	2005	2004	2005	2004
Transactions in Fund Shares
Shares sold	22,671	18,664	4,486	12,470	13,158	653	1,126
Reinvested distributions	–	–	–	59	1,362	–	–
Shares repurchased	(18,685)	(24,998)	(1,015)	(38,601)	(75,000)	(3,628)	(4,539)
Net Increase/(Decrease) in Capital Share Transactions	3,986	(6,334)	3,471	(26,072)	(60,480)	(2,975)	(3,413)
Shares Outstanding, Beginning of Period	84,701	91,035	0	227,885	288,365	25,735	29,148
Shares Outstanding, End of Period	88,687	84,701	3,471	201,813	227,885	22,760	25,735

For the fiscal year ended	Janus Global Life Sciences Fund		Janus Global Technology Fund
October 31(all numbers in thousands)	2005	2004	2005	2004
Transactions in Fund Shares
Shares sold	2,837	7,843	4,449	15,459
Reinvested distributions	–	–	–	–
Shares repurchased	(17,065)	(20,764)	(42,493)	(44,697)
Net Increase/(Decrease) in Capital Share Transactions	(14,228)	(12,921)	(38,044)	(29,238)
Shares Outstanding, Beginning of Period	73,596	86,517	129,336	158,574
Shares Outstanding, End of Period	59,368	73,596	91,292	129,336

  (1)  Period from February 25, 2005 (inception date) through October 31, 2005.

Janus Growth Funds October 31, 2005 81

Notes to Financial Statements (continued)

6. LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC''), the Office of the New York State Attorney General ("NYAG''), the Colorado Attorney General ("COAG'') and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI'') on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF''), Janus Aspen Series ("JAS''), Janus Adviser Series ("JAD''), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH''), Bay Isle Financial LLC ("Bay Isle''), Perkins, Wolf, McDonnell and Company, LLC ("Perkins''), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was recently refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. A request to transfer this action to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland, described above is pending. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing'' actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b), and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals recently vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

82 Janus Growth Funds October 31, 2005

7. SUBSEQUENT EVENTS

Several proposals regarding the Funds were presented to shareholders at a Special Meeting of Shareholders on November 22, 2005 and potentially any adjournments thereof to be held during 2005. A Proxy Statement that describes each of the proposals has been mailed to shareholders of record as of September 9, 2005.

Proposal 1. Elect nine Trustees, including eight "independent" candidates (seven of which currently serve as Trustees of the Trust).

Proposal 2. Approve elimination of Janus Flexible Bond Fund's fundamental policy regarding investments in income-producing securities.

Proposal 3.a. For shareholders of each Fund (except Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Small Cap Value Fund), to approve conforming amendments to the Fund's investment advisory agreement with Janus Capital.

Proposal 3.b. To approve a proposed amendment to the investment advisory agreement between Janus Capital and the following Funds that would introduce a performance incentive investment advisory fee structure: Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, and Janus Worldwide Fund.

Proposal 4. To approve an amended subadvisory agreement between Janus Capital, on behalf of Janus Risk-Managed Stock Fund and INTECH that would introduce a performance incentive subadvisory fee structure.

Further information about each of these proposals is provided in the Proxy Statement filed with the SEC that is available electronically on www.janus.com during the period of the proxy solicitation.

Janus Growth Funds October 31, 2005 83

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (ten of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2005

84 Janus Growth Funds October 31, 2005

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

Approval of Advisory Agreement for Janus Triton Fund

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with Janus Triton Fund's (the "New Fund") adviser ("Independent Trustees"), considered the proposed investment advisory agreement for the New Fund. In the course of their consideration of the agreement the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital Management LLC (the "Adviser") in response to requests of the Trustees and their counsel. They also received and reviewed a considerable amount of information provided to the Trustees by their independent fee consultant. Based on their evaluation of that information and other information, the Trustees, including all of the Independent Trustees, at a meeting held on December 2, 2004, approved the investment advisory agreement for the New Fund for a period through July 1, 2006.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described as follows.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees' analysis of the nature, extent and quality of the Adviser's services to the New Fund took into account the investment objective and strategy of the New Fund and the knowledge of the Trustees gained from the Trustees' regular meetings with management throughout the prior year. In addition, the Trustees reviewed the Adviser's resources and key personnel, especially those who would be providing investment management services to the New Fund. The Trustees also considered other services to be provided to the New Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, serving as the New Fund's administrator, monitoring adherence to the New Fund's investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to the New Fund were appropriate and consistent with the terms of the respective proposed advisory agreements and that the New Fund was likely to benefit from services provided under its agreement with the Adviser. They also concluded that the quality of the Adviser's services to the other Janus funds had been consistent with or superior to quality norms in the industry and that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively and had demonstrated its continuing ability to attract and retain well qualified personnel.

The Trustees also reviewed the response of the Adviser to various legal and regulatory proceedings since the fall of 2003.

2. COSTS OF SERVICES PROVIDED

The Trustees examined the fee information and expense for the New Fund in comparison to information for other comparable funds as provided by Lipper Inc. They noted that both the rate of investment advisory fee and the estimated expense ratio for the New Fund were below both the median and the mean advisory fees and the expense ratios, respectively, for the respective groups of comparable funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers and the competition for investment management

Janus Growth Funds October 31, 2005 85

Additional Information (unaudited) (continued)

talent, and they also considered the competitive market for mutual funds in different distribution channels.

The Trustees had also reviewed the Adviser's management fees for its institutional separate accounts and for its subadvised funds (funds for which the Adviser provides portfolio management services only). In most instances sub-advisory and institutional separate account fees are lower than the New Fund's management fee. However, the Trustees noted that the Adviser performs significant additional services for the New Fund that it does not provide to those other clients, including administrative services, oversight of the New Fund's other service providers, trustee support, regulatory compliance and numerous other services. The Trustees had also considered the profitability to the Adviser and its affiliates of their relationships with the other Janus Funds in connection with their consideration of the advisory agreements for those funds and had found the profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation to be paid by the New Fund to the Adviser and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients, and that the estimated overall expense ratio of the New Fund, taking into account the expense limitations agreed to by the Adviser, was comparable to or more favorable than the mean or median expense ratio of its peers.

3. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE NEW FUND

The Trustees also considered benefits that would accrue to the Adviser and its affiliates from their relationship with the New Fund. The Trustees recognized that two affiliates of the Adviser would serve the New Fund as transfer agent and distributor and that the transfer agent would receive compensation from the New Fund for its services to the New Fund. The Trustees also considered the Adviser's use of commissions to be paid by the New Fund on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the New Fund and/or other clients of the Adviser and the Adviser's agreement not to use the New Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and would benefit the New Fund. The Trustees concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to the proposed agreements and the fees to be paid by the New Fund therefor, the New Fund and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser would benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund would benefit from the Adviser's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They also concluded that success of the New Fund could attract other business to the Adviser or its other funds and that the success of the Adviser could enhance the Adviser's ability to serve the New Fund.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that approval of the New Fund's agreement was in the best interest of the New Fund and its shareholders.

Approval of Advisory Agreement for Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with

86 Janus Growth Funds October 31, 2005

management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and

Janus Growth Funds October 31, 2005 87

Additional Information (unaudited) (continued)

separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

88 Janus Growth Funds October 31, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

Janus Growth Funds October 31, 2005 89

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest, or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

90 Janus Growth Funds October 31, 2005

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2005:

Dividends Received Deduction Percentage

Fund
Growth
Janus Fund	100%
Janus Mercury Fund	100%
Janus Olympus Fund	100%
Janus Orion Fund	36%
Janus Triton Fund	53%
Janus Twenty Fund	100%
Specialty Growth
Janus Global Technology Fund	100%

Qualified Dividend Income Percentage

Fund
Janus Fund	100%
Janus Mercury Fund	100%
Janus Olympus Fund	100%
Janus Orion Fund	100%
Janus Triton Fund	68%
Janus Twenty Fund	100%
Specialty Growth
Janus Global Technology Fund	100%

Due to the uncertainty regarding procedures for identifying qualified foreign corporations, the qualified dividend income percentages reported on the 2005 Form 1099-DIV may be substantially lower than the percentages reported above.

Janus Growth Funds October 31, 2005 91

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 65 series or funds.

In April 2003, the Trustees established an Advisory Board to provide the Trustees advice regarding Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and served a two-year term, which ended effective March 2005.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain Trustees and officers also serve as officers of Janus Aspen Series and Janus Aspen Series.

Trustees

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	65	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	65		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	65		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor) and W.W. Grainger, Inc. (industrial distributor); and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

* Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 65 funds comprising the Janus Funds, Mr. Mullen oversees 86 funds.

92 Janus Growth Funds October 31, 2005

Trustees (cont.)

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 61	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	65	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	65	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	65	N/A

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/69-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of the Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	65	N/A

** The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Growth Funds October 31, 2005 93

Trustees and Officers (unaudited) (continued)

Officers

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
William Bales 151 Detroit Street Denver, CO 80206 Age 36	Executive Vice President and Portfolio Manager Janus Venture Fund	2/97-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 Age 34	Executive Vice President and Portfolio Manager Janus Enterprise Fund	2/02-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1994-1997 and 2000-2002) for Janus Capital Corporation

David J. Corkins 151 Detroit Street Denver, CO 80206 Age 39	Executive Vice President and Portfolio Manager Janus Mercury Fund	2/03-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (1997-2003) for Janus Growth and Income Fund.

C. Mike Lu 151 Detroit Street Denver, CO 80206 Age 36	Executive Vice President and Portfolio Manager Janus Global Technology Fund	11/98-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Thomas R. Malley 151 Detroit Street Denver, CO 80206 Age 37	Executive Vice President and Portfolio Manager Janus Global Life Sciences Fund	11/98-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Blaine P. Rollins 151 Detroit Street Denver, CO 80206 Age 38	Executive Vice President and Portfolio Manager Janus Fund	1/00-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Ron Sachs 151 Detroit Street Denver, CO 80206 Age 38	Executive Vice President and Portfolio Manager Janus Orion Fund Executive Vice President and Portfolio Manager Janus Triton Fund	4/00-Present 2/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Scott W. Schoelzel 151 Detroit Street Denver, CO 80206 Age 47	Executive Vice President and Portfolio Manager Janus Twenty Fund	8/97-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts

Claire Young 151 Detroit Street Denver, CO 80206 Age 40	Executive Vice President and Portfolio Manager Janus Olympus Fund	8/97-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts

Bonnie M. Howe 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-Present	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

*Officers are elected annually by the Trustees for a one-year term.

94 Janus Growth Funds October 31, 2005

Officers (cont.)

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	General Counsel Vice President and Secretary	4/04-Present 12/99-Present	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC; and Senior Vice President and Assistant General Counsel of Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice Janus President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President and Chief Compliance Officer of Enhanced Investment Technologies, LLC. Formerly, Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Girard C. Miller** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-Present	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus
Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, Director of Capital Group Partners, Inc. (2003-2004); and President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected annually by the Trustees for a one-year term.

**Mr. Miller intends to resign his positions with Janus Capital Group Inc. and its subsidiaries effective January 3, 2006. A successor to his positions with the Trust will be appointed by the Trustees prior to this date.

Janus Growth Funds October 31, 2005 95

Notes

96 Janus Growth Funds October 31, 2005

Notes

Janus Growth Funds October 31, 2005 97

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (12/05)

C-1205-10  111-02-105 12-05

2005 Annual Report

Janus Core, Risk-Managed and Value Funds

Core

Janus Balanced Fund

Janus Contrarian Fund

Janus Core Equity Fund

Janus Growth and Income Fund

Janus Research Fund

Risk-Managed

Janus Risk-Managed Stock Fund

Value

Janus Mid Cap Value Fund

Janus Small Cap Value Fund

Janus Core, Risk-Managed and Value Funds

President and CIO Letter to Shareholders	1

Portfolio Managers' Commentaries and Schedules of Investments

Janus Balanced Fund	6

Janus Contrarian Fund	13

Janus Core Equity Fund	18

Janus Growth and Income Fund	23

Janus Research Fund	28

Janus Risk-Managed Stock Fund	34

Janus Mid Cap Value Fund	42

Janus Small Cap Value Fund	48

Statements of Assets and Liabilities	54

Statements of Operations	56

Statements of Changes in Net Assets	58

Financial Highlights	61

Notes to Schedules of Investments	66

Notes to Financial Statements	69

Report of Independent Registered Public Accounting Firm	80

Additional Information	81

Explanations of Charts, Tables and Financial Statements	85

Designation Requirements	87

Trustees and Officers	88

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Dear Shareholder,

I am pleased to provide you with an update on Janus and the performance of your investments. We have positive news to share with you on a number of fronts, including improved performance, research team enhancements, and new product launches, all of which position us well as we look into 2006.

Performance Update

Starting with the most important metric, overall relative performance continued to improve over the period. As of October 31, 2005, 75% of the Janus managed equity funds were outperforming their Lipper peers.

In particular, our growth/blend disciplines posted very strong performance over the past 12-months and bear special mention. For example, Janus Twenty*, Janus Orion, Janus Core Equity, Janus Growth and Income, Janus Contrarian and Janus Overseas Funds, were ranked in the top 2% of their respective Lipper categories for the one-year period ended October 31, 2005. While recent performance is important, I am even prouder of the solid performance we delivered over the three-year period, with 69% of our funds ranked in the top two Lipper quartiles.

Market Recap

From the constant drum beat of Federal Reserve rate hikes to the recent spike in energy prices caused by dramatic hurricanes, it has been an active twelve months for the U.S. economy and equity markets.

Despite ongoing worries about inflation and interest rates, the equity markets were able to battle through the lows of last fall and notch decent mid- to high-single digit returns over the past 12-months.1

The sectors that made the largest positive contribution to the overall gains of the market, specifically the S&P 500® Index, during this time were healthcare and energy. Not coincidentally, given that Janus' research focuses on seeking to identify the most compelling investment candidates in the market, the healthcare and energy sectors made the largest contribution to our firm-wide performance.

For example, UnitedHealth Group was the number one contributor to firm-wide performance, and rose almost 60% during the time period. A combination of rising enrollment trends, tight cost control and innovative new products and services has enabled UnitedHealth to outpace its competition over the last few years and become the gold standard in the HMO industry.

On the biotechnology side, advances in cancer research and new drug approvals have powered Janus holdings like Genentech, Roche and Celgene, all of which I believe are very well positioned to address the enormous unmet medical needs of cancer patients worldwide through potential blockbuster drugs like Avastin and Remodulin.

Our search for the global top energy investments took us from the natural gas fields of West Texas to deep water drilling platforms off the coast of India to Canadian oil sands fields. Investments in EOG Resources, Reliance Industries and Suncor Energy all generated handsome gains for some of our Funds, many of which were overweight the sector during the year.

Investment Team Update

The improvement in firm-wide performance can be traced to the research enhancements that have been implemented over the last few years. The senior analysts that have been added to the research team made meaningful contributions to the Funds from day one. The research associate group expanded its reach with each passing quarter and continued to undertake critical work in uncovering emerging trends in the marketplace. The Risk Committee, headed by Dan Scherman, worked closely with portfolio managers to identify and assess the appropriate risk profile for each Fund.

Each of these initiatives represented key goals we articulated to fund holders last year, and I'm pleased to report that not only have we fulfilled each goal, but also that the initiatives had a positive impact on several of the Funds.

Gary Black

President and Chief
Investment Officer

Janus Core, Risk-Managed and Value Funds October 31, 2005 1

Continued

Update on New Funds

I'd be remiss if I didn't highlight the solid performance posted by our two newest Fund offerings –– Janus Triton Fund and Janus Research Fund. While still in its early days, Janus Triton Fund populated its portfolio with a compelling collection of small and mid-cap investment ideas and handsomely outperformed its benchmark, the Russell 2500TM Growth Index.

Janus Research Fund represents a truly differentiated portfolio offered by Janus, in that it is an analyst-driven portfolio populated with the highest conviction ideas of each analyst. As such, the portfolio is style-agnostic and offers exposure to all market capitalizations, sectors and geographies of the global market. We are very pleased with the initial performance of both these Funds.

We are also expanding our fund lineup. As of December 30, 2005, investors will be able to take advantage of three new investment options called Janus Smart Portfolios. These Funds are offered in three risk profiles: Growth, Moderate and Conservative, and they invest in the underlying Janus stock and bond funds to deliver a simple, diversified strategy for investors.

Growth Versus Value

In past letters we have been rather vocal in sharing our opinion that growth is poised to return to favor in the market place. After five consecutive years of outperformance by the value style, we are most encouraged by early signs that the market is indeed beginning to rotate back into the growth style.

For example, the Russell 1000® Growth Index has outperformed the Russell 1000® Value Index for two straight quarters. This outperformance (growth beating value for two consecutive quarters) has not occurred since the first half of the year 2000. Encouragingly, this trend continued in the first month of the fourth quarter as well. Because a sizeable portion of Janus' assets are growth oriented, this rotation should represent a growing breeze at our backs as we transition into 2006.

Market Outlook

Given the twin headwinds of inflation and rate hikes, there has been a growing debate in the market about the potential for an economic slowdown as we enter 2006. In addition to the interest rate and inflation outlook, flattening home prices, rising consumer debt and potentially slowing corporate earnings all point to clouds on the horizon. Additionally, we are watching the tightening spread between short- and long-term bonds for any discernable signs that a recession may be looming on the horizon.

While in aggregate these issues are worrisome, based on the economic data available today, we do not believe the economy will slow down dramatically in 2006. While interest rate hikes and rising inflation make for good newspaper headlines, it is important to note that the underlying fundamentals supporting further economic expansion remain intact and should enable the economy to navigate through these economic cross-currents. The economy's resilience has often been underestimated, and there is an expectation that this dynamic will be demonstrated once again as we transition into the New Year.

Regardless of the macro-economic climate, we remain focused on leveraging our fundamental, grass-roots research to identify the most promising risk/reward investments we can locate on a global basis.

CEO Succession

As many of you know, on October 26, 2005 the board of directors of Janus Capital Group announced that I would succeed Steve Scheid as chief executive officer on January 3, 2006. Steve will remain chairman of the board.

I want to end this letter by thanking Steve Scheid for his contribution to Janus over the last 18 months as chief executive officer. He has worked tirelessly to rebuild trust in the Janus brand and restructure our organization for success. I hope you'll join me in congratulating Steve on his accomplishments.

Thank you for your investment in Janus.

Sincerely,

Gary Black

2 Janus Core, Risk-Managed and Value Funds October 31, 2005

Continued

The information in the Janus Smart Portfolio prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

*Closed to new investors.

1Based on 1-year returns for the Russell 1000® Growth Index and S&P 500® Index which returned 8.81% and 8.72% for the period ended October 31, 2005.

See complete Lipper rankings on page 4. Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund's portfolios may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

As of October 31, 2005, EOG Resources, Inc. was 3.2% of Janus Enterprise Fund, 0.3% of Janus Fund, 3.6% of Janus Orion Fund, 0.9% of Janus Olympus Fund and 2.2% of Janus Twenty Fund.

As of October 31, 2005, Reliance Industries, Ltd. was 1.9% of Janus Worldwide Fund and 6.5% of Janus Overseas Fund.

As of October 31, 2005, Suncor Energy, Inc. was 1.6% of Janus Overseas Fund and 0.1% of Janus Fund.

As of October 31, 2005, UnitedHealth Group, Inc. was 3.5% of Janus Global Life Fund, 2.6% of Janus Fund, 3.0% of Janus Worldwide Fund, 3.5% of Mercury Fund, 2.4% of Olympus Fund and 9.8% of Janus Twenty Fund.

As of October 31, 2005, Roche Holding A.G. was 3.3% of Janus Global Life Sciences Fund, 0.4% of Janus Fund, 3.8% of Janus Orion Fund, 0.9% of Janus Worldwide Fund, 3.8% of Janus Mercury Fund, 3.2% of Janus Olympus Fund, 2.5% of Janus Overseas Fund, and 6.0% of Janus Twenty Fund.

As of October 31, 2005, Celgene Corp. was 3.0% of Janus Enterprise Fund, 4.5% of Janus Global Life Sciences Fund, 0.6% of Janus Fund, 4.3% of Janus Orion Fund, 2.1% of Janus Triton Fund, 1.2% of Janus Mercury Fund, 3.7% of Janus Olympus Fund and 2.6% of Janus Twenty Fund.

As of October 31, 2005, Genentech, Inc. was 1.0% of Janus Fund, 7.0% of Janus Twenty Fund, 1.6% of Janus Olympus Fund and 2.2% of Janus Global Life Sciences Fund.

There is no guarantee that any Fund included in this report holds these securities. Please see the back of the report for individual holding percentages as of October 31, 2005.

There is no assurance that any Janus fund currently holds any of these securities.

Positive performance of holdings does not indicate positive portfolio returns.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

A fund's performance for very short time periods may not be indicative of future performance.

Janus Core, Risk-Managed and Value Funds October 31, 2005 3

Lipper Rankings (unaudited)

		Lipper Rankings - Based on total return as of 10/31/05
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	69	467/679	54	311/581	71	325/457	43	65/151	5	1/20
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	25	135/542	13	54/445	88	286/325	60	73/121	35	18/51
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	21	141/679	8	44/581	74	335/457	6	8/151	2	1/84
Janus Olympus Fund(1) (12/95)	Multi-Cap Growth Funds	18	74/414	54	194/359	73	189/261	–	–	14	12/88
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	2	5/414	8	27/359	23	60/261	–	–	37	86/237
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	1	5/679	4	18/581	47	212/457	2	2/151	5	2/40
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	63	325/515	15	63/435	53	168/322	43	41/96	10	1/9
Janus Balanced Fund(1) (9/92)	Balanced Funds	23	142/634	73	338/466	44	163/374	7	11/175	5	3/72
Janus Core Equity Fund(1) (6/96)	Large-Cap Core Funds	1	6/877	7	52/763	10	57/606	–	–	2	4/263
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	2	16/877	12	8/763	40	241/606	3	5/223	5	5/102
Janus Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	12	87/761	–	–	–	–	–	–	19	113/605
Janus Contrarian Fund(2) (2/00)	Multi-Cap Core Funds	2	15/761	1	2/570	17	68/403	–	–	16	53/340
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt	78	207/267	84	212/252	81	178/221	72	103/144	83	66/79
Janus Flexible Bond Fund(1)(3) (7/87)	Intermediate Inv Grade Debt Funds	61	279/461	36	144/403	35	102/294	11	15/139	16	4/24
Janus High-Yield Fund (12/95)	High Current Yield Funds	58	244/426	94	340/363	51	151/300	–	–	3	3/104
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt	65	142/218	20	32/166	49	57/116	18	11/62	43	11/25
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	19	33/178	30	48/161	71	73/102	–	–	33	16/48
Janus Global Opportunities Fund(1) (6/01)	Global Funds	94	308/328	37	102/282	–	–	–	–	15	34/230
Janus Global Technology Fund (12/98)	Science and Technology Funds	25	71/287	72	190/263	55	117/212	–	–	22	17/78
Janus Overseas Fund(1) (5/94)	International Funds	1	4/880	13	97/749	68	368/548	5	8/196	2	2/122
Janus Worldwide Fund(1) (5/91)	Global Funds	87	286/328	97	273/282	96	197/206	47	35/74	28	5/17
Janus Mid Cap Value Fund - Inv(1)(4) (8/98)	Mid-Cap Value Funds	56	139/248	29	58/201	11	11/102	–	–	4	3/79
Janus Small Cap Value Fund - Inv*(4) (10/87)	Small-Cap Core Funds	71	426/604	71	346/492	24	82/345	N/A	N/A	N/A	N/A

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Janus Contrarian Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

(3)Effective February 28, 2005, Janus Flexible Income Fund changed its name to Janus Flexible Bond Fund and added to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds.

(4)Rating is for the Investor share class only; other classes may have different performance characteristics.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

Janus Contrarian Fund, Janus Overseas Fund, Janus Global Technology Fund and Janus Orion Fund may have significant exposure to emerging markets which may lead to greater price volatility.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.

There is no assurance that the investment process will consistently lead to successful investing.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

4 Janus Core, Risk-Managed and Value Funds October 31, 2005

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was October 31, 2005. As the investing environment changes, so could the portfolio managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees, administrative services fees (where applicable), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2005 to October 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive for certain Funds, certain expenses to certain limits until at least March 1, 2007. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' Prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Core, Risk-Managed and Value Funds October 31, 2005 5

Janus Balanced Fund (unaudited)

Performance Overview

Janus Balanced Fund returned 8.43% for the 12-months ended October 31, 2005, as compared to a 5.17% return for the internally calculated Balanced Index, which is a secondary Index for the Fund. The Balanced Index is comprised of 55% of the S&P500® Index (the Fund's primary benchmark) and 45% of the Lehman Brothers Government/Credit Index (another of the Fund's secondary benchmarks), which returned 8.72% and 0.83%, respectively.

We outpaced the S&P 500® Index on the equity side of the ledger, aided by a number of well-chosen stocks within the pharmaceutical and biotechnology sector and the healthcare equipment and services group. Hindering performance were select names in the insurance and capital goods sectors, two relatively weak areas of the market during the period. The fixed-income portion of the Fund served as the anchor for the portfolio with strong performance coming from the flattening of the yield curve and attempting to avoid deteriorating credits throughout the period.

Investment Strategy in This Environment

Financial markets were volatile for much of the period, as investors weighed generally healthy corporate profits and economic growth against uncertainty over interest rates, soaring energy prices and the devastation caused by the Gulf Coast hurricanes. Though major equity markets made headway during the period, the bond market was pressured by inflation fears and continued Federal Reserve credit tightening. Amid this uncertainty, we remained true to our strategy, focusing on companies that combine stable earning potential with the ability to expand their top-line revenue growth.

Fund Composition

As of October 31, 2005, the Fund was 59.6% invested in equities, with foreign stocks comprising 14.6% of our equity stake. We also held a 37.0% position in fixed-income securities, with 19.3% in Treasuries, 14.1% in corporate bonds and 3.6% in agency bonds. The Fund's 10 largest equity holdings represented 24.3% of its total net assets and we held a cash position of 3.4%.

Healthcare and Technology Names Paved the Way

As alluded to earlier, the Fund's results were driven in large part by stocks selected within the healthcare and technology sectors, two areas where we maintained above-average exposure. Specifically, we benefited from impressive performance by pharmaceutical developer Celgene, which gained on positive expectations tied to its new cancer drug Revlimid, a treatment for patients with transfusion-dependent anemia stemming from certain blood disorders. In mid-September, a Food & Drug Administration (FDA) advisory panel voted for the drug's approval, and although advisory panel votes are non-binding, the FDA customarily adopts their recommendations.

A standout among our healthcare stocks included HMO Aetna, which continued to exceed earnings expectations. Led by President and CEO Jack Rowe, the company has enhanced its relationships with doctors and hospitals. Additionally, Aetna has worked effectively to combat fraudulent claims and increase profitability by keeping its subscriber base as healthy and informed as possible.

Meanwhile, Motorola and Texas Instruments, two of our larger holdings, benefited from an improved outlook for the wireless equipment market. Motorola, the world's second-largest cellular handset maker, continued to gain market share in China and Western Europe, while it sought to deepen its presence in North America. Texas Instruments, the global leader in mobile phone chips, raised its profit forecast to reflect reduced expenses and surging handset sales. Nevertheless, we trimmed our positions in both stocks toward the end of the period as we felt their risk/reward profiles appeared less attractive at heightened valuations.

Fund Snapshot

This fund combines the growth potential of stocks with the balance of bonds.

Marc Pinto

co-portfolio manager

Gibson Smith

co-portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
Merrill Lynch & Company, Inc.	3.0%	1.0%
Aetna, Inc.	3.0%	1.6%
General Electric Co.	2.9%	1.9%
Exxon Mobil Corp.	2.9%	1.7%
Roche Holding A.G.	2.7%	2.4%
Motorola, Inc.	2.2%	1.6%
JP Morgan Chase & Co.	2.1%	2.0%
Marriott International, Inc. - Class A	2.1%	2.2%
Procter & Gamble Co.	1.7%	1.3%
Yahoo!, Inc.	1.7%	1.4%

6 Janus Core, Risk-Managed and Value Funds October 31, 2005

(unaudited)

On the fixed-income side of the equation, we scaled back our corporate credit exposure, a move that proved beneficial earlier in the year, and added to our weighting in Treasury securities, a tactic designed to add stability to the Fund. Unfortunately, this strategy left us vulnerable to the sharp downward correction in longer-term Treasury bonds toward the end of the period.

Select Auto and Consumer Discretionary Holdings Slowed Results

Weighing on performance most substantially was Lear, a major supplier of automotive interiors to car manufacturers in the United States, Asia and Germany. With half of its business coming from the "big three" U.S. automakers (DaimlerChrysler, Ford Motors and General Motors), Lear was hurt by these companies' cuts in production. General Motors in particular shook the entire market with its announcement of a steep decline in first-quarter profits. This news came as a shock considering that investors had been expecting a modest gain. Additionally, Lear was hurt by the upward trend in commodity inflation, which sent steel costs higher and cut into the company's profit margins. We consequently sold the stock in order to redeploy the assets in other opportunities we felt were more attractive.

Companies that provide more discretionary consumer products and services have seen their shares pressured in recent months, amid concerns that higher gasoline and home heating costs might dampen consumer travel and spending plans. Such was the case with casino operator Harrah's, which also suffered hurricane damage on several of its Gulf Coast properties. While we maintained a position in Harrah's, an uncertain economic environment convinced us to pare back the Fund's overweight exposure to the consumer discretionary sector so we consequently took profits on a number of holdings within this group.

Investment Outlook

Fixed Income:

In light of increased interest rate volatility and the event risk evident in the credit markets we positioned the fixed-income portion of the Fund in what we feel is a relatively conservative fashion. Our investment strategy, which we adopted earlier this year, is a direct result of the concerns expressed above. We dramatically reduced our corporate bond weighting in the Fund, especially to non-investment grade securities, which at the end of the period accounted for less than 14% of Fund's assets. We significantly added to our U.S. Treasury holdings, including less-interest-rate-sensitive Treasury Inflation Protection Securities.

We maintained a short duration positioning versus our benchmark in order to mitigate the effect of rising interest rates. We also positioned the Fund for a flattening of the yield curve, garnering our duration from the longer end of the yield curve at the expense of the intermediate part of the curve. One of the primary goals in positioning the fixed-income portion of the Fund was to protect our investors from undue market volatility resulting from the volatility in interest rates.

Equity:

Looking ahead, we caution that the markets could experience continued volatility in the coming months, as policymakers and investors try to assess the economic impact of the hurricanes. While the Fed's demonstrated commitment to inflation-fighting bodes well for the economy's long-term health we are watching the Federal Reserve closely anticipating that their rising rate campaign is close to an end. When the Federal Reserve stops raising rates the ensuing increase in risk appetites should be supportive for both equities and corporate bonds. In this environment, we continued to meet with the management and employees of the companies we invest in, weighing what they told us against what we heard from competitors, suppliers and customers, and what we saw with our own eyes when we visited their factories, retail stores or distribution centers. We remain committed to identifying companies with experienced, trustworthy management teams, disciplined cost structures and exceptional revenue growth potential. This is the best way we know to deliver competitive returns to our investors, in any kind of environment.

Thank you for your continued investment in Janus Balanced Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Core, Risk-Managed and Value Funds October 31, 2005 7

Janus Balanced Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Balanced Fund	8.43%	2.16%	10.36%	11.08%
S&P 500® Index	8.72%	(1.74)%	9.34%	10.50%
Lehman Brothers Government/ Credit Index	0.83%	6.57%	6.35%	6.59%
Balanced Index	5.17%	2.00%	7.99%	8.78%
Lipper Ranking - based on total returns for Balanced Funds	142/634	163/374	11/175	3/72

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – September 1, 1992

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,058.80	$4.10
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$4.02

*Expenses are equal to the annualized expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective May 1, 2005, Karen Reidy is no longer the portfolio manager of Janus Balanced Fund, and Marc Pinto and Gibson Smith are now the Fund's co-managers.

8 Janus Core, Risk-Managed and Value Funds October 31, 2005

Janus Balanced Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 59.6%
Aerospace and Defense - 1.2%
517,140	Lockheed Martin Corp.	$31,317,998
Automotive - Cars and Light Trucks - 0.6%
321,949	BMW A.G.**,#	14,002,144
Beverages - Non-Alcoholic - 1.1%
479,385	PepsiCo, Inc.	28,322,066
Building - Residential and Commercial - 0.4%
292,195	Pulte Homes, Inc.#	11,042,049
Casino Hotels - 1.2%
487,895	Harrah's Entertainment, Inc.	29,507,890
Chemicals - Specialty - 1.4%
651,605	Syngenta A.G. (ADR)*,#	14,002,991
196,616	Syngenta A.G.*	21,074,442
		35,077,433
Computers - 0.6%
224,865	Research In Motion, Ltd. (U.S. Shares)*	13,826,949
Computers - Memory Devices - 0.8%
1,360,430	EMC Corp.*	18,991,603
Cosmetics and Toiletries - 1.7%
757,385	Procter & Gamble Co.#	42,405,986
Diversified Operations - 5.1%
2,172,065	General Electric Co.	73,654,724
983,825	Honeywell International, Inc.	33,646,815
3,431,000	Melco International Development, Ltd.	3,297,294
675,495	Tyco International, Ltd. (U.S. Shares)	17,826,313
		128,425,146
E-Commerce/Services - 1.9%
1,061,914	Expedia, Inc.*	19,953,364
1,061,914	IAC/InterActiveCorp*,#	27,184,998
		47,138,362
Electronic Components - Semiconductors - 2.6%
48,038	Samsung Electronics Company, Ltd.**	25,399,402
1,395,100	Texas Instruments, Inc.#	39,830,105
		65,229,507
Enterprise Software/Services - 0.7%
1,359,695	Oracle Corp.*	17,240,933
Finance - Credit Card - 0.7%
362,235	American Express Co.	18,028,436
Finance - Investment Bankers/Brokers - 5.3%
74,792	Citigroup, Inc.	3,423,978
1,458,480	JP Morgan Chase & Co.	53,409,538
1,176,740	Merrill Lynch & Company, Inc.#	76,182,147
		133,015,663
Finance - Mortgage Loan Banker - 0.9%
450,685	Fannie Mae#	21,416,551
Food - Meat Products - 0.2%
273,050	Tyson Foods, Inc. - Class A#	4,860,290
Hotels and Motels - 2.8%
854,545	Marriott International, Inc. - Class A#	50,947,973
321,405	Starwood Hotels & Resorts Worldwide, Inc.#	18,779,694
		69,727,667
Medical - Biomedical and Genetic - 1.2%
544,970	Celgene Corp.*	30,572,817

Shares or Principal Amount		Value
Medical - Drugs - 4.4%
204,695	Eli Lilly and Co.#	$10,191,764
196,550	Forest Laboratories, Inc.*,#	7,451,211
447,130	Roche Holding A.G.	66,791,202
24,710	Roche Holding A.G. (ADR)#	1,852,015
285,079	Sanofi-Aventis**,#	22,822,446
		109,108,638
Medical - HMO - 3.5%
858,835	Aetna, Inc.	76,058,428
194,870	UnitedHealth Group, Inc.#	11,281,024
		87,339,452
Networking Products - 0.4%
618,865	Cisco Systems, Inc.*	10,799,194
Oil Companies - Integrated - 5.9%
491,025	BP PLC (ADR)**,#	32,604,060
1,278,395	Exxon Mobil Corp.	71,769,096
429,544	Suncor Energy, Inc.	22,984,659
95,993	Total S.A. - Class B**,#	24,089,997
		151,447,812
Pharmacy Services - 0.9%
429,005	Caremark Rx, Inc.*	22,479,862
Retail - Building Products - 0.9%
542,555	Home Depot, Inc.	22,266,457
Retail - Consumer Electronics - 0.5%
297,632	Best Buy Company, Inc.	13,173,192
Retail - Regional Department Stores - 1.3%
531,985	Federated Department Stores, Inc.	32,647,919
Retail - Restaurants - 0.4%
204,810	Yum! Brands, Inc.	10,418,685
Semiconductor Components/Integrated Circuits - 0.4%
176,625	Linear Technology Corp.	5,865,716
134,645	Maxim Integrated Products, Inc.#	4,669,489
		10,535,205
Soap and Cleaning Preparations - 1.0%
858,395	Reckitt Benckiser PLC**	25,935,541
Super-Regional Banks - 0.7%
424,175	Bank of America Corp.	18,553,415
Telecommunication Equipment - Fiber Optics - 0.8%
974,945	Corning, Inc.*	19,586,645
Therapeutics - 0.7%
357,765	Gilead Sciences, Inc.*	16,904,396
Transportation - Railroad - 2.4%
567,867	Canadian National Railway Co. (U.S. Shares)	41,159,000
276,695	Union Pacific Corp.#	19,141,760
		60,300,760
Transportation - Services - 0.4%
109,200	FedEx Corp.#	10,038,756
Web Portals/Internet Service Providers - 2.4%
46,795	Google, Inc. - Class A*	17,414,291
1,128,915	Yahoo!, Inc.*,#	41,735,988
		59,150,279
Wireless Equipment - 2.2%
2,486,705	Motorola, Inc.	55,105,383
Total Common Stock (cost $1,191,805,561)		1,495,941,081

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 9

Janus Balanced Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Corporate Bonds - 14.1%
Aerospace and Defense - 0.1%
$3,162,000	Lockheed Martin Corp., 7.65% company guaranteed notes, due 5/1/16	$3,755,678
Agricultural Operations - 0.2%
2,723,000	Monsanto Co., 5.50% senior unsecured notes, due 7/30/35	2,549,114
2,268,000	Monsanto Finance Canada Co., 5.50% notes, due 7/30/35	2,109,864
		4,658,978
Automotive - Cars and Light Trucks - 0.1%
1,124,000	Ford Motor Co., 7.45% notes, due 7/16/31	826,140
2,770,000	General Motors Nova Financial Corp., 6.85% company guaranteed notes, due 10/15/08	2,411,770
		3,237,910
Automotive - Truck Parts and Equipment - Original - 0.1%
3,025,000	Tenneco Automotive, Inc., 8.625% company guaranteed notes, due 11/15/14	2,888,875
Beverages - Non-Alcoholic - 0.4%
	Coca-Cola Enterprises, Inc.:
2,435,000	5.375%, notes, due 8/15/06	2,449,118
3,365,000	4.375%, notes, due 9/15/09	3,309,084
3,500,000	6.125%, notes, due 8/15/11	3,714,882
		9,473,084
Brewery - 1.2%
	Anheuser-Busch Companies, Inc.:
5,185,000	5.65%, notes, due 9/15/08	5,304,872
1,610,000	5.75%, notes, due 4/1/10	1,663,619
5,885,000	6.00%, senior notes, due 4/15/11	6,180,233
	Miller Brewing Co.:
8,530,000	4.25%, notes, due 8/15/08 (144A)	8,359,664
4,960,000	5.50%, notes, due 8/15/13 (144A)	4,999,645
		26,508,033
Casino Hotels - 0.6%
8,195,000	Mandalay Resort Group, 6.50% senior notes, due 7/31/09	8,174,513
5,945,000	MGM Mirage, Inc., 6.625% senior unsecured notes, due 7/15/15 (144A)	5,766,650
		13,941,163
Cellular Telecommunications - 0.3%
6,920,000	Nextel Communications, Inc., 6.875% senior notes, due 10/31/13	7,238,811
Chemicals - Specialty - 0.4%
8,480,000	International Flavors & Fragrances, Inc. 6.45%, notes, due 5/15/06	8,546,933
2,341,000	Nalco Co., 7.75% senior notes, due 11/15/11	2,390,746
		10,937,679
Commercial Banks - 0.5%
6,155,000	Fifth Third Bank, 4.20% notes, due 2/23/10	5,984,587
5,490,000	US Bank, 5.70%, subordinated notes due 12/15/08	5,613,640
		11,598,227
Consumer Products - Miscellaneous - 0.1%
1,763,000	Fortune Brands, Inc., 4.875% notes, due 12/1/13	1,704,093

Shares or Principal Amount		Value
Containers - Metal and Glass - 0.8%
	Owens-Brockway Glass Container, Inc.:
$10,905,000	8.875%, company guaranteed notes due 2/15/09	$11,395,725
1,145,000	6.75%, company guaranteed notes due 12/1/14	1,076,300
7,945,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	7,945,000
		20,417,025
Diversified Financial Services - 0.4%
	General Electric Capital Corp.:
6,035,000	5.35%, notes, due 3/30/06	6,056,623
3,815,000	6.75%, notes, due 3/15/32	4,363,456
		10,420,079
Diversified Operations - 0.6%
	Honeywell International, Inc.:
6,095,000	5.125%, notes, due 11/1/06	6,109,373
3,905,000	6.125%, bonds, due 11/1/11	4,109,481
	Tyco International Group S.A.:
2,350,000	6.375%, company guaranteed notes due 10/15/11**	2,469,067
2,390,000	6.00%, company guaranteed notes due 11/15/13**	2,479,259
		15,167,180
Electric - Integrated - 1.0%
5,155,000	CMS Energy Corp., 9.875% senior notes, due 10/15/07	5,541,625
9,070,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	8,720,941
904,000	Northern States Power Co., 5.25% first mortgage notes, due 7/15/35	849,067
	Pacific Gas and Electric Co.:
770,000	3.60%, unsecured notes, due 3/1/09	736,219
2,640,000	4.20%, unsecured notes, due 3/1/11	2,512,805
	TXU Corp.:
5,485,000	5.55%, senior notes, due 11/15/14	5,041,922
1,823,000	6.55%, notes, due 11/15/34	1,620,224
		25,022,803
Electronic Components - Semiconductors - 0.9%
5,445,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	5,445,000
	Freescale Semiconductor, Inc.:
5,395,000	6.34875%, senior notes, due 7/15/09‡	5,516,388
5,435,000	6.875%, senior notes, due 7/15/11	5,611,638
6,320,000	7.125%, senior notes, due 7/15/14	6,628,099
		23,201,125
Electronic Parts Distributors - 0.2%
5,710,000	Avnet, Inc., 6.00%, notes, due 9/1/15	5,500,158
Finance - Auto Loans - 0.6%
2,425,000	Ford Motor Credit Co., 6.625% notes, due 6/16/08	2,325,463
	General Motors Acceptance Corp.:
2,485,000	6.15%, bonds, due 4/5/07	2,451,818
3,905,000	4.375%, notes, due 12/10/07	3,686,671
4,150,000	7.75%, notes, due 1/19/10	4,175,785
3,540,000	6.875%, notes, due 8/28/12	3,410,089
		16,049,826

See Notes to Schedules of Investments and Financial Statements.

10 Janus Core, Risk-Managed and Value Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Finance - Consumer Loans - 0.3%
$7,315,000	Household Finance Corp., 4.75% notes, due 5/15/09	$7,234,762
Finance - Investment Bankers/Brokers - 1.7%
12,355,000	Charles Schwab Corp., 8.05% senior notes, due 3/1/10	13,497,750
10,541,000	Citigroup, Inc., 5.00% subordinated notes, due 9/15/14	10,322,685
9,415,000	Credit Suisse First Boston USA, Inc. 3.875%, notes, due 1/15/09	9,100,059
7,640,000	JP Morgan Chase & Co., 3.80% notes, due 10/2/09	7,314,865
		40,235,359
Food - Diversified - 0.3%
7,085,000	Kellogg Co., 2.875% senior notes, due 6/1/08	6,739,713
Food - Wholesale/Distribution - 0.2%
4,385,000	Pepsi Bottling Holdings, Inc., 5.625% company guaranteed notes due 2/17/09 (144A)	4,487,635
Gas - Distribution - 0.1%
1,900,000	Colorado Interstate Gas Co., 6.80% senior notes, due 11/15/15 (144A)	1,909,500
Independent Power Producer - 0.2%
4,989,000	Reliant Energy, Inc., 9.25% secured notes, due 7/15/10	5,238,450
Medical - HMO - 0.1%
3,145,000	UnitedHealth Group, Inc., 5.20% senior unsecured notes, due 1/17/07	3,149,966
Oil Companies - Exploration and Production - 0%
430,000	El Paso Production Holding Co., 7.75% company guaranteed notes, due 6/1/13	442,900
Oil Companies - Integrated - 0.1%
	El Paso CGP Co.:
1,285,000	7.625%, notes, due 9/1/08	1,294,638
2,575,000	7.42%, notes, due 2/15/37	2,330,375
		3,625,013
Pipelines - 0.7%
	El Paso Corp.:
14,800,000	7.00%, senior notes, due 5/15/11	14,578,000
2,060,000	7.875%, notes, due 6/15/12	2,101,200
2,065,000	7.75%, senior notes, due 1/15/32	2,049,513
		18,728,713
Retail - Discount - 0.6%
	Wal-Mart Stores, Inc.:
12,245,000	5.45%, senior notes, due 8/1/06	12,319,351
3,757,000	4.125%, notes, due 7/1/10	3,625,524
		15,944,875
Retail - Major Department Stores - 0.2%
4,630,000	May Department Stores Co., 4.80% notes, due 7/15/09	4,564,990
Retail - Regional Department Stores - 0.1%
	Neiman Marcus Group, Inc.:
2,089,000	6.475%, bank loan, due 3/13/13	2,098,150

Shares or Principal Amount		Value
Telecommunication Services - 0.4%
$10,315,000	Verizon Global Funding Corp., 4.00% senior unsecured notes, due 1/15/08	$10,116,900
Telephone - Integrated - 0.3%
2,733,000	Qwest Services Corp., 13.50% secured notes, due 12/15/10	3,122,453
4,600,000	Sprint Capital Corp., 8.375% notes, due 3/15/12	5,307,438
		8,429,891
Television - 0.1%
3,415,000	British Sky Broadcasting Group PLC, 6.875% company guaranteed notes, due 2/23/09**	3,586,645
Transportation - Railroad - 0.2%
	Canadian National Railway Co.:
1,910,000	4.25%, notes, due 8/1/09	1,864,876
3,840,000	6.25%, bonds, due 8/1/34	4,156,520
		6,021,396
Total Corporate Bonds (cost $355,114,688)		354,275,585
U.S. Government Agencies - 3.6%
	Fannie Mae:
6,190,000	2.00%, due 1/15/06	6,160,164
7,738,000	2.125%, due 4/15/06	7,664,071
13,445,000	5.00%, due 1/15/07	13,506,982
6,400,000	3.25%, due 11/15/07	6,228,352
2,580,000	2.50%, due 6/15/08	2,441,273
4,110,000	5.25%, due 1/15/09	4,180,314
880,000	6.375%, due 6/15/09	928,513
6,723,000	5.375%, due 11/15/11	6,905,570
11,700,000	Federal Home Loan Bank System, 2.25% due 5/15/06	11,566,222
	Freddie Mac:
21,030,000	2.375%, due 4/15/06	20,845,063
5,270,000	5.75%, due 4/15/08	5,401,228
2,155,000	5.75%, due 3/15/09	2,221,990
2,040,000	7.00%, due 3/15/10	2,217,290
Total U.S. Government Agencies (cost $91,495,409)		90,267,032
U.S. Treasury Notes - 19.3%
	U.S. Treasury Notes:
4,555,000	2.375%, due 8/15/06#	4,486,320
18,455,000	3.50%, due 11/15/06#	18,294,958
15,375,000	3.00%, due 12/31/06#	15,132,367
51,025,000	3.625%, due 4/30/07#	50,456,939
9,469,000	3.875%, due 7/31/07#	9,388,731
945,000	4.00%, due 9/30/07#	938,282
10,933,333	3.625%, due 1/15/08#,‡‡	11,439,852
17,033,000	3.375%, due 2/15/08#	16,652,415
15,625,000	5.625%, due 5/15/08#	16,078,484
11,593,000	3.75%, due 5/15/08#	11,409,599
19,705,000	3.125%, due 4/15/09#	18,879,085
20,882,000	6.00%, due 8/15/09#	22,002,779
25,079,000	4.00%, due 4/15/10#	24,598,963
10,818,000	3.625%, due 6/15/10#	10,438,526
9,169,000	3.875%, due 7/15/10#	8,938,345
4,960,000	5.75%, due 8/15/10#	5,232,413
3,140,000	4.125%, due 8/15/10#	3,092,410
13,920,000	5.00%, due 8/15/11#	14,281,057
11,220,000	4.25%, due 8/15/14#	10,955,275

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 11

Janus Balanced Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
U.S. Treasury Notes - (continued)
$24,902,570	1.875%, due 7/15/15#,‡‡	$24,649,659
55,007,000	4.25%, due 8/15/15#	53,674,786
16,055,000	7.25%, due 5/15/16#	19,484,252
3,542,000	8.125%, due 8/15/19#	4,730,093
13,030,000	7.875%, due 2/15/21#	17,321,248
12,284,000	7.25%, due 8/15/22#	15,676,018
17,447,000	6.25%, due 8/15/23#	20,361,870
14,852,000	6.00%, due 2/15/26#	17,073,993
10,301,000	5.25%, due 2/15/29#	10,928,310
7,304,000	6.25%, due 5/15/30#	8,825,284
17,480,000	5.375%, due 2/15/31#	19,064,125
Total U.S. Treasury Notes/Bonds (cost $487,836,401)		484,486,438
Other Securities - 21.2%
530,683,696	State Street Navigator Securities Lending Prime Portfolio† (cost $530,683,696)	530,683,696
Time Deposit - 2.8%
$69,400,000	Societe Generale, ETD 4.00%, 11/1/05 (cost $69,400,000)	69,400,000
Total Investments (total cost $2,726,335,755) – 120.6%		3,025,053,832
Liabilities, net of Cash, Receivables and Other Assets – (20.6)%		(517,746,645)
Net Assets – 100%		$2,507,307,187

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$17,826,313	0.6%
Canada	88,513,638	2.9%
France	46,912,443	1.6%
Germany	14,002,144	0.5%
Hong Kong	3,297,294	0.1%
Luxembourg	4,948,326	0.2%
South Korea	25,399,402	0.8%
Switzerland	103,720,650	3.4%
United Kingdom	62,126,246	2.1%
United States††	2,658,307,376	87.8%
Total	$3,025,053,832	100.0%

††Includes Short-Term Securities and Other Securities (68.0% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 12/2/05	2,750,000	$4,865,207	$155,193
British Pound 1/27/06	11,275,000	19,941,423	(82,765)
British Pound 2/23/06	1,275,000	2,255,222	46,153
Euro 12/2/05	5,300,000	6,361,986	75,500
Euro 1/27/06	21,200,000	25,529,460	476,580
South Korean Won 11/30/05	4,500,000,000	4,315,719	146,354
South Korean Won 5/11/06	2,200,000,000	2,120,752	(5,368)
Total		$65,389,769	$811,647

See Notes to Schedules of Investments and Financial Statements.

12 Janus Core, Risk-Managed and Value Funds October 31, 2005

Janus Contrarian Fund (unaudited)

Performance Overview

I would like to thank you for your continued investment in Janus Contrarian Fund. During the 12-month period ended October 31, 2005, the performance of the Fund was 21.19% compared to a gain of 8.72% for the S&P 500® Index, the Fund's benchmark.

Investment Philosophy and Process

Contrarian investing is an exercise in analyzing risk. It is an effort to isolate investment opportunities where, from our perspective, the risk we are accepting is more than offset by the return we expect. The process always begins with a careful analysis of the intrinsic value of the company and whether there is a rational argument for an apparent divergence between this intrinsic value and the market value (the current stock price). One might wonder how, in a seemingly efficient market, there can be occasions where the real value of a company may differ from the price at which it is available in the market. From my perspective, it is a question of risk and the price one is willing to pay for that risk. In other words, if investors incorrectly price risk, it will lead to occasions of under- or over- valuation. As contrarian investors, we are looking for those situations in which a lack of investor enthusiasm provides attractive opportunities where we are not paying a premium for the risk we are accepting. As I have mentioned in previous letters, these occasions create an asymmetrically positive risk/reward.

The Fund has performed quite well for the past few years, specifically beginning in March 2003, when investor enthusiasm reached a severe low. Opportunities to buy good companies at severely depressed valuations were prevalent, as investors, fresh off two terrible years in the market, were in no mood to embrace risk. As contrarians, we tried to take advantage of the environment and were rewarded with substantial gains in companies such as Apple Computer and E*TRADE. I think there is no question that the opportunities of the past few years are fewer today, particularly in the U.S. market. This is the primary reason for the increased proportion of non-U.S. securities in the Fund's portfolio over the period, which stood at approximately 44.6% at the end of the period. This is not to say that opportunities do not exist in the U.S. market; it is simply to suggest that we are currently finding better opportunities abroad. When one views the investment universe as simply an exercise in risk analysis, geographic borders become less relevant. In other words, because the associated country and political risks have already been factored into the investment decision, if an investment opportunity in Japan offers a more compelling risk/reward than an opportunity in the U.S., it is not in the Fund's best interest to ignore that opportunity simply because it will increase the foreign exposure. Nonetheless, risk is not priced as cheaply as it was, and I would not expect the Fund or the global markets to provide the same returns over the next three years as has been the case for the past three.

Stocks That Detracted From Performance

With respect to the previous 12-months, while the Fund's overall performance relative to the S&P 500® Index was solid, a couple of bad decisions negatively affected the absolute performance of the Fund. I am always trying to minimize the downside from poor decisions, but in a few important cases, I failed to do so.

In contrarian investing, we are often trying to find the proverbial "good house in a bad neighborhood." Valuation anomalies will often exist in this environment, but it is very important to make sure that the neighborhood itself is not deteriorating. When this occurs, even if we are right, we will still likely lose money.

Two investments that negatively affected the performance of the Fund fall into this category: Lear and Echostar. Lear has been a longtime holding and has been an important contributor to past performance. Last year, I sold much of the position after the stock

Fund Snapshot

This fund relies on detailed research to find out-of-favor companies believed to have unrecognized value.

David Decker

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
Ceridian Corp.	4.7%	3.9%
Reliance Industries, Ltd.	4.4%	5.0%
EchoStar Communications Corp. - Class A	3.9%	4.9%
Advanced Micro Devices, Inc.	3.6%	3.1%
SK Corp.	3.4%	5.9%
E*TRADE Financial Corp.	2.8%	2.4%
Kinder Morgan Management LLC	2.5%	2.4%
JP Morgan Chase & Co.	2.4%	3.5%
Reckitt Benckiser PLC	2.4%	2.3%
MBIA, Inc.	2.2%	0.5%

Janus Core, Risk-Managed and Value Funds October 31, 2005 13

Janus Contrarian Fund (unaudited)

had moved to what I believed was close to fair value. Unfortunately, I chose not to sell the whole position. As the conditions of the U.S. auto industry deteriorated over the past year, Lear's fundamentals deteriorated much more rapidly than I had predicted. Despite the fact that I have strong confidence in the management, I chose to sell the entire position because I do not have enough confidence in the company's ability to thrive in this extremely difficult environment. However, it is a company that I may very well revisit when I feel the valuation fully incorporates the worst.

Echostar was another poor performer over the past year, despite also being a net positive contributor to the Fund over the life of the holding. I have long admired management and the company's highly cash flow positive business model. While the firm continues to execute, there is no question that media distribution is becoming intensely more competitive. I specifically avoided the cable industry due to concerns about declining incremental returns on capital – a decision that has proven correct. Unfortunately, I failed to recognize that, while not as severe, a similar dynamic is occurring in the satellite distribution of media. Subscriber acquisition costs and churn continue to drift up and the expected revenue increases are not following. I still believe the stock is attractively valued, however, I feel the risk/reward potential has diminished. Unfortunately, my slow recognition of this dynamic needlessly damaged the performance of the Fund.

Other important negative contributors to the Fund during the period were Interpublic Group, Tyco and British Sky Broadcasting (BSkyB). I believe Interpublic Group is a turnaround that is unfortunately not turning around. In order for it to solve its cost structure problems, it needs to improve its revenue. Given the valuation, we maintained part of the position, though we chose to reduce the position substantially this year. Tyco has been an excellent investment for the Fund over the past three years, but in the previous 12-months, it has declined more than 14%. Although we trimmed some of our stake in the company prior to this decline, we remain confident that the new management team will be able to extract the considerable value we believe exists and therefore maintained our position. We also maintained our position in BSkyB, a satellite distributor of media in the U.K. BSkyB is suffering from some of the same dynamics as Echostar but we believe the competitive environment is less severe and the valuation is very attractive.

Positive Contributors to Performance

The Fund did own some excellent performers as well. Most significantly, Apple Computer was up 119% during the period. We sold (admittedly early) a substantial percentage of the Fund's investment in Apple during the period, as it is not really a contrarian investment anymore, and the valuation is not as compelling. This is not to suggest that I don't think it will continue to increase in value from here, only that the risk/reward currently does not warrant it being a significant position in the Fund.

Another positive contributor to performance was Reliance Industries, an Indian conglomerate that was up nearly 47% during the period. Despite the strong performance, it remains one of the largest positions in the Fund. Not only do we believe it is undervalued on current cash flow, but it has important assets in telecommunications and natural gas that we do not believe are being properly valued.

Other strong performers during the period included SBS Broadcasting, which was bought out by a private investor group, Cemex, E*TRADE, Ceridian and Advanced Micro Devices.

Outlook

Despite the fact that I believe value is getting tougher to find, we were recently able to take advantage of the pullback in the global markets to add six new positions to the Fund. This confirms my view that our outstanding team of analysts and I can always identify 40 to 50 names globally that offer a compelling risk/reward, irrespective of the condition of the markets. I look forward to discussing these and other companies in more detail in future letters.

Thank you again for your continued investment in Janus Contrarian Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

14 Janus Core, Risk-Managed and Value Funds October 31, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Since Inception*
Janus Contrarian Fund	21.19%	5.31%	6.93%
S&P 500® Index	8.72%	(1.74)%	(0.62)%
Lipper Ranking - based on total returns for Multi-Cap Core Funds	15/761	68/403	53/340

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – February 29, 2000

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,151.70	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

*Expenses are equal to the annualized expense ratio of 0.93% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Core, Risk-Managed and Value Funds October 31, 2005 15

Janus Contrarian Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 99.3%
Advertising Agencies - 1.0%
2,799,475	Interpublic Group of Companies, Inc.*,#	$28,918,577
Automotive - Cars and Light Trucks - 1.9%
5,287,551	Tata Motors, Ltd.	55,491,716
Broadcast Services and Programming - 4.2%
2,137,672	Liberty Global, Inc. - Class A*,#	52,950,135
2,137,672	Liberty Global, Inc. - Class C*	50,705,580
2,338,496	Liberty Media Corp. - Class A*	18,637,813
		122,293,528
Building - Mobile Home and Manufactured Homes - 0.8%
713,630	Thor Industries, Inc.#	23,285,747
Building Products - Cement and Aggregate - 2.9%
1,094,608	Cemex S.A. de C.V. (ADR)#	56,996,239
17,643,412	Gujarat Ambuja Cements, Ltd.	27,187,374
		84,183,613
Cable Television - 3.9%
4,173,930	EchoStar Communications Corp. - Class A*,#	112,153,499
Casino Hotels - 3.0%
398,450	Harrah's Entertainment, Inc.	24,098,256
980,990	Station Casinos, Inc.#	62,881,459
		86,979,715
Commercial Banks - 4.5%
2,370,000	ICICI Bank, Ltd. (ADR)#	56,050,500
4,704	Mitsubishi UFJ Financial Group, Inc.	58,592,904
2,298	Mizuho Financial Group, Inc.	15,239,722
		129,883,126
Computer Services - 4.7%
6,275,905	Ceridian Corp.*	137,505,079
Computers - 1.5%
760,794	Apple Computer, Inc.*	43,814,126
Diversified Minerals - 1.3%
926,515	Companhia Vale do Rio Doce (ADR)	38,292,865
Diversified Operations - 2.1%
2,305,785	Tyco International, Ltd. (U.S. Shares)	60,849,666
E-Commerce/Services - 1.0%
506,382	Expedia, Inc.*	9,514,918
791,027	IAC/InterActiveCorp*	20,250,291
		29,765,209
Electric - Generation - 1.4%
19,520,596	National Thermal Power Corporation, Ltd.	42,077,344
Electronic Components - Semiconductors - 3.6%
4,500,865	Advanced Micro Devices, Inc.*,#	104,510,085
Enterprise Software/Services - 1.6%
1,672,075	Computer Associates International, Inc.#	46,767,938
Finance - Investment Bankers/Brokers - 5.4%
4,527,041	E*TRADE Financial Corp.*	83,976,610
1,893,600	JP Morgan Chase & Co.	69,343,632
		153,320,242
Finance - Mortgage Loan Banker - 0.8%
1,125,370	Housing Development Finance Corporation, Ltd.	24,177,852
Financial Guarantee Insurance - 2.2%
1,087,100	MBIA, Inc.*,#	63,312,704

Shares or Principal Amount		Value
Food - Dairy Products - 0.9%
727,060	Dean Foods Co.*,#	$26,283,219
Food - Diversified - 0.7%
2,180,157	Cadbury Schweppes PLC**	21,455,428
Independent Power Producer - 2.1%
4,722,575	Reliant Energy, Inc.*,#	59,976,703
Investment Companies - 3.3%
21,166,006	Macquarie Airports	47,480,478
18,474,414	Macquarie Infrastructure Group	47,382,690
		94,863,168
Leisure and Recreation Products - 1.9%
14,576,266	EMI Group PLC**,#	55,212,151
Machinery - Construction and Mining - 1.9%
989,880	Terex Corp.*,#	54,413,704
Medical - HMO - 1.9%
1,001,667	Coventry Health Care, Inc.*	54,080,001
Medical - Nursing Homes - 1.4%
1,094,700	Manor Care, Inc.#	40,777,575
Metal Processors and Fabricators - 1.5%
6,291,570	Bharat Forge, Ltd.	45,012,575
Money Center Banks - 1.3%
3,371,258	ICICI Bank, Ltd.*	37,228,203
Multi-Line Insurance - 0.9%
825,000	CNA Financial Corp.*,#	25,401,750
Oil Companies - Exploration and Production - 1.6%
1,080,000	Chesapeake Energy Corp.#	34,668,000
264,825	Forest Oil Corp.*	11,567,556
		46,235,556
Oil Companies - Integrated - 3.2%
489,090	BP PLC (ADR)**	32,475,576
1,150,000	Suncor Energy, Inc. (U.S. Shares)	61,674,500
		94,150,076
Oil Refining and Marketing - 3.4%
1,943,890	SK Corp.**	99,615,053
Paper and Related Products - 0.8%
10,315,353	Ballarpur Industries, Ltd.£	23,585,470
Petrochemicals - 4.4%
7,540,781	Reliance Industries, Ltd.	127,584,259
Pipelines - 2.5%
1,481,089	Kinder Morgan Management LLC*,#	71,669,897
Publishing - Periodicals - 0.9%
1,674,700	Playboy Enterprises, Inc. - Class B*,£	25,354,958
Real Estate Operating/Development - 2.9%
19,158,000	Capitaland, Ltd.	35,968,968
719,665	St. Joe Co.	47,461,907
		83,430,875
Reinsurance - 2.0%
20,958	Berkshire Hathaway, Inc. - Class B*	58,996,770
REIT - Diversified - 1.7%
623,650	Vornado Realty Trust	50,515,650
Retail - Discount - 0.7%
1,446,841	Fred's, Inc.#	21,557,931
Retail - Major Department Stores - 1.5%
866,775	J.C. Penney Company, Inc.	44,378,880

See Notes to Schedules of Investments and Financial Statements.

16 Janus Core, Risk-Managed and Value Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Soap and Cleaning Preparations - 2.4%
2,268,103	Reckitt Benckiser PLC**	$68,528,449
Steel - Producers - 1.9%
7,437,463	Tata Steel, Ltd.	55,950,118
Television - 3.4%
5,644,742	British Sky Broadcasting Group PLC**,#	50,955,244
1,059,012	Sinclair Broadcast Group, Inc. - Class A#	8,779,209
736,100	TVSL SA (U.S. Shares)*,£	39,013,300
		98,747,753
Transportation - Railroad - 0.4%
307,500	All America Latina Logistica (GDR)	11,876,757
Total Common Stock (cost $2,070,099,345)		2,884,465,560
Corporate Bonds - 0%
Retail - Discount - 0%
$16,925,000	Ames Department Stores, Inc., 10.00% senior notes, due 4/15/06‡,º,ß,° (cost $7,900,645)	0
Warrants - 0%
Metal Processors and Fabricators - 0%
29,853	Bharat Forge, Ltd. - expires 8/6/06ß,° (cost $0)	256,842
Other Securities - 9.4%
273,204,484	State Street Navigator Securities Lending Prime Portfolio† (cost $273,204,484)	273,204,484
Repurchase Agreement - 0.2%
$6,800,000	Bear Stearns & Company, Inc., 4.1125% dated 10/31/05, maturing 11/1/05 to be repurchased at $6,800,777 collateralized by $9,206,656 in U.S. Government Agencies 0%, 10/1/35; with a value of $6,936,053 (cost $6,800,000)	6,800,000
Total Investments (total cost $2,358,004,474) – 108.9%		3,164,726,886
Liabilities, net of Cash, Receivables and Other Assets – (8.9)%		(258,403,299)
Net Assets – 100%		$2,906,323,587
Summary of Investments by Country
Country	Value	% of Investment Securities
Australia	$94,863,168	3.0%
Bermuda	60,849,666	1.9%
Brazil	50,169,622	1.6%
Canada	61,674,500	2.0%
India	494,602,253	15.7%
Japan	73,832,626	2.3%
Luxembourg	39,013,300	1.2%
Mexico	56,996,239	1.8%
Singapore	35,968,968	1.1%
South Korea	99,615,053	3.1%
United Kingdom	228,626,848	7.2%
United States††	1,868,514,643	59.1%
Total	$3,164,726,886	100.0%

††Includes Short-Term Securities and Other Securities (50.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 12/2/05	94,100,000	$166,478,545	$5,310,413
British Pound 1/27/06	11,100,000	19,631,910	(81,480)
British Pound 2/23/06	15,000,000	26,532,029	542,969
South Korean Won 11/30/05	18,850,000,000	18,078,067	601,938
South Korean Won 5/11/06	77,630,000,000	74,833,633	(189,403)
Total		$305,554,184	$6,184,437

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 17

Janus Core Equity Fund (unaudited)

Fellow Core Equity Fund Shareholder,

It has been a great honor to step in for Karen Reidy, the Fund's previous Portfolio Manager and serve you as the Portfolio Manager of Janus Core Equity Fund. Your Fund boasts an outstanding track record in its Lipper Large-Cap Core category across all time periods (as of October 31, 2005, based on total returns).

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call Janus at 1 800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

Investment Strategy

It is natural to wonder how the Fund will be different going forward, but I would like to emphasize what will be the same in the pursuit of top-quartile returns in a relatively conservative growth strategy. Karen has been one of my most important mentors throughout my time at Janus. As such, we share an investment philosophy rooted in rigorous research with particular focus on balance sheet and cash flow analysis. From a portfolio construction perspective, there will also be notable similarities – the Fund will generally continue to hold 50 to 80 stocks and the top 20 holdings will likely stay at similar concentration levels (approximately 50% of total assets). Most importantly, the Fund will continue to own what I believe are the best investment ideas uncovered by our talented research team. Approximately 85% of the assets are held in stocks our analysts rate as "buy" or "strong buy."

Roche – an Excellent Example of our Research Process

Swiss pharmaceutical company Roche was the important contributor for the period, gaining nearly 49% over the past 12-months. Roche is a rare bright spot in a pharmaceutical industry battered by product recalls, patent expirations and generic challenges. Roche owns 56% of Genentech, which I believe is the preeminent biotechnology company in the world. In partnership with Genentech, Roche is assembling an unrivaled portfolio of highly profitable cancer drugs. Over the past year, Roche and Genentech have enjoyed an unprecedented flurry of approvals for treatment in breast cancer, lung cancer and age-related macular degeneration (AMD or blindness) with prospects for additional cancer-fighting indications. Despite the strong performance of the stock, I believe that the market is still not recognizing the fundamental value of Roche as a standalone drug company.

As an aside, I would like to highlight our research on Roche as an example of digging deep and how it may benefit Fund holders. When Genentech first released phase III trial data for Avastin in colorectal cancer, our analyst, Andy Acker, quickly realized that this mechanism (cutting off blood supply to cancer cells) could be applied to other types of cancers. His next research steps included reading research abstracts and having numerous conversations with members of the medical community including spending weekends at medical conferences to confirm this hypothesis. This year of rigorous fieldwork was only the beginning. He then incorporated these findings into new upside scenarios in the financial analysis for Genentech. The key to understanding the value of Roche is to factor in Roche's majority ownership of Genentech. Andy painstakingly pored through

Fund Snapshot

This core holding looks for companies that can deliver above-market returns with below-market risk.

Minyoung Sohn

portfolio manager

	One Year		Five Year		Since Inception(6/96)
Lipper Quartile 1st 1st 1st (Rank as of 10/31/05. Based on total returns)	(6	out of 877)	(57	out of 606)	(4 out of 263)

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
Advanced Micro Devices, Inc.	4.2%	–
Microsoft Corp.	3.8%	1.5%
Aetna, Inc.	3.7%	2.6%
Merrill Lynch & Company, Inc.	3.6%	1.2%
General Electric Co.	3.5%	3.3%
Exxon Mobil Corp.	3.4%	2.9%
Roche Holding A.G.	3.2%	3.6%
Yahoo!, Inc.	3.0%	2.0%
Amerada Hess Corp.	3.0%	–
JP Morgan Chase & Co.	2.8%	3.6%

18 Janus Core, Risk-Managed and Value Funds October 31, 2005

(unaudited)

each company's financial statements to pull Genentech's numbers out of Roche's consolidated results so that we could analyze the performance and valuation of Roche as a standalone company. We discovered that Roche traded at a discount to its pharmaceutical peers despite having much better growth prospects due its attractive drug portfolio. As a result of this work, we invested with conviction by making Roche a large position, and it has paid off.1

Energy was a Strong Contributor

The Fund's large energy holding was a large positive contributor this period and I believe will also play a deciding factor in performance ahead. Energy stocks have clearly benefited from steadily rising oil prices, and I still see opportunity. I believe that there is additional upside in our holdings once the market begins to believe and discount the persistency of higher oil prices. Here are some numbers to help frame our macro analysis of supply and demand in the years ahead. Today, world oil demand is approximately 85 million barrels per day against a total supply base of approximately 86 million barrels. It is important to note a critical difference between today's oil market tightness and the one last experienced during the first Gulf War – OPEC spare capacity has diminished from over 10 million to less than 2 million barrels of production per day. This tightness is likely to persist and possibly get tighter due to rapid economic growth in emerging markets. China today consumes less than 1 barrel per person per year. To put this figure in perspective, the U.S. consumes approximately 25 barrels of oil per capita. As China (might as well throw India into this mix as well) continues its rapid economic ascension, I believe its voracious appetite for oil will continue to eat away and pressure OPEC's limited spare production capacity. In the near-term, we expect oil prices to remain volatile, but remaining range-bound above $40 per barrel. Therefore, I have kept the Fund's large sector bet on energy due to my bullish outlook for long-term oil prices through holdings including Exxon Mobil, Suncor Energy, Amerada Hess, Apache, EnCana and EOG Resources.2

Outlook and Closing Comments

Despite the results over the past twelve month period, I would caution you from expecting the same level of outperformance versus the S&P 500® benchmark index in the future. I am privileged to have the support of an outstanding research team, and I remain committed to the classic Janus approach of combining deep grassroots research and rigorous financial analysis. Looking forward, the following industry positions are likely to be the primary drivers of success (or failure) within the Fund: An overweight position versus the Index in energy, technology and biotechnology. Please note that this represents my best thinking at the end of the period October 31, 2005, and the Fund's holdings may change going forward.

As always, I promise you my utmost effort in the years ahead. In addition, a substantial portion of my worth is invested here at Janus in the two Funds under my charge, Janus Growth and Income Fund and Janus Core Equity Fund, and I continue to contribute every month to both.

Thank you for your continued investment.

1 Andy Acker is our analyst on Roche and Genentech. He is also the Assistant Portfolio Manager for the Janus Global Life Sciences Fund.

2 Geoff Jay is our energy analyst. He has done a terrific job analyzing the commodity markets and identifying those companies the Fund owns.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Core, Risk-Managed and Value Funds October 31, 2005 19

Janus Core Equity Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Since Inception*
Janus Core Equity Fund	18.44%	1.06%	12.48%
S&P 500® Index	8.72%	(1.74)%	8.18%
Lipper Ranking - based on total returns for Large-Cap Core Funds	6/877	57/606	4/263

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – June 28, 1996

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,137.60	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*Expenses are equal to the annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective May 1, 2005, Karen Reidy is no longer the portfolio manager of Janus Core Equity Fund, and Minyoung Sohn is now the Fund manager.

20 Janus Core, Risk-Managed and Value Funds October 31, 2005

Janus Core Equity Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 95.4%
Aerospace and Defense - 1.8%
216,400	Lockheed Martin Corp.#	$13,105,184
Applications Software - 3.8%
1,061,580	Microsoft Corp.	27,282,606
Audio and Video Products - 0.5%
33,590	Harman International Industries, Inc.#	3,354,297
Automotive - Cars and Light Trucks - 0.5%
80,719	BMW A.G.**	3,510,615
Beverages - Non-Alcoholic - 1.6%
190,480	PepsiCo, Inc.	11,253,558
Broadcast Services and Programming - 1.2%
275,995	Clear Channel Communications, Inc.#	8,395,768
Casino Hotels - 1.5%
174,505	Harrah's Entertainment, Inc.	10,554,062
Cellular Telecommunications - 0.6%
185,855	Nextel Partners, Inc. - Class A*,#	4,674,253
Cosmetics and Toiletries - 2.6%
331,325	Procter & Gamble Co.	18,550,887
Diversified Operations - 6.4%
742,540	General Electric Co.	25,179,531
330,550	Honeywell International, Inc.	11,304,810
370,425	Tyco International, Ltd. (U.S. Shares)	9,775,516
		46,259,857
E-Commerce/Services - 1.4%
523,167	Expedia, Inc.*	9,830,308
Electronic Components - Semiconductors - 7.5%
1,316,720	Advanced Micro Devices, Inc.*,#	30,574,238
15,800	Samsung Electronics Company, Ltd.	8,354,023
529,280	Texas Instruments, Inc.	15,110,944
		54,039,205
Electronic Forms - 1.1%
256,510	Adobe Systems, Inc.	8,272,448
Enterprise Software/Services - 2.5%
1,428,285	Oracle Corp.*	18,110,654
Entertainment Software - 0.9%
117,665	Electronic Arts, Inc.*	6,692,785
Finance - Investment Bankers/Brokers - 8.9%
398,305	Citigroup, Inc.	18,234,403
553,875	JP Morgan Chase & Co.	20,282,903
399,460	Merrill Lynch & Company, Inc.	25,861,040
		64,378,346
Food - Canned - 0.7%
192,951	TreeHouse Foods, Inc.*	4,985,854
Hotels and Motels - 0.5%
61,240	Four Seasons Hotels, Inc.	3,284,301
Machinery - Construction and Mining - 2.0%
1,084,060	Komatsu, Ltd.	14,322,518
Medical - Biomedical and Genetic - 1.9%
246,470	Celgene Corp.*	13,826,967
Medical - Drugs - 6.3%
84,260	Eli Lilly and Co.	4,195,305
80,355	Forest Laboratories, Inc.*	3,046,258
437,470	Pfizer, Inc.	9,510,598
155,722	Roche Holding A.G.	23,261,378

Shares or Principal Amount		Value
Medical - Drugs - (continued)
71,580	Sanofi-Aventis**,#	$5,730,449
		45,743,988
Medical - HMO - 4.8%
298,955	Aetna, Inc.	26,475,455
154,130	Coventry Health Care, Inc.*	8,321,479
		34,796,934
Networking Products - 0.7%
293,105	Cisco Systems, Inc.*	5,114,682
Oil - Field Services - 1.0%
120,985	Halliburton Co.#	7,150,214
Oil Companies - Exploration and Production - 3.6%
161,345	Apache Corp.	10,298,652
168,655	EnCana Corp. (U.S. Shares)	7,734,518
121,680	EOG Resources, Inc.#	8,247,470
		26,280,640
Oil Companies - Integrated - 11.4%
170,375	Amerada Hess Corp.	21,313,912
151,325	BP PLC (ADR)**,#	10,047,980
436,775	Exxon Mobil Corp.	24,520,548
310,807	Suncor Energy, Inc.	16,631,108
36,562	Total S.A. - Class B**,#	9,175,445
		81,688,993
Oil Refining and Marketing - 0.5%
34,307	Valero Energy Corp.	3,610,469
Reinsurance - 1.1%
2,843	Berkshire Hathaway, Inc. - Class B*	8,003,045
Retail - Consumer Electronics - 0.8%
126,702	Best Buy Company, Inc.	5,607,831
Retail - Discount - 0.5%
62,375	Target Corp.	3,473,664
Retail - Jewelry - 1.4%
262,550	Tiffany & Co.#	10,344,470
Retail - Regional Department Stores - 1.3%
155,555	Federated Department Stores, Inc.#	9,546,410
Semiconductor Components/Integrated Circuits - 1.3%
93,850	Linear Technology Corp.#	3,116,759
177,940	Maxim Integrated Products, Inc.	6,170,959
		9,287,718
Telecommunication Equipment - Fiber Optics - 1.0%
347,635	Corning, Inc.*	6,983,987
Television - 1.9%
1,524,051	British Sky Broadcasting Group PLC**	13,757,651
Therapeutics - 2.9%
90,075	Gilead Sciences, Inc.*	4,256,044
581,100	MGI Pharma, Inc.*,#	10,901,436
109,240	Neurocrine Biosciences, Inc.*	5,770,057
		20,927,537
Transportation - Railroad - 2.9%
199,857	Canadian National Railway Co. (U.S. Shares)	14,485,635
91,405	Union Pacific Corp.#	6,323,398
		20,809,033
Transportation - Services - 0.6%
46,730	FedEx Corp.	4,295,889

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 21

Janus Core Equity Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Web Portals/Internet Service Providers - 3.0%
589,095	Yahoo!, Inc.*	$21,778,842
Wireless Equipment - 0.5%
210,290	Nokia Oyj (ADR)**	3,537,078
Total Common Stock (cost $578,362,891)		687,423,548
Preferred Stock - 0.8%
Electronic Components - Semiconductors - 0.8%
13,510	Samsung Electronics Company, Ltd.* (cost $4,818,563)	5,499,761
Other Securities - 7.8%
56,078,777	State Street Navigator Securities Lending Prime Portfolio† (cost $56,078,777)	56,078,777
Repurchase Agreement - 3.2%
$23,400,000	Bear Stearns & Company, Inc., 4.1125% dated 10/31/05, maturing 11/1/05 to be repurchased at $23,402,673 collateralized by $31,681,728 in U.S. Government Agencies 0%, 10/1/35; with a value of $23,868,184 (cost $23,400,000)	23,400,000
Time Deposit - 2.9%
21,100,000	Societe Generale, ETD 4.00%, 11/1/05 (cost $21,100,000)	21,100,000
Total Investments (total cost $683,760,231) – 110.1%		793,502,086
Liabilities, net of Cash, Receivables and Other Assets – (10.1)%		(72,613,435)
Net Assets – 100%		$720,888,651

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$9,775,516	1.2%
Canada	42,135,562	5.3%
Finland	3,537,078	0.4%
France	14,905,894	1.9%
Germany	3,510,615	0.4%
Japan	14,322,518	1.8%
South Korea	13,853,784	1.7%
Switzerland	23,261,378	2.9%
United Kingdom	23,805,631	3.0%
United States††	644,394,110	81.4%
Total	$793,502,086	100.0%

††Includes Short-Term Securities and Other Securities (68.5% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 12/2/05	1,925,000	$3,405,645	$108,635
British Pound 1/27/06	2,150,000	3,802,577	(15,782)
British Pound 2/23/06	275,000	486,421	9,954
Euro 1/27/06	5,545,000	6,677,399	125,283
Total		$14,372,042	$228,090

See Notes to Schedules of Investments and Financial Statements.

22 Janus Core, Risk-Managed and Value Funds October 31, 2005

Janus Growth and Income Fund (unaudited)

Dear Fellow Janus Growth and Income Fund Shareholder,

First, a Few Words on Process

While past quarterly letters have focused primarily on stock successes and failures, I would like to take a step back in this annual letter to discuss how I pick stocks and build the Fund's portfolio. I place strong emphasis on the synthesis of qualitative research and quantitative analysis. Deep grassroots research must be tied to balance sheet, cash flow and valuation analysis. While this is what I seek from our team of research analysts, I have also made clear what they can expect from me. I will be accessible. I will read research notes and review models. I will help analysts pitch their best ideas to other portfolio managers. I believe the formula for successful investing at Janus is the close collaboration among our talented research team and I intend to leverage that research as much as possible. At the end of the period, over 80% of the Fund's assets were held in stocks our own analysts rated as "buy" or "strong buy."

Fund Construction

From a Fund construction point of view, I broadly think of the Fund holding two buckets of stocks. The first bucket is comprised of the core holdings. What is a core holding? In my view, any company's primary business activity – whether it is Exxon Mobil, Procter and Gamble or Microsoft – can be boiled down to one of the following areas: manufacturing (how products and/or services are built); distribution (how products go to market); or research and development (how new products or services are developed). It is my belief that companies with sustainable competitive advantages in one or more of these areas will generate superior margins and returns on invested capital versus their peer group, and that their stock prices should accordingly outperform over time. Owning these core holdings is a bet on the status quo – the company's ability to continue to build value over time.

The second bucket is comprised of "special situation" stocks. This is a widely used and somewhat ambiguous term, which might include a new management team, changes to the business portfolio – for example, selling underperforming business units, perhaps a decision triggered by new management – or changes to the way capital is allocated among businesses or returned to shareholders. A special situation may also be characterized by moments when a company is poised to benefit from a product catalyst powerful enough to enhance the complexion of its profit and cash flow structure. The key to owning a special situation stock is having confidence that change is underway and that this dynamic element has not yet been recognized or reflected in the valuation of the company. Advanced Micro Devices (AMD), the largest holding in the Fund is a great example. AMD has long played second fiddle to Intel in the $40 plus billion microprocessor business. Our core thesis for owning AMD is the company's ability to capitalize on its window of opportunity created by the superior performance of its 64-bit architecture. In the past, AMD's success hinged on its consumer product offerings. However, sales were vulnerable to aggressive price competition from Intel, which could subsidize price cuts with the sizable profits from the lucrative server processor business, where it was unchallenged. We recognized nearly two years ago the emergence of a "new AMD" with an exciting new product architecture, which offered superior price, performance and power advantages compared to Intel's Xeon processors. With this break from its past, AMD is now able to lead with the promise of maintaining price integrity throughout its product lineup.

I believe AMD is also on the verge of realigning its business portfolio by reducing its 60% stake in Spansion, the flash memory business. In recent quarters, NOR flash has been a difficult business, and the consolidation of its losses into AMD's financial statements have masked the strong operating trends in microprocessors. Also, the flash business requires significant capital investment to remain competitive. If AMD is able to successfully spin Spansion later this year, it should be able to transfer the capital investment burden to Spansion shareholders while also providing greater transparency into the profitability of its microprocessor business. I continue to believe that the stock holds significant upside potential.

Performance Review and Significant Contributors and Detractors

I am pleased to report that your Fund delivered strong results on both an absolute and relative basis. For the year ended October 31, 2005, the Fund returned 16.79% and exceeded both its primary benchmark, the S&P 500® Index, and its secondary benchmark, the Russell 1000® Growth Index, which returned 8.72% and 8.81%, respectively. UnitedHealth Group, Suncor Energy, AMD, EnCana, Aetna and Caremark Rx were the largest positive contributors to performance. These six positions alone contributed more than half of the Fund's total positive return over the period. Compared to the six biggest performance detractors – Tyco, PETsMART, Maxim, Four

Fund Snapshot

This more conservative growth fund combines historically consistent performers with higher-potential growth opportunities.

Minyoung Sohn

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
Advanced Micro Devices, Inc.	4.4%	3.0%
Exxon Mobil Corp.	4.0%	3.9%
UnitedHealth Group, Inc.	3.8%	3.0%
Suncor Energy, Inc.	3.4%	1.7%
Microsoft Corp.	3.0%	2.8%
Procter & Gamble Co.	2.8%	2.1%
Roche Holding A.G.	2.7%	2.6%
Citigroup, Inc.	2.6%	3.5%
EnCana Corp. (U.S. Shares)	2.6%	1.4%
Hewlett-Packard Co.	2.4%	–

Janus Core, Risk-Managed and Value Funds October 31, 2005 23

Janus Growth and Income Fund (unaudited)

Seasons, Avon Products and Pfizer – these six winning stocks gained more than what the detractors lost by over four to one. I view this as encouraging evidence that our best investment ideas were appropriately weighted near the top of the Fund's portfolio. I am also constantly monitoring our worst performers to make sure that our investment thesis for owning each is intact. With the exceptions of Avon (which was sold entirely), Tyco and Maxim (which were both decreased) and PETsMART (which was added to), I held each of these positions.

Revisiting a Weak Performer

Last year, our investment in Tyco International was the single largest positive contributor to the Fund. The company benefited from new leadership and generated strong cash flow through improving business results and greater capital investment discipline. This year, Tyco was the single largest performance detractor. Despite the company's continued focus on the fundamentals, results have suffered from growth challenges and inconsistent working capital management. Although the stock's decline over the past year was a relatively modest negative 14%, the large position size factored into the degree of underperformance in the portfolio. The experience with Tyco taught the following lessons. First, it is now evident that the management team harvested the low-hanging fruit but found it more difficult to grow the business after that. Second, I should have trimmed the large position more aggressively as the stock reached fair value in the mid-$30s instead of waiting to sell at a higher price target. While it is difficult to revisit past mistakes, it is an important discipline to follow in hopes that it will minimize the likelihood of making them again.

Industry Weightings and Fund Positioning

Three industry positions were significant positive contributors to performance over the past year. Our holdings in energy, healthcare services and semiconductors drove over two-thirds of the Fund's total returns and an even greater percentage of the outperformance versus the S&P 500® Index. Looking ahead, the Fund's relative success (or failure) will be largely dependent on the following: (1) an overweight position versus the Index in energy; (2) an overweight healthcare services position; and (3) an overweight position in technology with a shift from semiconductors to enterprise software. Separately, I am also finding increasing value in very large-capitalization stocks – the so-called "mega-caps" – with improving fundamentals, such as Microsoft, General Electric and Oracle. Please note that this represents my best thinking at the end of the period October 31, 2005, and the Fund's holdings may change going forward.

Closing comments

Over the past year, I have spent much time thinking about ways to boost the income return of the Fund. The primary challenge has been where to find income without risking principal. This includes three areas: Dividend-paying stocks, traditional fixed-income and derivative strategies.

Dividend-paying stocks

For most of 2004, the Fund relied primarily on dividend paying stocks to generate income, but this strategy produced only modest income against an S&P 500® Index dividend yield that is only 2.1% with the dividend-rich sectors (regional bell operating companies and pharmaceuticals) also facing the fiercest fundamental challenges.

Traditional fixed-income

I continue to remain cautious on bonds. First, nominal interest rates remain low, and with the prospect of rising inflation, real interest rates today are very low. Second, credit spreads remain very tight. The reason I did not hold bonds in the Fund during the period is the same since I assumed management in 2004 – I do not want to risk trading your principal for current income.

Derivative strategies

After spending a year studying various option strategies, I am increasingly using covered call structures to generate income. In a covered call situation, the Fund owns stock but agrees to sell the upside beyond a predetermined price for a certain amount of time in exchange for a premium paid by the buyer for this call option. This has proven to be an excellent way to generate income and I am comfortable with this approach because it leverages our core fundamental research while also tapping into more precise risk/reward outlooks over specific time horizons. In the quarters ahead, I believe the Fund's yield should begin to increase steadily.

As always, I promise you my utmost effort in the years ahead. In addition, a substantial portion of my worth is invested here at Janus in the two Funds under my charge, Janus Growth and Income Fund and Janus Core Equity Fund, and I continue to contribute every month to both.

Thank you for your continued investment.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

24 Janus Core, Risk-Managed and Value Funds October 31, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Growth and Income Fund	16.79%	(2.08)%	12.21%	13.30%
S&P 500® Index	8.72%	(1.74)%	9.34%	10.75%
Russell 1000® Growth Index	8.81%	(7.93)%	6.78%	8.86%
Lipper Ranking - based on total returns for Large-Cap Core Funds	16/877	241/606	5/223	5/102

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – May 15, 1991

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,105.30	$4.62
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

*Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Core, Risk-Managed and Value Funds October 31, 2005 25

Janus Growth and Income Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 91.4%
Advertising Sales - 0.1%
113,670	Lamar Advertising Co.*,#	$5,071,955
Applications Software - 3.0%
6,769,532	Microsoft Corp.	173,976,972
Audio and Video Products - 0.7%
391,750	Harman International Industries, Inc.#	39,120,155
Beverages - Non-Alcoholic - 2.3%
2,201,353	PepsiCo, Inc.	130,055,935
Broadcast Services and Programming - 1.5%
2,859,391	Clear Channel Communications, Inc.#	86,982,674
Building - Residential and Commercial - 0.6%
46,345	NVR, Inc.*,#	31,769,498
Cable Television - 0.9%
1,962,020	Comcast Corp. - Special Class A*	53,778,968
Casino Hotels - 0.8%
750,875	Harrah's Entertainment, Inc.	45,412,920
Computers - 2.4%
4,856,600	Hewlett-Packard Co.#	136,179,064
Computers - Memory Devices - 0.4%
1,826,290	EMC Corp.*	25,495,008
Cosmetics and Toiletries - 2.8%
2,826,515	Procter & Gamble Co.	158,256,575
Dental Supplies and Equipment - 0.4%
3,135,720	Align Technology, Inc.*,£	23,141,614
Diversified Operations - 6.2%
3,639,741	General Electric Co.	123,423,617
1,447,060	Honeywell International, Inc.	49,489,452
23,101,000	Melco International Development, Ltd.	22,200,752
3,409,119	Smiths Group PLC	55,061,704
4,040,420	Tyco International, Ltd. (U.S. Shares)	106,626,684
		356,802,209
Electric - Generation - 0.3%
915,305	AES Corp.*,#	14,544,196
Electronic Components - Semiconductors - 8.7%
10,939,690	Advanced Micro Devices, Inc.*,#	254,019,601
116,483	Samsung Electronics Company, Ltd.	61,588,713
421,111	Samsung Electronics Company, Ltd. (GDR)	112,436,637
2,481,543	Texas Instruments, Inc.#	70,848,053
		498,893,004
Enterprise Software/Services - 2.1%
9,416,645	Oracle Corp.*	119,403,059
Entertainment Software - 1.8%
1,828,172	Electronic Arts, Inc.*	103,986,423
Finance - Investment Bankers/Brokers - 4.5%
3,280,010	Citigroup, Inc.	150,158,858
2,941,250	JP Morgan Chase & Co.	107,708,575
		257,867,433
Finance - Mortgage Loan Banker - 0.8%
947,645	Fannie Mae#	45,032,090
Food - Canned - 0.5%
1,140,238	TreeHouse Foods, Inc.*	29,463,750
Food - Dairy Products - 1.4%
2,143,320	Dean Foods Co.*,#	77,481,018

Shares or Principal Amount		Value
Hotels and Motels - 0.8%
880,500	Four Seasons Hotels, Inc.	$47,221,215
Industrial Automation and Robotics - 1.3%
1,398,900	Rockwell Automation, Inc.	74,351,535
Medical - Drugs - 5.9%
911,465	Eli Lilly and Co.#	45,381,842
2,287,865	Pfizer, Inc.	49,738,185
1,048,102	Roche Holding A.G.**	156,562,955
1,054,610	Sanofi-Aventis**,#	84,428,456
		336,111,438
Medical - HMO - 6.1%
1,493,350	Aetna, Inc.	132,251,076
3,709,146	UnitedHealth Group, Inc.#	214,722,462
		346,973,538
Networking Products - 1.6%
5,379,035	Cisco Systems, Inc.*	93,864,161
Oil - Field Services - 1.0%
1,016,525	Halliburton Co.#	60,076,628
Oil Companies - Exploration and Production - 3.9%
548,485	Apache Corp.#	35,009,798
3,224,128	EnCana Corp. (U.S. Shares)	147,858,510
594,200	EOG Resources, Inc.#	40,274,876
		223,143,184
Oil Companies - Integrated - 10.1%
617,060	Amerada Hess Corp.	77,194,206
4,101,685	Exxon Mobil Corp.#	230,268,595
2,186,148	Petro-Canada	76,184,787
3,624,348	Suncor Energy, Inc.	193,936,833
		577,584,421
Pharmacy Services - 1.4%
1,576,120	Caremark Rx, Inc.*	82,588,688
Pipelines - 1.0%
648,705	Kinder Morgan, Inc.#	58,967,285
Retail - Consumer Electronics - 1.1%
1,484,222	Best Buy Company, Inc.#	65,691,666
Retail - Pet Food and Supplies - 1.0%
2,392,780	PETsMART, Inc.#	56,230,330
Semiconductor Components/Integrated Circuits - 2.2%
1,869,080	Linear Technology Corp.#	62,072,147
1,880,815	Maxim Integrated Products, Inc.#	65,226,664
		127,298,811
Shipbuilding - 0.8%
2,228,130	Daewoo Shipbuilding & Marine Engineering Company, Ltd.	44,391,862
Super-Regional Banks - 1.9%
682,315	Fifth Third Bancorp#	27,408,594
2,715,953	U.S. Bancorp	80,337,889
		107,746,483
Television - 1.8%
11,662,332	British Sky Broadcasting Group PLC	105,276,197
Therapeutics - 0.8%
834,205	Neurocrine Biosciences, Inc.*	44,062,708
Tobacco - 1.2%
920,690	Altria Group, Inc.	69,097,785

See Notes to Schedules of Investments and Financial Statements.

26 Janus Core, Risk-Managed and Value Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Toys - 1.1%
3,637,437	Marvel Entertainment, Inc.*,#	$64,018,891
Transportation - Railroad - 1.1%
869,917	Canadian National Railway Co. (U.S. Shares)	63,051,584
Web Portals/Internet Service Providers - 2.2%
3,420,465	Yahoo!, Inc.*,#	126,454,591
Wireless Equipment - 0.9%
3,140,655	Nokia Oyj (ADR)**,#	52,825,817
Total Common Stock (cost $4,224,957,229)		5,239,743,338
Preferred Stock - 7.9%
Electronic Components - Semiconductors - 0.8%
114,660	Samsung Electronics Company, Ltd.	46,676,724
Finance - Investment Bankers/Brokers - 5.5%
376,525	Goldman Sachs Group, Inc. convertible, (Amerada Hess Corp.), 8.50%ß	46,914,639
182,960	Goldman Sachs Group, Inc. convertible, (Big Sky Transportation), 9.65%ß	18,453,712
365,835	Goldman Sachs Group, Inc. convertible, (Big Sky Transportation), 9.00%ß	37,146,886
539,365	Goldman Sachs Group, Inc. convertible, (Pixar), 10.60%ß	24,660,307
2,528,389	Lehman Brothers Holdings, Inc. convertible, (Corning, Inc.), 24.25%ß	46,345,370
562,686	Merrill Lynch & Company, Inc. convertible, (EnCana Corp. - U.S. Shares) 20.00% (144A)§	26,789,480
449,263	Merrill Lynch & Company, Inc. convertible, (Valero Energy Corp.) 19.04% (144A)§	46,462,780
474,415	Morgan Stanley Co. convertible, (Neurocrine Biosciences, Inc.) 7.25%ß	23,255,823
1,053,715	Morgan Stanley Co. convertible, (NVIDIA Corp.), 14.30% (144A)§	27,270,144
3,319,052	Morgan Stanley Co. convertible, (Sirius Satellite Radio, Inc.) 14.00% (144A)§	19,549,216
		316,848,357
Multi-Line Insurance - 0.5%
1,212,750	XL Capital, Ltd., convertible, 6.50%#	26,061,998
Oil Companies - Integrated - 1.1%
579,900	Amerada Hess Corp., convertible, 7.00%	61,794,144
Total Preferred Stock (cost $416,976,379)		451,381,223
Other Securities - 6.6%
380,258,239	State Street Navigator Securities Lending Prime Portfolio† (cost $380,258,239)	380,258,239
Time Deposit - 1.1%
$62,600,000	Societe Generale, ETD 4.00%, 11/1/05 (cost $62,600,000)	62,600,000
Total Investments (total cost $5,084,791,847) – 107.0%		6,133,982,800
Liabilities, net of Cash, Receivables and Other Assets – (7.0)%		(399,041,462)
Net Assets – 100%		$5,734,941,338

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$106,626,684	1.7%
Canada	528,252,929	8.6%
Cayman Islands	26,061,998	0.4%
Finland	52,825,817	0.9%
France	84,428,456	1.4%
Hong Kong	22,200,752	0.4%
South Korea	265,093,936	4.3%
Switzerland	156,562,955	2.5%
United Kingdom	160,337,901	2.6%
United States††	4,731,591,372	77.2%
Total	$6,133,982,800	100.0%

††Includes Short-Term Securities and Other Securities (69.9% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 12/2/05	4,500,000	$5,401,686	$64,104
Euro 1/27/06	29,400,000	35,404,062	665,148
Swiss Franc 1/27/06	31,850,000	24,918,750	338,296
Swiss Franc 2/23/06	26,300,000	20,629,222	666,325
Total		$86,353,720	$1,733,873

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 27

Janus Research Fund (unaudited)

Team-Based Approach
  Led by Jim Goff,
  Director of Research

Performance Overview

We are very pleased to report that Janus Research Fund has handily outperformed its primary benchmark, the Russell 1000® Index from its inception date of February 25, 2005, to October 31, 2005. Janus Research Fund gained 11.10% versus a gain of 1.91% for the primary benchmark and a gain of 1.94% for its secondary benchmark, the Russell 3000® Index.

The unique structure of the Fund, whereby each analyst contributes his/her high conviction stock ideas, results in what we believe is a truly differentiated Fund whose early performance has been most encouraging.

As Director of Research at Janus, I believe Janus Research Fund epitomizes the depth and breadth of the feet-on-the-ground, fundamental research that is synonymous with the Janus brand. Gaining this "research edge" frequently leads to actionable investment insights. The investment insight attained by the analysts directly drives the stock selection process in Janus Research Fund. The outperformance of the Fund during the period quantitatively validated the competitive advantage provided by our research.

Fund Construction and Results

As mentioned, the objective of the Fund is to invest in each analyst's high-conviction stock ideas. All holdings must be internally rated as "buys" to be included in the Fund. Individual position sizes are limited to a maximum 2% of fund assets. Sector weightings are kept within a range of 50% to 150% of the primary benchmark weighting. These restrictions were put in place to keep the Fund diversified and focused on stock selection rather than sector bets.
Looking at sector results during the time period, Janus Research Fund outperformed the primary benchmark in 9 out of a possible 10 sectors. The sectors making the most significant contribution to performance included healthcare, energy and technology. The materials and capital goods sectors slightly held back performance. The broad-based performance of the Fund speaks to its unique construction.

From an individual stock perspective, winners ranged from energy stocks like Canadian Natural Resources and EOG Resources to healthcare-related stocks like Celgene and United Therapeutics, to Brazilian financial service company Bradespar S.A. The wide range of contributors speaks to the diversity of the Fund.

Stocks that detracted from performance during the time period included industrial materials and capital goods names like Owens-Illinois and Tyco International, as well as Dell and biotechnology stock Pharmion. Our sell discipline is to generally sell a stock when our analyst following it no longer has high conviction in it and downgrades the stock to "neutral." Pharmion was therefore sold from the Fund during the period.

Research Department Update

Janus remains focused on identifying ways to enhance the overall research effort. Examples of some of the enhancements initiated the last few years include:

•  Expanding our research team through the addition of highly experienced analysts;

•  Increasing the level of specialization of the research team by forming global sector teams;

•  Broadening our coverage of stocks by expanding our capabilities in sectors like energy, financials and industrials; and

•  Developing a dedicated group of research associates to expand the quality and quantity of our grass roots research.

We believe these enhancements have strengthened the overall quality of the research we produced and helped to drive better performance not only in Janus Research Fund, but also in all Janus mutual funds.

Fund Snapshot

This fund pulls together the best ideas from Janus' research analysts into a single package.

Top 10 Equity Holdings – (% of Net Assets)

October 31, 2005
Schlumberger, Ltd. (U.S. Shares)	1.8%
Reckitt Benckiser PLC	1.7%
Suncor Energy, Inc.	1.6%
Canadian Natural Resources, Ltd. (U.S. Shares)	1.6%
EOG Resources, Inc.	1.6%
Reliance Industries, Ltd.	1.6%
Mitsubishi Estate Company, Ltd.	1.5%
CapitalSource, Inc.	1.5%
Ball Corp.	1.4%
JP Morgan Chase & Co.	1.4%

28 Janus Core, Risk-Managed and Value Funds October 31, 2005

(unaudited)

How is Janus Research Fund Different than Other Janus Funds and What are the Potential Benefits?

While Janus Research Fund is driven off the same research effort that underlies all of our mutual funds, there are some important differences that bear mentioning:

Team-Based

The Janus Research Fund team-based approach is not reliant on any one individual. The holdings in the Fund are recommended by the 33 equity analysts.

Broad Charter

Given that the Fund is comprised of some of the top picks of each analyst, the Fund has the flexibility to invest in all sectors, market capitalizations and geographies.

Style Agnostic

With stock picks contributed by all of the analysts, the Fund is not restricted by the criteria of an individual portfolio manager. The Fund relies on the research of 33 individual equity analysts deciding how best to make money in their space whether it be small-cap technology or large-cap financials.

These key attributes seek to moderate risk and broadly diversify the Fund without surrendering our opportunity for material outperformance.

Other Benefits

In addition to providing historically high risk-adjusted returns to fund shareholders since Fund inception, Janus Research Fund offers other ancillary benefits across Janus.

First, the Fund acts as a strong signaling device for analysts to communicate their high-conviction names to portfolio managers. By communicating with the analysts frequently and examining the analyst's ideas for Janus Research Fund, portfolio managers have a strong sense of which internally rated "buy" stocks the analysts are most bullish about future earnings prospects.

Secondly, Janus Research Fund represents a component of our efforts to retain all of our analysts and develop a credible career-analyst path at Janus. Our observation of the industry suggests that the key to minimizing turnover among the analyst team is providing them with the opportunity to directly manage significant assets through a research portfolio.

We believe providing analysts with an opportunity to manage assets increases their stature, respect and visibility within a firm, which should lead to low turnover of analysts. As analysts gain industry experience, company knowledge and develop credible rapport with portfolio managers over a long time period, all Janus mutual funds should benefit.

Conclusion

Janus Research Fund is a natural extension of who we are as a research-driven investment firm. The analyst team is excited about the early performance of the Fund and is fully engaged in driving performance going forward. Relying on investment insights gained from our differentiated research, the analysts will continue to select what they believe are the most compelling risk/reward investments for the Fund.

Thank you for your investment in Janus Research Fund.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)

Janus Core, Risk-Managed and Value Funds October 31, 2005 29

Janus Research Fund (unaudited)

Performance

Cumulative Total Return – for the period ended October 31, 2005

Since Inception*
Janus Research Fund	11.10%
Russell 1000® Index	1.91%
Russell 3000® Index	1.94%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – February 25, 2005

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,158.50	$6.91
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46

*Expenses are equal to the annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the Statement of Additional Information until at least March 1, 2007. Without such waivers, yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

30 Janus Core, Risk-Managed and Value Funds October 31, 2005

Janus Research Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 97.7%
Apparel Manufacturers - 1.1%
35,239	Burberry Group PLC**	$239,201
8,375	Coach, Inc.*	269,508
		508,709
Athletic Footwear - 0.6%
3,280	NIKE, Inc. - Class B	275,684
Audio and Video Products - 0.5%
6,960	Sony Corp. (ADR)**	228,288
Automotive - Cars and Light Trucks - 1.5%
5,493	BMW A.G.**	238,901
3,350	Hyundai Motor Company, Ltd.	245,794
22,700	Nissan Motor Company, Ltd.**	235,561
		720,256
Broadcast Services and Programming - 0.4%
4,425	Liberty Global, Inc. - Class A*	109,607
4,425	Liberty Global, Inc. - Class C*	104,961
		214,568
Building - Mobile Home and Manufactured Homes - 0.5%
7,200	Thor Industries, Inc.	234,936
Building - Residential and Commercial - 1.6%
4,605	Lennar Corp.	255,946
325	NVR, Inc.*	222,788
6,905	Pulte Homes, Inc.	260,939
		739,673
Casino Hotels - 0.6%
4,490	Harrah's Entertainment, Inc.	271,555
Cellular Telecommunications - 2.6%
139,000	China Mobile, Ltd.	618,607
23,800	Nextel Partners, Inc. - Class A*	598,570
		1,217,177
Chemicals - Specialty - 1.4%
30,285	Syngenta A.G. (ADR)*,**	650,825
Commercial Banks - 2.7%
30,494	Standard Chartered PLC**	640,138
7,746	UBS A.G.**	657,841
		1,297,979
Commercial Services - Finance - 1.1%
14,140	Paychex, Inc.	548,066
Computer Services - 1.4%
28,400	Park24 Company, Ltd.**	668,465
Computers - 3.2%
15,760	Dell, Inc.*	502,429
18,775	Hewlett-Packard Co.	526,451
8,100	Research In Motion, Ltd. (U.S. Shares)*	498,069
		1,526,949
Containers - Metal and Glass - 2.7%
17,075	Ball Corp.	672,242
32,615	Owens-Illinois, Inc.*	620,990
		1,293,232
Cosmetics and Toiletries - 2.2%
8,815	Colgate-Palmolive Co.	466,842
9,960	Procter & Gamble Co.	557,661
		1,024,503

Shares or Principal Amount		Value
Data Processing and Management - 2.0%
11,450	Automatic Data Processing, Inc.	$534,257
10,645	NAVTEQ Corp.*	416,432
		950,689
Dental Supplies and Equipment - 1.2%
14,430	Patterson Companies, Inc.*	597,113
Distribution/Wholesale - 0.6%
39,500	Esprit Holdings, Ltd.	278,463
Diversified Operations - 4.3%
24,700	Bradespar S.A.*	647,171
59,000	Hutchison Whampoa, Ltd.	558,636
236,000	Melco International Development, Ltd.	226,803
23,625	Tyco International, Ltd. (U.S. Shares)	623,464
		2,056,074
E-Commerce/Products - 0.6%
7,420	Blue Nile, Inc.*	266,155
E-Commerce/Services - 1.1%
13,440	Expedia, Inc.*	252,538
10,435	IAC/InterActiveCorp*	267,136
		519,674
Electric - Generation - 1.2%
36,750	AES Corp.*	583,958
Electronic Components - Semiconductors - 3.0%
19,955	Advanced Micro Devices, Inc.*	463,355
890	Samsung Electronics Company, Ltd.	470,575
17,435	Texas Instruments, Inc.	497,769
		1,431,699
Enterprise Software/Services - 1.0%
10,970	SAP A.G. (ADR)**	471,052
Entertainment Software - 1.2%
9,665	Electronic Arts, Inc.*	549,745
Finance - Commercial - 1.5%
31,350	CapitalSource, Inc.*	689,700
Finance - Investment Bankers/Brokers - 4.2%
14,270	Citigroup, Inc.	653,281
18,345	JP Morgan Chase & Co.	671,793
9,970	Merrill Lynch & Company, Inc.	645,458
		1,970,532
Finance - Mortgage Loan Banker - 1.3%
13,130	Fannie Mae	623,938
Finance - Other Services - 1.4%
26,900	International Securities Exchange, Inc.*	662,009
Food - Canned - 0.7%
12,279	TreeHouse Foods, Inc.*	317,289
Food - Dairy Products - 1.2%
15,715	Dean Foods Co.*	568,097
Food - Diversified - 1.4%
16,491	Royal Numico N.V.*,**	667,617
Food - Wholesale/Distribution - 1.0%
14,325	Sysco Corp.	457,111
Independent Power Producer - 1.2%
45,460	Reliant Energy, Inc.*	577,342
Insurance Brokers - 1.3%
16,580	Willis Group Holdings, Ltd.	615,781

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 31

Janus Research Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Internet Content - Info/News - 0.5%
60,640	Harris Interactive, Inc.*	$252,869
Internet Security - 1.1%
24,105	Check Point Software Technologies, Ltd. (U.S. Shares)*	538,988
Medical - Biomedical and Genetic - 1.3%
10,730	Celgene Corp.*	601,953
Medical - Drugs - 2.5%
16,295	Forest Laboratories, Inc.*	617,744
7,285	Sanofi-Aventis**	583,212
		1,200,956
Medical - Generic Drugs - 1.2%
14,725	Teva Pharmaceutical Industries, Ltd. (ADR)	561,317
Medical - HMO - 2.6%
11,490	Coventry Health Care, Inc.*	620,345
10,455	UnitedHealth Group, Inc.	605,240
		1,225,585
Medical - Nursing Homes - 1.3%
16,100	Manor Care, Inc.	599,725
Medical Products - 1.2%
12,455	Varian Medical Systems, Inc.*	567,450
Motorcycle and Motor Scooter Manufacturing - 0.5%
5,145	Harley-Davidson, Inc.	254,832
Multi-Line Insurance - 1.3%
9,720	American International Group, Inc.	629,856
Networking Products - 1.1%
29,745	Cisco Systems, Inc.*	519,050
Oil - Field Services - 1.8%
9,445	Schlumberger, Ltd. (U.S. Shares)**	857,323
Oil Companies - Exploration and Production - 3.2%
18,650	Canadian Natural Resources, Ltd. (U.S. Shares)	768,566
10,905	EOG Resources, Inc.	739,141
		1,507,707
Oil Companies - Integrated - 1.6%
14,375	Suncor Energy, Inc.	769,198
Petrochemicals - 1.6%
43,659	Reliance Industries, Ltd.	738,677
Pharmacy Services - 1.4%
12,570	Caremark Rx, Inc.*	658,668
Real Estate Management/Services - 1.5%
49,000	Mitsubishi Estate Company, Ltd.**	721,046
Reinsurance - 1.3%
227	Berkshire Hathaway, Inc. - Class B*	639,005
Retail - Apparel and Shoe - 1.1%
8,725	Nordstrom, Inc.	302,321
8,370	Urban Outfitters, Inc.*	237,122
		539,443
Retail - Building Products - 0.5%
3,695	Lowe's Companies, Inc.	224,545
Retail - Discount - 1.6%
9,760	Costco Wholesale Corp.	471,994
4,905	Target Corp.	273,159
		745,153

Shares or Principal Amount		Value
Retail - Office Supplies - 0.6%
11,980	Staples, Inc.	$272,305
Retail - Regional Department Stores - 0.5%
4,910	Kohl's Corp.*	236,318
Semiconductor Components/Integrated Circuits - 0.8%
10,895	Maxim Integrated Products, Inc.	377,839
Soap and Cleaning Preparations - 1.7%
27,551	Reckitt Benckiser PLC**	832,426
Telecommunication Services - 1.1%
19,655	Amdocs, Ltd. (U.S. Shares)*,**	520,268
Television - 0.5%
24,573	British Sky Broadcasting Group PLC**	221,821
Therapeutics - 3.5%
12,470	Gilead Sciences, Inc.*	589,208
24,590	MGI Pharma, Inc.*	461,308
8,455	United Therapeutics Corp.*	624,486
		1,675,002
Toys - 0.6%
15,055	Marvel Entertainment, Inc.*	264,968
Transportation - Railroad - 1.4%
17,360	All America Latina Logistica	670,640
Transportation - Services - 1.3%
8,505	United Parcel Service, Inc. - Class B	620,355
Total Common Stock (cost $43,956,601)		46,320,191
Repurchase Agreement - 1.5%
$700,000	Bear Stearns & Company, Inc., 4.1125% dated 10/31/05, maturing 11/1/05 to be repurchased at $700,080 collateralized by $947,744 in U.S. Government Agencies 0%, 10/1/35; with a value of $714,006 (cost $700,000)	700,000
Total Investments (total cost $44,656,601) – 99.2%		47,020,191
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		383,806
Net Assets – 100%		$47,403,997

See Notes to Schedules of Investments and Financial Statements.

32 Janus Core, Risk-Managed and Value Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$1,517,708	3.2%
Brazil	1,317,811	2.8%
Canada	2,035,833	4.3%
France	583,212	1.3%
Germany	709,953	1.5%
Hong Kong	1,404,046	3.0%
India	738,677	1.6%
Israel	1,100,305	2.4%
Japan	1,853,360	3.9%
Netherlands	1,524,940	3.2%
South Korea	716,369	1.5%
Switzerland	1,308,666	2.8%
United Kingdom	2,453,854	5.2%
United States††	29,755,457	63.3%
Total	$47,020,191	100.0%

††Includes Short-Term Securities (61.8% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 1/27/06	544,000	$962,140	$25,407
Euro 1/27/06	850,000	1,023,587	16,703
Japanese Yen 1/27/06	105,500,000	916,043	47,882
Swiss Franc 1/27/06	828,000	647,809	11,331
Total		$3,549,579	$101,323

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 33

Janus Risk-Managed Stock Fund (unaudited)

Managed by INTECH

Performance Overview

For the 12-months ended October 31, 2005, Janus Risk-Managed Stock Fund returned 14.79%. This compares to an 8.72% gain by the S&P 500® Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its primary benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient Fund than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the Index over the long-term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the Fund more efficient than the Index, without increasing relative risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short-term, we believe that the consistent application of our process will help the Fund perform well over the long-term.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long-term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Risk-Managed Stock Fund.

Fund Snapshot

This core fund embraces the market's natural volatility in an attempt to deliver index-beating returns with index-like risk.

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
Procter & Gamble Co.	1.6%	0.8%
Exxon Mobil Corp.	1.5%	1.5%
Johnson & Johnson	1.4%	0.9%
Medco Health Solutions, Inc.	1.3%	0.7%
Franklin Resources, Inc.	1.2%	0.1%
General Electric Co.	1.2%	1.2%
HCA, Inc.	1.1%	0.1%
Loews Corp.	1.0%	0.8%
Valero Energy Corp.	1.0%	0.9%
Monsanto Co.	1.0%	0.8%

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

34 Janus Core, Risk-Managed and Value Funds October 31, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Since Inception*
Janus Risk-Managed Stock Fund	14.79%	20.43%
S&P 500® Index	8.72%	16.49%
Lipper Ranking - based on total returns for Multi-Cap Core Funds	87/761	113/605

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – February 28, 2003

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,072.30	$4.65
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53

*Expenses are equal to the annualized expense ratio of 0.89% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

See "Explanations of Charts, Tables and Financial Statements."

INTECH is a subsidiary of Janus Capital Group Inc.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the stated objective(s) will be met.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The voluntary waiver of the Fund's management fee terminated 6/25/04. Without such waivers total returns from inception to 6/25/04 would have been lower.

Janus Core, Risk-Managed and Value Funds October 31, 2005 35

Janus Risk-Managed Stock Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 95.6%
Advertising Agencies - 0.4%
14,900	Interpublic Group of Companies, Inc.*	$153,917
17,500	Omnicom Group, Inc.	1,451,800
		1,605,717
Aerospace and Defense - 1.0%
4,100	Boeing Co.	265,024
900	General Dynamics Corp.	104,670
13,600	Lockheed Martin Corp.	823,616
3,800	Northrop Grumman Corp.	203,870
25,000	Raytheon Co.	923,750
33,900	Rockwell Collins, Inc.	1,553,298
		3,874,228
Aerospace and Defense - Equipment - 0.2%
2,500	B.F. Goodrich Co.	90,175
12,100	United Technologies Corp.	620,488
		710,663
Agricultural Operations - 2.0%
153,300	Archer-Daniels-Midland Co.	3,735,921
62,200	Monsanto Co.	3,919,222
		7,655,143
Apparel Manufacturers - 0.4%
3,800	Liz Claiborne, Inc.	133,760
23,300	V. F. Corp.	1,217,425
		1,351,185
Applications Software - 1.4%
34,000	Citrix Systems, Inc.*	937,380
28,900	Intuit, Inc.*	1,327,377
2,000	Mercury Interactive Corp.*	69,580
94,400	Microsoft Corp.	2,426,080
51,500	Siebel Systems, Inc.	533,025
		5,293,442
Athletic Footwear - 0.3%
1,000	NIKE, Inc. - Class B	84,050
17,300	Reebok International, Ltd.	986,965
		1,071,015
Automotive - Truck Parts and Equipment - Original - 0.1%
7,900	Johnson Controls, Inc.	537,595
Beverages - Non-Alcoholic - 1.3%
29,200	Coca-Cola Co.	1,249,176
93,900	Coca-Cola Enterprises, Inc.	1,774,710
19,500	Pepsi Bottling Group, Inc.	554,385
25,400	PepsiCo, Inc.	1,500,632
		5,078,903
Beverages - Wine and Spirits - 0.3%
19,600	Brown-Forman Corp. - Class B	1,241,464
2,700	Constellation Brands, Inc. - Class A*	63,558
		1,305,022
Broadcast Services and Programming - 0.2%
20,200	Clear Channel Communications, Inc.	614,484
Building - Residential and Commercial - 0.6%
3,300	Centex Corp.	212,355
2,600	D.R. Horton, Inc.	79,794
29,500	KB Home	1,927,825
4,200	Lennar Corp.	233,436
		2,453,410

Shares or Principal Amount		Value
Building and Construction Products - Miscellaneous - 0.3%
16,200	Vulcan Materials Co.	$1,053,000
Building Products - Air and Heating - 0.1%
13,600	American Standard Companies, Inc.	517,344
Cable Television - 0.5%
63,700	Comcast Corp. - Class A*	1,772,771
Casino Hotels - 0.5%
31,200	Harrah's Entertainment, Inc.	1,886,976
Chemicals - Diversified - 0.4%
4,100	Dow Chemical Co.	188,026
8,600	E.I. du Pont de Nemours and Co.	358,534
10,200	PPG Industries, Inc.*	611,694
7,100	Rohm & Haas Co.	309,063
		1,467,317
Chemicals - Specialty - 0.3%
5,600	Ashland, Inc.	299,656
5,400	Eastman Chemical Co.	284,904
20,300	Ecolab, Inc.	671,524
1,100	Sigma-Aldrich Corp.	70,070
		1,326,154
Coatings and Paint Products - 0.3%
23,000	Sherwin-Williams Co.	978,650
Commercial Banks - 1.7%
10,600	AmSouth Bancorporation	267,438
37,200	BB&T Corp.	1,575,048
17,900	M&T Bank Corp.	1,925,682
3,100	Marshall & Ilsley Corp.	133,176
22,700	North Fork Bancorporation, Inc.	575,218
29,400	Regions Financial Corp.	956,970
32,600	Synovus Financial Corp.	895,522
2,200	Zions Bancorporation*	161,634
		6,490,688
Commercial Services - Finance - 0.8%
36,400	Equifax, Inc.	1,254,708
2,400	H&R Block, Inc.	59,664
27,200	Moody's Corp.	1,448,672
7,500	Paychex, Inc.	290,700
		3,053,744
Computer Aided Design - 0.4%
30,400	Autodesk, Inc.	1,371,952
Computers - 1.8%
61,900	Apple Computer, Inc.*	3,564,821
27,600	Dell, Inc.*	879,888
58,500	Hewlett-Packard Co.	1,640,340
8,300	IBM Corp.	679,604
		6,764,653
Computers - Integrated Systems - 0.5%
66,600	NCR Corp.*	2,012,652
Computers - Memory Devices - 0.1%
15,100	EMC Corp.*	210,796
4,000	Network Appliance, Inc.*	109,440
		320,236
Consumer Products - Miscellaneous - 0.9%
45,000	Clorox Co.	2,435,400
12,300	Fortune Brands, Inc.	934,431
		3,369,831

See Notes to Schedules of Investments and Financial Statements.

36 Janus Core, Risk-Managed and Value Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Containers - Metal and Glass - 0.1%
14,000	Ball Corp.	$551,180
Containers - Paper and Plastic - 0%
3,100	Sealed Air Corp.*	155,961
Cosmetics and Toiletries - 2.0%
4,050	Alberto-Culver Co.	175,811
20,300	Colgate-Palmolive Co.	1,075,088
1,400	International Flavors & Fragrances, Inc.*	46,186
110,887	Procter & Gamble Co.	6,208,563
		7,505,648
Cruise Lines - 0.1%
4,000	Carnival Corp. (U.S. Shares)	198,680
Data Processing and Management - 0.4%
18,200	Automatic Data Processing, Inc.	849,212
14,600	Fiserv, Inc.*	637,728
		1,486,940
Dental Supplies and Equipment - 0%
4,400	Patterson Companies, Inc.*	182,072
Disposable Medical Products - 0.5%
30,800	C.R. Bard, Inc.	1,921,304
Distribution/Wholesale - 0.6%
48,600	Genuine Parts Co.	2,156,382
2,900	W.W. Grainger, Inc.	194,242
		2,350,624
Diversified Financial Services - 0.1%
9,500	Morgan Stanley Co.*	516,895
Diversified Operations - 2.3%
7,900	3M Co.	600,242
1,600	Cooper Industries, Ltd. - Class A	113,424
18,000	Danaher Corp.	937,800
100	Eaton Corp.	5,883
125,000	General Electric Co.	4,238,750
6,300	ITT Industries, Inc.	640,080
3,200	Parker Hannifin Corp.	200,576
26,500	Textron, Inc.	1,909,060
2,400	Tyco International, Ltd. (U.S. Shares)	63,336
		8,709,151
Drug Delivery Systems - 0.4%
36,600	Hospira, Inc.*	1,458,510
Electric - Integrated - 6.9%
8,800	Allegheny Energy, Inc.*	248,688
26,200	Ameren Corp.	1,378,120
1,900	American Electric Power Company, Inc.	72,124
2,900	Cinergy Corp.	115,710
26,700	CMS Energy Corp.*	398,097
26,500	Consolidated Edison, Inc.	1,205,750
11,200	Constellation Energy Group, Inc.	613,760
16,400	Dominion Resources, Inc.	1,247,712
38,600	DTE Energy Co.	1,667,520
14,300	Duke Energy Corp.	378,664
70,600	Edison International	3,089,456
20,300	Entergy Corp.	1,435,616
46,200	Exelon Corp.	2,403,786
16,300	FirstEnergy Corp.	774,250
19,200	FPL Group, Inc.	826,752
67,100	PG&E Corp.	2,441,098
16,400	PPL Corp.	513,976
47,000	Public Service Enterprise Group, Inc.	2,955,830

Shares or Principal Amount		Value
Electric - Integrated - (continued)
30,500	Southern Co.	$1,067,195
56,100	TECO Energy, Inc.	970,530
14,300	TXU Corp.	1,440,725
38,900	Xcel Energy, Inc.	713,037
		$25,958,396
Electronic Components - Miscellaneous - 0.2%
21,900	Jabil Circuit, Inc.*	653,715
Electronic Components - Semiconductors - 1.1%
1,800	Advanced Micro Devices, Inc.*	41,796
15,900	Broadcom Corp. - Class A*	675,114
3,200	Freescale Semiconductor, Inc. - Class B*	76,416
31,700	Intel Corp.	744,950
52,400	National Semiconductor Corp.	1,185,812
7,000	QLogic Corp.*	211,120
35,100	Texas Instruments, Inc.	1,002,105
11,300	Xilinx, Inc.	270,635
		4,207,948
Electronic Measuring Instruments - 0.1%
7,500	Agilent Technologies, Inc.*	240,075
Engineering - Research and Development Services - 0%
1,300	Fluor Corp.	82,680
Enterprise Software/Services - 0.7%
65,100	BMC Software, Inc.	1,275,309
95,900	Oracle Corp.*	1,216,012
		2,491,321
Entertainment Software - 0%
1,400	Electronic Arts, Inc.*	79,632
Fiduciary Banks - 0.2%
5,300	Northern Trust Corp.	284,080
10,600	State Street Corp.	585,438
		869,518
Filtration and Separations Products - 0.1%
17,300	Pall Corp.	452,568
Finance - Consumer Loans - 0.7%
50,200	SLM Corp.	2,787,606
Finance - Credit Card - 0%
1,600	American Express Co.	79,632
Finance - Investment Bankers/Brokers - 2.5%
1,800	Bear Stearns Companies, Inc.	190,440
109,100	Charles Schwab Corp.	1,658,320
54,300	Citigroup, Inc.	2,485,854
18,400	Goldman Sachs Group, Inc.	2,325,208
21,600	Lehman Brothers Holdings, Inc.	2,584,872
6,500	Merrill Lynch & Company, Inc.	420,810
		9,665,504
Finance - Mortgage Loan Banker - 0%
2,700	Countrywide Financial Corp.	85,779
Food - Confectionary - 1.3%
51,600	Hershey Foods Corp.	2,932,428
30,100	Wm. Wrigley Jr. Co.	2,091,950
		5,024,378
Food - Diversified - 1.3%
26,200	Campbell Soup Co.	762,420
22,100	ConAgra Foods, Inc.	514,267
21,400	General Mills, Inc.	1,032,764

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 37

Janus Risk-Managed Stock Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Food - Diversified - (continued)
20,500	Kellogg Co.	$905,485
16,400	McCormick & Company, Inc.	496,756
66,500	Sara Lee Corp.	1,187,025
		4,898,717
Food - Meat Products - 0.1%
13,400	Tyson Foods, Inc. - Class A	238,520
Food - Retail - 0.1%
12,200	Safeway, Inc.*	283,772
Food - Wholesale/Distribution - 0.6%
72,800	Sysco Corp.	2,323,048
Forestry - 0%
1,000	Plum Creek Timber Company, Inc.	38,900
500	Weyerhaeuser Co.*	31,670
		70,570
Gas - Distribution - 0.2%
3,000	KeySpan Corp.	103,710
1,800	Nicor, Inc.	70,560
6,500	NiSource, Inc.	153,725
12,200	Sempra Energy Co.	540,460
		868,455
Health Care Cost Containment - 0.2%
18,200	McKesson Corp.	826,826
Home Decoration Products - 0.3%
46,000	Newell Rubbermaid, Inc.	1,057,540
Hotels and Motels - 0.8%
24,000	Hilton Hotels Corp.	466,800
13,800	Marriott International, Inc. - Class A	822,756
29,300	Starwood Hotels & Resorts Worldwide, Inc.	1,711,999
		3,001,555
Industrial Automation and Robotics - 0.5%
32,600	Rockwell Automation, Inc.	1,732,690
Industrial Gases - 0.1%
6,000	Air Products and Chemicals, Inc.	343,440
600	Praxair, Inc.	29,646
		373,086
Instruments - Scientific - 0.1%
8,500	Applera Corp. - Applied Biosystems Group	206,295
Insurance Brokers - 0.1%
12,400	Aon Corp.	419,740
4,900	Marsh & McLennan Companies, Inc.	142,835
		562,575
Investment Management and Advisory Services - 1.2%
620	Ameriprise Financial, Inc.	23,076
4,000	Federated Investors, Inc. - Class B	140,040
49,500	Franklin Resources, Inc.	4,374,315
1,300	T. Rowe Price Group, Inc.	85,176
		4,622,607
Life and Health Insurance - 1.2%
9,400	AFLAC, Inc.	449,132
15,900	CIGNA Corp.	1,842,333
1,600	Jefferson-Pilot Corp.	87,808
1,800	Principal Financial Group, Inc.	89,334
23,800	Prudential Financial, Inc.	1,732,402
4,400	Torchmark Corp.	232,452

Shares or Principal Amount		Value
Life and Health Insurance - (continued)
3,000	UnumProvident Corp.	$60,870
		4,494,331
Linen Supply and Related Items - 0%
1,700	Cintas Corp.	68,969
Machinery - Construction and Mining - 0.1%
5,500	Caterpillar, Inc.	289,245
Medical - Biomedical and Genetic - 0.4%
9,500	Amgen, Inc.*	719,720
4,800	Chiron Corp.*	211,872
5,500	Genzyme Corp.*	397,650
5,500	Millipore Corp.*	336,710
		1,665,952
Medical - Drugs - 3.8%
46,600	Abbott Laboratories	2,006,130
84,600	Bristol-Myers Squibb Co.	1,790,982
22,300	Eli Lilly and Co.	1,110,317
58,100	Forest Laboratories, Inc.*	2,202,571
46,200	King Pharmaceuticals, Inc.*	712,866
1,800	MedImmune, Inc.*	62,964
61,800	Merck & Company, Inc.	1,743,996
55,880	Pfizer, Inc.	1,214,831
91,700	Schering-Plough Corp.	1,865,178
32,100	Wyeth	1,430,376
		14,140,211
Medical - Generic Drugs - 0.5%
36,300	Mylan Laboratories, Inc.	697,323
34,000	Watson Pharmaceuticals, Inc.*	1,175,040
		1,872,363
Medical - HMO - 2.9%
37,400	Aetna, Inc.	3,312,144
6,200	Coventry Health Care, Inc.*	334,738
44,800	Humana, Inc.*	1,988,672
45,000	UnitedHealth Group, Inc.	2,605,050
32,700	WellPoint, Inc.*	2,442,036
		10,682,640
Medical - Hospitals - 1.6%
86,800	HCA, Inc.	4,182,892
82,600	Health Management Associates, Inc. - Class A	1,768,466
5,500	Tenet Healthcare Corp.*	46,310
		5,997,668
Medical - Nursing Homes - 0.2%
18,200	Manor Care, Inc.	677,950
Medical - Wholesale Drug Distributors - 1.0%
10,500	AmerisourceBergen Corp.	800,835
45,600	Cardinal Health, Inc.	2,850,456
		3,651,291
Medical Information Systems - 0%
7,500	IMS Health, Inc.	174,225
Medical Instruments - 1.7%
58,000	Guidant Corp.	3,654,000
24,500	Medtronic, Inc.	1,388,170
29,400	St. Jude Medical, Inc.*	1,413,258
		6,455,428

See Notes to Schedules of Investments and Financial Statements.

38 Janus Core, Risk-Managed and Value Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Medical Labs and Testing Services - 0.5%
5,600	Laboratory Corporation of America Holdings*	$270,200
33,100	Quest Diagnostics, Inc.	1,546,101
		1,816,301
Medical Products - 3.2%
40,500	Baxter International, Inc.	1,548,315
37,900	Becton, Dickinson and Co.	1,923,425
86,100	Johnson & Johnson	5,391,582
30,200	Stryker Corp.	1,240,314
23,300	Zimmer Holdings, Inc.*	1,485,841
		11,589,477
Multi-Line Insurance - 2.2%
8,600	ACE, Ltd.	448,060
38,500	Allstate Corp.	2,032,415
2,700	Hartford Financial Services Group, Inc.	215,325
42,500	Loews Corp.	3,951,650
31,200	MetLife, Inc.	1,541,592
900	XL Capital, Ltd. - Class A	57,654
		8,246,696
Multimedia - 0.6%
14,300	McGraw-Hill Companies, Inc.	699,842
86,200	News Corporation, Inc. - Class A	1,228,350
3,800	Viacom, Inc. - Class B	117,686
12,500	Walt Disney Co.	304,625
		2,350,503
Networking Products - 0%
8,000	Cisco Systems, Inc.*	139,600
Office Automation and Equipment - 0%
700	Pitney Bowes, Inc.	29,456
Office Supplies and Forms - 0%
600	Avery Dennison Corp.	33,990
Oil - Field Services - 0.8%
13,600	Baker Hughes, Inc.	747,456
8,300	BJ Services Co.	288,425
29,400	Halliburton Co.	1,737,540
2,200	Schlumberger, Ltd. (U.S. Shares)	199,694
1,900	Weatherford International, Ltd*	118,940
		3,092,055
Oil and Gas Drilling - 0.9%
9,600	Nabors Industries, Ltd.*	658,848
9,100	Noble Corp.	585,858
34,500	Transocean, Inc.*	1,983,405
		3,228,111
Oil Companies - Exploration and Production - 2.8%
8,100	Anadarko Petroleum Corp.	734,751
6,860	Apache Corp.	437,874
34,800	Burlington Resources, Inc.	2,513,256
13,800	Devon Energy Corp.	833,244
35,300	EOG Resources, Inc.	2,392,634
31,778	Kerr-McGee Corp.	2,702,401
3,300	Murphy Oil Corp.	154,605
17,800	XTO Energy, Inc.	773,588
		10,542,353
Oil Companies - Integrated - 3.7%
1,200	Amerada Hess Corp.	150,120
31,633	Chevron Corp.	1,805,295
50,900	ConocoPhillips	3,327,842

Shares or Principal Amount		Value
Oil Companies - Integrated - (continued)
98,900	Exxon Mobil Corp.	$5,552,246
8,911	Marathon Oil Corp.	536,086
30,900	Occidental Petroleum Corp.	2,437,392
		13,808,981
Oil Field Machinery and Equipment - 0.2%
15,000	National-Oilwell Varco, Inc.*	937,050
Oil Refining and Marketing - 1.7%
35,700	Sunoco, Inc.	2,659,650
37,400	Valero Energy Corp.	3,935,976
		6,595,626
Optical Supplies - 0.3%
7,000	Allergan, Inc.	625,100
6,600	Bausch & Lomb, Inc.	489,654
		1,114,754
Paper and Related Products - 0.1%
6,800	Temple-Inland, Inc.	250,444
Pharmacy Services - 1.9%
14,600	Caremark Rx, Inc.*	765,040
19,400	Express Scripts, Inc. - Class A*	1,462,954
89,617	Medco Health Solutions, Inc.*	5,063,361
		7,291,355
Photo Equipment and Supplies - 0.1%
13,100	Eastman Kodak Co.	286,890
Pipelines - 0.6%
26,500	Kinder Morgan, Inc.	2,408,850
Power Converters and Power Supply Equipment - 0.3%
54,600	American Power Conversion Corp.	1,167,894
Property and Casualty Insurance - 1.6%
6,200	Chubb Corp.	576,414
15,800	Progressive Corp.	1,829,798
25,900	SAFECO Corp.	1,442,630
46,800	St. Paul Travelers Companies, Inc.	2,107,404
		5,956,246
Publishing - Newspapers - 0.2%
3,500	Gannett Company, Inc.	219,310
11,700	Knight-Ridder, Inc.	624,546
		843,856
REIT - Apartments - 0.4%
3,900	Apartment Investment & Management Co.- Class A	149,760
31,200	Archstone-Smith Trust, Inc.	1,265,784
5,900	Equity Residential Properties Trust	231,575
		1,647,119
REIT - Diversified - 0%
1,200	Vornado Realty Trust	97,200
REIT - Office Property - 0.2%
29,500	Equity Office Properties Trust	908,600
REIT - Regional Malls - 0.5%
25,100	Simon Property Group, Inc.	1,797,662
REIT - Storage - 0.1%
4,600	Public Storage, Inc.	304,520
REIT - Warehouse and Industrial - 0.2%
19,700	ProLogis	847,100

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 39

Janus Risk-Managed Stock Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Retail - Apparel and Shoe - 0.4%
1,200	Limited, Inc.	$24,012
44,000	Nordstrom, Inc.	1,524,600
		1,548,612
Retail - Auto Parts - 0.2%
11,600	AutoZone, Inc.*	938,440
Retail - Automobile - 0.1%
17,700	Auto Nation, Inc.*	351,876
Retail - Building Products - 0%
1,600	Lowe's Companies, Inc.	97,232
Retail - Discount - 0.5%
13,700	Costco Wholesale Corp.	662,532
8,500	Family Dollar Stores, Inc.	188,190
4,400	Target Corp.	245,036
18,900	TJX Companies, Inc.	406,917
5,500	Wal-Mart Stores, Inc.	260,205
		1,762,880
Retail - Drug Store - 0.8%
68,700	CVS Corp.	1,676,967
32,900	Walgreen Co.	1,494,647
		3,171,614
Retail - Major Department Stores - 0.8%
38,700	J.C. Penney Company, Inc.	1,981,440
7,903	Sears Holdings Corp.*	950,336
		2,931,776
Retail - Office Supplies - 0.4%
60,800	Office Depot, Inc.*	1,673,824
Retail - Regional Department Stores - 0.7%
33,190	Federated Department Stores, Inc.	2,036,870
9,800	Kohl's Corp.*	471,674
		2,508,544
Retail - Restaurants - 1.4%
45,100	Darden Restaurants, Inc.	1,462,142
1,000	McDonald's Corp.	31,600
61,000	Starbucks Corp.*	1,725,080
20,200	Wendy's International, Inc.	943,744
24,400	Yum! Brands, Inc.	1,241,228
		5,403,794
Savings/Loan/Thrifts - 0.4%
28,000	Golden West Financial Corp.	1,644,440
Schools - 0%
3,000	Apollo Group, Inc. - Class A*	189,060
Semiconductor Components/Integrated Circuits - 0%
5,600	Linear Technology Corp.	185,976
Super-Regional Banks - 2.4%
86,826	Bank of America Corp.	3,797,770
4,700	KeyCorp	151,528
30,900	SunTrust Banks, Inc.	2,239,632
4,100	U.S. Bancorp	121,278
41,497	Wachovia Corp.	2,096,428
9,200	Wells Fargo & Co.	553,840
		8,960,476
Telecommunication Equipment - 0.2%
35,100	ADC Telecommunications, Inc.	612,495
2,900	Comverse Technology, Inc.*	72,790
		685,285

Shares or Principal Amount		Value
Telecommunication Equipment - Fiber Optics - 0.2%
35,600	Corning, Inc.*	$715,204
Telephone - Integrated - 2.5%
18,100	ALLTEL Corp.	1,119,666
173,300	AT&T Corp.	3,427,874
9,700	BellSouth Corp.	252,394
400	CenturyTel, Inc.	13,092
90,800	Citizens Communications Co.	1,111,392
15,100	SBC Communications, Inc.*	360,135
63,224	Sprint Nextel Corp.	1,473,751
54,900	Verizon Communications, Inc.	1,729,899
		9,488,203
Tobacco - 2.1%
49,100	Altria Group, Inc.	3,684,955
24,900	Reynolds American, Inc.	2,116,500
51,500	UST, Inc.	2,131,585
		7,933,040
Tools - Hand Held - 0.2%
1,400	Black & Decker Corp.	114,982
12,400	Snap-On, Inc.	446,648
2,200	Stanley Works	105,446
		667,076
Toys - 0.2%
46,700	Mattel, Inc.	688,825
Transportation - Railroad - 1.9%
54,500	Burlington Northern Santa Fe Corp.	3,382,270
21,600	CSX Corp.	989,496
25,100	Norfolk Southern Corp.	1,009,020
25,200	Union Pacific Corp.	1,743,336
		7,124,122
Transportation - Services - 0.5%
8,400	FedEx Corp.	772,212
15,700	United Parcel Service, Inc. - Class B	1,145,158
		1,917,370
Web Portals/Internet Service Providers - 0.1%
8,800	Yahoo!, Inc.*	325,336
Wireless Equipment - 0.4%
40,600	QUALCOMM, Inc.	1,614,256
Total Common Stock (cost $333,667,374)		362,748,971
Repurchase Agreement - 3.9%
$14,800,000	Bear Stearns & Company, Inc., 4.1125% dated 10/31/05, maturing 11/1/05 to be repurchased at $14,801,691 collateralized by $20,038,016 in U.S. Government Agencies 0%, 10/1/35; with a value of $15,096,116 (cost $14,800,000)	14,800,000
Short-Term U.S. Treasury Bill - 0.3%
1,000,000	U.S. Treasury Bill 3.425%, 12/22/05** (amortized cost $995,148)	995,148
Total Investments (total cost $349,462,522) – 99.8%		378,544,119
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		670,266
Net Assets – 100%		$379,214,385

See Notes to Schedules of Investments and Financial Statements.

40 Janus Core, Risk-Managed and Value Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$954,548	0.3%
Cayman Islands	3,074,977	0.8%
Netherlands	199,694	0.1%
Panama	198,680	0.1%
United States††	374,116,220	98.7%
Total	$378,544,119	100.0%

††Includes Short-Term Securities (94.7% excluding Short-Term Securities)

Financial Futures - Long
219 Contracts	S&P 500® E-mini expires December 2005, principal amount $13,556,447, value $13,246,763 cumulative depreciation	$(309,684)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 41

Janus Mid Cap Value Fund (unaudited)

Managed by

Perkins, Wolf, McDonnell

and Company, LLC

Performance Overview

During the 12-months ended October 31, 2005, as mid-cap stocks generally outperformed the broader market, Janus Mid Cap Value Fund – Investor Shares and Institutional Shares gained 14.26% and 14.40%, respectively. Meanwhile, the Fund's benchmark, the Russell Midcap® Value Index, returned 19.50%. For the same period, the S&P 500® Index and S&P MidCap 400 Index returned 8.72% and 17.65%, respectively.

The largest factor in the Fund's underperformance relative to its benchmark was its historically large cash position. Disappointing returns from stocks within the insurance and automotive sectors also diminished the Fund's performance. Our underweight stake relative to the benchmark in the insurance group suffered as our focus on property and casualty policy writers proved challenging in the wake of Hurricanes Katrina and Rita. The Fund's overweight position in auto-related names struggled amid a sales slump in automotive showrooms. A blend of community and regional banks lifted the Fund's smaller-than-the-benchmark stake in bank holdings, while our long-term significant overweight position in the energy sector bolstered returns as well.

Strategy in This Environment

Following a post-election rally in late 2004, mid-cap value stocks bounced around through much of the first half of 2005 before gradually climbing through the final months of the period. Market headwinds included historically high stock valuations and a steady tightening of the Federal Reserve's monetary policy. At the same time, volatile oil prices and fevered real estate markets continued to fuel fears of retrenchment in consumer demand.

Although growth-oriented names and riskier stocks gained in popularity, companies displaying classic value characteristics generally led the market. As investors bid prices higher, however, risk/reward profiles strayed from our targets. As we simply will not pursue investments in which the perceived downside risk outweighs the upside potential, replacing holdings that reached our price objectives proved an arduous task.

Despite the short-term challenges, we continue to adhere to our discipline, which has proven to be the key to our long-term success. This approach inhibited our performance in 2004's strong year-end rally, but has resulted in solid Fund performance in 2005.

Fund Composition

As of October 31, 2005, the Fund was 85.0% invested in equities with foreign stocks accounting for 4.7% of the holdings. The Fund's 10 largest positions represented 14.5% of its total net assets and we held 15.0% in cash.

Reinsurer and Auto Suppliers Proved a Drag on Performance

Among stocks that weighed most significantly on returns was our long-term holding in the high-quality Bermuda-based reinsurer IPC Holdings, which sagged as property and casualty insurance claims stemming from Hurricanes Katrina and Rita resulted in large underwriting losses.

In other areas, the woes of the automobile industry which extended to the smallest suppliers as the ripple effect of slowing sales levels spread, tripped up key equipment manufacturers such as interior fabricator Lear and tire maker Cooper Tire & Rubber. While we decided to liquidate our position in Lear, we have added to our holding in Cooper Tire & Rubber, convinced that its long-term outlook remains solid. Similarly, we held onto another laggard, cardboard box manufacturer Smurfit-Stone Container, which maintained healthy long-term prospects.

Fund Snapshot

This fund seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
Alliance Capital Management Holding L.P.	2.3%	–
Berkshire Hathaway, Inc. - Class B	1.7%	–
Old Republic International Corp.	1.6%	1.4%
Newfield Exploration Co.	1.5%	0.8%
Astoria Financial Corp.	1.3%	0.9%
Noble Energy, Inc.	1.3%	0.6%
Lubrizol Corp.	1.3%	1.1%
DPL, Inc.	1.2%	–
Anadarko Petroleum Corp.	1.2%	–
McGraw-Hill Companies, Inc.	1.1%	0.8%

42 Janus Core, Risk-Managed and Value Funds October 31, 2005

(unaudited)

Energy, Healthcare and Construction Names Bolstered Gains

Through much of the period, energy was the best-performing sector in the Fund, rewarding our decision to maintain a multi-year overweight stake relative to the benchmark. We continued to favor exploration and production (E&P) companies over their oil services peers, as we do not believe that the stocks fully reflect long-term normalized commodity prices. We eliminated some of our holdings such as EOG, Devon Energy, Unocal and Weatherford International which reached our price targets. We reinvested proceeds from these sales and increased weightings in most of our E&P holdings, including Newfield Exploration, a leading gainer. Elsewhere in the energy space, Arch Coal appreciated amid steadily climbing demand for coal-fueled electric generation.

Our biggest contributor to performance was Omnicare, a pharmacy services provider the holdings of which we opportunistically increased early in the fiscal period when it suffered a short-term earnings disappointment. Construction services firm Jacobs Engineering Group and Laidlaw International, which provides school, municipal and Greyhound bus service, were also among our top five contributors.

The Fund has historically benefited from merger and acquisition activity. This year has been similar as Unocal, Sungard Data Systems, Toys R Us, USF, Varco International, MBNA, Independence Community Bank, International Steel and Province Healthcare were the largest acquisitions.

Investment Strategy and Outlook

We are pleased with the Fund's strong absolute performance given our somewhat cautious portfolio positioning and our investment strategy of emphasizing stocks offering what we believe to be attractive risk/reward profiles. Our sensitivity to risk has been heightened in recent years, as we have seen the damaging impact of excessively negative declines on long-term returns. We continue to see little margin for error in the current market and remain concerned that current stock valuations could be vulnerable to reduced fiscal and monetary stimulus and geopolitical disturbances.

Moreover, there continues to be a fair amount of complacency among investors. Despite recent increases in the volatility index and equity risk premium embedded in valuations, both measures of market sentiment remain near historically low levels. Additionally, the market rebound since the autumn 2002 low has been equal in magnitude and longer in duration than the average 20th century bull market. Thus, we are even more sensitive to not stretching the investment discipline that has been the key to our long-term success.

We feel that substantially reducing the Fund's cash level would stretch our stringent selection criteria by taking on an inordinate amount of risk without adequate reward potential. However, if and as we find attractive opportunities we will become more invested. We recognize that this committed approach can sometimes result in short-term underperformance in a momentum-driven market. However, our focus remains on the long-term.

We are seeing an increasing blurring in the valuation differentials between growth and value stocks on one hand, and large- and small-caps on the other. As a result, the average capitalization of stocks in the Fund is somewhat larger than it was entering the fiscal year. Additionally, we are finding more relative value in fallen and undervalued growth stocks. Given these trends, the Fund's flexible charter continues to work in our favor, allowing us to invest in a wide range of capitalizations and industries and to seek values wherever we find them. Through this disciplined and opportunistic approach, we will strive to deliver consistent strong long-term returns relative to our benchmark.

From a macro perspective, we have longer-term concerns about the U.S. budget and trade deficits, a potentially weaker dollar and geopolitical risk. Moreover, if the lower market volatility we have recently experienced were to be upset, we are concerned that the extensive use of derivatives could exacerbate any resulting problems. In any case, we should not be surprised by any extended period of below-average returns for stocks and bonds.

Thank you for your investment in Janus Mid Cap Value Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Core, Risk-Managed and Value Funds October 31, 2005 43

Janus Mid Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Since Inception*
Janus Mid Cap Value Fund Investor Shares Institutional Shares(1)	14.26% 14.40%	14.70% 14.88%	17.57% 17.70%
Russell Midcap® Value Index	19.50%	12.82%	11.15%
Lipper Ranking - Investor Shares based on total returns for Mid-Cap Value Funds	139/248	11/102	3/79

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – August 12, 1998

(1) Closed to new investors.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Investor Shares Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,085.00	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69
Institutional Shares Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,085.60	$4.10
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97

*Expenses are equal to the annualized expense ratio of 0.92% for Investor Shares and 0.78% for Institutional Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Services for Institutional Shares.

See "Explanations of Charts, Tables and Financial Statements."

Berger Mid Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund - Investor Shares are those of Berger Mid Cap Value Fund - Investor Shares. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund - Institutional Shares are those of Berger Mid Cap Value Fund - Institutional Shares for the period May 17, 2002 to April 17, 2003 and Berger Mid Cap Value Fund - Investor Shares for periods prior to May 17, 2002.

Due to market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Janus Services has contractually agreed to waive the transfer agency fees payable by the Fund's Institutional Shares to the level indicated in the Statement of Additional Information until at least March 1, 2007. Without such waivers, total return would have been lower.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Investor share class only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

44 Janus Core, Risk-Managed and Value Funds October 31, 2005

Janus Mid Cap Value Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 85.0%
Advertising Agencies - 0.8%
500,000	Omnicom Group, Inc.	$41,480,000
Apparel Manufacturers - 0.3%
500,000	Jones Apparel Group, Inc.#	13,640,000
Automotive - Truck Parts and Equipment - Original - 0.7%
500,000	Magna International, Inc. - Class A (U.S. Shares)	34,860,000
Beverages - Wine and Spirits - 0.6%
450,000	Brown-Forman Corp. - Class B#	28,503,000
Brewery - 0.4%
330,000	Molson Coors Brewing Co. - Class B#	20,361,000
Broadcast Services and Programming - 0.6%
4,000,000	Liberty Media Corp. - Class A*	31,880,000
Building - Residential and Commercial - 0.7%
650,000	Pulte Homes, Inc.#	24,563,500
200,000	Standard Pacific Corp.	7,716,000
		32,279,500
Chemicals - Specialty - 1.3%
1,500,000	Lubrizol Corp.	62,385,000
Coal - 0.7%
450,000	Arch Coal, Inc.#	34,681,500
Commercial Banks - 0.9%
700,000	Compass Bancshares, Inc.	34,132,000
447,600	Valley National Bancorp	10,849,824
		44,981,824
Commercial Services - 0.7%
2,700,000	ServiceMaster Co.#	33,966,000
Computers - Integrated Systems - 0.4%
600,000	Diebold, Inc.	21,684,000
Containers - Metal and Glass - 0.4%
547,800	Ball Corp.#	21,566,886
Cosmetics and Toiletries - 2.3%
1,250,000	Alberto-Culver Co.	54,262,500
1,350,000	Avon Products, Inc.#	36,436,500
700,000	Estee Lauder Companies, Inc. - Class A	23,219,000
		113,918,000
Data Processing and Management - 0.7%
800,000	First Data Corp.	32,360,000
Diagnostic Equipment - 0.6%
1,200,000	Cytyc Corp.*,#	30,420,000
Distribution/Wholesale - 2.2%
350,000	Genuine Parts Co.	15,529,500
1,400,000	Tech Data Corp.*	48,496,000
650,000	W.W. Grainger, Inc.	43,537,000
		107,562,500
Diversified Operations - 1.0%
500,000	Dover Corp.	19,490,000
1,200,000	Tyco International, Ltd. (U.S. Shares)	31,668,000
		51,158,000
Diversified Operations-Commercial Services - 0.6%
1,800,000	Cendant Corp.#	31,356,000
Electric - Integrated - 1.2%
2,300,000	DPL, Inc.	59,271,000

Shares or Principal Amount		Value
Electric Products - Miscellaneous - 0.3%
200,000	Emerson Electric Co.#	$13,910,000
Electronic Components - Miscellaneous - 0.7%
1,150,000	Flextronics International, Ltd. (U.S. Shares)*,#	10,683,500
2,100,000	Vishay Intertechnology, Inc.*,#	23,814,000
		34,497,500
Electronic Components - Semiconductors - 0.7%
1,200,000	QLogic Corp.*,#	36,192,000
Engineering - Research and Development Services - 0.7%
550,000	Jacobs Engineering Group, Inc.*,#	35,062,500
Fiduciary Banks - 2.2%
870,000	Bank of New York Company, Inc.	27,222,300
1,700,000	Mellon Financial Corp.	53,873,000
500,000	State Street Corp.	27,615,000
		108,710,300
Finance - Commercial - 0.6%
650,000	CIT Group, Inc.	29,724,500
Food - Confectionary - 0.7%
750,000	J.M. Smucker Co.#	34,282,500
Food - Diversified - 0.8%
800,000	Corn Products International, Inc.	19,048,000
600,000	H.J. Heinz Co.	21,300,000
		40,348,000
Food - Wholesale/Distribution - 0.9%
1,400,000	Supervalu, Inc.	44,002,000
Forestry - 0.9%
1,100,000	Plum Creek Timber Company, Inc.	42,790,000
Gas - Distribution - 0.2%
296,600	ONEOK, Inc.#	8,524,284
Hotels and Motels - 0.3%
450,000	Fairmont Hotels & Resorts, Inc. (U.S. Shares)	14,638,500
Human Resources - 1.1%
1,200,000	Manpower, Inc.	54,336,000
Industrial Gases - 0.6%
520,000	Air Products and Chemicals, Inc.	29,764,800
Insurance Brokers - 0.6%
1,050,000	Arthur J. Gallagher & Co.#	30,891,000
Internet Infrastructure Equipment - 0.3%
550,000	Avocent Corp.*,#	16,863,000
Internet Security - 0.7%
1,550,000	Check Point Software Technologies, Ltd. (U.S. Shares)*,#	34,658,000
Investment Management and Advisory Services - 3.5%
2,100,000	Alliance Capital Management Holding L.P.*,#	111,153,000
900,000	Federated Investors, Inc. - Class B	31,509,000
1,450,000	Waddell & Reed Financial, Inc. - Class A	27,811,000
		170,473,000
Machinery - Farm - 0.6%
450,000	Deere & Co.	27,306,000
Medical - Biomedical and Genetic - 0.4%
300,000	Millipore Corp.*,#	18,366,000
Medical - Drugs - 0.6%
1,100,000	Endo Pharmaceuticals Holdings, Inc.*	29,612,000

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 45

Janus Mid Cap Value Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Medical - Generic Drugs - 0.6%
2,150,000	Perrigo Co.#	$28,745,500
Medical - Hospitals - 1.2%
1,550,000	Health Management Associates, Inc. - Class A#	33,185,500
651,564	LifePoint Hospitals, Inc.*,#	25,476,152
		58,661,652
Medical - Nursing Homes - 1.1%
1,450,000	Manor Care, Inc.#	54,012,500
Medical Instruments - 0.9%
400,000	Beckman Coulter, Inc.	19,704,000
900,000	Boston Scientific Corp.*,#	22,608,000
		42,312,000
Medical Labs and Testing Services - 1.1%
1,100,000	Laboratory Corporation of America Holdings*,#	53,075,000
Medical Products - 1.6%
950,000	Biomet, Inc.#	33,088,500
200,000	Cooper Companies, Inc.#	13,768,000
750,000	Henry Schein, Inc.*,#	29,730,000
		76,586,500
Medical Sterilization Products - 0.5%
1,100,000	Steris Corp.	25,091,000
Multi-Line Insurance - 1.6%
3,000,000	Old Republic International Corp.#	77,730,000
Multimedia - 1.1%
1,140,000	McGraw-Hill Companies, Inc.	55,791,600
Networking Products - 0.4%
1,600,000	Foundry Networks, Inc.*,#	19,088,000
Non-Hazardous Waste Disposal - 1.6%
850,000	Republic Services, Inc.	30,047,500
1,650,000	Waste Management, Inc.	48,691,500
		78,739,000
Office Automation and Equipment - 0.9%
3,200,000	Xerox Corp.*,#	43,424,000
Oil - Field Services - 0.8%
1,100,000	BJ Services Co.#	38,225,000
Oil and Gas Drilling - 1.6%
350,000	Nabors Industries, Ltd.*,#	24,020,500
500,000	Patterson-UTI Energy, Inc.	17,065,000
850,000	Precision Drilling Corp. (U.S. Shares)*,#	39,100,000
		80,185,500
Oil Companies - Exploration and Production - 7.6%
650,000	Anadarko Petroleum Corp.	58,961,500
370,000	Apache Corp.	23,617,100
600,000	Cimarex Energy Co.*	23,556,000
400,000	Houston Exploration Co.*,#	20,620,000
850,000	Murphy Oil Corp.	39,822,500
1,650,000	Newfield Exploration Co.*	74,794,501
1,600,000	Noble Energy, Inc.	64,080,000
300,000	Pioneer Natural Resources Co.	15,015,000
900,000	St. Mary Land & Exploration Co.#	30,609,000
500,000	Stone Energy Corp.*,#	22,950,000
		374,025,601
Oil Companies - Integrated - 0.7%
212,000	Chevron Corp.	12,098,840
350,000	Marathon Oil Corp.	21,056,000
		33,154,840

Shares or Principal Amount		Value
Oil Field Machinery and Equipment - 0.3%
100,000	Cooper Cameron Corp.*	$7,373,000
150,000	National-Oilwell Varco, Inc.*	9,370,500
		16,743,500
Paper and Related Products - 2.0%
1,425,000	Rayonier, Inc.	54,477,750
1,700,000	Smurfit-Stone Container Corp.*,#	17,952,000
690,000	Temple-Inland, Inc.	25,412,700
		97,842,450
Pharmacy Services - 1.0%
890,000	Omnicare, Inc.#	48,149,000
Pipelines - 0.7%
800,000	Western Gas Resources, Inc.#	34,640,000
Property and Casualty Insurance - 0.2%
150,000	Mercury General Corp.#	9,067,500
Publishing - Newspapers - 0.3%
400,000	Tribune Co.#	12,604,000
Publishing - Periodicals - 0.1%
373,400	Reader's Digest Association, Inc.	5,720,488
Radio - 0.9%
1,900,000	Cox Radio, Inc. - Class A*	27,170,000
1,053,500	Westwood One, Inc.	19,489,750
		46,659,750
Reinsurance - 2.5%
29,500	Berkshire Hathaway, Inc. - Class B*	83,042,500
1,496,100	IPC Holdings, Ltd.	39,392,313
		122,434,813
REIT - Health Care - 0.6%
1,150,000	Health Care Property Investors, Inc.#	29,267,500
REIT - Office Property - 1.2%
250,000	Alexandria Real Estate Equities, Inc.#	20,212,500
1,700,000	Trizec Properties, Inc.#	37,825,000
		58,037,500
REIT - Regional Malls - 0.6%
496,890	Macerich Co.	31,935,120
REIT - Shopping Centers - 0.4%
800,000	Equity One, Inc.	18,760,000
Retail - Apparel and Shoe - 0.7%
1,000,000	Gap, Inc.	17,280,000
750,000	Talbots, Inc.	19,567,500
		36,847,500
Retail - Drug Store - 0.7%
1,450,000	CVS Corp.	35,394,500
Retail - Major Department Stores - 0.4%
1,050,000	Saks, Inc.*	19,057,500
Retail - Restaurants - 0.8%
1,000,000	Applebee's International, Inc.	21,910,000
400,000	Wendy's International, Inc.	18,688,000
		40,598,000
Rubber - Tires - 0.7%
2,650,000	Cooper Tire & Rubber Co.#	36,199,000
Savings/Loan/Thrifts - 2.8%
2,350,000	Astoria Financial Corp.	65,682,500
934,600	Independence Community Bank Corp.	36,963,430
1,600,000	Washington Federal, Inc.	36,784,000
		139,429,930

See Notes to Schedules of Investments and Financial Statements.

46 Janus Core, Risk-Managed and Value Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Semiconductor Components/Integrated Circuits - 0.2%
900,000	Integrated Device Technology, Inc.*	$8,892,000
Super-Regional Banks - 1.9%
700,000	PNC Bank Corp.#	42,497,000
700,000	SunTrust Banks, Inc.	50,736,000
		93,233,000
Telecommunication Equipment - 0.7%
1,800,000	Andrew Corp.*,#	19,116,000
1,200,000	Avaya, Inc.*,#	13,824,000
		32,940,000
Telephone - Integrated - 2.1%
550,000	ALLTEL Corp.#	34,023,000
1,600,000	CenturyTel, Inc.#	52,368,000
705,700	IDT Corp.*	8,687,167
850,000	IDT Corp. - Class B*,#	10,149,000
		105,227,167
Television - 0.6%
1,150,000	Univision Communications, Inc. - Class A*,#	30,061,000
Toys - 0.5%
1,600,000	Mattel, Inc.	23,600,000
Transportation - Railroad - 1.7%
1,200,000	Kansas City Southern*,#	26,592,000
300,000	Norfolk Southern Corp.	12,060,000
650,000	Union Pacific Corp.#	44,967,000
		83,619,000
Transportation - Services - 1.1%
2,300,000	Laidlaw International, Inc.	52,302,000
Transportation - Truck - 1.3%
2,500,000	J.B. Hunt Transport Services, Inc.#	48,525,000
800,000	Werner Enterprises, Inc.#	14,336,000
		62,861,000
Wireless Equipment - 0.2%
1,550,000	Wireless Facilities, Inc.*,#	10,369,500
Total Common Stock (cost $3,764,938,639)		4,184,606,505
Money Markets - 11.1%
100,000,000	Janus Government Money Market Fund, 3.89%	100,000,000
245,000,000 Janus Institutional Cash Reserves Fund 3.87	%	245,000,000
200,000,000	Janus Money Market Fund, 3.86%	200,000,000
Total Money Markets (cost $545,000,000)		545,000,000
Other Securities - 4.7%
231,504,268	State Street Navigator Securities Lending Prime Portfolio† (cost $231,504,268)	231,504,268
Short-Term U.S. Government Agencies - 1.5%
$50,000,000	Federal Home Loan Bank System 3.55%, 11/4/05	49,985,208
25,000,000	Federal Home Loan Bank System 3.90%, 3/3/06	24,656,250
Total Short-Term U.S. Government Agencies (cost $74,654,792)		74,641,458

Shares or Principal Amount		Value
Time Deposit - 2.8%
$140,200,000	Societe Generale, ETD 4.00%, 11/1/05 (cost $140,200,000)	$140,200,000
Total Investments (total cost $4,756,297,699) – 105.1%		5,175,952,231
Liabilities, net of Cash, Receivables and Other Assets – (5.1)%		(252,843,552)
Net Assets – 100%		$4,923,108,679
Summary of Investments by Country
Country	Value	% of Investment Securities
Bermuda	$95,080,813	1.8%
Canada	88,598,500	1.7%
Israel	34,658,000	0.7%
Singapore	10,683,500	0.2%
United States††	4,946,931,418	95.6%
Total	$5,175,952,231	100.0%

††Includes Short-Term Securities and Other Securities (76.4% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 47

Janus Small Cap Value Fund
(unaudited) (closed to new investors)

Managed by

Perkins, Wolf, McDonnell

and Company, LLC

Performance Overview

During the 12-months ended October 31, 2005, Janus Small Cap Value Fund – Investor Shares and Institutional Shares gained 11.34% and 11.57%, respectively, versus a gain of 13.04% for its primary benchmark, the Russell 2000® Value Index.

The primary reason for the Fund's underperformance in comparison to its benchmark was its historically high cash position. However, our investments in auto-related companies and a relatively large position in Perrigo, a consumer pharmaceutical company, also detracted from results. All three auto-related stocks we owned during the year saw significant weakness as their typical past valuation lows were breached, and Perrigo struggled in dealing with new requirements placed on one of their larger products. That being said, on a stock-only basis, the Fund's results surpassed those of its benchmark. An overweight position in the energy sector and good stock picking in the basic materials area contributed strongly, as did our other healthcare holdings.

Strategy in This Environment

Other than the election rally in the 4th quarter of 2004, the last 12-months have been a much tougher environment for small-cap stocks than the last few years. While much money was made in oil producer and service stocks in both the Fund and the benchmark, as well as those companies that benefit from a strong real estate market, inflation concerns increased as the year progressed.

We've mentioned in past commentaries that the historically high valuations we have been finding in our small-cap universe didn't jive with the headwinds we were seeing, such as a steady tightening by the Federal Reserve, historically high operating margins and the increasing debt load of the average consumer. We have had trouble finding attractive longer-term risk/reward relationships to replace those holdings that have reached our price targets, and as a result our cash position has remained historically high. While this disciplined approach inhibited our participation in the strength of late 2004, the Fund has performed relatively well in a more difficult 2005. Our cash is the reciprocal of our bottom-up process, and we won't stretch that process in order to potentially capture short-term rewards.

Fund Composition

As of October 31, 2005, the Fund was 81.9% invested in equities with foreign stocks accounting for 1.0% of net assets. The Fund's 10 largest equity holdings represented 18.0% of its total net assets and we held 18.1% in cash.

Auto-Related Stocks and Perrigo Hindered Performance

The woes of the automobile industry, which extended to the smallest suppliers as the ripple of slowing sales levels spread, tripped up equipment manufacturers such as Superior Industries. Superior struggled against pricing headwinds, and their seemingly weaker competitors' willingness to take those prices, for much of the year. We have taken advantage of this weakness by recently adding to our position. The company has used its balance sheet strength to help improve its low cost position in the industry. There has been evidence that competitors are being forced out, and with the shares of Superior trading near tangible book value, we are comfortable with the stock's long-term prospects.

We also lowered our average cost in Cooper Tire & Rubber. Cost pressures depressed results during the year. The company divested its auto parts business and began to ramp up its high performance tire division. The company has ample cash on its

Fund Snapshot

This fund searches for small, out-of-favor companies misunderstood by the broader investment community.

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
Lubrizol Corp.	2.1%	2.4%
Wolverine World Wide, Inc.	2.0%	2.0%
Laidlaw International, Inc.	1.9%	1.5%
Old Republic International Corp.	1.8%	1.5%
Manor Care, Inc.	1.8%	1.9%
Home Properties, Inc.	1.8%	1.8%
Washington Federal, Inc.	1.7%	1.9%
Rayonier, Inc.	1.7%	2.0%
Supervalu, Inc.	1.7%	1.6%
St. Mary Land & Exploration Co.	1.5%	–

48 Janus Core, Risk-Managed and Value Funds October 31, 2005

(unaudited) (Closed to new investors)

balance sheet to pay down debt and/or buy back shares, and with the shares trading near tangible book value, we like our position here as well.

Perrigo stock declined due to new regulations on their pseudoephedrine products. This surprise had nothing to do with their product's efficacy, but rather an attempt to limit misuse. Taking the products behind the counter and dedicating resources toward developing substitutes caused some temporary shortfalls relative to expectations. With much of this behind them, and their generic prescription business growing, we added to our position on this weakness, and continue to hold the stock.

Energy, Materials and Healthcare Contributed to Performance

We were rewarded for maintaining an overweight position versus the benchmark in energy, as it was the best performing group during the past 12-months. While we pared back our weighting during the last few months of the period, as some of the stocks we owned achieved our objectives, we don't think the stocks we still own fully reflect fair value based on longer-term normalized commodity prices. The Fund has a focus on exploration and production companies, and all else being equal, we would likely look to add back to the group on any significant weakness.

Within the materials sector, our holding in Arch Coal led the entire Fund for the year. As energy prices surged, Arch did as well. The stock still trades at a discount to the value of its reserves, and we maintain a reduced position. Also, top ten holding Lubrizol, has done a nice job of integrating a recent acquisition, taking costs out and generating a fair amount of cash flow. It too was one of the Fund's top contributors.

Results in the healthcare sector were highly influenced by merger and acquisition activity. We have said in the past that while we don't count on buy-outs, it is a nice affirmation of our investment process. Over the last year, Accredo Health, Priority Healthcare and Province Healthcare were all acquired at substantial premiums. We maintained an overweight position in the sector, with investments in what we feel are quality equipment and service providers, with solid balance sheets and cash flows.

Investment Strategy and Outlook

Our sensitivity to risk has been heightened in recent years, as we are cognizant of the damaging impact of excessively negative declines on long-term returns in past market cycles. We continue to see little margin for error in the current market and remain concerned that current stock valuations could be vulnerable to reduced fiscal and monetary stimuli and geopolitical disturbances. The market rebound since the autumn 2002 low has been equal in magnitude and longer in duration than the average 20th century bull market. Thus, we are keenly sensitive to not stretching the investment discipline that has been the key to our long-term success.

We are fairly pleased with the Fund's absolute performance given our somewhat cautious positioning of the Fund's portfolio. As we move forward, we will look to use our large cash position to take advantage of attractive opportunities. Recently, some consumer stocks have disappointed and come well off of their highs. When those stocks reached attractive valuations based on lower expectations, we started small positions. Likewise, we have bought the shares of small banks and thrifts trading near their fifty-two week lows, with current yields of 3-4%. We have been underweight in both the consumer and bank and thrift areas for some time now. While the headwinds we have mentioned most definitely affect these areas, we feel the risk/reward potential based on lower prices and expectations are now more in our favor. Maintaining our discipline and being opportunistic, we feel, will continue to deliver consistently strong long-term returns relative to our benchmark.

Thank you for your investment in Janus Small Cap Value Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Core, Risk-Managed and Value Funds October 31, 2005 49

Janus Small Cap Value Fund (unaudited) (Closed to new investors)

Performance

Average Annual Total Return - for the periods ended October 31, 2005

	One Year	Five Year	Ten Year
Janus Small Cap Value Fund Investor Shares 11.34% 12.38% 15.95% Institutional Shares	11.57%	12.67%	16.24%
Russell 2000® Value Index	13.04%	14.68%	13.50%
Lipper Ranking - Investor Shares - based on total returns for Small-Cap Core Funds	426/604	82/345	N/A

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,092.20	$5.22
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04
Expense Example - Institutional Shares	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,093.40	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

*Expenses are equal to the annualized expense ratio of 0.99% for Investor Shares and 0.80% for Institutional Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Services for Institutional Shares.

See "Explanations of Charts, Tables and Financial Statements."

Berger Small Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Small Cap Value Fund - Investor Shares are those of Berger Small Cap Value Fund - Investor Shares for the period February 14, 1997 to April 17, 2003 and Berger Small Cap Value Fund - Institutional Shares (then known as The Omni Investment Fund) for periods prior to February 14, 1997. The returns shown for Janus Small Cap Value Fund - Institutional Shares are those of Berger Small Cap Value Fund - Institutional Shares for the periods prior to April 21, 2003.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

Due to market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility. This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Janus Services has contractually agreed to waive the transfer agency fees payable by the Fund's Institutional Shares to the level indicated in the Statement of Additional Information until at least March 1, 2007. Without such waivers total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper Ranking is for the Investor share class only; other classes may have different performance characteristics.

Fund ranking for 10 year period is not available from Lipper.

50 Janus Core, Risk-Managed and Value Funds October 31, 2005

Janus Small Cap Value Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 81.9%
Agricultural Chemicals - 1.4%
1,825,327	UAP Holding Corp.#	$34,863,746
Apparel Manufacturers - 0.5%
570,000	Kellwood Co.#	12,488,700
Automotive - Truck Parts and Equipment - Original - 0.7%
810,000	Superior Industries International, Inc.#,£	16,483,500
Building - Mobile Home and Manufactured Homes - 0.6%
1,200,000	Monaco Coach Corp.#	14,724,000
Building and Construction Products - Miscellaneous - 0.4%
431,500	Trex Company, Inc.*,#	8,962,255
Chemicals - Plastics - 1.4%
1,000,000	A. Schulman, Inc.#	20,410,000
760,800	Spartech Corp.#	14,432,376
		34,842,376
Chemicals - Specialty - 3.8%
1,400,000	Ferro Corp.#	24,976,000
1,250,000	Lubrizol Corp.	51,987,500
700,000	MacDermid, Inc.#	19,600,000
		96,563,500
Circuit Boards - 0.5%
1,500,000	TTM Technologies, Inc.*,#	11,985,000
Coal - 1.2%
377,000	Arch Coal, Inc.#	29,055,390
Commercial Banks - 4.5%
1,700,000	F.N.B. Corp.#	30,464,000
475,400	First Charter Corp.#	12,117,946
1,400,000	First Financial Bancorp.#	26,152,000
325,000	Hudson United Bancorp#	13,477,750
375,200	Old National Bancorp#	8,220,632
1,000,000	Susquehanna Bancshares, Inc.#	23,090,000
		113,522,328
Communications Software - 0.6%
800,000	Inter-Tel, Inc.#	14,808,000
Computer Services - 0.9%
750,000	Covansys Corp.*,#	12,000,000
528,200	Manhattan Associates, Inc.*,#	11,731,322
		23,731,322
Consulting Services - 0.4%
310,000	MAXIMUS, Inc.#	11,237,500
Decision Support Software - 0.8%
1,700,000	NetIQ Corp.*,#	20,383,000
Distribution/Wholesale - 0.5%
375,000	Tech Data Corp.*	12,990,000
Diversified Operations - 1.8%
500,000	A.O. Smith Corp.#,£	16,190,000
1,150,000	Federal Signal Corp.#	18,653,000
175,000	Harsco Corp.#	11,243,750
		46,086,750
Electronic Components - Miscellaneous - 0.5%
750,000	Technitrol, Inc.	12,615,000
Electronic Components - Semiconductors - 0.4%
1,700,000	Pixelworks, Inc.*,#	9,367,000
Electronic Measuring Instruments - 0.3%
300,000	Orbotech, Ltd.*	6,519,000

Shares or Principal Amount		Value
Engineering - Research and Development Services - 0.4%
175,000	EMCOR Group, Inc.*,#,£	$10,675,000
Food - Diversified - 0.4%
436,800	Corn Products International, Inc.	10,400,208
Food - Wholesale/Distribution - 1.7%
1,350,000	Supervalu, Inc.	42,430,500
Footwear and Related Apparel - 2.0%
2,400,000	Wolverine World Wide, Inc.	50,280,000
Human Resources - 0.4%
1,200,000	Spherion Corp.*,#	10,680,000
Internet Applications Software - 0.4%
1,110,000	Verity, Inc.*,#	11,044,500
Internet Infrastructure Equipment - 0.2%
200,000	Avocent Corp.*,#	6,132,000
Internet Security - 0.4%
1,471,900	SonicWALL, Inc.*	10,244,424
Investment Management and Advisory Services - 1.2%
1,597,000	Waddell & Reed Financial, Inc. - Class A#	30,630,460
Machine Tools and Related Products - 0.6%
400,000	Lincoln Electric Holdings, Inc.#	15,828,000
Machinery - General Industrial - 1.5%
950,000	Albany International Corp. - Class A	36,698,500
Medical - Generic Drugs - 1.4%
2,700,000	Perrigo Co.#	36,099,000
Medical - HMO - 0.4%
475,000	Molina Healthcare, Inc.*,#	9,761,250
Medical - Hospitals - 0.8%
515,000	LifePoint Hospitals, Inc.*,#	20,136,500
Medical - Nursing Homes - 1.8%
1,250,000	Manor Care, Inc.#	46,562,500
Medical Information Systems - 0.5%
700,000	Dendrite International, Inc.*,#	12,285,000
Medical Products - 1.1%
550,000	Invacare Corp.#	18,584,500
550,000	Wright Medical Group, Inc.*,#	10,235,500
		28,820,000
Medical Sterilization Products - 1.1%
1,200,000	Steris Corp.	27,372,000
Metal Processors and Fabricators - 1.9%
1,100,000	Kaydon Corp.#	32,505,000
800,000	Worthington Industries, Inc.#	16,096,000
		48,601,000
Multi-Line Insurance - 1.8%
1,800,000	Old Republic International Corp.	46,638,000
Networking Products - 0.5%
1,000,000	Foundry Networks, Inc.*,#	11,930,000
Oil - Field Services - 1.2%
405,900	Tetra Technologies, Inc.*,#	11,353,023
550,000	Universal Compression Holdings, Inc.*,#	19,607,500
		30,960,523
Oil Companies - Exploration and Production - 6.8%
500,000	Forest Oil Corp.*	21,840,000
400,000	Houston Exploration Co.*	20,620,000
500,000	Newfield Exploration Co.*	22,665,000

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 51

Janus Small Cap Value Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
1,700,000	Petrohawk Energy Corp.*,#	$21,012,000
600,000	Plains Exploration & Production Co.*	23,400,000
300,000	Remington Oil & Gas Corp.*	10,500,000
1,110,000	St. Mary Land & Exploration Co.#	37,751,100
340,000	Stone Energy Corp.*,#	15,606,000
		173,394,100
Paper and Related Products - 3.8%
1,671,000	Glatfelter#	22,708,890
1,125,000	Rayonier, Inc.	43,008,750
443,700	Schweitzer-Mauduit International, Inc.#	10,746,414
1,700,000	Wausau Paper Corp.	18,615,000
		95,079,054
Property and Casualty Insurance - 0.9%
950,000	Harleysville Group, Inc.	23,085,000
Publishing - Periodicals - 1.4%
2,300,000	Reader's Digest Association, Inc.#	35,236,000
Radio - 1.1%
1,400,000	Cox Radio, Inc. - Class A*,#	20,020,000
227,600	Entercom Communications Corp.*	6,570,812
		26,590,812
Reinsurance - 0.8%
728,200	IPC Holdings, Ltd.#	19,173,506
REIT - Apartments - 1.8%
1,150,000	Home Properties, Inc.#	44,677,500
REIT - Manufactured Homes - 1.1%
650,000	Equity Lifestyle Properties, Inc.£	27,514,500
REIT - Office Property - 1.7%
200,000	Alexandria Real Estate Equities, Inc.	16,170,000
1,000,000	Brandywine Realty Trust, Inc.#	27,400,000
		43,570,000
REIT - Warehouse and Industrial - 1.2%
400,000	EastGroup Properties, Inc.#	17,480,000
300,000	First Industrial Realty Trust, Inc.#	12,189,000
		29,669,000
Retail - Apparel and Shoe - 0.7%
950,000	Aeropostale, Inc.	18,563,000
Retail - Convenience Stores - 0.9%
1,100,000	Casey's General Stores, Inc.#	23,738,000
Retail - Discount - 1.8%
2,080,000	Big Lots, Inc.*,#	24,065,600
1,400,000	Fred's, Inc.#	20,860,000
		44,925,600
Retail - Propane Distribution - 0.5%
400,000	Inergy L.P.*,#	11,396,000
Retail - Restaurants - 0.5%
600,000	Bob Evans Farms, Inc.#	13,446,000
Rubber - Tires - 1.2%
2,200,000	Cooper Tire & Rubber Co.#	30,052,000
Savings/Loan/Thrifts - 6.5%
2,200,000	Brookline Bancorp, Inc.#	30,910,000
1,550,000	Dime Community Bancshares#	22,320,000
2,250,000	First Niagara Financial Group, Inc.#	33,142,500
1,900,000	Provident Financial Services, Inc.#	33,440,000
1,880,000	Washington Federal, Inc.#	43,221,200
		163,033,700

Shares or Principal Amount		Value
Telephone - Integrated - 0.5%
1,150,000	IDT Corp. - Class B*,#	$13,731,000
Transportation - Railroad - 1.4%
1,600,000	Kansas City Southern*,#	35,456,000
Transportation - Services - 1.9%
2,100,000	Laidlaw International, Inc.	47,754,000
Transportation - Truck - 1.6%
540,000	Heartland Express, Inc.#	10,665,000
550,000	J.B. Hunt Transport Services, Inc.	10,675,500
1,000,000	Werner Enterprises, Inc.#	17,920,000
		39,260,500
Wireless Equipment - 0.9%
3,730,000	Stratex Networks, Inc.*,#	9,548,800
1,950,000	Wireless Facilities, Inc.*,#	13,045,500
		22,594,300
Total Common Stock (cost $1,711,974,311)		2,067,377,304
Money Market - 10.1%
130,000,000	Janus Institutional Cash Reserves Fund 3.87%	130,000,000
25,000,000	Janus Government Money Market Fund 3.89%	25,000,000
100,000,000	Janus Money Market Fund 3.86%	100,000,000
Total Money Market (cost $255,000,000)		255,000,000
Other Securities - 12.5%
314,590,371	State Street Navigator Securities Lending Prime Portfolio† (cost $314,590,371)	314,590,371
Repurchase Agreement - 2.2%
$55,000,000	Bear Stearns & Company, Inc., 4.1125% dated 10/31/05, maturing 11/1/05 to be repurchased at $55,006,283 collateralized by $74,465,600 in U.S. Government Agencies 0%, 10/1/35; with a value of $56,100,432 (cost $55,000,000)	55,000,000
Short-Term U.S. Government Agencies - 1.0%
25,000,000	Fannie Mae 3.75%, 12/30/05 (amortized cost $24,846,354)	24,846,354
Time Deposit - 4.9%
124,000,000	Societe Generale, ETD 4.00%, 11/1/05 (cost $124,000,000)	124,000,000
Total Investments (total cost $2,485,411,036) – 112.6%		2,840,814,029
Liabilities, net of Cash, Receivables and Other Assets – (12.6)%		(316,988,400)
Net Assets – 100%		$2,523,825,629

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$19,173,506	0.7%
Israel	6,519,000	0.2%
United States††	2,815,121,523	99.1%
Total	$2,840,814,029	100.0%

††Includes Short-Term Securities and Other Securities (71.9% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

52 Janus Core, Risk-Managed and Value Funds October 31, 2005

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Janus Core, Risk-Managed and Value Funds October 31, 2005 53

Statements of Assets and Liabilities

As of October 31, 2005 (all numbers in thousands except net asset value per share)	Janus Balanced Fund	Janus Contrarian Fund		Janus Core Equity Fund	Janus Growth and Income Fund
Assets:
Investments at cost(1)	$2,726,336	$2,358,004		$683,760	$5,084,792
Investments at value(1)	$3,025,054	$3,164,727		$793,502	$6,133,983
Cash	1,049	2,550		2,118	1,018
Cash denominated in foreign currency(2)	4	–		1	–
Receivables:
Investments sold	3,481	24,452		62	24,882
Fund shares sold	953	2,957		1,529	8,820
Dividends	578	2,142		370	5,033
Interest	12,647	19		10	37
Other assets	51	63		15	99
Variation margin	–	–		–	–
Forward currency contracts	900	6,455		244	1,734
Total Assets	3,044,717	3,203,365		797,851	6,175,606
Liabilities:
Payables:
Securities loaned (Note 1)	530,684	273,204		56,079	380,258
Investments purchased	1,899	18,489		19,783	52,264
Fund shares repurchased	2,952	1,867		496	3,703
Advisory fees	1,175	1,570		358	2,986
Transfer agent fees and expenses	488	650		154	1,166
Administrative services fees - Investor Shares	N/A	N/A		N/A	N/A
Administrative services fees - Institutional Shares	N/A	N/A		N/A	N/A
Non-interested Trustees' fees and expenses	8	9		–	22
Foreign tax liability	–	681		–	–
Accrued expenses	116	300		76	266
Forward currency contracts	88	271		16	–
Total Liabilities	537,410	297,041		76,962	440,665
Net Assets	$2,507,307	$2,906,324		$720,889	$5,734,941
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,469,622	$2,191,235		$685,206	$5,230,566
Undistributed net investment income/(loss)*	7,053	6,744		1,879	6,478
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(268,898)	(103,904)		(76,162)	(553,033)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	299,530	812,249	(3)	109,966	1,050,930
Total Net Assets	$2,507,307	$2,906,324		$720,889	$5,734,941
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	115,954	204,737		32,541	168,802
Net Asset Value Per Share	$21.62	$14.20		$22.15	$33.97
Net Assets - Investor Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share
Net Assets - Institutional Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share

*See Note 4 in Notes to Financial Statements.

(1)  Investments at cost and value include $518,416,167, $265,702,817, $54,495,134, $370,306,741, $225,897,851 and $306,057,503 of securities loaned for Janus Balanced Fund, Janus Contrarian Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund, respectively (Note 1).

(2) Includes cost of $3,649 and $946 for Janus Balanced Fund and Janus Core Equity Fund, respectively.

(3) Net of foreign taxes on investments of $680,965 and $14,949 for Janus Contrarian Fund and Janus Research Fund, respectively.

See Notes to Financial Statements.

54 Janus Core, Risk-Managed and Value Funds October 31, 2005

As of October 31, 2005 (all numbers in thousands except net asset value per share)	Janus Research Fund		Janus Risk-Managed Stock Fund	Janus Mid Cap Value Fund	Janus Small Cap Value Fund
Assets:
Investments at cost(1)	$44,657		$349,463	$4,756,298	$2,485,411
Investments at value(1)	$47,020		$378,544	$5,175,952	$2,840,814
Cash	189		275	592	594
Cash denominated in foreign currency(2)	–		–	–	–
Receivables:
Investments sold	2,032		–	68,378	22,651
Fund shares sold	269		530	7,765	2,057
Dividends	22		314	1,422	2,196
Interest	–		2	1,321	669
Other assets	1		9	109	62
Variation margin	–		110	–	–
Forward currency contracts	101		–	–	–
Total Assets	49,634		379,784	5,255,539	2,869,043
Liabilities:
Payables:
Securities loaned (Note 1)	–		–	231,504	314,590
Investments purchased	1,833		–	93,624	23,550
Fund shares repurchased	303		251	3,415	4,976
Advisory fees	23		158	2,617	1,522
Transfer agent fees and expenses	14		90	868	317
Administrative services fees - Investor Shares	N/A		16	177	57
Administrative services fees - Institutional Shares	N/A		N/A	30	50
Non-interested Trustees' fees and expenses	1		1	15	17
Foreign tax liability	15		–	–	–
Accrued expenses	41		54	180	138
Forward currency contracts	–		–	–	–
Total Liabilities	2,230		570	332,430	345,217
Net Assets	$47,404		$379,214	$4,923,109	$2,523,826
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$44,048		$328,446	$4,085,579	$1,790,813
Undistributed net investment income/(loss)*	(57)		2,387	24,712	25,938
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	964		19,609	393,163	351,672
Unrealized appreciation/(depreciation) of investments and foreign currency translations	2,449	(3)	28,772	419,655	355,403
Total Net Assets	$47,404		$379,214	$4,923,109	$2,523,826
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,268		24,819
Net Asset Value Per Share	$11.11		$15.28
Net Assets - Investor Shares				$4,188,183	$1,338,093
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)				180,201	42,945
Net Asset Value Per Share				$23.24	$31.16
Net Assets - Institutional Shares				$734,926	$1,185,733
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)				31,482	37,788
Net Asset Value Per Share				$23.34	$31.38

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 55

Statements of Operations

For the fiscal year ended October 31, 2005 (all numbers in thousands)	Janus Balanced Fund	Janus Contrarian Fund	Janus Core Equity Fund	Janus Growth and Income Fund
Investment Income:
Interest	$49,196	$543	$621	$1,474
Securities lending income	612	176	85	545
Dividends	24,521	36,636	8,580	83,977
Dividends from affiliate	23	875	–	–
Foreign tax withheld	(464)	(831)	(181)	(1,494)
Total Income	73,888	37,399	9,105	84,502
Expenses:
Advisory fees	14,964	17,385	3,917	33,819
Transfer agent fees and expenses	5,934	6,524	1,605	12,088
Registration fees	37	28	22	47
Postage and mailing expenses	187	402	92	560
Custodian fees	49	331	22	130
Professional fees	28	32	22	34
Non-interested Trustees' fees and expenses	65	63	23	123
Printing expenses	246	503	133	776
System fees	21	21	21	20
Administrative services fees	N/A	N/A	N/A	N/A
Other expenses	106	94	43	211
Non-recurring costs (Note 2)	1	1	–	1
Cost assumed by Janus Capital Management LLC (Note 2)	(1)	(1)	–	(1)
Total Expenses	21,637	25,383	5,900	47,808
Expense and Fee Offset	(151)	(216)	(60)	(320)
Net Expenses	21,486	25,167	5,840	47,488
Less: Excess Expense Reimbursement	N/A	N/A	N/A	N/A
Net Expenses after Expense Reimbursement	21,486	25,167	5,840	47,488
Net Investment Income/(Loss)	52,402	12,232	3,265	37,014
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	134,459	343,770	85,709	401,165
Net realized gain/(loss) from foreign currency transactions	(1,182)	(16,171)	(461)	1,618
Net realized gain/(loss) from futures contracts	–	–	–	–
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	40,241	155,720 (2)	19,261	395,783
Payment from affiliate (Note 2)	47	1	150	1
Net Gain/(Loss) on Investments	173,565	483,320	104,659	798,567
Net Increase/(Decrease) in Net Assets Resulting from Operations	$225,967	$495,552	$107,924	$835,581

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

(2)  Net of foreign taxes on investments of $680,965 and $14,949 for Janus Contrarian Fund and Janus Research Fund, respectively.

See Notes to Financial Statements.

56 Janus Core, Risk-Managed and Value Funds October 31, 2005

For the fiscal year ended October 31, 2005 (all numbers in thousands)	Janus Research Fund(1)	Janus Risk-Managed Stock Fund	Janus Mid Cap Value Fund	Janus Small Cap Value Fund
Investment Income:
Interest	$28	$479	$13,237	$9,571
Securities lending income	–	–	980	739
Dividends	181	5,080	49,921	35,706
Dividends from affiliate	–	–	5,990	4,684
Foreign tax withheld	(4)	–	(150)	–
Total Income	205	5,559	69,978	50,700
Expenses:
Advisory fees	131	1,542	27,930	19,772
Transfer agent fees and expenses	68	782	9,191	5,356
Registration fees	43	20	106	2
Postage and mailing expenses	10	45	298	150
Custodian fees	16	26	49	38
Professional fees	20	39	36	35
Non-interested Trustees' fees and expenses	4	16	112	86
Printing expenses	16	65	362	184
System fees	15	20	23	22
Administrative services fees	N/A	154	2,197	1,382
Other expenses	6	28	120	114
Non-recurring costs (Note 2)	N/A	–	1	1
Cost assumed by Janus Capital Management LLC (Note 2)	N/A	–	(1)	(1)
Total Expenses	329	2,737	40,424	27,141
Expense and Fee Offset	(4)	(24)	(202)	(152)
Net Expenses	325	2,713	40,222	26,989
Less: Excess Expense Reimbursement	(70)	N/A	(650)	(2,227)
Net Expenses after Expense Reimbursement	255	2,713	39,572	24,762
Net Investment Income/(Loss)	(50)	2,846	30,406	25,938
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	966	18,888	398,535	355,236
Net realized gain/(loss) from foreign currency transactions	(9)	–	–	–
Net realized gain/(loss) from futures contracts	–	948	–	–
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	2,449 (2)	13,575	115,055	(74,087)
Payment from affiliate (Note 2)	–	–	46	106
Net Gain/(Loss) on Investments	3,406	33,411	513,636	281,255
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,356	$36,257	$544,042	$307,193

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 57

Statements of Changes in Net Assets

For the fiscal year ended October 31 (all numbers in thousands)	Janus Balanced Fund		Janus Contrarian Fund		Janus Core Equity Fund
	2005	2004	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$52,402	$58,844	$12,232	$1,834	$3,265	$1,575
Net realized gain/(loss) from investment and foreign currency transactions	133,277	234,919	327,599	156,789	85,248	69,999
Net realized gain/(loss) from futures contracts	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	40,241	(54,556)	155,720	243,712	19,261	(3,728)
Payment from affiliate (Note 2)	47	7	1	1	150	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	225,967	239,214	495,552	402,336	107,924	67,846
Dividends and Distributions to Shareholders:
Net investment income*	(52,907)	(60,267)	(5,326)	–	(2,694)	(2,483)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–
Net Increase/(Decrease) from Dividends and Distributions	(52,907)	(60,267)	(5,326)	–	(2,694)	(2,483)
Capital Share Transactions:
Shares sold	283,331	414,755	559,308	254,750	142,128	73,143
Redemption fees	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	52,071	59,337	5,190	–	2,609	2,392
Shares repurchased	(850,578)	(1,732,181)	(532,359)	(771,963)	(142,347)	(235,481)
Net Increase/(Decrease) from Capital Share Transactions	(515,176)	(1,258,089)	32,139	(517,213)	2,390	(159,946)
Net Increase/(Decrease) in Net Assets	(342,116)	(1,079,142)	522,365	(114,877)	107,620	(94,583)
Net Assets:
Beginning of period	2,849,423	3,928,565	2,383,959	2,498,836	613,269	707,852
End of period	$2,507,307	$2,849,423	$2,906,324	$2,383,959	$720,889	$613,269
Undistributed net investment income/(loss)*	$7,053	$7,603	$6,744	$740	$1,879	$1,177

*See Note 4 in Notes to Financial Statements.

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

See Notes to Financial Statements.

58 Janus Core, Risk-Managed and Value Funds October 31, 2005

For the fiscal year ended October 31 (all numbers in thousands)	Janus Growth and Income Fund		Janus Research Fund	Janus Risk-Managed Stock Fund
	2005	2004	2005(1)	2005	2004
Operations:
Net investment income/(loss)	$37,014	$13,102	$(50)	$2,846	$936
Net realized gain/(loss) from investment and foreign currency transactions	402,783	364,006	957	18,888	9,035
Net realized gain/(loss) from futures contracts	–	–	–	948	157
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	395,783	85,564	2,449	13,575	6,509
Payment from affiliate (Note 2)	1	1	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	835,581	462,673	3,356	36,257	16,637
Dividends and Distributions to Shareholders:
Net investment income*	(38,046)	(14,882)	–	(1,229)	(249)
Net realized gain/(loss) from investment transactions*	–	–	–	(9,375)	(1,972)
Net Increase/(Decrease) from Dividends and Distributions	(38,046)	(14,882)	–	(10,604)	(2,221)
Capital Share Transactions:
Shares sold	904,078	599,620	50,006	218,693	108,272
Redemption fees	N/A	N/A	N/A	61	42
Reinvested dividends and distributions	36,957	14,417	–	10,475	2,185
Shares repurchased	(1,180,839)	(1,887,758)	(5,958)	(57,571)	(31,948)
Net Increase/(Decrease) from Capital Share Transactions	(239,804)	(1,273,721)	44,048	171,658	78,551
Net Increase/(Decrease) in Net Assets	557,731	(825,930)	47,404	197,311	92,967
Net Assets:
Beginning of period	5,177,210	6,003,140	–	181,903	88,936
End of period	$5,734,941	$5,177,210	$47,404	$379,214	$181,903
Undistributed net investment income/(loss)*	$6,478	$3,425	$(57)	$2,387	$771

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 59

Statements of Changes in Net Assets (continued)

For the fiscal year ended October 31 (all numbers in thousands)	Janus Mid Cap Value Fund		Janus Small Cap Value Fund
	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$30,406	$15,407	$25,938	$31,505
Net realized gain/(loss) from investment and foreign currency transactions	398,535	328,535	355,236	539,106
Net realized gain/(loss) from futures contracts	–	(1,152)	–	–
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	115,055	40,641	(74,087)	(106,657)
Payment from affiliate (Note 2)	46	142	106	2
Net Increase/(Decrease) in Net Assets Resulting from Operations	544,042	383,573	307,193	463,956
Dividends and Distributions to Shareholders:
Net investment income *
Investor Shares	(11,969)	(8,528)	(13,720)	(6,832)
Institutional Shares	(2,433)	(2,336)	(16,289)	(9,867)
Net realized gain from investment transactions*
Investor Shares	(273,351)	–	(218,723)	–
Institutional Shares	(41,556)	–	(207,212)	–
Net Increase/Decrease from Dividends and Distributions	(329,309)	(10,864)	(455,944)	(16,699)
Capital Share Transactions:
Shares sold
Investor Shares	1,675,465	1,712,689	236,048	285,854
Institutional Shares	261,928	164,746	184,760	225,324
Reinvested dividends and distributions
Investor Shares	270,828	7,653	207,625	5,697
Institutional Shares	42,831	2,291	203,816	8,735
Shares repurchased
Investor Shares	(921,816)	(550,282)	(511,627)	(703,692)
Institutional Shares	(64,185)	(53,135)	(529,090)	(543,775)
Net Increase/(Decrease) from Capital Share Transactions	1,265,051	1,283,962	(208,468)	(721,857)
Net Increase/(Decrease) in Net Assets	1,479,784	1,656,671	(357,219)	(274,600)
Net Assets:
Beginning of period	3,443,325	1,786,654	2,881,045	3,155,645
End of period	$4,923,109	$3,443,325	$2,523,826	$2,881,045
Undistributed net investment income/(loss)*	$24,712	$10,161	$25,938	$30,008

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

60 Janus Core, Risk-Managed and Value Funds October 31, 2005

Financial Highlights

	Janus Balanced Fund
For a share outstanding during each fiscal year ended October 31	2005		2004		2003		2002	2001
Net Asset Value, Beginning of Period		$20.33	$19.34		$18.08		$19.27	$22.83
Income from Investment Operations:
Net investment income/(loss)	.42		.38		.38		.47	.56
Net gain/(loss) on securities (both realized and unrealized)	1.28		.99		1.28		(1.20)	(2.48)
Total from Investment Operations	1.70		1.37		1.66		(.73)	(1.92)
Less Distributions and Other:
Dividends (from net investment income)*	(.41)		(.38)		(.40)		(.46)	(.61)
Distributions (from capital gains)*	–		–		–		–	(1.03)
Payment from affiliate	–	(1)	–	(1)	–		–	–
Total Distributions and Other	(.41)		(.38)		(.40)		(.46)	(1.64)
Net Asset Value, End of Period	$21.62		$20.33		$19.34		$18.08	$19.27
Total Return	8.43	%(2)	7.11	%(2)	9.34%		(3.85)%	(8.83)%
Net Assets, End of Period (in thousands)	$2,507,307		$2,849,423		$3,928,565		$3,935,993	$4,410,240
Average Net Assets for the Period (in thousands)	$2,720,829		$3,234,587		$4,004,101		$4,278,174	$4,663,032
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.80%		0.87%		0.89%		0.86%	0.85%
Ratio of Net Expenses to Average Net Assets(3)	0.79%		0.87%		0.88%		0.84%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.93%		1.82%		2.00%		2.44%	2.79%
Portfolio Turnover Rate	47%		45%		73%		88%	117%
	Janus Contrarian Fund
For a share outstanding during each fiscal year ended October 31	2005		2004		2003		2002	2001
Net Asset Value, Beginning of Period	$11.74		$9.97		$6.95		$8.42	$11.29
Income from Investment Operations:
Net investment income/(loss)	.05		.01		–	(5)	– (5)	.03
Net gain/(loss) on securities both realized and unrealized)	2.44		1.76		3.03		(1.45)	(2.65)
Total from Investment Operations	2.49		1.77		3.03		(1.45)	(2.62)
Less Distributions and Other:
Dividends (from net investment income)*	(.03)		–		(.01	)(6)	(.02)	(.02)
Distributions (from capital gains)*	–		–		–		–	(.23)
Payment from affiliate	–	(1)	–	(1)	–		–	–
Total Distributions and Other	(.03)		–		(.01)		(.02)	(.25)
Net Asset Value, End of Period	$14.20		$11.74		$9.97		$6.95	$8.42
Total Return	21.19	%(2)	17.75	%(2)	43.57%		(17.23)%	(23.61)%
Net Assets, End of Period (in thousands)	$2,906,324		$2,383,959		$2,498,836		$1,287,494	$1,954,667
Average Net Assets for the Period (in thousands)	$2,716,329		$2,497,342		$1,862,723		$1,808,435	$2,665,589
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.93%		0.98%		1.02%		1.01%	0.92%
Ratio of Net Expenses to Average Net Assets(3)	0.93%		0.98%		1.01%		0.98%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.45%		0.07%		(0.17)%		0.03%	0.29%
Portfolio Turnover Rate	42%		30%		44%		60%	77%

*See Note 4 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(6)  Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 61

Financial Highlights (continued)

	Janus Core Equity Fund
For a share outstanding during each fiscal year ended October 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$18.78		$17.04		$14.99	$16.78	$24.25
Income from Investment Operations:
Net investment income/(loss)	.11		.05		.07	.11	.17
Net gain/(loss) on securities both realized and unrealized)	3.34		1.75		2.09	(1.81)	(4.98)
Total from Investment Operations	3.45		1.80		2.16	(1.70)	(4.81)
Less Distributions and Other:
Dividends (from net investment income)*	(.08)		(.06)		(.11)	(.09)	(.13)
Distributions (from capital gains)*	–		–		–	–	(2.53)
Payment from affiliate	–	(1)	–		–	–	–
Total Distributions and Other	(.08)		(.06)		(.11)	(.09)	(2.66)
Net Asset Value, End of Period	$22.15		$18.78		$17.04	$14.99	$16.78
Total Return	18.44	%(2)	10.61%		14.54%	(10.26)%	(21.70)%
Net Assets, End of Period (in thousands)	$720,889		$613,269		$707,852	$706,548	$732,949
Average Net Assets for the Period (in thousands)	$652,913		$653,639		$708,023	$801,601	$875,515
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.90%		0.97%		0.97%	0.92%	0.95%
Ratio of Net Expenses to Average Net Assets(3)	0.89%		0.97%		0.96%	0.89%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.50%		0.24%		0.40%	0.66%	0.85%
Portfolio Turnover Rate	74%		58%		77%	98%	115%
	Janus Growth and Income Fund
For a share outstanding during each fiscal year ended October 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$29.29		$27.12		$23.70	$27.99	$40.88
Income from Investment Operations:
Net investment income/(loss)	.24		.07		.17	.20	.32
Net gain/(loss) on securities (both realized and unrealized)	4.66		2.17		3.43	(4.28)	(11.24)
Total from Investment Operations	4.90		2.24		3.60	(4.08)	(10.92)
Less Distributions and Other:
Dividends (from net investment income)*	(.22)		(.07)		(.18)	(.21)	(.35)
Distributions (from capital gains)*	–		–		–	–	(1.62)
Payment from affiliate	–	(1)	–	(1)	–	–	–
Total Distributions and Other	(.22)		(.07)		(.18)	(.21)	(1.97)
Net Asset Value, End of Period	$33.97		$29.29		$27.12	$23.70	$27.99
Total Return	16.79	%(5)	8.28	%(5)	15.20%	(14.62)%	(27.66)%
Net Assets, End of Period (in thousands)	$5,734,941		$5,177,210		$6,003,140	$5,327,674	$6,575,281
Average Net Assets for the Period (in thousands)	$5,454,668		$5,568,170		$5,715,041	$6,479,535	$7,758,499
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.88%		0.92%		0.91%	0.90%	0.87%
Ratio of Net Expenses to Average Net Assets(3)	0.87%		0.92%		0.91%	0.88%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.68%		0.24%		0.67%	0.73%	0.96%
Portfolio Turnover Rate	38%		41%		50%	49%	59%

*See Note 4 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended October 31, 2005, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  During the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

62 Janus Core, Risk-Managed and Value Funds October 31, 2005

	Janus Research Fund
For a share outstanding during the period ended October 31	2005(1)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)
Net gain/(loss) on securities (both realized and unrealized)	1.12
Total from Investment Operations	1.11
Less Distributions and Other:
Dividends from net investment income*	–
Distributions from net realized gains*	–
Payment from affiliate	–	(2)
Total Distributions and Other	–
Net Asset Value, End of Period (in thousands)	$11.11
Total Return**	11.10	%(3)
Net Assets, End of Period (in thousands)	$47,404
Average Net Assets for the Period (in thousands)	$29,920
Ratio of Gross Expenses to Average Net Assets***(4)(5)	1.27	%(6)
Ratio of Net Expenses to Average Net Assets***(4)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.24)%
Portfolio Turnover Rate***	86%

	Janus Risk-Managed Stock Fund
For a share outstanding during each fiscal year or period ended October 31	2005	2004		2003(7)
Net Asset Value, Beginning of Period	$13.98	$12.44		$10.00
Income from Investment Operations:
Net investment income/(loss)	.12	.08		.01
Net gain/(loss) on securities (both realized and unrealized)	1.89	1.75		2.43
Total from Investment Operations	2.01	1.83		2.44
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	(.03)		–
Distributions (from capital gains)*	(.63)	(.26)		–
Redemption fees	– (8)	–	(8)	–	(8)
Total Distributions and Other	(.71)	(.29)		–
Net Asset Value, End of Period	$15.28	$13.98		$12.44
Total Return**	14.79%	15.06%		24.40%
Net Assets, End of Period (in thousands)	$379,214	$181,903		$88,936
Average Net Assets for the Period (in thousands)	$308,431	$129,518		$50,912
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.89%	0.69	%(9)	1.13	%(9)
Ratio of Net Expenses to Average Net Assets***(4)	0.88%	0.69%		1.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.92%	0.72%		0.24%
Portfolio Turnover Rate***	81%	71%		39%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal period ended.

(3)  During the period ended October 31, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(6)  The ratio was 1.61% before waiver of certain fees incurred by the Fund.

(7)  Fiscal period February 28, 2003 (inception date) through October 31, 2003.

(8)  Redemption fees aggregated less than $.01 on a per share basis for the period or year ended.

(9)  The ratio was 1.07% in 2004 and 1.78% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 63

Financial Highlights - Investor Shares

For a share outstanding during each fiscal year ended October 31, 2005 and 2004, the six month fiscal period ended October 31, 2003, the seven month fiscal period ended April 30, 2003	Janus Mid Cap Value Fund(1)
and through each fiscal year ended September 30, 2002 and 2001	2005		2004		2003	2003		2002		2001
Net Asset Value, Beginning of Period	$22.22		$18.94		$15.15	$13.71		$14.30		$14.43
Income from Investment Operations:
Net investment income/(loss)	.14		.10		.03	.03		.02		.06
Net gain/(loss) on securities (both realized and unrealized)	2.89		3.28		3.76	1.44		(.23)		1.27
Total from Investment Operations	3.03		3.38		3.79	1.47		(.21)		1.33
Less Distributions and Other:
Dividends (from net investment income)*	(.08)		(.10)		–	(.03)		(.03)		(.10)
Distributions (from capital gains)*	(1.93)		–		–	–		(.35)		(1.36)
Payment from affiliate	–	(2)	–	(2)	–	–		–		–
Total Distributions and Other	(2.01)		(.10)		–	(.03)		(.38)		(1.46)
Net Asset Value, End of Period	$23.24		$22.22		$18.94	$15.15		$13.71		$14.30
Total Return**	14.26	%(3)	17.92	%(4)	25.02%	10.73%		(1.96)%		9.70%
Net Assets, End of Period (in thousands)	$4,188,183		$2,978,875		$1,494,209	$1,033,772		$782,101		$148,505
Average Net Assets for the Period (in thousands)	$3,797,215		$2,244,533		$1,262,496	$962,030		N/A		N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)(7)	0.93%		0.94%		1.08%	1.14	%(8)	1.17%		1.22%
Ratio of Net Expenses to Average Net Assets***(5)(6)	0.92%		0.94%		1.08%	1.14%		N/A		N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.67%		0.56%		0.45%	0.44%		0.28%		0.78%
Portfolio Turnover Rate***	86%		91%		97%	94%		65%		116%
For a share outstanding during each fiscal year ended October 31, 2005 and 2004 the six month fiscal period ended October 31, 2003, the seven month fiscal period ended April 30, 2003	Janus Small Cap Value Fund(9)
and through each fiscal year ended September 30, 2002 and 2001	2005		2004		2003	2003		2002		2001
Net Asset Value, Beginning of Period	$32.98		$28.63		$23.07	$21.96		$24.49		$24.78
Income from Investment Operations:
Net investment income/(loss)	.29		.31		.09	.03		.06		.22
Net gain/(loss) on securities (both realized and unrealized)	3.16		4.16		5.47	2.07		(.16)		1.41
Total from Investment Operations	3.45		4.47		5.56	2.10		(.10)		1.63
Less Distributions and Other:
Dividends (from net investment income)*	(.31)		(.12)		–	(.03)		(.18)		(.32)
Distributions (from capital gains)*	(4.96)		–		–	(.96)		(2.25)		(1.60)
Payment from affiliate	–	(2)	–	(2)	–	–		–		–
Total Distributions and Other:	(5.27)		(.12)		–	(.99)		(2.43)		(1.92)
Net Asset Value, End of Period	$31.16		$32.98		$28.63	$23.07		$21.96		$24.49
Total Return**	11.34	%(4)	15.65	%(4)	24.15%	9.56%		(2.52)%		6.65%
Net Assets, End of Period (in thousands)	$1,338,093		$1,480,885		$1,658,312	$1,476,575		$1,461,278		$1,378,894
Average Net Assets for the Period (in thousands)	$1,440,206		$1,630,099		$1,575,178	$1,457,263		N/A		N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)(7)	1.00%		1.02%		1.10%	1.14	%(10)	1.17	%(10)	1.14	%(10)
Ratio of Net Expenses to Average Net Assets***(5)(6)	0.99%		1.02%		1.10%	1.13	%(10)	N/A		N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.84%		0.91%		0.63%	0.22%		0.20%		0.99%
Portfolio Turnover Rate***	44%		50%		60%	45%		39%		47%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended October 31, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing errors and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%

(4)  During the fiscal year ended October 31, 2005 and/or the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing errors and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  Certain prior year amounts have been reclassified to conform to current year presentation.

(6)  See "Explanations of Charts, Tables and Financial Statements."

(7)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(8)  The ratio was 1.17% in 2003, before waiver of certain fees incurred by the Fund.

(9)  Berger Small Cap Value Fund prior to reorganization (Note 1).

(10)  The ratio was 1.20% in 2003, 1.17% in 2002 and 1.14% in 2001.

See Notes to Financial Statements.

64 Janus Core, Risk-Managed and Value Funds October 31, 2005

Financial Highlights - Institutional Shares

For a share outstanding during each fiscal year ended October 31, 2005 and 2004 the six month fiscal period ended October 31, 2003, the seven month fiscal period ended April 30, 2003	Janus Mid Cap Value Fund(1)
and through the fiscal period ended September 30, 2002	2005		2004		2003		2003	2002(2)
Net Asset Value, Beginning of Period	$22.31		$19.02		$15.19		$13.72	$17.88
Income from Investment Operations:
Net investment income/(loss)	.15		.14		.05		.06	.02
Net gain/(loss) on securities (both realized and unrealized)	2.92		3.29		3.78		1.44	(4.18)
Total from Investment Operations	3.07		3.43		3.83		1.50	(4.16)
Less Distributions and Other:
Dividends (from net investment income)*	(.11)		(.14)		–		(.03)	–
Distributions (from capital gains)*	(1.93)		–		–		–	–
Payment from affiliate	–	(3)	–	(3)	–		–	–
Total Distributions and Other	(2.04)		(.14)		–		(.03)	–
Net Asset Value, End of Period	$23.34		$22.31		$19.02		$15.19	$13.72
Total Return**	14.40	%(4)	18.14	%(4)	25.21%		10.96%	(23.27)%
Net Assets, End of Period (in thousands)	$734,926		$464,450		$292,445		$176,768	$111,101
Average Net Assets for the Period (in thousands)	$597,747		$395,466		$233,830		$148,748	N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)(7)	0.77	%(8)	0.77	%(8)	0.78	%(8)	0.79%	0.78%
Ratio of Net Expenses to Average Net Assets***(5)(6)	0.77%		0.77%		0.78%		0.79%	0.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.82%		0.74%		0.75%		0.80%	0.83%
Portfolio Turnover Rate***	86%		91%		97%		94%	65%

For a share outstanding during each fiscal year ended October 31, 2005 and 2004 the six month fiscal period ended October 31, 2003, the seven month fiscal period ended April 30, 2003	Janus Small Cap Value Fund(9)
and through each fiscal year ended September 30, 2002 and 2001	2005		2004		2003		2003	2002	2001
Net Asset Value, Beginning of Period	$33.19		$28.82		$23.18		$22.08	$24.58	$24.87
Income from Investment Operations:
Net investment income/(loss)	.37		.39		.13		.07	.12	.28
Net gain/(loss) on securities (both realized and unrealized)	3.17		4.18		5.51		2.06	(.13)	1.42
Total from Investment Operations	3.54		4.57		5.64		2.13	(.01)	1.70
Less Distributions and Other:
Dividends (from net investment income)*	(.39)		(.20)		–		(.07)	(.24)	(.39)
Distributions (from capital gains)*	(4.96)		–		–		(.96)	(2.25)	(1.60)
Payment from affiliate	–	(3)	–		–		–	–	–
Total Distributions and Other	(5.35)		(.20)		–		(1.03)	(2.49)	(1.99)
Net Asset Value, End of Period	$31.38		$33.19		$28.82		$23.18	$22.08	$24.58
Total Return**	11.57	%(4)	15.91%		24.23%		9.74%	(2.13)%	6.93%
Net Assets, End of Period (in thousands)	$1,185,733		$1,400,160		$1,497,333		$1,286,580	$1,223,227	$1,185,004
Average Net Assets for the Period (in thousands)	$1,323,226		$1,486,714		$1,454,779		$1,245,661	N/A	N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)(7)	0.79	%(10)	0.81	%(10)	0.82	%(10)	0.87%	0.82%	0.84%
Ratio of Net Expenses to Average Net Assets***(5)(6)	0.79%		0.81%		0.82%		0.87%	0.82%	0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.05%		1.12%		0.91%		0.48%	0.53%	1.26%
Portfolio Turnover Rate***	44%		50%		60%		45%	39%	47%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).

(2)  Fiscal period May 17, 2002 (inception date) through September 30, 2002.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended October 31, 2005 and/or the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.

(5)  Certain prior year amounts have been reclassified to conform to current year presentation.

(6)  See "Explanations of Charts, Tables and Financial Statements."

(7)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(8)  The ratio was 0.88% in 2005, 0.90% in 2004 and 1.08% in 2003, before waiver of certain fees incurred by the Fund.

(9)  Berger Small Cap Value Fund prior to reorganization (Note 1).

(10)  The ratio was 0.96% in 2005, 0.99% in 2004 and 1.10% in 2003, before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2005 65

Notes to Schedules of Investments

Balanced Index	The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500® Index (55%) and the Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Balanced Funds	Funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index	Measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell Midcap® Value Index	Measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

S&P MidCap 400 Index	The Standard & Poor's MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks is a widely recognized, unmanaged index of common stock prices.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

66 Janus Core, Risk-Managed and Value Funds October 31, 2005

ADR	American Depositary Receipt

ETD	Euro Time Deposit

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Exchange

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or mortgage backed securities (with extended settlement dates).

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security in Janus Contrarian Fund with accrued interest in the amount of $601,787 that was written-off August 21, 2001.

  ß  Security is illiquid.

  ‡‡  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan as of October 31, 2005.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

§  Schedule of Restricted and Illiquid Securities

	Acquisition Date	Cost	Acquisition Value	Value as a % of Net Assets
Janus Growth and Income Fund
Merrill Lynch & Company, Inc. convertible, (EnCana Corp. - U.S. Shares), 20.00% (144A)	10/18/05	$27,422,221	$26,789,480	0.5%
Merrill Lynch & Company, Inc. convertible, (Valero Energy Corp.), 19.04% (144A)	10/6/05	45,690,047	46,462,780	0.8%
Morgan Stanley Co. convertible, (NVIDIA Corp.), 14.30% (144A)	4/28/05	22,844,541	27,270,144	0.5%
Morgan Stanley Co. convertible, (Sirius Satellite Radio, Inc.), 14.00% (144A)	8/3/05	22,868,268	19,549,216	0.3%
		$118,825,077	$120,071,620	2.1%

The Funds have registration rights for certain restricted securities held as of October 31, 2005. The issuer incurs all registration costs.

ºº Schedule of Fair Valued Securities (as of October 31, 2005)

	Value	Value as a % of Net Assets
Janus Contrarian Fund
Ames Department Stores, Inc., 10.00% senior notes, due 4/15/06	$–	0.0%
Bharat Forge, Ltd. - expires 8/6/06	256,842	0.0%
	$256,842	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Fund's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

Janus Core, Risk-Managed and Value Funds October 31, 2005 67

Notes to Schedules of Investments (continued)

£The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2005.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/05
Janus Contrarian Fund
Ballarpur Industries, Ltd.	–	$–	–	$–	$–	$874,909	$23,585,470
Playboy Enterprises, Inc. - Class B	200,000	2,652,622	–	–	–	–	25,354,958
TVSL S.A. (U.S. Shares)(1)	–	–	1,185,983	59,575,754	4,436,514	–	39,013,300
		$2,652,622		$59,575,754	$4,436,514	$874,909	$87,953,728

(1) Name change from SBS Broadcasting S.A. to TVSL S.A. (U.S. Shares) effective 10/25/05.

Janus Growth and Income Fund
Align Technology, Inc.	450,105	$3,804,856	–	$–	$–	$–	$23,141,614
Janus Small Cap Value
A.O. Smith Corp.	–	$–	700,000	$11,113,339	$9,133,227	$446,288	$16,190,000
EMCOR Group, Inc.	–	–	893,600	33,045,329	9,442,121	–	10,675,000
Equity Lifestyle Properties, Inc.(2)	–	–	600,000	20,055,552	2,843,315	84,375	27,514,500
Pinnacle Systems, Inc.	72,100	291,046	3,572,100	30,508,107	(10,652,734)	–	–
Superior Industries International, Inc.	150,000	3,159,841	1,110,000	45,291,491	(15,674,138)	554,221	16,483,500
		$3,450,887		$140,013,818	$(4,908,209)	$1,084,884	$70,863,000

(2) Name change from Manufactured Home Communities to Equity Lifestyles Properties effective 11/23/04.

Aggregate collateral segregated to cover margin, segregation requirements on open futures contracts, forward currency contracts and/or mortgage backed securities (with extended settlement dates) as of October 31, 2005 are noted below.

Fund	Aggregate Value
Core
Janus Balanced Fund	$102,226,795
Janus Contrarian Fund	328,241,901
Janus Core Equity Fund	33,907,711
Janus Growth and Income Fund	224,865,342
Janus Research Fund	8,433,985
Risk-Managed
Janus Risk-Managed Stock Fund	995,148

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of a Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2005.

68 Janus Core, Risk-Managed and Value Funds October 31, 2005

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Balanced Fund, Janus Contrarian Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has twenty-nine funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Contrarian Fund, which is classified as nondiversified. The Funds are no-load investments.

On April 21, 2003, Berger Small Cap Value Fund and Berger Mid Cap Value Fund (collectively the "Reorganizing Funds") participated in a tax-free reorganization with Janus Small Cap Value Fund and Janus Mid Cap Value Fund, respectively (collectively the "Value Funds"). Both the Reorganizing Funds and the Value Funds have Investor and Institutional Shares. The plan of reorganization provided for the transfer for assets and liabilities of the Reorganizing Funds to the Value Funds. The Value Funds were created to serve as "shells" for the transfer of net assets of the Reorganizing Funds. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to April 30, 2003 are the financial highlights of the Reorganizing Funds. Subsequent to the reorganization, the Value Funds changed their fiscal year end from September 30 to April 30 and then to October 31.

Prior to April 21, 2003 Berger Mid Cap Value Fund was a series established under the Berger Investment Portfolio Trust, a Delaware business trust. Berger Small Cap Value Fund was the only portfolio established under the Berger Omni Investment Trust, a Massachusetts business trust. Berger Mid Cap Value Fund and Berger Small Cap Value Fund offered two separate classes of shares: Investor Shares and Institutional Shares. All classes of each fund had identical rights to earnings, assets and voting privileges. Effective March 31, 2000, both classes of Berger Small Cap Value Fund were closed to new investors. Berger Mid Cap Value Fund – Institutional Shares was also closed to new investors.

Janus Capital Management LLC ("Janus Capital") invested $2,500,000 of initial seed capital in Janus Research Fund on February 25, 2005. Janus Capital redeemed the initial seed capital of $2,500,000 on June 3, 2005.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days or less for which market quotations are not readily available are valued on the basis of amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. For any Fund with multiple classes, income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage

Janus Core, Risk-Managed and Value Funds October 31, 2005 69

Notes to Financial Statements (continued)

of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds will not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2005, the Funds had on loan securities valued as indicated:

Fund	Value at October 31, 2005
Core
Janus Balanced Fund	$518,416,167
Janus Contrarian Fund	265,702,817
Janus Core Equity Fund	54,495,134
Janus Growth and Income Fund	370,306,741
Value
Janus Mid Cap Value Fund	225,897,851
Janus Small Cap Value Fund	306,057,503

As of October 31, 2005, the Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at October 31, 2005
Core
Janus Balanced Fund	$530,683,696
Janus Contrarian Fund	273,204,484
Janus Core Equity Fund	56,078,777
Janus Growth and Income Fund	380,258,239
Value
Janus Mid Cap Value Fund	231,504,268
Janus Small Cap Value Fund	314,590,371

As of October 31, 2005, all cash collateral received by the Funds was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations (if applicable).

During the fiscal year ended October 31, 2005, there were no securities lending arrangements for Janus Research Fund and Janus Risk-Managed Stock Fund.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2005, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency

70 Janus Core, Risk-Managed and Value Funds October 31, 2005

exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Bank Loans

Janus Balanced Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit risk and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which a Fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR'').

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Funds utilize an independent third party to value individual bank loans on a daily basis.

The average daily value of borrowings outstanding under bank loan arrangements were $2,099,983 and the related weighted average rate was 6.475% during the fiscal year ended October 31, 2005 for Janus Balanced Fund.

Futures Contracts

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. In addition, Janus Risk-Managed Stock Fund may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Funds' custodian.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds'

Janus Core, Risk-Managed and Value Funds October 31, 2005 71

Notes to Financial Statements (continued)

custodian sufficient to cover the purchase price. As of October 31, 2005, there were no Funds invested in when-issued securities.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Additional Investment Risk

The Funds, particularly Janus Balanced Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends for Janus Balanced Fund and Janus Growth and Income Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Core
Janus Balanced Fund	All Asset Levels	0.55
Janus Contrarian Fund	All Asset Levels	0.64
Janus Core Equity Fund	All Asset Levels	0.60
Janus Growth and Income Fund	All Asset Levels	0.62
Janus Research Fund	All Asset Levels	0.64
Risk-Managed
Janus Risk-Managed Stock Fund	All Asset Levels	0.50
Value
Janus Mid Cap Value Fund	All Asset Levels	0.64
Janus Small Cap Value Fund	All Asset Levels	0.72

Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to Janus Risk-Managed Stock Fund. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Fund.

Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to Janus Mid Cap Value Fund and Janus Small Cap Value Fund. As compensation for its services, Perkins receives, directly from each Value Fund, a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund for providing or procuring recordkeeping, subaccounting and other administrative services to the investors.

Each of the Funds pays Janus Services an asset-weighted average annual fee based on the proportion of each of the Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account (excluding Janus Mid Cap Value Fund - Institutional Shares and Janus Small Cap Value Fund) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

72 Janus Core, Risk-Managed and Value Funds October 31, 2005

By written agreement, Janus Services has agreed until March 1, 2007 to waive the transfer agency fee payable so that the total operating expenses (excluding extraordinary expenses) by the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund do not exceed 0.77% and 0.79%, respectively. Amounts waived by Janus Capital are disclosed as Excess Expense reimbursement on the Statement of Operations.

Until at least March 1, 2007 provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the Janus Research Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate of 1.25%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

A 2.00% redemption fee may be imposed on shares of the Janus Risk-Managed Stock Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus Risk-Managed Stock Fund were $61,086 for the fiscal year ended October 31, 2005.

During the fiscal year ended October 31, 2005, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Funds
Core
Janus Balanced Fund	$32,556
Janus Core Equity Fund	150,254
Janus Research Fund(1)	196

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

During the fiscal year ended October 31, 2005, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Funds
Core
Janus Balanced Fund	$14,243
Janus Contrarian Fund	564
Janus Growth and Income Fund	1,325
Value
Janus Mid Cap Value Fund - Investor Shares	46,036
Janus Mid Cap Value Fund - Institutional Shares	242
Janus Small Cap Value Fund - Investor Shares	99,051
Janus Small Cap Value Fund - Institutional Shares	6,485

For the fiscal year ended October 31, 2005, Janus Capital assumed $23,556 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series ("Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios, except Janus Research Fund and Janus Triton Fund, based on the Portfolios' respective net assets at July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Portfolio's respective net assets at July 31, 2004. These non-recurring costs and offsetting waiver are shown on the Statement of Operations. The effect of non-recurring costs was de minimis.

Certain officers and Trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Funds.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Custody credits received reduce Custodian Fees. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2005, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 10/31/05
Janus Institutional Cash Reserves Fund
Janus Balanced Fund	$35,000,000	$35,000,000	$23,215	$–
Janus Mid Cap Value Fund	245,000,000	160,000,000	5,177,912	245,000,000
Janus Small Cap Value Fund	155,000,000	165,000,000	3,374,682	130,000,000
	$435,000,000	$360,000,000	$8,575,809	$375,000,000
Janus Government Money Market Fund
Janus Mid Cap Value Fund	$100,000,000	$–	$545,570	$100,000,000
Janus Small Cap Value Fund	25,000,000	–	90,767	25,000,000
	$125,000,000	$–	$636,337	$125,000,000
Janus Money Market Fund
Janus Mid Cap Value Fund	$200,000,000	$–	$266,466	$200,000,000
Janus Small Cap Value Fund	100,000,000	–	133,233	100,000,000
	$300,000,000	$–	$399,699	$300,000,000

Janus Core, Risk-Managed and Value Funds October 31, 2005 73

Notes to Financial Statements (continued)

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Core
Janus Balanced Fund	$843,887,981	$1,404,951,838	$396,894,089	$305,091,115
Janus Contrarian Fund	1,143,013,002	1,131,354,771	–	–
Janus Core Equity Fund	479,813,115	471,512,366	–	–
Janus Growth and Income Fund	2,038,811,169	2,321,604,179	–	–
Janus Research Fund(1)	59,668,859	16,678,590	–	–
Risk-Managed
Janus Risk-Managed Stock Fund	393,758,454	235,927,463	–	–
Value
Janus Mid Cap Value Fund	4,045,108,623	3,225,477,678	–	–
Janus Small Cap Value Fund	1,007,831,278	1,647,510,399	–	–

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Core
Janus Balanced Fund(1)	$7,052,574	$–	$(259,905,422)	$218,321	$290,319,281
Janus Contrarian Fund(1)	7,323,740	37,164,391	(103,660,285)	4,146,192	770,114,825
Janus Core Equity Fund	1,879,455	–	(73,979,455)	(3,712)	107,786,789
Janus Growth and Income Fund(1)	6,478,212	–	(525,062,113)	5,210	1,022,953,987
Janus Research Fund(2)	1,212,776	60,794	–	(4,154)	2,086,240
Risk-Managed
Janus Risk-Managed Stock Fund	6,776,224	14,998,518	–	–	28,993,341
Value
Janus Mid Cap Value Fund	161,748,730	261,246,609	–	–	414,534,239
Janus Small Cap Value Fund	80,760,315	297,358,852	–	–	354,893,945

(1) Capital loss carryovers subject to annual limitations.

(2) Period from February 25, 2005 (inception date) through October 31, 2005.

74 Janus Core, Risk-Managed and Value Funds October 31, 2005

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule

For the year ended October 31, 2005

Fund	October 31, 2008	October 31, 2009	October 31, 2010	October 31, 2011	Accumulated Capital Losses
Core
Janus Balanced Fund(1)	$–	$(8,693,986)	$(174,075,450)	$(77,135,986)	$(259,905,422)
Janus Contrarian Fund(1)	(77,745,214)	(25,915,071)	–	–	(103,660,285)
Janus Core Equity Fund	–	–	(40,494,247)	(33,485,208)	(73,979,455)
Janus Growth and Income Fund(1)	–	(33,313,289)	(317,554,980)	(174,193,844)	(525,062,113)
Janus Research Fund(2)	–	–	–	–	–
Risk-Managed
Janus Risk-Managed Stock Fund	–	–	–	–	–
Value
Janus Mid Cap Value Fund	–	–	–	–	–
Janus Small Cap Value Fund	–	–	–	–	–

(1)  Capital loss carryovers subject to annual limitations.

(2)  Period from February 25, 2005 (inception date) through October 31, 2005.

During the fiscal year ended October 31, 2005 the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Carryover Loss Utilized
Core
Janus Balanced Fund	$135,675,175
Janus Contrarian Fund	314,392,752
Janus Core Equity Fund	85,742,202
Janus Growth and Income Fund	406,325,697

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Core
Janus Balanced Fund	$2,734,734,551	$342,793,751	$ (52,474,470)
Janus Contrarian Fund	2,393,931,096	847,493,074	(76,697,284)
Janus Core Equity Fund	685,715,297	126,162,811	(18,376,022)
Janus Growth and Income Fund	5,111,028,813	1,237,436,531	(214,482,544)
Janus Research Fund(1)	44,919,002	3,492,743	(1,391,554)
Risk-Managed
Janus Risk-Managed Stock Fund	349,550,778	38,674,304	(9,680,963)
Value
Janus Mid Cap Value Fund	4,761,417,992	561,092,849	(146,558,610)
Janus Small Cap Value Fund	2,485,920,084	463,888,927	(108,994,982)

(1) Period from February 25, 2005 (inception date) through October 31, 2005.

Janus Core, Risk-Managed and Value Funds October 31, 2005 75

Notes to Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2005	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Core
Janus Balanced Fund	$52,907,006	$–	$–	$–
Janus Contrarian Fund	5,326,059	–	–	–
Janus Core Equity Fund	2,694,004	–	–	–
Janus Growth and Income Fund	38,046,341	–	–	–
Janus Research Fund(1)	–	–	–	–
Risk-Managed
Janus Risk-Managed Stock Fund	5,143,417	5,460,153	–	–
Value
Janus Mid Cap Value Fund	118,868,936	210,439,839	–	–
Janus Small Cap Value Fund	34,123,164	421,820,543	–	–

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

For the fiscal year ended October 31, 2004	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Core
Janus Balanced Fund	$60,266,604	$–	$–	$–
Janus Contrarian Fund	–	–	–	–
Janus Core Equity Fund	2,483,340	–	–	–
Janus Growth and Income Fund	14,882,015	–	–	–
Risk-Managed
Janus Risk-Managed Stock Fund	1,917,845	302,939	–	–
Value
Janus Mid Cap Value Fund	10,863,951	–	–	(45,981)
Janus Small Cap Value Fund	16,699,076	–	–	–

76 Janus Core, Risk-Managed and Value Funds October 31, 2005

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31	Janus Balanced Fund		Janus Contrarian Fund		Janus Core Equity Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004
Transactions in Fund Shares
Shares sold	13,370	20,715	41,749	23,237	6,715	4,033
Reinvested dividends and distributions	2,454	2,970	403	–	131	137
Shares repurchased	(40,060)	(86,633)	(40,488)	(70,899)	(6,954)	(13,055)
Net Increase/(Decrease) in Fund Shares	(24,236)	(62,948)	1,664	(47,662)	(108)	(8,885)
Shares Outstanding, Beginning of Period	140,190	203,138	203,073	250,735	32,649	41,534
Shares Outstanding, End of Period	115,954	140,190	204,737	203,073	32,541	32,649

For the fiscal year ended October 31	Janus Growth and Income Fund		Janus Research Fund	Janus Risk-Managed Stock Fund
(all numbers in thousands)	2005	2004	2005(1)	2005	2004
Transactions in Fund Shares
Shares sold	27,633	20,788	4,847	14,951	8,104
Reinvested dividends and distributions	1,150	506	–	737	176
Shares repurchased	(36,747)	(65,922)	(579)	(3,877)	(2,424)
Net Increase/(Decrease) in Fund Shares	(7,964)	(44,628)	4,268	11,811	5,856
Shares Outstanding, Beginning of Period	176,766	221,394	–	13,008	7,152
Shares Outstanding, End of Period	168,802	176,766	4,268	24,819	13,008

For the fiscal year ended October 31	Janus Mid Cap Value Fund		Janus Small Cap Value Fund
(all numbers in thousands)	2005	2004	2005	2004
Transactions in Fund Shares – Investor Shares
Shares sold	74,639	80,938	7,704	9,094
Reinvested dividends and distributions	12,435	386	7,031	189
Shares repurchased	(40,916)	(26,166)	(16,691)	(22,313)
Net Increase/(Decrease) in Fund Shares	46,158	55,158	1,956	(13,030)
Shares Outstanding, Beginning of Period	134,043	78,885	44,901	57,931
Shares Outstanding, End of Period	180,201	134,043	42,945	44,901
Transactions in Fund Shares – Institutional Shares
Shares sold	11,541	7,853	5,968	7,122
Reinvested dividends and distributions	1,961	116	6,865	288
Shares repurchased	(2,840)	(2,523)	(17,228)	(17,186)
Net Increase/(Decrease) in Fund Shares	10,662	5,446	(4,395)	(9,776)
Shares Outstanding, Beginning of Period	20,820	15,374	42,183	51,959
Shares Outstanding, End of Period	31,482	20,820	37,788	42,183

(1) Period from February 25, 2005 (inception date) through October 31, 2005.

Janus Core, Risk-Managed and Value Funds October 31, 2005 77

Notes to Financial Statements (continued)

6. LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC''), the Office of the New York State Attorney General ("NYAG''), the Colorado Attorney General ("COAG'') and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF''), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle''), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was recently refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. A request to transfer this action to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland, described above is pending. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b), and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November, 2003, however the U.S. Court of Appeals recently vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

78 Janus Core, Risk-Managed and Value Funds October 31, 2005

7. SUBSEQUENT EVENTS

Several proposals regarding the Funds were presented to shareholders at a Special Meeting of Shareholders on November 22, 2005 and potentially any adjournments thereof to be held during 2005. A Proxy Statement that describes each of the proposals has been mailed to shareholders of record as of September 9, 2005.

Proposal 1. Elect nine Trustees, including eight "independent" candidates (seven of which currently serve as Trustees of the Trust).

Proposal 2. Approve elimination of Janus Flexible Bond Fund's fundamental policy regarding investments in income-producing securities.

Proposal 3.a. For shareholders of each Fund (except Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Small Cap Value Fund), to approve conforming amendments to the Fund's investment advisory agreement with Janus Capital.

Proposal 3.b. To approve a proposed amendment to the investment advisory agreement between Janus Capital and the following Funds that would introduce a performance incentive investment advisory fee structure: Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, and Janus Worldwide Fund.

Proposal 4. To approve an amended subadvisory agreement between Janus Capital, on behalf of Janus Risk-Managed Stock Fund and INTECH that would introduce a performance incentive subadvisory fee structure.

Further information about each of these proposals is provided in the Proxy Statement filed with the SEC that is available electronically on www.janus.com during the period of the proxy solicitation.

Janus Core, Risk-Managed and Value Funds October 31, 2005 79

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Balanced Fund, Janus Contrarian Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund, and Janus Small Cap Value Fund (eight of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2005

80 Janus Core, Risk-Managed and Value Funds October 31, 2005

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

Approval of Advisory Agreement for Janus Research Fund

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with Janus Research Fund's (the "New Fund") adviser ("Independent Trustees"), considered the proposed investment advisory agreement for the New Fund. In the course of their consideration of the agreement the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital Management LLC (the "Adviser") in response to requests of the Trustees and their counsel. They also received and reviewed a considerable amount of information provided to the Trustees by their independent fee consultant. Based on their evaluation of that information and other information, the Trustees, including all of the Independent Trustees, at a meeting held on December 2, 2004, approved the investment advisory agreement for the New Fund for a period through July 1, 2006.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described as follows.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees' analysis of the nature, extent and quality of the Adviser's services to the New Fund took into account the investment objective and strategy of the New Fund and the knowledge of the Trustees gained from the Trustees' regular meetings with management throughout the prior year. In addition, the Trustees reviewed the Adviser's resources and key personnel, especially those who would be providing investment management services to the New Fund. The Trustees also considered other services to be provided to the New Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, serving as the New Fund's administrator, monitoring adherence to the New Fund's investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to the New Fund were appropriate and consistent with the terms of the respective proposed advisory agreements and that the New Fund was likely to benefit from services provided under its agreement with the Adviser. They also concluded that the quality of the Adviser's services to the other Janus funds had been consistent with or superior to quality norms in the industry and that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively and had demonstrated its continuing ability to attract and retain well qualified personnel.

The Trustees also reviewed the response of the Adviser to various legal and regulatory proceedings since the fall of 2003.

2. COSTS OF SERVICES PROVIDED

The Trustees examined the fee information and expense for the New Fund in comparison to information for other comparable funds as provided by Lipper Inc. They noted that both the rate of investment advisory fee and the estimated expense ratio for the New Fund (giving effect to the Adviser's contractual expense waiver agreement through at least March 1, 2006) were below both the median and the mean advisory fees and the expense ratios, respectively, for the respective groups of comparable funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers and the competition for investment management talent, and they also considered the competitive market for mutual funds in different distribution channels.

Janus Core, Risk-Managed and Value Funds October 31, 2005 81

Additional Information (unaudited) (continued)

The Trustees had also reviewed the Adviser's management fees for its institutional separate accounts and for its subadvised funds (funds for which the Adviser provides portfolio management services only). In most instances sub-advisory and institutional separate account fees are lower than the New Fund's management fee. However, the Trustees noted that the Adviser performs significant additional services for the New Fund that it does not provide to those other clients, including administrative services, oversight of the New Fund's other service providers, trustee support, regulatory compliance and numerous other services. The Trustees had also considered the profitability to the Adviser and its affiliates of their relationships with the other Janus Funds in connection with their consideration of the advisory agreements for those funds and had found the profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation to be paid by the New Fund to the Adviser and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients, and that the estimated overall expense ratio of the New Fund, taking into account the expense limitations agreed to by the Adviser, was comparable to or more favorable than the mean or median expense ratio of its peers.

3. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE NEW FUND

The Trustees also considered benefits that would accrue to the Adviser and its affiliates from their relationship with the New Fund. The Trustees recognized that two affiliates of the Adviser would serve the New Fund as transfer agent and distributor and that the transfer agent would receive compensation from the New Fund for its services to the New Fund. The Trustees also considered the Adviser's use of commissions to be paid by the New Fund on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the New Fund and/or other clients of the Adviser and the Adviser's agreement not to use the New Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and would benefit the New Fund. The Trustees concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to the proposed agreements and the fees to be paid by the New Fund therefor, the New Fund and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser would benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund would benefit from the Adviser's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They also concluded that success of the New Fund could attract other business to the Adviser or its other funds and that the success of the Adviser could enhance the Adviser's ability to serve the New Fund.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that approval of the New Fund's agreement was in the best interest of the New Fund and its shareholders.

Approval of Advisory Agreement for Janus Balanced Fund, Janus Contrarian Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the

82 Janus Core, Risk-Managed and Value Funds October 31, 2005

services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

Janus Core, Risk-Managed and Value Funds October 31, 2005 83

Additional Information (unaudited) (continued)

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

84 Janus Core, Risk-Managed and Value Funds October 31, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

Janus Core, Risk-Managed and Value Funds October 31, 2005 85

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest, or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

86 Janus Core, Risk-Managed and Value Funds October 31, 2005

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2005

Capital Gains Distribution

Fund
Risk-Managed
Janus Risk-Managed Stock Fund	$5,460,153
Value
Janus Mid Cap Value Fund	210,439,839
Janus Small Cap Value Fund	421,820,543

Dividends Received Deduction Percentage

Fund
Core
Janus Balanced Fund	39%
Janus Contrarian Fund	100%
Janus Core Equity Fund	100%
Janus Growth and Income Fund	100%
Janus Research Fund(1)	6%
Risk-Managed
Janus Risk-Managed Stock Fund	70%
Value
Janus Mid Cap Value Fund	19%
Janus Small Cap Value Fund	21%

Qualified Dividend Income Percentage

Fund
Core
Janus Balanced Fund	40%
Janus Contrarian Fund	100%
Janus Core Equity Fund	100%
Janus Growth and Income Fund	100%
Janus Research Fund(1)	12%
Risk-Managed
Janus Risk-Managed Stock Fund	68%
Value
Janus Mid Cap Value Fund	20%
Janus Small Cap Value Fund	21%

Due to the uncertainty regarding procedures for identifying qualified foreign corporations, the qualified dividend income percentages reported on the 2005 Form 1099-DIV may be substantially lower than the percentages reported above.

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

Janus Core, Risk-Managed and Value Funds October 31, 2005 87

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 65 series or funds.

In April 2003, the Trustees established an Advisory Board to provide the Trustees advice regarding Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and served a two-year term, which ended effective March 2005.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	65	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	65		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	65		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor) and W.W. Grainger, Inc. (industrial distributor); and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

*Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 65 funds comprising the Janus Funds, Mr. Mullen oversees 86 funds.

88 Janus Core, Risk-Managed and Value Funds October 31, 2005

Trustees (cont.)

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 61	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	65	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	65	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	65	N/A

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/69-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of the Janus Foundation; and Director (1997- 2001) of Janus Distributors, Inc.	65	N/A

**The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Core, Risk-Managed and Value Funds October 31, 2005 89

Trustees and Officers (unaudited)

Officers

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David C. Decker 151 Detroit Street Denver, CO 80206 Age 39	Executive Vice President and Portfolio Manager Janus Contrarian Fund	9/96-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

James P. Goff 151 Detroit Street Denver, CO 80206 Age 41	Executive Vice President Janus Research Fund	2/05-Present	Vice President and Director of Research of Janus Capital. Formerly, Portfolio Manager (1992-2002) for Janus Enterprise Fund.

Marc Pinto 151 Detroit Street Denver, CO 80206 Age 44	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	5/05-Present	Vice President of Janus Capital and Portfolio Manager or Co-Portfolio Manager for other Janus Accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 Age 37	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	5/05-Present	Vice President of Janus Capital and Portfolio Manager or Co-Portfolio Manager for other Janus accounts. Formerly, Analyst (2001-2003) for Janus Capital Corporation; and worked in the fixed-income division (1991-2001) for Morgan Stanley.

Minyoung Sohn 151 Detroit Street Denver, CO 80206 Age 29	Executive Vice President and Portfolio Manager Janus Core Equity Fund Executive Vice President and Portfolio Manager Janus Growth and Income Fund	5/05-Present 1/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1998-2003) for Janus Capital Corporation.

*Officers are elected annually by the Trustees for a one-year term.

90 Janus Core, Risk-Managed and Value Funds October 31, 2005

Officers (cont.)

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bonnie M. Howe 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-Present	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	General Counsel Vice President and Secretary	4/04-Present 12/99-Present	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC; and Senior Vice President and Assistant General Counsel of Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice Janus President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President and Chief Compliance Officer of Enhanced Investment Technologies, LLC. Formerly, Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

*Officers are elected annually by the Trustees for a one-year term.

Janus Core, Risk-Managed and Value Funds October 31, 2005 91

Trustees and Officers (unaudited)

Officers (cont.)

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-Present	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, Director of Capital Group Partners, Inc. (2003-2004); and President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected annually by the Trustees for a one-year term.

**Mr. Miller intends to resign his positions with Janus Capital Group Inc. and its subsidiaries effective January 3, 2006. A successor to his positions with the Trust will be appointed by the Trustees prior to this date.

92 Janus Core, Risk-Managed and Value Funds October 31, 2005

Notes

Janus Core, Risk-Managed and Value Funds October 31, 2005 93

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (12/05)

C-1205-10  111-02-103 12-05

2005 Annual Report

Janus International & Global Funds

Janus Global Opportunities Fund

Janus Overseas Fund

Janus Worldwide Fund

Janus International & Global Funds

President and CIO Letter to Shareholders	1

Portfolio Managers' Commentaries and Schedules of Investments

Janus Global Opportunities Fund	6

Janus Overseas Fund	10

Janus Worldwide Fund	15

Statements of Assets and Liabilities	20

Statements of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	23

Notes to Schedules of Investments	25

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	35

Additional Information	36

Explanations of Charts, Tables and Financial Statements	39

Designation Requirements	41

Trustees and Officers	42

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Dear Shareholder,

I am pleased to provide you with an update on Janus and the performance of your investments. We have positive news to share with you on a number of fronts, including improved performance, research team enhancements, and new product launches, all of which position us well as we look into 2006.

Performance Update

Starting with the most important metric, overall relative performance continued to improve over the period. As of October 31, 2005, 75% of the Janus managed equity funds were outperforming their Lipper peers.

In particular, our growth/blend disciplines posted very strong performance over the past 12-months and bear special mention. For example, Janus Twenty*, Janus Orion, Janus Core Equity, Janus Growth and Income, Janus Contrarian and Janus Overseas Funds, were ranked in the top 2% of their respective Lipper categories for the one-year period ended October 31, 2005. While recent performance is important, I am even prouder of the solid performance we delivered over the three-year period, with 69% of our funds ranked in the top two Lipper quartiles.

Market Recap

From the constant drum beat of Federal Reserve rate hikes to the recent spike in energy prices caused by dramatic hurricanes, it has been an active twelve months for the U.S. economy and equity markets.

Despite ongoing worries about inflation and interest rates, the equity markets were able to battle through the lows of last fall and notch decent mid- to high-single digit returns over the past 12-months.1

The sectors that made the largest positive contribution to the overall gains of the market, specifically the S&P 500® Index, during this time were healthcare and energy. Not coincidentally, given that Janus' research focuses on seeking to identify the most compelling investment candidates in the market, the healthcare and energy sectors made the largest contribution to our firm-wide performance.

For example, UnitedHealth Group was the number one contributor to firm-wide performance, and rose almost 60% during the time period. A combination of rising enrollment trends, tight cost control and innovative new products and services has enabled UnitedHealth to outpace its competition over the last few years and become the gold standard in the HMO industry.

On the biotechnology side, advances in cancer research and new drug approvals have powered Janus holdings like Genentech, Roche and Celgene, all of which I believe are very well positioned to address the enormous unmet medical needs of cancer patients worldwide through potential blockbuster drugs like Avastin and Remodulin.

Our search for the global top energy investments took us from the natural gas fields of West Texas to deep water drilling platforms off the coast of India to Canadian oil sands fields. Investments in EOG Resources, Reliance Industries and Suncor Energy all generated handsome gains for some of our Funds, many of which were overweight the sector during the year.

Investment Team Update

The improvement in firm-wide performance can be traced to the research enhancements that have been implemented over the last few years. The senior analysts that have been added to the research team made meaningful contributions to the Funds from day one. The research associate group expanded its reach with each passing quarter and continued to undertake critical work in uncovering emerging trends in the marketplace. The Risk Committee, headed by Dan Scherman, worked closely with portfolio managers to identify and assess the appropriate risk profile for each Fund.

Each of these initiatives represented key goals we articulated to fund holders last year, and I'm pleased to report that not only have we fulfilled each goal, but also that the initiatives had a positive impact on several of the Funds.

Gary Black

President and Chief
Investment Officer

Janus International & Global Funds October 31, 2005 1

Continued

Update on New Funds

I'd be remiss if I didn't highlight the solid performance posted by our two newest Fund offerings – Janus Triton Fund and Janus Research Fund. While still in its early days, Janus Triton Fund populated its portfolio with a compelling collection of small and mid-cap investment ideas and handsomely outperformed its benchmark, the Russell 2500TM Growth Index.

Janus Research Fund represents a truly differentiated portfolio offered by Janus, in that it is an analyst-driven portfolio populated with the highest conviction ideas of each analyst. As such, the portfolio is style-agnostic and offers exposure to all market capitalizations, sectors and geographies of the global market. We are very pleased with the initial performance of both these Funds.

We are also expanding our fund lineup. As of December 30, 2005, investors will be able to take advantage of three new investment options called Janus Smart Portfolios. These Funds are offered in three risk profiles: Growth, Moderate and Conservative, and they invest in the underlying Janus stock and bond funds to deliver a simple, diversified strategy for investors.

Growth Versus Value

In past letters we have been rather vocal in sharing our opinion that growth is poised to return to favor in the market place. After five consecutive years of outperformance by the value style, we are most encouraged by early signs that the market is indeed beginning to rotate back into the growth style.

For example, the Russell 1000® Growth Index has outperformed the Russell 1000® Value Index for two straight quarters. This outperformance (growth beating value for two consecutive quarters) has not occurred since the first half of the year 2000. Encouragingly, this trend continued in the first month of the fourth quarter as well. Because a sizeable portion of Janus' assets are growth oriented, this rotation should represent a growing breeze at our backs as we transition into 2006.

Market Outlook

Given the twin headwinds of inflation and rate hikes, there has been a growing debate in the market about the potential for an economic slowdown as we enter 2006. In addition to the interest rate and inflation outlook, flattening home prices, rising consumer debt and potentially slowing corporate earnings all point to clouds on the horizon. Additionally, we are watching the tightening spread between short- and long-term bonds for any discernable signs that a recession may be looming on the horizon.

While in aggregate these issues are worrisome, based on the economic data available today, we do not believe the economy will slow down dramatically in 2006. While interest rate hikes and rising inflation make for good newspaper headlines, it is important to note that the underlying fundamentals supporting further economic expansion remain intact and should enable the economy to navigate through these economic cross-currents. The economy's resilience has often been underestimated, and there is an expectation that this dynamic will be demonstrated once again as we transition into the New Year.

Regardless of the macro-economic climate, we remain focused on leveraging our fundamental, grass-roots research to identify the most promising risk/reward investments we can locate on a global basis.

CEO Succession

As many of you know, on October 26, 2005 the board of directors of Janus Capital Group announced that I would succeed Steve Scheid as chief executive officer on January 3, 2006. Steve will remain chairman of the board.

I want to end this letter by thanking Steve Scheid for his contribution to Janus over the last 18 months as chief executive officer. He has worked tirelessly to rebuild trust in the Janus brand and restructure our organization for success. I hope you'll join me in congratulating Steve on his accomplishments.

Thank you for your investment in Janus.

Sincerely,

Gary Black

2 Janus International & Global Funds October 31, 2005

Continued

The information in the Janus Smart Portfolio prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

*Closed to new investors.

1Based on 1-year returns for the Russell 1000® Growth Index and S&P 500® Index which returned 8.81% and 8.72% for the period ended October 31, 2005.

See complete Lipper rankings on page 4. Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund's portfolios may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

As of October 31, 2005, EOG Resources, Inc. was 1.1% of Janus Core Equity Fund, 3.2% of Janus Enterprise Fund, 0.3% of Janus Fund, 3.6% of Janus Orion Fund, 1.6% of Janus Research Fund, 0.7% of Janus Growth and Income Fund, 0.6% of Janus Risk-Managed Stock Fund, 0.9% of Janus Olympus Fund and 2.2% of Janus Twenty Fund.

As of October 31, 2005, Reliance Industries, Ltd. was 4.4% of Janus Contrarian Fund and 1.6% of Janus Research Fund.

As of October 31, 2005, Suncor Energy, Inc. was 2.3% of Janus Core Equity Fund, 1.6% of Janus Research Fund, 0.9% of Janus Balanced Fund, 3.4% of Janus Growth and Income Fund, 2.1% of Janus Contrarian Fund and 0.1% of Janus Fund.

As of October 31, 2005, UnitedHealth Group, Inc. was 3.5% of Janus Global Life Fund, 2.6% of Janus Fund, 1.3% of Janus Research Fund, 0.4% of Janus Balanced Fund, 3.8% of Janus Growth and Income Fund, 0.7% of Janus Risk-Managed Stock Fund, 3.1% of Janus Worldwide Fund, 3.5% of Mercury Fund, 2.4% of Olympus Fund and 9.8% of Janus Twenty Fund.

As of October 31, 2005, Roche Holding A.G. was 3.2% of Janus Core Equity Fund, 3.3% of Janus Global Life Sciences Fund, 0.4% of Janus Fund, 3.8% of Janus Orion Fund, 2.7% of Janus Balanced Fund, 2.7% of Janus Growth and Income Fund, 3.8% of Janus Mercury Fund, 3.2% of Janus Olympus Fund, and 6.0% of Janus Twenty Fund.

As of October 31, 2005, Celgene Corp. was 1.9% of Janus Core Equity Fund, 3.0% of Janus Enterprise Fund, 4.5% of Janus Global Life Sciences Fund, 0.6% of Janus Fund, 4.3% of Janus Orion Fund, 1.3% of Janus Research Fund, 2.1% of Janus Triton Fund, 1.2% of Janus Balanced Fund, 1.2% of Janus Mercury Fund, 3.7% of Janus Olympus Fund and 2.6% of Janus Twenty Fund.

As of October 31, 2005, Genentech, Inc. was 1.0% of Janus Fund, 7.0% of Janus Twenty Fund, 1.6% of Janus Olympus Fund and 2.2% of Janus Global Life Sciences Fund.

There is no guarantee that any Fund included in this report holds these securities. Please see the back of the report for individual holding percentages as of October 31, 2005.

There is no assurance that any Janus fund currently holds any of these securities.

Positive performance of holdings does not indicate positive portfolio returns.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

A fund's performance for very short time periods may not be indicative of future performance.

Janus International & Global Funds October 31, 2005 3

Lipper Rankings (unaudited)

		Lipper Rankings - Based on total return as of 10/31/05
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	69	467/679	54	311/581	71	325/457	43	65/151	5	1/20
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	25	135/542	13	54/445	88	286/325	60	73/121	35	18/51
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	21	141/679	8	44/581	74	335/457	6	8/151	2	1/84
Janus Olympus Fund(1) (12/95)	Multi-Cap Growth Funds	18	74/414	54	194/359	73	189/261	–	–	14	12/88
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	2	5/414	8	27/359	23	60/261	–	–	37	86/237
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	1	5/679	4	18/581	47	212/457	2	2/151	5	2/40
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	63	325/515	15	63/435	53	168/322	43	41/96	10	1/9
Janus Balanced Fund(1) (9/92)	Balanced Funds	23	142/634	73	338/466	44	163/374	7	11/175	5	3/72
Janus Core Equity Fund(1) (6/96)	Large-Cap Core Funds	1	6/877	7	52/763	10	57/606	–	–	2	4/263
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Fund	2	16/877	12	8/763	40	241/606	3	5/223	5	5/102
Janus Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	12	87/761	–	–	–	–	–	–	19	113/605
Janus Contrarian Fund(2) (2/00)	Multi-Cap Core Funds	2	15/761	1	2/570	17	68/403	–	–	16	53/340
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt	78	207/267	84	212/252	81	178/221	72	103/144	83	66/79
Janus Flexible Bond Fund(1)(3) (7/87)	Intermediate Inv Grade Debt Funds	61	279/461	36	144/403	35	102/294	11	15/139	16	4/24
Janus High-Yield Fund (12/95)	High Current Yield Funds	58	244/426	94	340/363	51	151/300	–	–	3	3/104
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt	65	142/218	20	32/166	49	57/116	18	11/62	43	11/25
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	19	33/178	30	48/161	71	73/102	–	–	33	16/48
Janus Global Opportunities Fund(1) (6/01)	Global Funds	94	308/328	37	102/282	–	–	–	–	15	34/230
Janus Global Technology Fund (12/98)	Science and Technology Funds	25	71/287	72	190/263	55	117/212	–	–	22	17/78
Janus Overseas Fund(1) (5/94)	International Funds	1	4/880	13	97/749	68	368/548	5	8/196	2	2/122
Janus Worldwide Fund(1) (5/91)	Global Funds	87	286/328	97	273/282	96	197/206	47	35/74	28	5/17
Janus Mid Cap Value Fund - Inv(1)(4) (8/98)	Mid-Cap Value Funds	56	139/248	29	58/201	11	11/102	–	–	4	3/79
Janus Small Cap Value Fund - Inv*(4) (10/87)	Small-Cap Core Funds	71	426/604	71	346/492	24	82/345	N/A	N/A	N/A	N/A

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Janus Contrarian Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

(3)Effective February 28, 2005, Janus Flexible Income Fund changed its name to Janus Flexible Bond Fund and added to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds.

(4)Rating is for the Investor share class only; other classes may have different performance characteristics.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

Janus Contrarian Fund, Janus Overseas Fund, Janus Global Technology Fund and Janus Orion Fund may have significant exposure to emerging markets which may lead to greater price volatility.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.

There is no assurance that the investment process will consistently lead to successful investing.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

4 Janus International & Global Funds October 31, 2005

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was October 31, 2005. As the investing environment changes, so could the portfolio managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (and any related exchange fees), and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2005 to October 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus International & Global Funds October 31, 2005 5

Janus Global Opportunities Fund (unaudited)

Performance Overview

Janus Global Opportunities Fund gained 7.78% for the 12-months ended October 31, 2005, compared to the 13.27% return of the benchmark Morgan Stanley Capital International (MSCI) World IndexSM.

Despite positive absolute returns during the period, the Fund trailed the benchmark Index primarily due to its lack of exposure to the energy sector, which continued to benefit from record-high oil prices during the period. Also holding back relative performance were the weak results posted by select holdings in the consumer durables and apparel sector. Insurance holdings contributed positively to returns, as did our avoidance of the technology sector in the year.

From a geographic standpoint, Japan was the largest contributor during the year. Several underperforming investments in the United States and United Kingdom hindered performance in those regions.

Japanese Stocks Were Among Top Gainers

Japanese property and casualty insurer Nipponkoa was our biggest contributor, as the stock benefited from a broad upturn in the Japanese market, driven by signs the economy is on the verge of a reflationary recovery. While this helped many of our Japanese stocks, non-life insurers like Nipponkoa and their investment portfolios are substantially leveraged to higher interest rates and strengthening financial markets. While the share price of Nipponkoa has appreciated substantially, the business continues to trade at reasonable multiples of book value and, in our opinion, remains marginally undervalued.

Radio broadcaster Nippon Broadcasting was another major driver of performance after becoming the subject of a rare takeover battle in Japan. The stock gained sharply in response to the competing bids – one from Fuji Television and another from Internet company Livedoor – and ultimately reached our price target in the process. As a result, the position was promptly sold.

Online Retailers and Media Stocks Restrained Performance

Weighing on performance was online travel firm Expedia, which was a recent spin-off from another Fund holding, IAC/InterActiveCorp (IAC). Fears of a weaker U.S. economy and a soft travel market pressured the stock, along with concerns over deteriorating margins and an increasingly competitive online travel market. While these are legitimate concerns that warrant careful attention, we believe they are more than discounted in the stock's current price. On the positive side, Expedia has a number of compelling growth opportunities in front of it, including a growing business travel segment and expansion into the international arena.

U.K-based pay TV provider British Sky Broadcasting (BSkyB) was another detractor, retracing earlier gains on concerns over mounting competition and potential loss of exclusive sports rights to the U.K.'s Premier League Football. After doing extensive research checks and reviewing the valuation, we believe that these fears are overblown and more than reflected in its valuation. Our original thesis for owning the stock remains very much intact, as we believe BSkyB remains extremely well-positioned to capitalize on growing pay-TV penetration as well as new media content and distribution opportunities.

Fund Snapshot

As one of our newer funds, this fund gives investors direct access to the broad-range of Janus' relentless research.

Jason Yee

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
Nipponkoa Insurance Company, Ltd.	7.9%	4.8%
Willis Group Holdings, Ltd.	7.1%	–
JP Morgan Chase & Co.	5.2%	3.9%
British Sky Broadcasting Group PLC	4.5%	4.1%
Koninklijke (Royal) Philips Electronics N.V.	4.4%	2.0%
McKesson Corp.	4.3%	–
Ligand Pharmaceuticals, Inc. - Class B	4.0%	–
Walt Disney Co.	3.8%	3.9%
Tyco International, Ltd. (U.S. Shares)	3.6%	5.1%
Pfeiffer Vacuum Technology A.G.	3.6%	2.5%

6 Janus International & Global Funds October 31, 2005

(unaudited)

Investment Outlook and Manager Commentary

Reflecting upon the past 12-months, the global equity markets were quite robust, with nearly every geography and industry group posting positive absolute returns. International markets, and especially those in developing nations, continue to outpace the returns here in the United States. Of the developed markets, Japan has been a strong performer buoyed by a favorable political climate and recent data points suggesting economic recovery and reflation.

While it is pleasing to have this "tailwind" in the financial markets, in many respects, this has not been the ideal market in which to find great new investment ideas. With volatility and risk premiums at record lows, the environment remains challenging with respect to idea generation. As contrarian investors, we typically welcome a bit of short-term volatility to create long-term investment opportunities. Unsurprisingly, when the markets are performing well, most investors are more focused on reward, as opposed to risk. In contrast, our perhaps quaint and unfashionable approach is to focus on the downside risk precisely at these times when it appears least likely. The investment future is always uncertain, so it is prudent to always be well prepared for negative surprises.

Since the Fund's inception in June 29, 2001 through October 31, 2005, we have been able to compound at an annual rate of 8.18% versus the 3.87% returns of the MSCI World IndexSM benchmark. While we strive to deliver investment performance in any given year, the nature of investment returns is far from a linear path. Legendary investor Charlie Munger of Berkshire Hathaway fame said it best, "In investment management today, everybody not only wants to win, but to have the path never diverge much from a standard path except on the upside. Well, that is a very artificial...construct." The non-standard path to superior investment returns may be especially relevant to the long-term investor, faced with the trade-off between short-term pain and long-term gain. We are firmly focused on long-term gain.

In this respect, we are reminded of Lance Armstrong's extraordinary athletic career and seven consecutive victories at the Tour de France. As you may know, each Tour de France is comprised of 21 or so different individual stages of riding. In the course of his seven Tour wins (approximately 147 stages), Armstrong won 25 individual stages along the road to victory. But what was obviously most important was his cumulative race time.

Like the Tour de France, investing is a cumulative sport. Ultimately, it is not how many individual stages you win, it is how to finish with the best overall time – that is what wins the race. With investing, no matter who has the best short-term results, what really counts is delivering superior long-term, risk-adjusted performance. In the modern investment profession, where results can be measured daily, it is important never to lose sight of this simple, common sense perspective.
All the fundamental research work here at Janus – the company management interviews, customer surveys, financial modeling and valuation analysis – is focused on delivering on that single goal of superior long-term, risk adjusted performance. As fellow shareholders of Janus Global Opportunities Fund, we would like to express our deepest personal commitment to delivering that performance. We will borrow from Warren Buffett in saying, "We eat our own cooking...[we] cannot promise you results. But we can guarantee that your financial fortunes will move in lockstep with ours."

Thank you for your continued support and confidence.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

Janus International & Global Funds October 31, 2005 7

Janus Global Opportunities Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Since Inception*
Janus Global Opportunities Fund	7.78%	8.18%
Morgan Stanley Capital International World IndexSM	13.27%	3.87%
Lipper Ranking – based on total returns for Global Funds	308/328	34/230

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – June 29, 2001

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05 - 10/31/05) *
Actual	$1,000.00	$1,020.50	$5.25
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24

*Expenses are equal to the annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

8 Janus International & Global Funds October 31, 2005

Janus Global Opportunities Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 98.3%
Advertising Agencies - 0.8%
163,260	Interpublic Group of Companies, Inc.*,#	$1,686,476
Audio and Video Products - 1.1%
58,400	Sony Corp.	1,886,298
Beverages - Wine and Spirits - 1.8%
221,844	Diageo PLC	3,278,754
Broadcast Services and Programming - 2.5%
35,757	Discovery Holding Co. - Class A*,#	503,816
21,453	Liberty Global, Inc. - Class A*,#	531,391
21,453	Liberty Global, Inc. - Class C*,#	508,865
357,575	Liberty Media Corp. - Class A*	2,849,873
		4,393,945
Cellular Telecommunications - 1.9%
1,287,804	Vodafone Group PLC	3,379,240
Chemicals - Specialty - 1.3%
21,765	Syngenta A.G.*	2,332,899
Diversified Operations - 9.0%
299,000	Hutchison Whampoa, Ltd.	2,831,052
46,034	Louis Vuitton Moet Hennessy S.A.	3,726,701
186,017	Smiths Group PLC	3,004,416
244,150	Tyco International, Ltd. (U.S. Shares)	6,443,119
		16,005,288
Diversified Operations - Commercial Services - 2.0%
1,295,931	Rentokil Initial PLC	3,520,991
E-Commerce/Products - 3.0%
132,575	Amazon.com, Inc.*	5,287,091
E-Commerce/Services - 6.8%
319,562	Expedia, Inc.*	6,004,570
234,592	IAC/InterActiveCorp*,#	6,005,555
		12,010,125
Electronic Components - Miscellaneous - 4.4%
297,858	Koninklijke (Royal) Philips Electronics N.V.	7,781,911
Finance - Investment Bankers/Brokers - 5.2%
252,570	JP Morgan Chase & Co.	9,249,113
Food - Catering - 3.0%
371,729	Nissin Healthcare Food Service Company, Ltd.	5,403,019
Health Care Cost Containment - 4.3%
168,795	McKesson Corp.	7,668,357
Insurance Brokers - 7.1%
340,795	Willis Group Holdings, Ltd.	12,657,126
Machinery - Pumps - 3.6%
124,581	Pfeiffer Vacuum Technology A.G.	6,326,023
Medical - Drugs - 5.3%
828,830	Ligand Pharmaceuticals, Inc. - Class B*,#	7,169,380
41,100	Takeda Pharmaceutical Company, Ltd.	2,245,477
		9,414,857
Medical - Hospitals - 4.4%
292,085	Health Management Associates, Inc. - Class A#	6,253,539
180,325	Tenet Healthcare Corp.*,#	1,518,337
		7,771,876
Miscellaneous Manufacturing - 1.5%
1,474,846	FKI PLC	2,662,695

Shares or Principal Amount		Value
Multimedia - 6.6%
156,788	Vivendi Universal S.A.#	$4,938,086
278,045	Walt Disney Co.	6,775,957
		11,714,043
Property and Casualty Insurance - 9.3%
146	Millea Holdings, Inc.	2,621,253
1,663,000	Nipponkoa Insurance Company, Ltd.	13,928,572
		16,549,825
Reinsurance - 3.4%
2,169	Berkshire Hathaway, Inc. - Class B*	6,105,735
Retail - Apparel and Shoe - 1.0%
75,662	Next PLC	1,786,522
Rubber/Plastic Products - 3.5%
365,800	Tenma Corp.	6,158,990
Television - 4.5%
873,333	British Sky Broadcasting Group PLC	7,883,601
Toys - 1.0%
116,560	Mattel, Inc.	1,719,260
Total Common Stock (cost $143,787,019)		174,634,060
Other Securities - 10.7%
19,025,313	State Street Navigator Securities Lending Prime Portfolio† (cost $19,025,313)	19,025,313
Repurchase Agreement - 1.1%
$1,900,000	Bear Stearns & Company, Inc., 4.1125% dated 10/31/05, maturing 11/1/05 to be repurchased at $1,900,217 collateralized by $2,572,448 in U.S. Government Agencies 0%, 10/1/35; with a value of $1,938,015 (cost $1,900,000)	1,900,000
Total Investments (total cost $164,712,332) – 110.1%		195,559,373
Liabilities, net of Cash, Receivables and Other Assets – (10.1)%		(17,999,238)
Net Assets – 100%		$177,560,135

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$19,100,245	9.9%
France	8,664,787	4.4%
Germany	6,326,023	3.2%
Hong Kong	2,831,052	1.4%
Japan	32,243,609	16.5%
Netherlands	7,781,911	4.0%
Switzerland	2,332,899	1.2%
United Kingdom	25,516,219	13.0%
United States††	90,762,628	46.4%
Total	$195,559,373	100.0%

††Includes Short-Term Securities and Other Securities (35.7% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds October 31, 2005 9

Janus Overseas Fund (unaudited)

Performance Overview

During the 12-month period ended October 31, 2005, Janus Overseas Fund returned 32.74%. Its primary benchmark, the Morgan Stanley Capital International EAFE® Index, returned 18.09% and its secondary benchmark, the Morgan Stanley Capital International EAFE® Growth Index returned 17.65% for the same period. While I am pleased with the short-term performance of the Fund, I continue to focus on long-term investing and performance. With that in mind, I remain confident in our research process and optimistic about the longer-term prospects for the companies in the Fund.

Investment Strategy in This Environment

In general, global stock markets had a positive year, driven by an environment of reasonable economic growth combined with still-moderate interest rates and inflation. The U.S. economy demonstrated remarkable resilience in the face of higher oil prices, rising interest rates and devastating hurricanes. Although the economies of continental Europe remained in a slow-growth mode, Japan showed signs of a real acceleration in growth. China and India continued to be among the fastest-growing large economies in the world, driven by globalization, urbanization and infrastructure development. The Chinese economy has become the key growth engine for the Asian region.

Holdings in Brazil, Japan, India and South Korea significantly contributed to the Fund's performance during the period. In Brazil, solid economic growth and a boom in commodity exports helped fuel the stock market. A cyclical economic recovery, the prospect of accelerating revenue and earnings growth at Japanese corporates, the prospect of privatization of the post office financial system and Prime Minister Koizumi's landslide election victory were important factors lifting Japan's stock market. The Indian market rose as a strong economy and urban wealth creation provided a positive backdrop for rapid corporate earnings growth. In South Korea, economic stability, improving credit quality in the banking system, corporate restructuring and low valuations were key factors driving a sharp rise in the market.

Another factor positively affecting the Fund's performance relative to the MSCI EAFE® Index was currency. During the 12-month period, the euro depreciated by (5.84)% versus the U.S. dollar and the British pound depreciated by (3.39)% versus the U.S. dollar. The Fund had significantly less exposure to the U.K. and Europe than its benchmark. At the same time, the Fund had significant exposure to countries not in its benchmark, such as Canada, Brazil, South Korea and India, whose currencies outperformed the euro and the pound during the year. The Fund was unhedged during the entire period, nevertheless; the weakness of the European currencies positively impacted the Fund's performance relative to its benchmark.

As a reflection of our conviction in our research, the general composition of the Fund has remained fairly stable. There was natural portfolio turnover as we found new investment opportunities and sold off stocks which had either reached our price targets or experienced unanticipated negative changes in their business fundamentals.

Our emerging market exposure remained at the high end of historical trends. We continued to find that many of the most exciting investment ideas were based in Japan and the rest of Asia. We were also impressed by a number of companies that improved their balance sheets, focused on core competencies, and improved their competitive positioning during the Asian economic downturn, and now are reaping the benefits of a resurgence in end-demand.

Strong Performers Included Iron Ore, Semiconductor and Financial Stocks

Two Brazilian iron ore producers, Companhia Vale do Rio Doce (CVRD) and Caemi, were among the top individual contributors to performance during the period. Throughout the year, analyst Laurent Saltiel met with many key players in the iron ore universe, including the main global iron ore suppliers from Brazil and Australia, large steel producers in China, the rest of Asia and Europe who are the primary iron ore customers and commodity traders. On trips to China, Laurent's meetings with industrial companies and government officials convinced him that demand for imported iron ore would stay strong and that the high cost of domestic producers would keep prices at an elevated level. These checks helped Laurent correctly predict significant iron ore price increases in 2005, and they helped give us confidence in the longer-term industry outlook and the cost competitiveness of the Brazilian producers.

Fund Snapshot

This growth fund invests in overseas companies based on their individual merits regardless of their geography or industry sector.

Brent Lynn

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
Reliance Industries, Ltd.	6.5%	7.1%
Samsung Electronics Company, Ltd.	4.1%	4.2%
Caemi Mineracao e Metalurgica S.A.	3.5%	-
Amdocs, Ltd. (U.S. Shares)	3.1%	1.8%
ASML Holding N.V.	2.8%	1.1%
Toshiba Corp.	2.7%	0.9%
Mizuho Financial Group, Inc.	2.6%	1.5%
Roche Holding A.G.	2.5%	1.1%
Companhia Vale do Rio Doce (ADR)	2.4%	2.4%
Esprit Holdings, Ltd.	2.3%	–

10 Janus International & Global Funds October 31, 2005

(unaudited)

Samsung Electronics, the Korean semiconductor and electronics conglomerate, was another contributor. Assistant portfolio manager Garth Yettick, along with Brad Slingerland and other analysts on our technology team, have thoroughly researched Samsung. In addition to meeting with multiple levels of management, they have met with many of Samsung's key global competitors, equipment suppliers and customers. From these checks, we gained an appreciation of the high-growth opportunities in flash memory and in Samsung's competitive advantages in memory semiconductors.

Japanese financial stocks also were strong performers, particularly banks Mizuho and Mitsubishi Financial, real estate companies Sumitomo Realty and Mitsubishi Estate, and securities broker Mitsubishi UFJ Securities. Over the past couple years, analyst Julian Pick has met with a wide variety of important players in the Japanese financial system, including banks, insurance companies, brokers, real estate firms, private equity firms, regulators and government officials. His meetings have given us confidence that improvement in balance sheets in the Japanese financial industry is sustainable, real structural change has occurred and there are meaningful opportunities for revenue growth.

Select Electronics Manufacturers and Industrial Holdings Detracted From Performance

Sony, the Japanese electronics conglomerate, was the largest detractor to performance. Disappointment about the pace of restructuring and a difficult environment for consumer electronics hurt the shares. While I trimmed our position, our company checks and valuation work convince me that Sony has the brand and determination to turn around the profitability in its consumer electronics division, their new gaming products will do well and the stock's current low valuation offers the potential for significant upside if management can deliver on their targets. As a result, Sony remained a meaningful position in the Fund.

The Indian steel producer Tata Steel was the second largest detractor for the period. Concerns about the steel cycle have weighed on the stock. However, our meetings with companies across the industry lead us to believe that Tata Steel is well positioned as one of the world's lowest-cost producers with control over some key raw material inputs. Even if commodity prices fall, Tata Steel should be able to dramatically grow its capacity with high-return expansion projects helped by the underlying growth in its domestic market. I believe Tata Steel's current low valuation doesn't reflect the company's exciting growth prospects. When the stock was hit, I added to our position in the Fund.

Russian nickel and precious metals producer, Norilsk Nickel, was our third largest detractor. In general, operating fundamentals at the company are solid, and I remain optimistic about the medium-term outlook for nickel due to limited global supply growth over the next few years. However, politically motivated measures by the Russian government against the oil company YUKOS cast a shadow over other Russian companies in commodity industries. Although no measures have been taken so far against the controlling shareholders of Norilsk, my concern about potential political risk caused me to sell the position.

Strategy in the Months Ahead

By nature, global stock markets often experience significant volatility. During market volatility, the conviction to hold onto existing positions or buy new ones is critical. My conviction comes from the tremendous, in-depth fundamental research our analyst team does on a daily basis. In this letter, I've tried to provide a few examples of the value-added research performed by our team. Laurent, Garth, Brad, Julian and all of our team travel thousands and thousands of miles every year meeting competitors, suppliers and customers of the companies in our Fund. These meetings help us understand our companies better and lay the foundation for high-conviction investments in the Fund.

Throughout turbulent markets, I have not changed my investment approach. I believe the best way to generate great long-term returns is to make long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Fund, my sole focus is to deliver superior long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Overseas Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

Janus International & Global Funds October 31, 2005 11

Janus Overseas Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Overseas Fund	32.74%	0.14%	12.17%	11.92%
Morgan Stanley Capital International EAFE® Index	18.09%	3.04%	5.81%	5.38%
Morgan Stanley Capital International EAFE® Growth Index	17.65%	(0.08)%	3.24%	3.13%**
Lipper Ranking – based on total returns for Lipper International Funds	4/880	368/548	8/196	2/122

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – May 2, 1994

**The Morgan Stanley Capital International EAFE® Growth Index's since inception returns calculated from April 30, 1994.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05 - 10/31/05) *
Actual	$1,000.00	$1,214.50	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53

*Expenses are equal to the annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

12 Janus International & Global Funds October 31, 2005

Janus Overseas Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 99.6%
Agricultural Chemicals - 0.5%
162,109	Potash Corporation of Saskatchewan, Inc.	$13,288,793
Apparel Manufacturers - 1.9%
3,901,900	Burberry Group PLC#	26,485,984
92,095	Hermes International#	20,661,526
		47,147,510
Audio and Video Products - 1.7%
1,369,100	Sony Corp.	44,221,424
Automotive - Cars and Light Trucks - 1.5%
1,727,134	Maruti Udyog, Ltd.	21,065,134
1,711,642	Tata Motors, Ltd.	17,963,316
		39,028,450
Automotive - Truck Parts and Equipment - Original - 0%
144,600	TI Automotive, Ltd.*,ß,ºº	0
Brewery - 0.6%
118,560	Hite Brewery Company, Ltd.	14,308,966
Broadcast Services and Programming - 1.1%
389,515	Grupo Televisa S.A. (ADR)#	28,473,547
Casino Hotels - 0.4%
176,835	Kerzner International, Ltd.#	10,318,322
Commercial Banks - 9.7%
1,323,237	Anglo Irish Bank Corporation PLC	17,919,941
363,000	Banco Nossa Caixa S.A.*	5,996,803
8,102,100	Bangkok Bank Public Company, Ltd.	19,470,471
25,400,000	China Construction Bank*	7,699,849
382,905	Julius Baer Holding, Ltd.#	29,697,522
725,330	Kookmin Bank*	39,809,779
3,451	Mitsubishi UFJ Financial Group, Inc.	42,985,568
10,053	Mizuho Financial Group, Inc.	66,668,809
1,672,924	Punjab National Bank, Ltd.	15,031,076
		245,279,818
Computer Services - 1.0%
1,101,500	Park24 Company, Ltd.	25,926,553
Computers - 1.9%
772,150	Research In Motion, Ltd. (U.S. Shares)*	47,479,504
Computers - Peripheral Equipment - 0.8%
559,480	Logitech International S.A.*,#	21,197,191
Cosmetics and Toiletries - 1.4%
669,640	LG Household & Health Care, Ltd.	36,560,805
Distribution/Wholesale - 2.3%
8,480,500	Esprit Holdings, Ltd.	59,785,003
Diversified Minerals - 5.9%
56,405,350	Caemi Mineracao e Metalurgica S.A.	89,675,439
1,468,040	Companhia Vale do Rio Doce (ADR)#	60,674,093
		150,349,532
Diversified Operations - 4.1%
883,600	Bradespar S.A.*	23,151,434
680,067	Louis Vuitton Moet Hennessy S.A.#	55,055,100
26,609,000	Melco International Development, Ltd.	25,572,045
		103,778,579
Diversified Operations - Commercial Services - 0.4%
3,753,590	Rentokil Initial PLC	10,198,348

Shares or Principal Amount		Value
E-Commerce/Products - 0.4%
567,700	Submarino S.A.*	$7,764,970
129,055	Submarino S.A. (GDR)*	3,529,706
		11,294,676
Electric - Integrated - 0.5%
1,157,806	Reliance Energy, Ltd.	13,242,711
Electric Products - Miscellaneous - 2.7%
14,944,000	Toshiba Corp.	68,808,384
Electronic Components - Miscellaneous - 0.4%
2,440,146	Hon Hai Precision Industry Company, Ltd.	10,545,614
Electronic Components - Semiconductors - 6.6%
22,451,477	ARM Holdings PLC	43,216,421
14,857,000	Chartered Semiconductor Manufacturing, Ltd.*	9,210,244
1,328,421	Infineon Technologies A.G.*	12,433,897
198,510	Samsung Electronics Company, Ltd.	104,959,310
		169,819,872
Energy - Alternate Sources - 0.3%
553,936	Suzlon Energy, Ltd.*	8,782,841
Enterprise Software/Services - 0.4%
62,654	SAP A.G.	10,724,789
Finance - Investment Bankers/Brokers - 2.2%
4,854,000	Mitsubishi UFJ Securities Company, Ltd.	55,082,330
Finance - Mortgage Loan Banker - 1.6%
1,843,110	Housing Development Finance Corporation, Ltd.	39,598,034
Gambling-Non Hotel - 0.4%
383,380	OPAP S.A.	11,063,854
Insurance Brokers - 1.7%
1,185,770	Willis Group Holdings, Ltd.	44,039,498
Internet Gambling - 0.9%
8,519,731	IG Group Holdings PLC*	22,544,556
Internet Security - 1.3%
1,534,320	Check Point Software Technologies, Ltd. (U.S. Shares)*,#	34,307,395
Investment Companies - 1.4%
8,578,064	SM Investments Corp.	35,439,272
Machinery - Construction and Mining - 0.7%
1,339,000	Komatsu, Ltd.	17,690,765
Medical - Drugs - 3.9%
420,611	Roche Holding A.G.	62,829,859
444,929	Sanofi-Aventis#	35,619,488
		98,449,347
Metal - Diversified - 1.0%
632,389	Inco, Ltd.#	25,357,669
Miscellaneous Manufacturing - 0.7%
10,495,631	FKI PLC	18,948,871
Motion Pictures and Services - 0.5%
702,200	Toho Company, Ltd.	13,331,002
Oil - Field Services - 1.7%
825,156	Technip S.A.#	44,471,261

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds October 31, 2005 13

Janus Overseas Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - 1.3%
31,427	Niko Resources, Ltd.	$1,157,459
558,800	Oil and Natural Gas Corporation, Ltd.	11,515,099
997,080	Western Oil Sands, Inc. - Class A*	21,442,580
		34,115,138
Oil Companies - Integrated - 3.2%
771,580	Lukoil (ADR)	42,436,900
745,575	Suncor Energy, Inc.	39,895,301
		82,332,201
Paper and Related Products - 0.6%
241,740	Aracruz Celulose S.A. (ADR)#	9,258,642
1,247,200	Suzano Bahia Sul Papel e Celulose S.A.	7,200,284
		16,458,926
Petrochemicals - 6.9%
312,050	LG Petrochemical Company, Ltd.	8,219,708
9,883,152	Reliance Industries, Ltd.	167,215,389
		175,435,097
Property and Casualty Insurance - 1.1%
1,547	Millea Holdings, Inc.	27,774,504
Real Estate Management/Services - 2.2%
3,804,000	Mitsubishi Estate Company, Ltd.	55,976,737
Real Estate Operating/Development - 5.7%
78,415,800	Ayala Land, Inc.	12,740,499
90,066,000	China Overseas Land & Investment, Ltd.	27,593,394
13,019,000	Hang Lung Properties, Ltd.	18,641,516
2,879	NTT Urban Development Corp.	16,767,992
2,419,847	Sumitomo Realty & Development Company, Ltd.	38,872,210
3,310,000	Sun Hung Kai Properties, Ltd.	31,297,713
		145,913,324
Semiconductor Components/Integrated Circuits - 0.9%
14,179,326	Taiwan Semiconductor Manufacturing Company, Ltd.	21,975,916
Semiconductor Equipment - 2.8%
4,168,536	ASML Holding N.V.*	70,440,620
Steel - Producers - 2.0%
6,829,341	Tata Steel, Ltd.	51,375,373
Storage and Warehousing - 0.6%
1,917,000	Sumitomo Warehouse Company, Ltd.#	14,787,956
Telecommunication Services - 3.1%
2,996,620	Amdocs, Ltd. (U.S. Shares)*,#	79,320,531
Television - 1.7%
4,771,961	British Sky Broadcasting Group PLC	43,076,625
Tobacco - 1.0%
1,170,505	ITC, Ltd.	3,124,290
1,363	Japan Tobacco, Inc.	21,543,854
		24,668,144
Transportation - Railroad - 2.0%
1,289,500	All America Latina Logistica	49,815,083
Total Common Stock (cost $1,828,220,209)		2,544,351,261
Other Securities - 6.6%
7,496,210	Foreign Bonds†	7,496,210
161,511,805	State Street Navigator Securities Lending Prime Portfolio†	161,511,805
Total Other Securities (cost $169,008,015)		169,008,015

Shares or Principal Amount		Value
Time Deposit - 0.7%
$18,800,000	Societe Generale, ETD 4.00%, 11/1/05 (cost $18,800,000)	$18,800,000
Total Investments (total cost $2,016,028,224) - 106.9%		2,732,159,276
Liabilities, net of Cash, Receivables and Other Assets - (6.9)%		(177,538,496)
Net Assets – 100%		$2,554,620,780

Summary of Investments by Country

Country	Value	% of Investment Securities
Bahamas	$10,318,322	0.4%
Bermuda	103,824,501	3.8%
Brazil	257,066,454	9.4%
Canada	148,621,306	5.4%
China	7,699,849	0.3%
France	155,807,375	5.7%
Germany	23,158,686	0.8%
Greece	11,063,854	0.4%
Hong Kong	103,104,668	3.8%
India	348,913,263	12.8%
Ireland	17,919,941	0.7%
Israel	34,307,395	1.3%
Japan	510,438,088	18.7%
Mexico	28,473,547	1.0%
Netherlands	70,440,620	2.6%
Philippines	48,179,771	1.8%
Russia	42,436,900	1.5%
Singapore	9,210,244	0.3%
South Korea	203,858,568	7.5%
Switzerland	113,724,572	4.1%
Taiwan	32,521,530	1.2%
Thailand	19,470,471	0.7%
United Kingdom	243,791,336	8.9%
United States††	187,808,015	6.9%
Total	$2,732,159,276	100.0%

††Includes Short-Term Securities and Other Securities (0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

14 Janus International & Global Funds October 31, 2005

Janus Worldwide Fund (unaudited)

Performance Overview

Janus Worldwide Fund gained 9.47% for the 12-month period ended October 31, 2005, compared to the 13.27% return of its benchmark the Morgan Stanley Capital International (MSCI) World IndexSM.

Despite positive absolute returns over the period, the Fund trailed the benchmark Index largely due to an overweight position in the media sector, a significantly underperforming industry during the period. Relative returns were also hurt by the substantially underweight position in the top performing energy sector, which gained over 30% over the past year. Meanwhile, the Fund's banking and healthcare holdings contributed positively to returns.

From a geographic perspective, our very modest positions in the emerging markets of India and Brazil were some of the biggest contributors to performance in the period. Meanwhile, detracting from the Fund's performance was a significant position in the U.K.

Fund Composition

As of October 31, 2005, the majority of the Fund's total net assets were invested in foreign companies, representing 62.3% of total net assets, while 35.7% of the Fund's total net assets were invested in domestic companies. Only 6.7% of the Fund's total net assets were invested in emerging markets. Meanwhile, its cash position was 2.0%. The Fund's top 10 equity holdings as of October 31, 2005, accounted for 41.9% of total net assets.

Healthcare Positions Aided Performance

A number of the Fund's healthcare investments performed well during the period. Drug distributor McKesson reported strong earnings results that were driven by favorable pricing trends and healthy operating margins. With the transition to a fee-for-service pricing model now behind us, investors have now focused on the favorable growth dynamics in the industry.

Positive earnings results also helped drive the performance of managed care provider UnitedHealth Group. The fundamentals of the company and industry remained strong in 2005 and I would expect this to continue going forward. A reasonable pricing environment coupled with stable medical cost trends, should continue to bolster profits and cash flow. I continue to believe the company is an attractive long-term investment due to an attractive valuation and strong competitive positioning.

Select Online Retailers and Industrials Detracted from Results

Weighing on performance was online travel firm Expedia, which was a recent spin-off from another Fund holding, IAC/InterActiveCorp. Fears of a weaker U.S. economy and a soft travel market pressured the position, along with concerns over deteriorating margins and an increasingly competitive online travel market. While these are legitimate concerns that warrant careful attention, I believe they are more than discounted in the stock's current price. On the positive side, Expedia has a number of compelling growth opportunities in front of it, including a growing business travel segment and expansion into the international arena.

Economic worries also pressured industrial conglomerate Tyco, which lowered its full-year profit and cash flow forecasts in August. The stock was trimmed earlier in the year as it approached our price target, but the recent decline has once again made Tyco's valuation compelling. I believe the market is overlooking the solid long-term growth prospects for the company due to current weak fundamentals. Meanwhile, the competitive positioning of the business remains strong and a very capable management team continues to work hard to deliver shareholder value. At these prices, I believe the stock is meaningfully undervalued and it remains a significant holding in the Fund.

Fund Snapshot

This global fund offers geographic diversification in a single portfolio.

Jason Yee

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	October 31, 2005	October 31, 2004
Willis Group Holdings, Ltd.	6.6%	–
British Sky Broadcasting Group PLC	6.3%	5.0%
Millea Holdings, Inc.	4.6%	1.5%
JP Morgan Chase & Co.	4.5%	4.1%
Koninklijke (Royal) Philips Electronics N.V.	3.9%	1.6%
Walt Disney Co.	3.6%	3.0%
IAC/InterActiveCorp	3.3%	3.9%
Diageo PLC	3.2%	2.4%
UnitedHealth Group, Inc.	3.0%	2.1%
Tyco International, Ltd. (U.S. Shares)	2.9%	2.9%

Janus International & Global Funds October 31, 2005 15

Janus Worldwide Fund (unaudited)

Investment Outlook and Manager Commentary

Just over a year ago, I wrote my first letter as the new manager of Janus Worldwide Fund and outlined a strategy for improving performance, longer investment time horizons, more focused portfolio construction, strong emphasis on risk management and a disciplined, rigorous investment process. I feel that I have made substantial progress on all of these fronts over the past year and remain extremely confident that this will translate into solid results over time.

Reflecting upon the period, the global equity markets were quite robust, with nearly every geography and industry group posting positive absolute returns. International markets, and especially those in developing nations, continued to outpace the returns here in the United States. Of the developed markets, Japan was a strong performer buoyed by a favorable political climate and recent data points suggesting economic recovery and reflation.

While it is pleasing to have this "tailwind" in the financial markets, in many respects, this has not been the ideal market to reposition and restructure the Fund. As a contrarian investor, I typically welcome a bit of short-term volatility to create long-term investment opportunities. With volatility and risk premiums at record lows, this is less than an ideal environment. In retrospect, it was clearly suboptimal for short-term performance to reduce the overall risk profile of the Fund, despite the fact that I still strongly believe this is the prudent long-term strategy. Unsurprisingly, when the markets are performing well, most investors are more focused on reward, as opposed to risk. In contrast, my perhaps quaint and unfashionable approach is to focus on the downside risk precisely at these times when it appears least likely. The investment future is always uncertain, so it is prudent to always be well prepared for negative surprises.

While I strive to deliver investment performance in any given year, the nature of investment returns is far from a linear path. Legendary investor Charlie Munger of Berkshire Hathaway fame said it best: "In investment management today, everybody not only wants to win, but to have the path never diverge much from a standard path except on the upside. Well, that is a very artificial...construct." The non-standard path to superior investment returns may be especially relevant to the long-term investor, faced with the trade-off between short-term pain and long-term gain. I am firmly focused on long-term gain.

In this respect, I am reminded of Lance Armstrong's extraordinary athletic career and seven consecutive victories at the Tour de France. As you may know, each Tour de France is comprised of 21 or so different individual stages of riding. In the course of his seven Tour wins (approximately 147 stages), Armstrong won 25 individual stages along the road to victory. But what was obviously most important was his cumulative race time.

Like the Tour de France, investing is a cumulative sport. Ultimately, it is not how many individual stages you win, it is how to finish with the best overall time – that is what wins the race. With investing, no matter who has the best short-term results, what really counts is delivering superior long-term, risk-adjusted performance. In the modern investment profession, where results can be measured daily, it is important never to lose sight of this simple, common sense perspective.

All the fundamental research work here at Janus – the company management interviews, customer surveys, financial modeling and valuation analysis – is focused on delivering on that single goal of superior long-term, risk adjusted performance. As a fellow shareholder of Janus Worldwide Fund, I would like to express my deepest personal commitment to delivering that performance. I will borrow from Warren Buffett in saying, "We eat our own cooking...[we] cannot promise you results. But we can guarantee that your financial fortunes will move in lockstep with ours."

Thank you for your continued support and confidence.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

16 Janus International & Global Funds October 31, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Worldwide Fund	9.47%	(7.65)%	7.74%	10.60%
Morgan Stanley Capital International World IndexSM	13.27%	0.13%	7.12%	7.76%
Lipper Ranking – based on total returns for Global Funds	286/328	197/206	35/74	5/17

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – May 15, 1991

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05 - 10/31/05) *
Actual	$1,000.00	$1,043.90	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23

*Expenses are equal to the annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus International & Global Funds October 31, 2005 17

Janus Worldwide Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Common Stock - 98.0%
Advertising Agencies - 1.1%
5,231,235	Interpublic Group of Companies, Inc.*,#	$54,038,658
Advertising Services - 2.1%
10,567,225	WPP Group PLC	103,807,456
Apparel Manufacturers - 0.9%
5,735,501	Burberry Group PLC	38,932,415
33,758	Hermes International#	7,573,612
		46,506,027
Audio and Video Products - 1.0%
1,608,600	Sony Corp.	51,957,186
Automotive - Cars and Light Trucks - 1.8%
327,460	Hyundai Motor Company, Ltd.	24,026,280
6,035,514	Nissan Motor Company, Ltd.	62,631,225
		86,657,505
Beverages - Wine and Spirits - 3.2%
10,694,465	Diageo PLC	158,059,335
Broadcast Services and Programming - 1.9%
2,896,460	Liberty Global, Inc. - Class A*,#	71,745,314
988,260	Liberty Global, Inc. - Class C*,#	23,441,527
		95,186,841
Cable Television - 1.0%
1,788,045	EchoStar Communications Corp. - Class A*,#	48,044,769
Casino Hotels - 0.8%
631,915	Harrah's Entertainment, Inc.	38,218,219
Cellular Telecommunications - 2.4%
45,038,541	Vodafone Group PLC	118,182,623
Chemicals - Diversified - 0.5%
562,900	Shin-Etsu Chemical Company, Ltd.	26,788,644
Chemicals - Specialty - 2.8%
48,700	Givaudan S.A.#	31,387,676
1,007,470	Syngenta A.G.*	107,986,469
		139,374,145
Commercial Banks - 1.4%
821,802	UBS A.G.#	69,792,779
Computers - 1.0%
1,522,860	Dell, Inc.*	48,548,777
Distribution/Wholesale - 2.0%
14,343,000	Esprit Holdings, Ltd.	101,113,885
Diversified Minerals - 2.1%
2,512,625	Companhia Vale do Rio Doce (ADR)#	103,846,791
Diversified Operations - 6.8%
1,489,558	Louis Vuitton Moet Hennessy S.A.#	120,587,772
4,558,816	Smiths Group PLC	73,630,805
5,376,775	Tyco International, Ltd. (U.S. Shares)	141,893,091
		336,111,668
Diversified Operations - Commercial Services - 2.4%
44,333,316	Rentokil Initial PLC	120,451,776
E-Commerce/Products - 2.2%
2,774,595	Amazon.com, Inc.*,#	110,650,849

Shares or Principal Amount		Value
E-Commerce/Services - 6.9%
1,437,170	eBay, Inc.*,#	$56,911,932
6,428,521	Expedia, Inc.*	120,791,910
6,428,520	IAC/InterActiveCorp*,#	164,570,111
		342,273,953
Electronic Components - Miscellaneous - 4.8%
7,391,517	Koninklijke (Royal) Philips Electronics N.V.	193,112,583
1,680,825	Koninklijke (Royal) Philips Electronics N.V. (U.S. Shares)#	43,970,382
		237,082,965
Finance - Investment Bankers/Brokers - 6.6%
1,669,310	Citigroup, Inc.	76,421,012
6,100,388	JP Morgan Chase & Co.	223,396,208
2,264,000	Mitsubishi UFJ Securities Company, Ltd.	25,691,470
		325,508,690
Finance - Mortgage Loan Banker - 1.3%
2,942,800	Housing Development Finance Corporation, Ltd.	63,224,168
Health Care Cost Containment - 2.0%
2,209,855	McKesson Corp.#	100,393,713
Insurance Brokers - 6.6%
8,873,705	Willis Group Holdings, Ltd.£	329,569,404
Investment Companies - 0.2%
432,548	RHJ International*	10,108,563
Medical - Drugs - 1.4%
1,164,620	Pfizer, Inc.	25,318,839
307,620	Roche Holding A.G.	45,951,535
		71,270,374
Medical - HMO - 3.0%
2,571,725	UnitedHealth Group, Inc.#	148,877,160
Medical - Hospitals - 0.9%
1,991,840	Health Management Associates, Inc. - Class A#	42,645,294
Money Center Banks - 0.9%
3,843,014	ICICI Bank, Ltd.*	42,437,721
Multimedia - 4.1%
772,017	Vivendi Universal S.A.#	24,314,913
7,341,810	Walt Disney Co.	178,919,910
		203,234,823
Networking Products - 0.5%
1,425,690	Cisco Systems, Inc.*	24,878,291
Oil Companies - Integrated - 1.0%
199,717	Total S.A. - Class B#	50,120,133
Petrochemicals - 1.9%
5,689,926	Reliance Industries, Ltd.	96,269,205
Property and Casualty Insurance - 4.6%
12,552	Millea Holdings, Inc.	225,355,897
Publishing - Books - 0.5%
2,748,952	Reed Elsevier PLC	25,106,806
Real Estate Management/Services - 0.5%
1,774,000	Mitsubishi Estate Company, Ltd.	26,104,819
Reinsurance - 2.3%
40,538	Berkshire Hathaway, Inc. - Class B*,#	114,114,470

See Notes to Schedules of Investments and Financial Statements.

18 Janus International & Global Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Retail - Apparel and Shoe - 0.5%
837,127	Industria de Diseno Textil S.A.	$24,770,396
6,948	Next PLC	164,055
		24,934,451
Semiconductor Equipment - 0.5%
1,435,729	ASML Holding N.V.*	24,261,189
Soap and Cleaning Preparations - 1.3%
2,053,987	Reckitt Benckiser PLC	62,059,150
Television - 6.3%
34,478,988	British Sky Broadcasting Group PLC#	311,242,788
Toys - 0.9%
2,862,330	Mattel, Inc.#	42,219,368
Transportation - Services - 1.1%
781,550	United Parcel Service, Inc. - Class B	57,006,257
Total Common Stock (cost $4,317,267,075)		4,857,637,585
Other Securities - 11.5%
164,347	Foreign Bonds†	164,347
569,587,933	State Street Navigator Securities Lending Prime Portfolio†	569,587,933
10,608	U.S. Treasury Bonds/Notes†	10,608
Total Other Securities (cost $569,762,888)		569,762,888
Short-Term U.S. Government Agencies - 0.5%
$25,000,000	Federal Home Loan Bank System, 3.85% due 2/3/06 (cost $24,748,681)	24,718,750
Time Deposit - 1.0%
48,100,000	Societe Generale, ETD 4.00%, 11/1/05 (cost $48,100,000)	48,100,000
Total Investments (total cost $4,959,878,644) – 111.0%		5,500,219,223
Liabilities, net of Cash, Receivables and Other Assets – (11.0)%		(542,550,707)
Net Assets – 100%		$4,957,668,516

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$10,108,563	0.2%
Bermuda	572,576,380	10.4%
Brazil	103,846,791	1.9%
France	202,596,430	3.7%
India	201,931,094	3.7%
Japan	418,529,241	7.6%
Netherlands	261,344,154	4.7%
South Korea	24,026,280	0.4%
Spain	24,770,396	0.5%
Switzerland	255,118,459	4.6%
United Kingdom	1,011,637,209	18.4%
United States††	2,413,734,226	43.9%
Total	$5,500,219,223	100.0%

††Includes Short-Term Securities and Other Securities (32.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds October 31, 2005 19

Statements of Assets and Liabilities

As of October 31, 2005 (all numbers in thousands except net asset value per share)	Janus Global Opportunities Fund	Janus Overseas Fund		Janus Worldwide Fund
Assets:
Investments at cost(1)	$164,712	$2,016,028		$4,959,879
Investments at value(1)	$195,559	$2,732,159		$5,500,219
Cash	1,188	1,125		1,533
Cash denominated in foreign currency(2)	77	394		5,816
Receivables:
Investments sold	1,679	3,889		26,438
Fund shares sold	58	8,058		918
Dividends	257	3,545		8,466
Interest	3	47		69
Other assets	5	81		122
Total Assets	198,826	2,749,298		5,543,581
Liabilities:
Payables:
Securities loaned (Note 1)	19,025	169,008		569,763
Investments purchased	1,752	20,479		164
Fund shares repurchased	285	1,274		12,048
Advisory fees	99	1,357		2,551
Transfer agent fees and expenses	53	473		1,004
Non-interested Trustees' fees and expenses	–	15		12
Foreign tax liability	–	1,899		–
Accrued expenses	52	172		370
Total Liabilities	21,266	194,677		585,912
Net Assets	$177,560	$2,554,621		$4,957,669
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$153,550	$2,808,440		$10,282,666
Undistributed net investment income/(loss)*	1,312	11,872		50,820
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(8,148)	(979,829)		(5,915,906)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	30,846	714,138	(3)	540,089
Total Net Assets	$177,560	$2,554,621		$4,957,669
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,767	89,900		119,724
Net Asset Value Per Share	$13.91	$28.42		$41.41

*See Note 4 in the Notes to the Financial Statements.

(1)  Investments at cost and value include $18,351,822, $161,750,824 and $545,864,064 of securities loaned for Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively (Note 1).

(2)  Includes cost of $77,091, $394,767 and $5,817,490 for Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively.

(3)  Net of foreign taxes on investments of $1,899,251 for Janus Overseas Fund.

See Notes to Financial Statements.

20 Janus International & Global Funds October 31, 2005

Statements of Operations

For the fiscal year ended October 31, 2005 (all numbers in thousands)	Janus Global Opportunities Fund	Janus Overseas Fund	Janus Worldwide Fund
Investment Income:
Interest	$346	$387	$4,495
Securities lending income	51	726	1,314
Dividends	3,340	42,551	95,459
Dividends from affiliate	–	–	7,114
Foreign tax withheld	(136)	(3,431)	(4,053)
Total Income	3,601	40,233	104,329
Expenses:
Advisory fees	1,401	14,542	35,837
Transfer agent fees and expenses	610	4,939	13,671
Registration fees	24	4	–
Postage and mailing expenses	38	85	341
Custodian fees	42	553	309
Professional fees	36	41	63
Non-interested Trustees' fees and expenses	15	61	115
Printing Expenses	49	95	524
Other expenses	48	111	237
Non-recurring costs (Note 2)	–	1	2
Costs assumed by Janus Capital Management LLC (Note 2)	–	(1)	(2)
Total Expenses	2,263	20,431	51,097
Expense and Fee Offset	(28)	(127)	(471)
Net Expenses	2,235	20,304	50,626
Net Investment Income/(Loss)	1,366	19,929	53,703
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	16,929	311,778	566,380
Net realized gain/(loss) from foreign currency transactions	(900)	(2,308)	(44,354)
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(1,257)	307,038 (1)	42,790
Payment from affiliate (Note 2)	5	1	1
Net Gain/(Loss) on Investments	14,777	616,509	564,817
Net Increase/(Decrease) in Net Assets Resulting from Operations	$16,143	$636,438	$618,520

(1)  Net of foreign taxes on investments of $1,899,251 for Janus Overseas Fund.

See Notes to Financial Statements.

Janus International & Global Funds October 31, 2005 21

Statements of Changes in Net Assets

For the fiscal year ended October 31 (all numbers in thousands)	Janus Global Opportunities Fund		Janus Overseas Fund		Janus Worldwide Fund
	2005	2004	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$1,366	$425	$19,929	$17,869	$53,703	$56,227
Net realized gain/(loss) from investment and foreign currency transactions	16,029	11,585	309,470	423,166	522,026	1,505,234
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(1,257)	3,562	307,038	(150,028)	42,790	(1,114,540)
Payment from affiliate (Note 2)	5	–	1	257	1	48
Net Increase/(Decrease) in Net Assets Resulting from Operations	16,143	15,572	636,438	291,264	618,520	416,969
Dividends and Distributions to Shareholders:
Net investment income*	(414)	(382)	(21,691)	(33,320)	(53,489)	(102,305)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–
Net Increase/(Decrease) from Dividends and Distributions	(414)	(382)	(21,691)	(33,320)	(53,489)	(102,305)
Capital Share Transactions:
Shares sold	45,661	95,444	444,629	494,697	193,894	524,188
Redemption fees	29	59	163	375	164	389
Reinvested dividends and distributions	407	375	21,232	32,562	52,441	100,533
Shares repurchased	(91,680)	(47,313)	(616,330)	(1,506,835)	(2,928,182)	(5,206,108)
Net Increase/(Decrease) from Capital Share Transactions	(45,583)	48,565	(150,306)	(979,201)	(2,681,683)	(4,580,998)
Net Increase/(Decrease) in Net Assets	(29,854)	63,755	464,441	(721,257)	(2,116,652)	(4,266,334)
Net Assets:
Beginning of period	207,414	143,659	2,090,180	2,811,437	7,074,321	11,340,655
End of period	$177,560	$207,414	$2,554,621	$2,090,180	$4,957,669	$7,074,321
Undistributed Net Investment Income/(Loss)*	$1,312	$399	$11,872	$14,191	$50,820	$50,827

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

22 Janus International & Global Funds October 31, 2005

Financial Highlights

	Janus Global Opportunities Fund
For a share outstanding during each fiscal year or period ended October 31	2005		2004		2003	2002	2001(1)
Net Asset Value, Beginning of Period	$12.93		$11.66		$8.64	$9.68	$10.00
Income from Investment Operations:
Net investment income/(loss)	.10		.03		.03	.03	.02
Net gains/(losses) on securities (both realized and unrealized)	.91		1.27		3.02	(1.04)	(.34)
Total from Investment Operations	1.01		1.30		3.05	(1.01)	(.32)
Less Distributions and Other:
Dividends (from net investment income)*	(.03)		(.03)		(.04)	(.02)	–
Distributions (from capital gains)*	–		–		–	(.01)	–
Redemption fees	–	(2)	–	(2)	.01	N/A	N/A
Payment from affiliate	–	(3)	–		–	–	–
Total Distributions and Other	(.03)		(.03)		(.03)	(.03)	–
Net Asset Value, End of Period	$13.91		$12.93		$11.66	$8.64	$9.68
Total Return**	7.78	%(4)	11.18%		35.51%	(10.59)%	(3.10)%
Net Assets, End of Period (in thousands)	$177,560		$207,414		$143,659	$148,890	$63,425
Average Net Assets for the Period (in thousands)	$218,871		$175,110		$132,935	$155,411	$54,832
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.03%		1.09%		1.17%	1.19%	1.52%
Ratio of Net Expenses to Average Net Assets***(5)	1.02%		1.09%		1.16%	1.16%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.62%		0.24%		0.27%	0.40%	0.64%
Portfolio Turnover Rate***	36%		37%		31%	84%	0%
	Janus Overseas Fund
For a share outstanding during each fiscal year ended October 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$21.62		$19.50		$15.44	$18.44	$33.44
Income from Investment Operations:
Net investment income/(loss)	.21		.18		.24	.15	.28
Net gains/(losses) on securities (both realized and unrealized)	6.82		2.18		3.98	(3.05)	(11.42)
Total from Investment Operations	7.03		2.36		4.22	(2.90)	(11.14)
Less Distributions and Other:
Dividends (from net investment income)*	(.23)		(.24)		(.16)	(.10)	(.20)
Distributions (from capital gains)*	–		–		–	–	(3.66)
Redemption fees	–	(2)	–	(2)	– (2)	N/A	N/A
Payment from affiliate	–	(3)	–	(3)	–	–	–
Total Distributions and Other	(.23)		(.24)		(.16)	(.10)	(3.86)
Net Asset Value, End of Period	$28.42		$21.62		$19.50	$15.44	$18.44
Total Return	32.74	%(4)	12.24	%(4)	27.62%	(15.78)%	(37.09)%
Net Assets, End of Period (in thousands)	$2,554,621		$2,090,180		$2,811,437	$3,242,597	$4,988,637
Average Net Assets for the Period (in thousands)	$2,272,200		$2,496,896		$2,897,732	$4,445,864	$6,945,505
Ratio of Gross Expenses to Average Net Assets(5)(6)	0.90%		0.93%		0.94%	0.91%	0.87%
Ratio of Net Expenses to Average Net Assets(5)	0.89%		0.93%		0.94%	0.89%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.88%		0.72%		1.21%	0.69%	0.77%
Portfolio Turnover Rate	57%		58%		104%	63%	65%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Fiscal period from June 29, 2001 (inception date) through October 31, 2001.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the fiscal year ended October 31, 2005 and/or the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

Janus International & Global Funds October 31, 2005 23

Financial Highlights (continued)

	Janus Worldwide Fund
For a share outstanding during each fiscal year ended October 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$38.12		$37.34		$32.87	$40.17	$70.74
Income from Investment Operations:
Net investment income/(loss)	.46		.30		.37	.27	.39
Net gains/(losses) on securities (both realized and unrealized)	3.14		.84		4.41	(7.56)	(24.04)
Total from Investment Operations	3.60		1.14		4.78	(7.29)	(23.65)
Less Distributions and Other:
Dividends (from net investment income)*	(.31)		(.36)		(.31)	(.01)	(.41)
Distributions (from capital gains)*	–		–		–	–	(6.51)
Redemption fees	–	(1)	–	(1)	– (1)	N/A	N/A
Payment from affiliate	–	(2)	–	(2)	–	–	–
Total Distributions and Other	(.31)		(.36)		(.31)	(.01)	(6.92)
Net Asset Value, End of Period	$41.41		$38.12		$37.34	$32.87	$40.17
Total Return	9.47	%(3)	3.06	%(3)	14.65%	(18.15)%	(36.56)%
Net Assets, End of Period (in thousands)	$4,957,669		$7,074,321		$11,340,655	$13,465,168	$20,331,383
Average Net Assets for the Period (in thousands)	$5,984,293		$9,278,240		$12,123,565	$18,185,263	$27,993,000
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.85%		0.92%		0.93%	0.87%	0.87%
Ratio of Net Expenses to Average Net Assets(4)	0.85%		0.92%		0.92%	0.86%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.90%		0.61%		0.99%	0.62%	0.53%
Portfolio Turnover Rate	33%		120%		108%	73%	78%

*See Note 4 in Notes to Financial Statements.

(1)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from a certain trading and or/pricing errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

24 Janus International & Global Funds October 31, 2005

Notes to Schedules of Investments

Lipper Global Funds	Funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia, and the Far East.

Morgan Stanley Capital International EAFE® Growth Index	Is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as growth securities.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe, and the Asia/Pacific Region.

ADR	American Depositary Receipt

ETD	Euro Time Deposit

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  ß  Security is illiquid.

  #  Loaned security, a portion or all of the security is on loan as of October 31, 2005.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

  ºº  Schedule of Fair Valued Securities (as of October 31, 2005)

	Value	Value as a % of Net Assets
Janus Overseas Fund
TI Automotive, Ltd.	$–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Fund's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

Janus International & Global Funds October 31, 2005 25

Notes to Schedules of Investments (continued)

£The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2005.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/05
Janus Worldwide Fund
Willis Group Holdings, Ltd.	8,873,705	$327,738,246	–	$–	$–	$5,607,998	$329,569,404

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of a Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

26 Janus International & Global Funds October 31, 2005

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has twenty-nine funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Global Opportunities Fund which is classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days or less for which market quotations are not readily available are valued on the basis of amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the funds.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds will not have the right to vote on securities while they are being lent, however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2005, the Funds had on loan securities valued as indicated:

Fund	Value at October 31, 2005
Janus Global Opportunities Fund	$18,351,822
Janus Overseas Fund	161,750,824
Janus Worldwide Fund	545,864,064

Janus International & Global Funds October 31, 2005 27

Notes to Financial Statements (continued)

As of October 31, 2005, the Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at October 31, 2005
Janus Global Opportunities Fund	$19,025,313
Janus Overseas Fund	169,008,015
Janus Worldwide Fund	569,762,888

As of October 31, 2005, all cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio, except for Janus Overseas Fund, which also invested $7,496,210 in foreign bonds and Janus Worldwide Fund, which also invested $164,347 in foreign bonds and $10,608 in U.S. treasury bonds/notes.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2005, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of October 31, 2005, there were no Funds invested in when-issued securities.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The

28 Janus International & Global Funds October 31, 2005

Funds may not experience similar performance as their assets grow.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Each Fund generally declares and distributes dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64% (0.60% for Janus Worldwide Fund).

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Custody credits received reduce Custodian Fees. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each of the Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

A 2.00% redemption fee may be imposed on shares of the Funds held for three months or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund were $29,078, $162,708 and $164,016, respectively, for the fiscal year ended October 31, 2005.

For the fiscal year ended October 31, 2005, Janus Capital assumed $23,556 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series ("Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios, except Janus Research Fund and Janus Triton Fund, based on the Portfolios' respective net assets at July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations. The effect of non-recurring costs was de minimis.

Certain officers and Trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Funds.

Janus International & Global Funds October 31, 2005 29

Notes to Financial Statements (continued)

During the fiscal year ended October 31, 2005, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Janus Global Opportunities Fund	$4,588
Janus Overseas Fund	637
Janus Worldwide Fund	1,343

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2005, the following Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 10/31/05
Janus Institutional Cash Reserves Fund
Janus Worldwide Fund	$560,000,000	$860,000,000	$1,465,498	$–
Janus Money Market Fund
Janus Worldwide Fund	$50,000,000	$50,000,000	$40,753	$–

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Global Opportunities Fund	$73,125,869	$94,057,464	$–	$–
Janus Overseas Fund	1,291,810,473	1,453,896,868	–	–
Janus Worldwide Fund	1,897,060,300	3,852,422,790	–	–

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Global Opportunities Fund	$1,309,360	$–	$(8,141,177)	$1,402	$30,840,999
Janus Overseas Fund(1)	21,871,887	–	(970,912,925)	(142,958)	695,364,523
Janus Worldwide Fund	50,896,715	–	(5,903,310,095)	(329,041)	527,744,861

(1)  Capital loss carryovers subject to annual limitations.

30 Janus International & Global Funds October 31, 2005

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2005 that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2005

Fund	October 31, 2009	October 31, 2010	October 31, 2011	Accumulated Capital Losses
Janus Global Opportunities Fund	$–	$–	$(8,141,177)	$(8,141,177)
Janus Overseas Fund(1)	(244,714,221)	(665,476,594)	(60,722,110)	(970,912,925)
Janus Worldwide Fund	(2,045,508,921)	(3,186,843,718)	(670,957,456)	(5,903,310,095)

(1)  Capital loss carryovers subject to annual limitations.

During the year ended October 31, 2005, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Carryover Loss Utilized
Janus Global Opportunities Fund	$16,770,315
Janus Overseas Fund	309,774,985
Janus Worldwide Fund	510,425,390

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Global Opportunities Fund	$164,718,374	$35,562,762	$(4,721,763)
Janus Overseas Fund	2,034,895,502	749,999,480	(52,735,706)
Janus Worldwide Fund	4,972,474,362	661,920,760	(134,175,899)

Janus International & Global Funds October 31, 2005 31

Notes to Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2005	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Global Opportunities Fund	$413,871	$–	$–	$–
Janus Overseas Fund	21,691,319	–	–	–
Janus Worldwide Fund	53,489,068	–	–	–
For the fiscal year ended October 31, 2004	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Global Opportunities Fund	$382,168	$–	$–	$–
Janus Overseas Fund	33,320,335	–	–	–
Janus Worldwide Fund	102,304,753	–	–	–

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31	Janus Global Opportunities Fund		Janus Overseas Fund		Janus Worldwide Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004
Transactions in Fund Shares
Shares sold	3,263	7,418	17,223	23,515	4,754	13,286
Reinvested distributions	29	31	918	1,649	1,301	2,649
Shares Repurchased	(6,562)	(3,729)	(24,928)	(72,670)	(71,888)	(134,107)
Net Increase/(Decrease) in Capital Share Transactions	(3,270)	3,720	(6,787)	(47,506)	(65,833)	(118,172)
Shares Outstanding, Beginning of Period	16,037	12,317	96,687	144,193	185,557	303,729
Shares Outstanding, End of Period	12,767	16,037	89,900	96,687	119,724	185,557

32 Janus International & Global Funds October 31, 2005

6. LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC''), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG'') and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI'') on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH''), Bay Isle Financial LLC ("Bay Isle''), Perkins, Wolf, McDonnell and Company, LLC ("Perkins''), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.
On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was recently refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. A request to transfer this action to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland, described above is pending. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing'' actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b), and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November, 2003, however the U.S. Court of Appeals recently vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus International & Global Funds October 31, 2005 33

Notes to Financial Statements (continued)

7. SUBSEQUENT EVENTS

Several proposals regarding the Funds were presented to shareholders at a Special Meeting of Shareholders on November 22, 2005 and potentially any adjournments thereof to be held during 2005. A Proxy Statement that describes each of the proposals has been mailed to shareholders of record as of September 9, 2005.

Proposal 1. Elect nine Trustees, including eight "independent" candidates (seven of which currently serve as Trustees of the Trust).

Proposal 2. Approve elimination of Janus Flexible Bond Fund's fundamental policy regarding investments in income-producing securities.

Proposal 3.a. For shareholders of each Fund (except Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Small Cap Value Fund), to approve conforming amendments to the Fund's investment advisory agreement with Janus Capital.

Proposal 3.b. To approve a proposed amendment to the investment advisory agreement between Janus Capital and the following Funds that would introduce a performance incentive investment advisory fee structure: Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, and Janus Worldwide Fund.

Proposal 4. To approve an amended subadvisory agreement between Janus Capital, on behalf of Janus Risk-Managed Stock Fund and INTECH that would introduce a performance incentive subadvisory fee structure.

Further information about each of these proposals is provided in the Proxy Statement filed with the SEC that is available electronically on www.janus.com during the period of the proxy solicitation.

34 Janus International & Global Funds October 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund (three of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2005

Janus International & Global Funds October 31, 2005 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to

36 Janus International & Global Funds October 31, 2005

benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the

Janus International & Global Funds October 31, 2005 37

Additional Information (unaudited) (continued)

Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

38 Janus International & Global Funds October 31, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions, and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Funds' exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

Janus International & Global Funds October 31, 2005 39

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements include the use of uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

40 Janus International & Global Funds October 31, 2005

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2005:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income
Janus Global Opportunities Fund	136,054	2,676,286
Janus Overseas Fund	3,356,503	42,550,817
Janus Worldwide Fund	4,024,609	80,236,739

Dividends Received Deduction Percentage

Fund
Janus Global Opportunities Fund	49%
Janus Worldwide Fund	35%

Qualified Dividend Income Percentage

Fund
Janus Global Opportunities Fund	100%
Janus Overseas Fund	100%
Janus Worldwide Fund	100%

Due to the uncertainty regarding procedures for identifying qualified foreign corporations, the qualified dividend income percentages reported on the 2005 Form 1099-DIV may be substantially lower than the percentages reported above.

Janus International & Global Funds October 31, 2005 41

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 65 series or funds.

In April 2003, the Trustees established an Advisory Board to provide the Trustees advice regarding Janus Global Technology Fund, Janus Overseas Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and served a two-year term, which ended effective March 2005.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	65	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	65		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	65		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor) and W.W. Grainger, Inc. (industrial distributor); and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

*Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 65 funds comprising the Janus Funds, Mr. Mullen oversees 86 funds.

42 Janus International & Global Funds October 31, 2005

Trustees (cont.)

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 61	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	65	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves)	65	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	65	N/A

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/69-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of the Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	65	N/A

**The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus International & Global Funds October 31, 2005 43

Trustees and Officers (unaudited)

Officers

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brent A. Lynn 151 Detroit Street Denver, CO 80206 Age 41	Executive Vice President and Portfolio Manager Janus Overseas Fund	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1991-2001) for Janus Capital Corporation.

Jason P. Yee 151 Detroit Street Denver, CO 80206 Age 35	Executive Vice President and Portfolio Manager Janus Global Opportunities Fund Executive Vice President and Portfolio Manager Janus Worldwide Fund	3/01-Present 7/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager and Managing Director (1996-2000) for Bee & Associates and Analyst (2000-2001) for Janus Capital Corporation.

*Officers are elected annually by the Trustees for a one-year term.

44 Janus International & Global Funds October 31, 2005

Officers (cont.)

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bonnie M. Howe 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-Present	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	General Counsel Vice President and Secretary	4/04-Present 12/99-Present	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice Janus President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President and Chief Compliance Officer of Enhanced Investment Technologies, LLC. Formerly, Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

*Officers are elected annually by the Trustees for a one-year term.

Janus International & Global Funds October 31, 2005 45

Trustees and Officers (unaudited)

Officers (cont.)

Term of Office* and Name, Age and Address	Principal Occupations Positions Held with Funds	Length of Time Served	During the Past Five Years
Girard C. Miller** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-Present	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, Director of Capital Group Partners, Inc. (2003-2004); and President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jasper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected annually by the Trustees for a one-year term.

**Mr. Miller intends to resign his positions with Janus Capital Group Inc. and its subsidiaries effective January 3, 2006. A successor to his positions with the Trust will be appointed by the Trustees prior to this date.

46 Janus International & Global Funds October 31, 2005

Notes

Janus International & Global Funds October 31, 2005 47

Notes

48 Janus International & Global Funds October 31, 2005

Notes

Janus International & Global Funds October 31, 2005 49

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (12/05)

C-1205-10  111-02-104 12-05

2005 Annual Report

Janus Bond & Money Market Funds

Bond

Janus Federal Tax-Exempt Fund

Janus Flexible Bond Fund

Janus High-Yield Fund

Janus Short-Term Bond Fund

Money Market

Janus Money Market Fund

Janus Government Money Market Fund

Janus Tax-Exempt Money Market Fund

Janus Bond & Money Market Funds

President and CIO Letter to Shareholders	1

Portfolio Managers' Commentaries and Schedules of Investments

Janus Federal Tax-Exempt Fund	6

Janus Flexible Bond Fund	12

Janus High-Yield Fund	20

Janus Short-Term Bond Fund	32

Janus Money Market Fund	41

Janus Government Money Market Fund	44

Janus Tax-Exempt Money Market Fund	45

Statements of Assets and Liabilities - Bond Funds	47

Statements of Operations - Bond Funds	48

Statements of Changes in Net Assets - Bond Funds	49

Financial Highlights - Bond Funds	50

Statements of Assets and Liabilities - Money Market Funds	52

Statements of Operations - Money Market Funds	53

Statements of Changes in Net Assets - Money Market Funds	54

Financial Highlights - Money Market Funds	55

Notes to Schedules of Investments	60

Notes to Financial Statements	64

Report of Independent Registered Public Accounting Firm	74

Additional Information	75

Explanations of Charts, Tables and Financial Statements	78

Designation Requirements	80

Trustees and Officers	81

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Dear Shareholder,

I am pleased to provide you with an update on Janus and the performance of your investments. We have positive news to share with you on a number of fronts, including improved performance, research team enhancements, and new product launches, all of which position us well as we look into 2006.

Performance Update

Starting with the most important metric, overall relative performance continued to improve over the period. As of October 31, 2005, 75% of the Janus managed equity funds were outperforming their Lipper peers.

In particular, our growth/blend disciplines posted very strong performance over the past 12-months and bear special mention. For example, Janus Twenty*, Janus Orion, Janus Core Equity, Janus Growth and Income, Janus Contrarian and Janus Overseas Funds, were ranked in the top 2% of their respective Lipper categories for the one-year period ended October 31, 2005. While recent performance is important, I am even prouder of the solid performance we delivered over the three-year period, with 69% of our funds ranked in the top two Lipper quartiles.

Market Recap

From the constant drum beat of Federal Reserve rate hikes to the recent spike in energy prices caused by dramatic hurricanes, it has been an active twelve months for the U.S. economy and equity markets.

Despite ongoing worries about inflation and interest rates, the equity markets were able to battle through the lows of last fall and notch decent mid- to high-single digit returns over the past 12-months.1

The sectors that made the largest positive contribution to the overall gains of the market, specifically the S&P 500® Index, during this time were healthcare and energy. Not coincidentally, given that Janus' research focuses on seeking to identify the most compelling investment candidates in the market, the healthcare and energy sectors made the largest contribution to our firm-wide performance.

For example, UnitedHealth Group was the number one contributor to firm-wide performance, and rose almost 60% during the time period. A combination of rising enrollment trends, tight cost control and innovative new products and services has enabled UnitedHealth to outpace its competition over the last few years and become the gold standard in the HMO industry.

On the biotechnology side, advances in cancer research and new drug approvals have powered Janus holdings like Genentech, Roche and Celgene, all of which I believe are very well positioned to address the enormous unmet medical needs of cancer patients worldwide through potential blockbuster drugs like Avastin and Remodulin.

Our search for the global top energy investments took us from the natural gas fields of West Texas to deep water drilling platforms off the coast of India to Canadian oil sands fields. Investments in EOG Resources, Reliance Industries and Suncor Energy all generated handsome gains for some of our Funds, many of which were overweight the sector during the year.

Investment Team Update

The improvement in firm-wide performance can be traced to the research enhancements that have been implemented over the last few years. The senior analysts that have been added to the research team made meaningful contributions to the Funds from day one. The research associate group expanded its reach with each passing quarter and continued to undertake critical work in uncovering emerging trends in the marketplace. The Risk Committee, headed by Dan Scherman, worked closely with portfolio managers to identify and assess the appropriate risk profile for each Fund.

Each of these initiatives represented key goals we articulated to fund holders last year, and I'm pleased to report that not only have we fulfilled each goal, but also that the initiatives had a positive impact on several of the Funds.

Gary Black

President and Chief
Investment Officer

Janus Bond & Money Market Funds October 31, 2005 1

Continued

Update on New Funds

I'd be remiss if I didn't highlight the solid performance posted by our two newest Fund offerings – Janus Triton Fund and Janus Research Fund. While still in its early days, Janus Triton Fund populated its portfolio with a compelling collection of small and mid-cap investment ideas and handsomely outperformed its benchmark, the Russell 2500TM Growth Index.

Janus Research Fund represents a truly differentiated portfolio offered by Janus, in that it is an analyst-driven portfolio populated with the highest conviction ideas of each analyst. As such, the portfolio is style-agnostic and offers exposure to all market capitalizations, sectors and geographies of the global market. We are very pleased with the initial performance of both these Funds.

We are also expanding our fund lineup. As of December 30, 2005, investors will be able to take advantage of three new investment options called Janus Smart Portfolios. These Funds are offered in three risk profiles: Growth, Moderate and Conservative, and they invest in the underlying Janus stock and bond funds to deliver a simple, diversified strategy for investors.

Growth Versus Value

In past letters we have been rather vocal in sharing our opinion that growth is poised to return to favor in the market place. After five consecutive years of outperformance by the value style, we are most encouraged by early signs that the market is indeed beginning to rotate back into the growth style.

For example, the Russell 1000® Growth Index has outperformed the Russell 1000® Value Index for two straight quarters. This outperformance (growth beating value for two consecutive quarters) has not occurred since the first half of the year 2000. Encouragingly, this trend continued in the first month of the fourth quarter as well. Because a sizeable portion of Janus' assets are growth oriented, this rotation should represent a growing breeze at our backs as we transition into 2006.

Market Outlook

Given the twin headwinds of inflation and rate hikes, there has been a growing debate in the market about the potential for an economic slowdown as we enter 2006. In addition to the interest rate and inflation outlook, flattening home prices, rising consumer debt and potentially slowing corporate earnings all point to clouds on the horizon. Additionally, we are watching the tightening spread between short- and long-term bonds for any discernable signs that a recession may be looming on the horizon.

While in aggregate these issues are worrisome, based on the economic data available today, we do not believe the economy will slow down dramatically in 2006. While interest rate hikes and rising inflation make for good newspaper headlines, it is important to note that the underlying fundamentals supporting further economic expansion remain intact and should enable the economy to navigate through these economic cross-currents. The economy's resilience has often been underestimated, and there is an expectation that this dynamic will be demonstrated once again as we transition into the New Year.

Regardless of the macro-economic climate, we remain focused on leveraging our fundamental, grass-roots research to identify the most promising risk/reward investments we can locate on a global basis.

CEO Succession

As many of you know, on October 26, 2005 the board of directors of Janus Capital Group announced that I would succeed Steve Scheid as chief executive officer on January 3, 2006. Steve will remain chairman of the board.

I want to end this letter by thanking Steve Scheid for his contribution to Janus over the last 18 months as chief executive officer. He has worked tirelessly to rebuild trust in the Janus brand and restructure our organization for success. I hope you'll join me in congratulating Steve on his accomplishments.

Thank you for your investment in Janus.

Sincerely,

Gary Black

2 Janus Bond & Money Market Funds October 31, 2005

Continued

The information in the Janus Smart Portfolio prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

*Closed to new investors.

1Based on 1-year returns for the Russell 1000® Growth Index and S&P 500® Index which returned 8.81% and 8.72% for the period ended October 31, 2005.

See complete Lipper rankings on page 4. Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund's portfolios may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

As of October 31, 2005, EOG Resources, Inc. was 1.1% of Janus Core Equity Fund, 3.2% of Janus Enterprise Fund, 0.3% of Janus Fund, 3.6% of Janus Orion Fund, 1.6% of Janus Research Fund, 0.7% of Janus Growth and Income Fund, 0.6% of Janus Risk-Managed Stock Fund, 0.9% of Janus Olympus Fund and 2.2% of Janus Twenty Fund.

As of October 31, 2005, Reliance Industries, Ltd. was 4.4% of Janus Contrarian Fund, 1.6% of Janus Research Fund, 1.9% of Janus Worldwide Fund and 6.5% of Janus Overseas Fund.

As of October 31, 2005, Suncor Energy, Inc. was 2.3% of Janus Core Equity Fund, 1.6% of Janus Research Fund, 0.9% of Janus Balanced Fund, 3.4% of Janus Growth and Income Fund, 1.6% of Janus Overseas Fund, 2.1% of Janus Contrarian Fund and 0.1% of Janus Fund.

As of October 31, 2005, UnitedHealth Group, Inc. was 3.5% of Janus Global Life Fund, 2.6% of Janus Fund, 1.3% of Janus Research Fund, 3.8% of Janus Growth and Income Fund, 0.7% of Janus Risk-Managed Stock Fund, 3.0% of Janus Worldwide Fund, 3.5% of Mercury Fund, 2.4% of Olympus Fund, 9.8% of Janus Twenty Fund and 0.4% of Janus Balanced Fund.

As of October 31, 2005, Roche Holding A.G. was 3.2% of Janus Core Equity Fund, 3.3% of Janus Global Life Sciences Fund, 0.4% of Janus Fund, 3.8% of Janus Orion Fund, 2.7% of Janus Balanced Fund, 2.7% of Janus Growth and Income Fund, 0.9% of Janus Worldwide Fund, 3.8% of Janus Mercury Fund, 3.2% of Janus Olympus Fund, 2.5% of Janus Overseas Fund, and 6.0% of Janus Twenty Fund.

As of October 31, 2005, Celgene Corp. was 1.9% of Janus Core Equity Fund, 3.0% of Janus Enterprise Fund, 4.5% of Janus Global Life Sciences Fund, 0.6% of Janus Fund, 4.3% of Janus Orion Fund, 1.3% of Janus Research Fund, 2.1% of Janus Triton Fund, 1.2% of Janus Balanced Fund, 1.2% of Janus Mercury Fund, 3.7% of Janus Olympus Fund and 2.6% of Janus Twenty Fund.

As of October 31, 2005, Genentech, Inc. was 1.0% of Janus Fund, 7.0% of Janus Twenty Fund, 1.6% of Janus Olympus Fund, 2.2% of Janus Global Life Sciences Fund.

There is no guarantee that any Fund included in this report holds these securities. Please see the back of the report for individual holding percentages as of October 31, 2005.

There is no assurance that any Janus fund currently holds any of these securities.

Positive performance of holdings does not indicate positive portfolio returns.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

A fund's performance for very short time periods may not be indicative of future performance.

Janus Bond & Money Market Funds October 31, 2005 3

Lipper Rankings (unaudited)

		Lipper Rankings - Based on total return as of 10/31/05
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	69	467/679	54	311/581	71	325/457	43	65/151	5	1/20
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	25	135/542	13	54/445	88	286/325	60	73/121	35	18/51
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	21	141/679	8	44/581	74	335/457	6	8/151	2	1/84
Janus Olympus Fund(1) (12/95)	Multi-Cap Growth Funds
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	2	5/414	8	27/359	23	60/261	–	–	37	86/237
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	63	325/515	15	63/435	53	168/322	43	41/96	10	1/9
Janus Balanced Fund(1) (9/92)	Balanced Funds	23	142/634	73	338/466	44	163/374	7	11/175	5	3/72
Janus Core Equity Fund(1) (6/96)	Large-Cap Core Funds	1	6/877	7	52/763	10	57/606	–	–	2	4/263
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds
Janus Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	12	87/761	–	–	–	–	–	–	19	113/605
Janus Contrarian Fund(2) (2/00)	Multi-Cap Core Funds
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt	78	207/267	84	212/252	81	178/221	72	103/144	83	66/79
Janus Flexible Bond Fund(1)(3) (7/87)	Intermediate Inv Grade Debt Funds	61	279/461	36	144/403	35	102/294	11	15/139	16	4/24
Janus High-Yield Fund (12/95)	High Current Yield Funds	58	244/426	94	340/363	51	151/300	–	–	3	3/104
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt	65	142/218	20	32/166	49	57/116	18	11/62	43	11/25
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	19	33/178	30	48/161	71	73/102	–	–	33	16/48
Janus Global Opportunities Fund(1) (6/01)	Global Funds	94	308/328	37	102/282	–	–	–	–	15	34/230
Janus Global Technology Fund (12/98)	Science and Technology Funds	25	71/287	72	190/263	55	117/212	–	–	22	17/78
Janus Overseas Fund(1) (5/94)	International Funds
Janus Worldwide Fund(1) (5/91)	Global Funds	87	286/328	97	273/282	96	197/206	47	35/74	28	5/17
Janus Mid Cap Value Fund - Inv(1)(4) (8/98)	Mid-Cap Value Funds	56	139/248	29	58/201	11	11/102	–	–	4	3/79
Janus Small Cap Value Fund - Inv*(4) (10/87)	Small-Cap Core Funds

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Janus Contrarian Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

(3)Effective February 28, 2005, Janus Flexible Income Fund changed its name to Janus Flexible Bond Fund and added to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds.

(4)Rating is for the Investor share class only; other classes may have different performance characteristics.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

Janus Contrarian Fund, Janus Overseas Fund, Janus Global Technology Fund and Janus Orion Fund may have significant exposure to emerging markets which may lead to greater price volatility.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.

There is no assurance that the investment process will consistently lead to successful investing.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

4 Janus Bond & Money Market Funds October 31, 2005

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was October 31, 2005. As the investing environment changes, so could the portfolio managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2005 to October 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least March 1, 2007 for the bond funds and March 1, 2006 for the money market funds. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' Prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Bond & Money Market Funds October 31, 2005 5

Janus Federal Tax-Exempt Fund (unaudited)

Performance Overview

For the 12-month period ended October 31, 2005, Janus Federal Tax-Exempt Fund gained 1.12%, while its benchmark, the Lehman Brothers Municipal Bond Index, returned 2.54%.

Throughout the period, investors were challenged with soaring energy prices, increased inflation and unbalanced economic growth. This manifested itself through the significant amount of volatility seen in the bond market. Meanwhile, the Federal Reserve (Fed) remained vigilant in its mission to control inflation by methodically raising the Fed Funds rate to 3.75% in September, up almost 2.75% from its lowest level. The Fed's tightening, in tandem with worries over inflation and a more or less positive sense of where the economy is headed, generally pushed interest rates higher across the spectrum.

Investment Philosophy

Our goal with the Fund is to provide investors with maximum federally tax-exempt income while taking on a limited amount of risk. In an effort to maximize yield, we may extend the duration of the Fund's portfolio by selling shorter-maturity securities and adding longer-term bonds as conditions warrant. We may also add incremental credit risk as our fundamental research uncovers opportunities in both investment- and non-investment grade bonds we believe are of stable or improving credit quality.

Portfolio Composition

As of October 31, 2005, 27.7% of the Fund's total net assets were invested in triple-A rated bonds (highest quality) and 10.4% in double-A rated bonds.

Duration Positioning Slowed Performance

After taking over management of the Fund in the spring, I extended the duration of the Fund's portfolio by purchasing longer maturity bonds. My thesis for doing so was based on two factors: 1) we believe the economy is likely to slow, which is bullish for bonds; and 2) the municipal bond curve has been much steeper than the Treasury curve, which implies to us there is opportunity for additional yield. Since we maintained a slightly higher duration than our benchmark for much of the period, the Fund was somewhat more sensitive to the generally rising interest rate environment, which led to relative underperformance.

Shift in Quality Assists Results Later in the Period

In terms of quality, the Fund was positioned conservatively early on, as it was predominantly invested in triple-A and double-A rated bonds – the highest-quality sectors. As lower-quality sectors outperformed during that timeframe, the Fund's results were hindered. In March, however, we began unwinding the defensive position of the Fund by adding triple-B rated bonds. This strategy contributed to the Fund's performance during the summer and into the fall, as credit spreads tightened. In our view, the market has been seeking lower-rated debt as a way to increase income through the higher yields paid by these bonds.

Fund Snapshot

This bond fund invests primarily in federally tax-exempt municipal bonds of any maturity.

Doug Nelson

portfolio manager

Fund Profile

	October 31, 2005		October 31, 2004
Weighted Average Maturity	16.7	Yrs.	8.8	Yrs.
Average Modified Duration*	8.9	Yrs.	5.6	Yrs.
30-Day Current Yield**	4.21%		2.14%
Weighted Average Fixed Income Credit Rating	A+		A
Number of Bonds/Notes	81		86

  *  A theoretical measure of price volatility

**  Yield will fluctuate

6 Janus Bond & Money Market Funds October 31, 2005

(unaudited)

Strategy in the Months Ahead

Looking ahead, the appointment of Ben Bernanke as Chairman of the Federal Reserve has done nothing to change our view that the Fed will continue on its course of measured rate increases as it tries to keep a lid on inflation. Over the longer term, however, we believe that the economy is bound to soften as the U.S. consumer slows. That would ultimately be bullish for both the bond market and interest rates, something that gives us enough confidence to keep the Fund's duration slightly higher than that of its benchmark. Meanwhile, we continue to rely on individual credit selection and analysis as the primary way that we seek to add value, carefully analyzing each bond that enters the Fund's portfolio in an effort to select only the most compelling total return opportunities.

Thank you for your continued investment in Janus Federal Tax-Exempt Fund.

Significant Areas of Investment - (% of Net Assets)

Janus Bond & Money Market Funds October 31, 2005 7

Janus Federal Tax-Exempt Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Federal Tax-Exempt Fund	1.12%	4.47%	4.56%	4.56%
Lehman Brothers Municipal Bond Index	2.54%	5.98%	5.85%	5.92%**
Lipper Ranking – based on total returns for General Municipal Debt Funds	207/267	178/221	103/144	66/79

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – May 3, 1993

**The Lehman Brothers Municipal Bond Index's since inception returns are calculated from April 30, 1993.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,000.70	$2.87
Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91

*Expenses are equal to the annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Income may be subject to state or local taxes and to a limited extent certain federal taxes. Capital gains are subject to federal, state and local taxes.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the Statement of Additional Information until at least March 1, 2007. Without such waivers, yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Sharon Pichler is no longer the portfolio manager of Janus Federal Tax-Exempt Fund, and Doug Nelson is now the portfolio manager.

8 Janus Bond & Money Market Funds October 31, 2005

Janus Federal Tax-Exempt Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Municipal Securities – 99.2%
Alabama - 0.9%
$1,000,000	Tuscaloosa, Alabama, Special Care Facilities Financing Authority, Residential Care (Capstone Village), Series A 5.125%, due 8/1/15	$990,230
Alaska - 0.9%
1,000,000	Alaska Student Loan Corp., Education Loan Revenue Bonds, Series A 5.00%, due 6/1/15	1,056,860
Arkansas - 1.8%
1,000,000	Independence County, Arkansas, Pollution Control Revenue Refunding Bonds, (Entergy Arkansas, Inc. Project) 5.00%, due 1/1/21	1,010,700
1,000,000	Washington County, Arkansas, Hospital Revenue, (Regional Medical Center) Series B, 5.00%, due 2/1/19	1,015,460
		2,026,160
California - 8.7%
1,500,000	Burbank-Glendale-Pasadena Airport Authority, California, Airport Revenue Bonds, (AMBAC Insured), Series B 5.00%, due 7/1/24	1,551,014
1,000,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, (Waste Management, Inc. Project): Series C, 5.125%, due 11/1/23	995,500
1,000,000	Series B, 5.00%, due 7/1/27	975,430
1,000,000	California Statewide Communities Development Authority Revenue: Health Facility Bonds, (Adventist Health) Series A, 5.00%, due 3/1/17**	1,043,880
2,000,000	Huntington Memorial Hospital 5.00%, due 7/1/19	2,096,720
2,000,000	Loma Linda, California, Hospital Revenue Bonds, (Loma Linda University Medical Center), 5.00%, due 12/1/16	2,062,240
1,000,000	San Diego County, California, Regional Airport Authority, (AMT), (AMBAC Insured) 5.00%, due 7/1/14 WI	1,048,640
		9,773,424
Colorado - 6.3%
1,000,000	Castle Rock, Colorado, Golf Enterprise Revenue, 5.20%, due 12/1/25	1,002,290
2,475,000	Colorado Educational and Cultural Facilities Authority Revenue, Student Housing Revenue Bonds, (Inn at Auraria LLC Project) Series A, 5.375%, due 7/1/15	2,453,690
1,000,000	Colorado Health Facilities Authority Hospital Revenue Refunding Bonds (Parkview Medical Center, Inc. Project) 5.00%, due 9/1/20	1,024,910
1,500,000	Colorado Springs, Colorado, Woodmen Heights Metropolitan District No. 1 6.75%, due 12/1/20	1,508,130
1,000,000	Platte River Power Authority, Colorado Power Revenue, Series EE, 5.375% due 6/1/18	1,078,200
		7,067,220

Shares or Principal Amount		Value
District of Columbia - 1.8%
$2,000,000	Metropolitan Washington D.C. Airport Authority, Airport System Revenue Bonds (MBIA Insured), Series A 5.00%, due 10/1/35	$2,017,040
Florida - 6.7%
2,350,000	Destin, Florida, Community Redevelopment Agency Revenue, (Town Center Area Redevelopment), 5.25%, due 5/1/14	2,376,062
1,455,000	Florida Ports Financing Commission Revenue Bonds, (State Transportation Trust Fund-Intermodel Program), (FGIC Insured) 5.50%, due 10/1/12	1,542,984
2,000,000	Hillsborough County, Florida, Industrial Development Authority Hospital Revenue (Tampa General Hospital Project), Series B 5.25%, due 10/1/28	2,051,960
1,470,000	Miami-Dade County, Florida, School Board Certificates of Participation, (MBIA Insured) Series B, 5.00%, due 5/1/31	1,558,979
		7,529,985
Georgia - 0.9%
1,000,000	Atlanta, Georgia, Tax Allocation, (Eastside Project), Series A, 5.625%, due 1/1/16	1,013,800
Illinois - 6.9%
1,090,000	Gilbert, Illinois, Special Service Area Number Nine Special Tax Bonds: 4.25%, due 3/1/19	1,041,005
1,175,000	4.30%, due 3/1/20	1,121,631
1,500,000	Illinois Educational Facilities Authority Revenue, Art Institute of Chicago, Series A 5.375%, due 3/1/18	1,605,210
1,840,000	Illinois Finance Authority Revenue: (City of East St. Louis Project) 5.00%, due 11/15/13	1,958,827
1,000,000	Friendship Village of Schaumburg, Series A
	5.00%, due 2/15/15	1,001,530
1,000,000	Lake and McHenry Counties, Illinois Community Unit School District 118 (FSA Insured), Series A, 5.00%, due 1/1/20	1,050,170
		7,778,373
Indiana - 3.0%
2,000,000	Indianapolis, Indiana, Local Public Improvement Bond Bank, (Airport Authority Project), (FSA Insured), Series A 5.625%, due 1/1/17	2,152,780
1,115,000	Noblesville, Indiana, City Hall Project 5.00%, due 7/15/18	1,169,981
		3,322,761
Michigan - 1.5%
1,705,000	Michigan Public School Academy Revenue Summit Academy North 5.25%, due 11/1/20	1,672,946
Minnesota - 5.3%
1,165,000 1,000,000	Chaska, Minnesota, Electric Revenue (Generating Facilities), Series A: 5.25%, due 10/1/20 5.00%, due 10/1/30	1,245,735 1,014,800

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 9

Janus Federal Tax-Exempt Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Minnesota - (continued)
$1,000,000	Minnesota State Higher Education Facilities Authority Revenue, (St. John's University) Series 6-G, 5.00%, due 10/1/14	$1,052,840
2,505,000	Stillwater, Minnesota, Health Care Revenue Bonds, (Stillwater Health System Obligated Group), 5.00%, due 6/1/19	2,599,514
		5,912,889
Missouri - 0.9%
1,000,000	Missouri State Development Finance Board Infrastructure Revenue Bonds, (Crackerneck Creek Project), Series C, 5.00%, due 3/1/26	1,008,750
Nebraska - 1.9%
1,030,000 1,000,000	Nebraska Educational Facilities Authority Revenue, (Dana College), Series A: 5.50%, due 3/15/20 5.50%, due 3/15/25	1,056,213 1,019,280
		2,075,493
New Hampshire - 3.2%
	New Hampshire Health and Educational Facilities Authority:
2,500,000	Healthcare System (Covenant Health)
1,000,000	5.375%, due 7/1/24 Southern New Hampshire University (ACA Insured) 5.00%, due 1/1/30	2,611,525 1,005,780
		3,617,305
New Mexico - 3.1%
1,300,000	Albuquerque, New Mexico, Airport Revenue, Senior Lein Improvement Bonds (MBIA Insured), Series B 5.00%, due 7/1/15	1,363,232
1,000,000	Gallup, New Mexico, Pollution Control Revenue, (Tri-State Generation Project) (AMBAC Insured), 5.00%, due 8/15/16	1,057,000
1,000,000	Sandoval County, New Mexico, Incentive Payment Revenue, 5.00%, due 6/1/20	1,037,730
		3,457,962
New York - 1.9%
1,000,000	Monroe County, New York, Industrial Development Agency, Civic Facility Revenue, (Highland Hospital of Rochester Project) 5.00%, due 8/1/14	1,040,890
1,000,000	New York City Educational Construction Fund Revenue, Series A, 5.00%, due 4/1/23	1,047,360
		2,088,250
North Dakota - 2.6%
2,900,000	Grand Forks County, North Dakota Building Authority Lease Revenue, First Mortgage Bonds, (County Correctional Center Project), 5.00%, due 12/1/20	2,948,574
Ohio - 5.0%
2,235,000	Dayton, Ohio, Airport Revenue, (James M. Cox Dayton International Airport), (XLCA Insured), Series B, 5.00%, due 12/1/14	2,380,878
1,185,000	Euclid, Ohio, (Various Purpose General Obligation Bonds), 5.00%, due 12/1/16	1,245,850

Shares or Principal Amount		Value
Ohio - (continued)
$2,000,000	Ohio State Higher Educational Facility Revenue, (Wittenberg University 2005 Project), 5.00%, due 12/1/24	$2,014,100
		5,640,828
Oklahoma - 1.0%
1,000,000	Comanche County, Oklahoma, Development Financial Authority Revenue, (Comanche County Memorial Hospital Project) Series B, 6.60%, due 7/1/31	1,090,420
Oregon - 1.1%
1,250,000	Clackamas County, Oregon, Hospital Facilities Authority Revenue, (Willamette Falls Project), 5.375%, due 4/1/22	1,271,638
Pennsylvania - 7.5%
1,625,000	Lebanon County, Pennsylvania, Health Facilities Authority Revenue, (Pleasant View Retirement), Series B 4.65%, due 12/1/29	1,607,011
1,205,000	McKean County, Pennsylvania, Hospital Authority Revenue, (Bradford Hospital Project), (ACA Insured) 5.00%, due 10/1/17	1,239,102
	Pennsylvania State Higher Educational Facilities Authority Revenue:
1,085,000	(Moravian College Project), (RDN Insured) 5.00%, due 7/1/17	1,132,252
2,000,000	(Widener University), 5.00%, due 7/15/39	2,002,900
1,000,000	Philadelphia, Pennsylvania, Airport Revenue (MBIA Insured), Series A 5.00%, due 6/15/14	1,050,650
1,265,000	Southcentral Pennsylvania Authority Revenue, Hospital Revenue Bonds (Hanover Hospital, Inc.), (RDN Insured) 5.00%, due 12/1/20	1,312,627
		8,344,542
Rhode Island - 2.2%
1,265,000	Rhode Island Health and Educational Building Corporation Revenue, Hospital Financing, (Landmark Medical Center) (RDN Insured), 5.00%, due 10/1/17**	1,310,983
1,000,000	Rhode Island State Economic Development Corp., Providence Place Mall, (RDN Insured), 6.125%, due 7/1/20	1,097,990
		2,408,973
South Carolina - 4.1%
1,275,000	Berkeley County, South Carolina, School District Installment Lease 5.00%, due 12/1/28	1,287,610
1,000,000	Newberry County, South Carolina, School District Project, 5.25%, due 12/1/17	1,046,980
	South Carolina Jobs-Economic Development Authority, Student Housing Revenue (Coastal Housing Foundation LLC Project), (CIFG Insured), Series A:
1,040,000	5.00%, due 4/1/17	1,100,778
1,095,000	5.00%, due 4/1/18	1,152,903
		4,588,271

See Notes to Schedules of Investments and Financial Statements.

10 Janus Bond & Money Market Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Tennessee - 1.9%
$2,000,000	Memphis-Shelby County, Tennessee, Airport Authority Special Facilities Revenue, (Federal Express Corp.), 5.05%, due 9/1/12	$2,113,260
Texas - 8.5%
1,790,000	Beasley, Texas, Higher Education Finance Corporation Revenue, (Uplift Education) (ACA Insured), Series A 5.25%, due 12/1/18	1,889,399
1,980,000	Brazos River Authority, Texas, Pollution Control Revenue, (TXU Electric Company Project) 5.75%, due 5/1/36	2,091,136
1,000,000	Garza County, Texas, Public Facilities Corp. 5.25%, due 10/1/17 WI	1,019,920
1,100,000	Harris County, Texas, Municipal Utility District No. 368, (RDN Insured) 6.125%, due 9/1/29	1,230,031
1,650,000	Kerrville, Texas, Health Facilities Development Corp., Hospital Revenue Bonds, (Sid Peterson Memorial Hospital Project), 5.00%, due 8/15/15	1,675,146
1,495,000	Midtown Redevelopment Authority, Texas Tax Increment Contract Revenue, (AMBAC Insured), 5.00%, due 1/1/20	1,565,385
		9,471,017
Utah - 1.3%
1,440,000	Eagle Mountain, Utah, Gas and Electric Revenue, 5.00%, due 6/1/21	1,478,549
Virginia - 1.6%
1,665,000	Virginia Port Authority, Port Facilities Revenue, (MBIA Insured) 5.25%, due 7/1/18	1,782,349
Washington - 0.9%
1,015,000	Douglas County, Washington, Public Utility District No. 1, Wells Hydroelectric Revenue and Refunding Bonds, (FGIC Insured), Series A, 5.00%, due 9/1/16	1,060,634

Shares or Principal Amount		Value
West Virginia - 0.9%
$1,000,000	Wheeling West Virginia Tax Increment Revenue, Stone Building Renovation Project, 5.50%, due 6/1/33	$968,730
Wisconsin - 4.9%
1,350,000	Brown County, Wisconsin, Airport Improvement Bonds, (XLCA Insured) Series A, 5.125%, due 11/1/24	1,392,080
1,000,000	Milwaukee County, Wisconsin, Airport Revenue, (FGIC Insured), Series A 5.75%, due 12/1/25	1,065,010
1,050,000	Milwaukee, Wisconsin, Redevelopment Authority Revenue, (Science Education Consortium Project), Series A 5.125%, due 8/1/15	1,027,184
2,000,000	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Wheaton Franciscan Services, Inc. System), 5.125%, due 8/15/33	2,031,260
		5,515,534
Total Municipal Securities (cost $112,511,744)		111,092,767
Short-Term Municipal Securities – 2.5%
Alaska - 0.7%
800,000	North Slope Borough, Alaska, General Obligation Refunding Bonds, (MBIA Insured), Series A, Variable Rate 2.73%, 6/30/10	800,000
Illinois - 0.8%
900,000	Illinois Health Facilities Authority Revenue (Blessing Hospital), Series B, Variable Rate 2.74%, 11/15/29	900,000
New York - 1.0%
1,100,000	New York City General Obligation Bonds Series E-3, Variable Rate, 2.69%, 8/1/34	1,100,000
Total Short-Term Municipal Securities (cost $2,800,000)		2,800,000
Total Investments (total cost $115,311,744) – 101.7%		113,892,767
Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(1,948,897)
Net Assets – 100%		$111,943,870

ACA - American Capital Access Corp.

AMBAC - American Municipal Bond Assurance Corp.

CIFG - CDC IXIS Financial Guaranty Group

FGIC - Financial Guaranty Insurance Co.

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Investors Assurance Corp.

RDN - Radian Asset Assurance, Inc.

XLCA - XL Capital Assurance Inc.

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 11

Janus Flexible Bond Fund (unaudited)

Performance Overview

The fixed-income market was volatile throughout the period ended October 31, 2005, as investors tried to assess the interest rate outlook in an environment of uneven economic growth, soaring energy prices and devastation caused by the Gulf Coast hurricanes. In the meantime, the Federal Reserve (Fed) continued on its course to contain inflation by methodically raising the Fed Funds rate to 3.75% in September, up 275 basis points from the bottom seen in 2004. The Fed's measured tightening kept pressure on the short end of the Treasury yield curve, while the long end fluctuated on signs of economic strength and weakness before ultimately correcting upward due to the persistent threat of commodity-based inflation.

In this environment, Janus Flexible Bond Fund gained 0.60%, while the Fund's primary benchmark, the Lehman Brothers Aggregate Bond Index, returned 1.13%, and the Fund's secondary benchmark, the Lehman Brothers Government/Credit Index returned 0.83%. Early in the period, the Fund's above-market weighting in corporate bonds helped to offset weakness in Treasuries. As 2005 began, however, our concerns over tight credit spreads led us to systematically pare back the Fund's overweighting in corporate bonds – a strategy we executed throughout the year. Unfortunately these efforts did not come quickly enough to protect us from the spring sell-off in the corporate bond market caused primarily by weakness at General Motors (GM). Our traditional longer-maturity Treasury holdings aided performance during this timeframe, but as the threat of higher inflation eventually took center stage, they worked against us later in the period.

Strategy in This Environment

Against this backdrop, we added to our weighting in AAA-rated, mortgage-backed securities in an effort to augment total return without extending our credit or duration risk – a move that proved opportune as this asset class was among the best performing for much of the period. Within the corporate debt market, while we scaled back our overall exposure, we did maintain our focus on crossover bonds, which only require one or two additional upgrades to attain investment-grade status. As such, they offer improving fundamentals and the potential for tightening spreads.

Portfolio Composition

As of October 31, 2005, mortgage-backed securities made up 35.2% of the Fund's total net assets. 34.7% of the Fund's total net assets were invested in U.S. Treasury & Agency bonds. Corporate bonds accounted for 27.3% of the Fund's total net assets – reduced from the start of the period.

Overweighting in Corporate Bonds Slows Results

Our stake in General Motors Acceptance Corporation bonds, issued by the financing arm of the automaker GM, was one of the Fund's biggest detractors for the period. GM struggled amidst concerns over disappointing earnings growth, weak vehicle sales and a substantial pension fund liability. Causing the most damage was the fact that GM lowered its 2005 earnings estimate by $7 billion, triggering a series of credit downgrades on the company's bonds. On the positive side, the Fund was significantly underweight in GM compared to its benchmark, which helped relative performance. However, the negative sentiment generated by the substantial GM shortfall carried over to the rest of the corporate sector in general.

Fund Snapshot

This bond fund adjusts its allocations among different types of bonds in an attempt to take advantage of ever changing market conditions.

Ron Speaker

portfolio manager

Fund Profile

	October 31, 2005		October 31, 2004
Weighted Average Maturity	7.0	Yrs.	7.1	Yrs.
Average Modified Duration*	4.4	Yrs.	5.2	Yrs.
30-Day Current Yield**	4.20%		3.51%
Weighted Average Fixed Income Credit Rating	AA		A
Number of Bonds/Notes	219		201

  *  A theoretical measure of price volatility

**  Yield will fluctuate

12 Janus Bond & Money Market Funds October 31, 2005

(unaudited)

Other laggards in the corporate arena included theater chain AMC, which was shadowed by lagging box office receipts and uncertainty over its planned merger with rival Lowe's Cineplex, and Texas-based power company TXU, which saw its production and delivery capacity temporarily disrupted by Hurricane Rita. TXU restored service to all but 4,500 homes and businesses by quarter-end, however, and the utility continues to benefit from a firm pricing environment, as well as its own cost-cutting and debt-reduction efforts. Additionally, the company continued to affirm its outlook for double-digit earnings growth for 2005.

Mortgage-Backed Securities Assist Gains

The Fund's performance was bolstered by the steps we took earlier this year to insulate the portfolio from interest-rate pressures. In particular, we capitalized on our significant weighting in mortgage-backed securities, which accounted for roughly one-third of Fund assets at the end of the period. These instruments tend to be less volatile than other fixed-income securities paying comparable yields, and they held their value better in the recent Treasury sell-off. Additionally, our results benefited from our stake in Treasury Inflation Protection Securities, or TIPS. Because these instruments are indexed to inflation, they pay higher yields as inflation expectations rise.

On the corporate side of the equation, we benefited from our ongoing focus on crossover bonds, which typically offer solid fundamentals and minimal downside risk. One example is Enterprise Products, a Houston-based gas pipeline partnership that continues to pay down debt. We also favored select high-yield issues such as semiconductor maker Advanced Micro Devices. The company beat Wall Street earnings estimates for its fiscal second quarter and saw strengthening profit margins and market share gains as well.

Investment Strategy and Outlook

Looking forward, the bond market will likely be focused on two critical issues facing the Federal Reserve. The first issue is the change over from current Federal Reserve Chairman Alan Greenspan to Ben Bernanke. The second issue is when the Fed will reach a rate considered neutral. This neutral rate will be dependant on the path of economic growth and inflation. During this critical period, we will be cautiously optimistic that Greenspan and Bernanke will make a smooth transition and that the Fed will find neutrality on fairly short order as the economy seems to be moderating and the outlook for inflation seems to be improving post the energy induced inflation. Once the resolution of these two important issues is found, I believe the bond market should encounter smoother sailing as investors' worries of fighting the Fed will subside. Given our latitude of investing in multiple fixed-income assets classes, we are confident we will find opportunities to invest in the upcoming year.

Thank you for your continued investment.

Significant Areas of Investment - (% of Net Assets)

Janus Bond & Money Market Funds October 31, 2005 13

Janus Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Flexible Bond Fund	0.60%	6.08%	6.37%	7.65%
Lehman Brothers Aggregate Bond Index	1.13%	6.31%	6.32%	7.72	%**
Lehman Brothers Government/Credit Index	0.83%	6.57%	6.35%	7.73	%**
Lipper Ranking – based on total returns for Intermediate Investment Grade Debt Funds	279/461	102/294	15/139	4/24

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – July 7, 1987

** The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Credit Index's since inception returns are calculated from June 30, 1987.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,000.80	$3.88
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.92

*Expenses are equal to the annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management has contractually agreed to waive the Fund's total operating expenses to levels indicated in the Statement of Additional Information until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, the fund's yield and total return would have been lower.

The Fund's total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 28, 2005, Janus Flexible Income Fund changed its name to Janus Flexible Bond Fund and added to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds.

Effective February 25, 2005, the Janus Flexible Income Fund changed its primary benchmark from Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the Lehman Brothers Government/Credit Index as a secondary benchmark index.

14 Janus Bond & Money Market Funds October 31, 2005

Janus Flexible Bond Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Corporate Bonds - 26.7%
Aerospace and Defense - 0.3%
$2,750,000	Northrop Grumman Corp., 4.079% notes, due 11/16/06	$2,727,992
Agricultural Operations - 0.1%
1,421,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	1,393,801
Brewery - 0.3%
1,250,000	Anheuser-Busch Companies, Inc., 6.00% bonds, due 11/1/41	1,293,390
2,025,000	Foster's Finance Corp., 5.125% notes, due 6/15/15 (144A)	1,955,700
		3,249,090
Cable Television - 0.9%
4,200,000	Comcast Cable Communications, Inc., 6.20% notes, due 11/15/08	4,323,597
3,900,000	Cox Communications, Inc., 4.625% notes, due 1/15/10	3,763,364
		8,086,961
Cellular Telecommunications - 0.6%
	Nextel Communications Inc.:
2,200,000	6.875%, senior notes, due 10/31/13	2,301,356
1,350,000	7.375%, senior notes, due 8/1/15	1,428,917
2,200,000	Rogers Wireless Communications, Inc. 6.535%, secured notes, due 12/15/10‡	2,277,000
		6,007,273
Chemicals - Diversified - 0.1%
595,000	Duquesne Light Holdings, Inc., 5.50% notes, due 8/15/15	581,367
Chemicals - Specialty - 0.1%
520,000	Lubrizol Corp., 6.50% debentures, due 10/1/34	526,084
Commercial Banks - 0.7%
1,950,000	Skandinaviska Enskilda Banken AB, 5.471% subordinated notes, due 3/29/49 (144A)‡	1,909,655
	Sovereign Bank:
1,300,000	4.00%, deposit notes, due 2/1/08	1,277,375
3,550,000	5.125%, subordinated notes, due 3/15/13	3,480,732
		6,667,762
Computer Services - 0.3%
	Sungard Data Systems, Inc.:
1,320,000	9.125%, senior unsecured notes due 8/15/13 (144A)	1,339,800
400,000	4.875%, bonds, due 1/15/14	348,000
1,230,000	10.25%, senior subordinated notes due 8/15/15 (144A)	1,219,238
		2,907,038
Computers - 0.3%
3,000,000	IBM Corp., 2.375% notes, due 11/1/06	2,932,158
Computers - Peripheral Equipment - 0%
	Candescent Technologies Corp.:
4,250,000	8.00%, convertible senior subordinated debentures, due 5/1/03 (144A)‡,º,ºº,§	0
2,750,000	8.00%, convertible senior subordinated debentures, due 5/1/03 (144A)‡,##,ºº,§	0

Shares or Principal Amount		Value
Consumer Products - Miscellaneous - 0.2%
$1,600,000	Fortune Brands, Inc., 4.875% notes, due 12/1/13	$1,546,539
Containers - Metal and Glass - 0.5%
2,500,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	2,612,500
1,720,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	1,720,000
		4,332,500
Cosmetics and Toiletries - 0.9%
5,500,000	Gillette Co., 4.125% senior notes, due 8/30/07‡	5,435,276
3,000,000	Procter & Gamble Co., 4.75% senior notes, due 6/15/07	3,005,049
		8,440,325
Diversified Financial Services - 0.8%
	General Electric Capital Corp.:
1,500,000	3.50%, notes, due 5/1/08	1,453,980
3,250,000	3.75%, notes, due 12/15/09	3,108,742
2,650,000	4.375%, notes, due 11/21/11	2,561,246
		7,123,968
Diversified Operations - 0.1%
775,000	Noble Group, Ltd., 6.625% senior notes, due 3/17/15 (144A)	701,820
Electric - Generation - 0.2%
1,790,000	Allegheny Energy Supply Company LLC 8.25%, unsecured notes due 4/15/12 (144A)‡,§	1,977,950
Electric - Integrated - 3.5%
2,515,000	CMS Energy Corp., 7.50% senior notes, due 1/15/09	2,606,169
2,775,000	Dominion Resources, Inc., 5.125% senior notes, due 12/15/09	2,767,516
1,900,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	1,826,879
4,500,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	4,873,028
1,450,000	Northern States Power Co., 2.875% first mortgage notes, due 8/1/06	1,430,634
1,785,000	Pacific Gas and Electric Co., 4.80% unsecured notes, due 3/1/14	1,718,544
	Southern California Edison Co.:
4,500,000	7.625%, notes, due 1/15/10	4,899,410
2,500,000	6.00%, first mortgage notes, due 1/15/34	2,570,520
3,500,000	Southwestern Public Service Co., 5.125% senior notes, due 11/1/06	3,508,012
5,500,000	TXU Corp.: 6.375%, senior notes, due 6/15/06	5,539,753
1,150,000	6.55%, notes, due 11/15/34	1,022,083
		32,762,548
Electronic Components - Semiconductors - 0.1%
1,065,000	Advanced Micro Devices, Inc. 7.75%, senior notes, due 11/1/12	1,065,000

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 15

Janus Flexible Bond Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Finance - Auto Loans - 0.4%
	General Motors Acceptance Corp.:
$2,000,000	6.125%, notes, due 8/28/07	$1,969,210
1,670,000	5.85%, senior unsubordinated notes due 1/14/09	1,596,493
		3,565,703
Finance - Commercial - 0.4%
3,800,000	CIT Group, Inc., 3.65% senior notes, due 11/23/07	3,709,013
Finance - Consumer Loans - 0.7%
3,500,000	Household Finance Corp., 4.625% notes, due 1/15/08	3,483,771
2,750,000	John Deere Capital Corp., 3.625% notes, due 5/25/07	2,700,170
1,750,000	SLM Corp., 4.92% notes, due 1/31/14‡	1,734,915
		7,918,856
Finance - Investment Bankers/Brokers - 0.5%
1,250,000	E*Trade Financial Corp., 7.375% senior notes, due 9/15/13 (144A)	1,231,250
1,900,000	Goldman Sachs Group, Inc., 5.125% notes, due 1/15/15	1,853,125
1,485,000	Jefferies Group, Inc., 5.50% senior notes, due 3/15/16	1,448,701
		4,533,076
Finance - Mortgage Loan Banker - 0.4%
4,050,000	Residential Capital Corp., 4.835% notes, due 6/29/07 (144A)‡	4,088,759
Food - Diversified - 0.8%
2,950,000	General Mills, Inc., 3.875% notes, due 11/30/07	2,888,959
4,350,000	Kellogg Co., 2.875% senior notes, due 6/1/08	4,138,002
		7,026,961
Foreign Government - 0.2%
2,250,000	United Mexican States, 4.625% notes, due 10/8/08	2,223,000
Funeral Services and Related Items - 0%
284,000	Service Corporation International, 6.00% senior unsecured notes, due 12/15/05	284,000
Gas - Distribution - 0.8%
1,100,000	Colorado Interstate Gas Co., 6.80% senior notes, due 11/15/15 (144A)	1,105,500
2,000,000	NiSource, Inc., 3.628% debentures, due 11/1/06	1,973,162
3,750,000	Southwest Gas Corp., 7.625% senior notes, due 5/15/12	4,168,778
		7,247,440
Independent Power Producer - 0.2%
2,045,000	NRG Energy, Inc., 8.00% company guaranteed notes, due 12/15/13	2,229,050
Investment Management and Advisory Services - 0.9%
3,500,000	Franklin Resources, Inc., 3.70% notes, due 4/15/08	3,403,190
	Nuveen Investments:
2,050,000	5.00%, senior notes, due 9/15/10	2,008,309
2,800,000	5.50%, senior notes, due 9/15/15	2,718,915
		8,130,414

Shares or Principal Amount		Value
Leisure, Recreation and Gaming - 0.3%
$2,750,000	Hard Rock Hotel, Inc., 8.875% notes, due 6/1/13	$2,928,750
Life and Health Insurance - 0.8%
3,500,000	Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)§	3,588,662
3,850,000	StanCorp Financial Group, Inc., 6.875% senior notes, due 10/1/12	4,102,033
		7,690,695
Medical - Biomedical and Genetic - 0.2%
1,650,000	Genentech, Inc., 4.75% notes, due 7/15/15 (144A)	1,592,663
Medical - HMO - 0.9%
	Coventry Health Care, Inc.:
1,540,000	5.875%, senior notes, due 1/15/12	1,532,300
2,000,000	6.125%, senior notes, due 1/15/15	2,015,000
4,500,000	UnitedHealth Group, Inc., 3.30% senior notes, due 1/30/08	4,351,919
900,000	WellPoint Health Networks, Inc., 6.375% notes, due 6/15/06	909,062
		8,808,281
Medical Labs and Testing Services - 0.1%
1,225,000	Quest Diagnostic, Inc., 5.125% notes, due 11/1/10 (144A)	1,222,592
Motorcycle and Motor Scooter Manufacturing - 0.3%
2,750,000	Harley-Davidson, Inc., 3.625% notes, due 12/15/08 (144A)	2,651,041
Multimedia - 0.7%
412,000	Entravision Communications Corp., 5.55% bank loan, due 3/7/13‡	415,350
2,050,000	News America, Inc., 6.625% senior notes, due 1/9/08	2,117,416
3,750,000	Time Warner, Inc., 6.125% company notes, due 4/15/06	3,772,211
		6,304,977
Mutual Insurance - 0.2%
1,950,000	North Front, 5.81% bonds, due 12/15/24 (144A)‡	1,929,640
Non-Hazardous Waste Disposal - 0.3%
2,450,000	Waste Management, Inc., 7.375% senior notes, due 8/1/10	2,663,726
Office Automation and Equipment - 0.2%
2,025,000	Pitney Bowes, Inc., 4.75% senior notes, due 1/15/16	1,937,953
Oil Companies - Exploration and Production - 0.6%
800,000	Chesapeake Energy Corp., 7.50% senior notes, due 9/15/13	848,000
1,225,000	Kerr-McGee Corp., 6.95% secured notes, due 7/1/24	1,253,902
1,080,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	1,166,400
	Pemex Project Funding Master Trust:
610,000	5.75%, company guaranteed notes due 12/15/15 (144A)‡	592,310
500,000	8.625%, company guaranteed notes due 2/1/22	597,500
1,025,000	Ras Laffan LNG III, 5.838% bonds, due 9/30/27 (144A)	1,003,178
		5,461,290

See Notes to Schedules of Investments and Financial Statements.

16 Janus Bond & Money Market Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Oil Companies - Integrated - 1.0%
$5,750,000	ChevronTexaco Capital Co., 3.50% company guaranteed notes
	due 9/17/07	$5,630,330
3,625,000	El Paso CGP Co., 7.625% notes, due 9/1/08	3,652,188
		9,282,518
Oil Field Machinery and Equipment - 0.3%
3,000,000	Cooper Cameron Corp., 2.65% senior notes, due 4/15/07	2,894,148
Oil Refining and Marketing - 0.3%
	Enterprise Products Operating L.P.:
1,475,000	4.95%, senior notes, due 6/1/10	1,436,685
1,250,000	Series B, 6.375% company guaranteed notes, due 2/1/13	1,294,108
		2,730,793
Pipelines - 1.3%
3,375,000	Kaneb Pipe Line Operating Partnership L.P. 5.875%, senior notes, due 6/1/13	3,430,799
	Panhandle Eastern Pipe Line Co.:
3,850,000	Series B, 2.75%, senior notes, due 3/15/07	3,739,955
3,750,000	4.80%, senior notes, due 8/15/08	3,715,226
1,130,000	Williams Companies, Inc., 6.375% notes, due 10/1/10 (144A)	1,118,700
		12,004,680
Property and Casualty Insurance - 1.0%
3,750,000	Kingsway America, Inc., 7.50% senior notes, due 2/1/14	3,827,749
4,150,000	Ohio Casualty Corp., 7.30% senior unsecured notes, due 6/15/14	4,405,319
825,000	Selective Insurance Group, Inc., 6.70% senior notes, due 11/1/35 (144A)	819,308
		9,052,376
Publishing - Periodicals - 0.2%
1,475,000	Dex Media East LLC, 12.125% company guaranteed notes, due 11/15/12	1,722,063
Radio - 0.1%
1,043,000	XM Satellite Radio Holdings, Inc., 12.00% secured notes, due 6/15/10	1,165,553
Reinsurance - 0.1%
1,400,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	1,353,625
Retail - Regional Department Stores - 0%
393,000	Neiman Marcus Group Inc., 6.475% bank loan, due 3/13/13‡	394,721
Savings/Loan/Thrifts - 0.2%
625,000	Sovereign Bancorp, Inc., 4.80% senior notes, due 9/1/10 (144A)	613,959
1,000,000	Webster Capital Trust II, 10.00% company guaranteed notes, due 4/1/27	1,094,111
		1,708,070
Special Purpose Banks - 0.3%
2,575,000	Rabobank Capital Funding Trust II, 5.26% bonds, due 12/31/49 (144A)	2,550,012
Special Purpose Entity - 0.8%
3,200,000	OneAmerica Financial Partners, 7.00% bonds, due 10/15/33 (144A)	3,510,576

Shares or Principal Amount			Value
	Special Purpose Entity - (continued)
	$3,725,000	Resona Preferred Securities, Ltd., 7.191% bonds, due 12/29/49 (144A)‡	$3,795,071
			7,305,647
	Telecommunication Services - 0.1%
	750,000	Qwest Corp., 6.67063% senior notes, due 6/15/13 (144A)‡	791,250
	Telephone - Integrated - 0.7%
	3,000,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	2,897,454
	3,350,000	Deutsche Telekom International Finance B.V., 3.875%, company guaranteed notes due 7/22/08**	3,265,942
			6,163,396
	Transportation - Services - 0.4%
	3,500,000	FedEx Corp., 2.65% notes, due 4/1/07	3,393,383
	Total Corporate Bonds (cost $252,066,931)		249,690,291
	Foreign Bonds - 0.6%
	Cable Television - 0.2%
EUR	1,300,000	Telenet Communications N.V., 9.00% senior notes, due 12/15/13 (144A)**	1,737,156
	Drug Delivery Systems - 0.4%
EUR	2,750,000	Fresenius Finance B.V., 7.75% company guaranteed notes, due 4/30/09 (144A)**	3,477,007
	Total Foreign Bonds (cost $4,809,330)		5,214,163
	Mortgage Backed Securities - 35.2%
		Fannie Mae:
	$4,126,981	7.00%, due 9/1/14	4,309,447
	3,526,062	6.00%, due 6/1/17	3,607,901
	2,975,603	5.00%, due 11/1/18	2,937,381
	6,267,512	4.50%, due 5/1/19	6,065,405
	5,255,584	4.50%, due 5/1/19	5,086,109
	2,370,622	4.50%, due 5/1/19	2,294,177
	1,961,719	4.00%, due 6/1/19	1,860,317
	1,163,853	5.50%, due 8/1/19	1,172,101
	9,210,978	5.00%, due 8/1/19	9,089,887
	3,540,705	5.50%, due 9/1/19	3,565,797
	642,006	5.50%, due 9/1/19	647,237
	2,823,176	4.00%, due 2/1/20	2,676,459
	1,896,972	4.50%, due 4/1/20	1,835,142
	6,931,265	5.50%, due 9/1/24	6,884,299
	4,735,684	5.00%, due 5/1/25	4,595,607
	2,818,945	7.00%, due 2/1/32	2,953,347
	2,490,621	6.50%, due 5/1/32	2,572,032
	9,657,821	5.50%, due 2/1/33	9,546,722
	4,362,861	5.50%, due 11/1/33	4,311,003
	4,949,887	5.00%, due 11/1/33	4,780,708
	2,959,099	5.50%, due 1/1/34	2,923,927
	4,780,485	5.50%, due 2/1/34	4,719,735
	12,047,397	5.00%, due 3/1/34	11,635,639
	5,313,981	5.00%, due 4/1/34	5,124,787
	1,941,244	5.00%, due 4/1/34	1,874,896
	4,023,768	5.00%, due 6/1/34	3,880,509
	2,156,930	4.50%, due 6/1/34	2,018,036
	8,736,728	6.00%, due 7/1/34	8,835,658
	1,740,442	5.00%, due 7/1/34	1,678,477
	2,750,157	6.50%, due 8/1/34	2,828,365
	1,389,393	6.00%, due 10/1/34	1,401,663

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 17

Janus Flexible Bond Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Mortgage Backed Securities - (continued)
$1,077,440	5.50%, due 11/1/34	$1,063,748
9,638,971	5.50%, due 12/1/34	9,516,479
1,969,188	6.50%, due 1/1/35	2,025,687
4,420,591	5.50%, due 2/1/35	4,368,047
359,875	4.50%, due 2/1/35	336,701
1,611,435	6.00%, due 3/1/35	1,628,698
5,143,207	5.50%, due 3/1/35	5,075,391
2,983,949	5.00%, due 4/1/35	2,872,382
1,130,143	4.50%, due 4/1/35	1,055,943
3,880,004	5.50%, due 5/1/35	3,834,869
6,674,807	5.00%, due 5/1/35	6,425,242
4,615,123	5.50%, due 7/1/35	4,554,271
2,419,463	4.694%, due 7/1/35	2,369,060
4,395,925	4.43%, due 7/1/35	4,348,638
2,169,269	6.00%, due 8/1/35	2,192,628
1,761,628	6.00%, due 8/1/35	1,780,555
1,370,645	5.00%, due 8/1/35	1,319,398
2,084,738	5.00%, due 8/1/35	2,006,792
2,048,870	6.00%, due 9/1/35	2,070,834
4,047,947	6.00%, due 9/1/35	4,091,345
1,854,080	4.326%, due 10/1/35	1,830,584
4,125,641	5.00%, due 11/15/35ç	3,969,642
	Federal Home Loan Bank System:
4,005,569	4.75%, due 10/25/10	3,983,058
7,018,745	5.50%, due 12/1/32	6,943,280
3,430,926	5.50%, due 12/1/34	3,389,349
4,017,801	5.50%, due 12/1/34	3,969,112
3,533,105	6.00%, due 1/1/35	3,569,326
3,028,735	4.50%, due 2/1/35	2,827,470
	Freddie Mac:
3,408,482	5.50%, due 1/1/18	3,431,677
8,071,494	4.50%, due 2/1/18	7,823,418
4,307,860	5.00%, due 9/1/18	4,252,607
4,038,313	4.00%, due 4/1/19**	3,820,971
5,379,066	5.00%, due 2/1/20	5,307,962
2,182,161	6.00%, due 11/1/33	2,205,487
2,603,428	5.50%, due 11/1/33	2,574,120
4,317,568	6.00%, due 2/1/34	4,367,072
1,721,201	5.00%, due 5/1/34	1,659,740
2,378,100	5.00%, due 5/1/34	2,293,183
880,087	6.50%, due 7/1/34	905,042
1,000,609	6.50%, due 7/1/34	1,028,987
478,691	6.50%, due 6/1/35	490,798
7,416,638	5.50%, due 6/1/35	7,326,759
16,373,326	5.00%, due 7/1/35	15,758,337
2,704,857	5.00%, due 8/1/35	2,603,261
4,091,845	5.50%, due 9/1/35	4,040,449
5,449,908	5.50%, due 9/1/35	5,381,454
3,292,495	5.00%, due 10/1/35	3,168,827
	Ginnie Mae:
2,846,284	4.50%, due 10/15/33	2,694,284
2,062,774	5.50%, due 11/15/33	2,015,450
5,457,100	5.00%, due 4/15/34	5,326,597
6,394,457	6.00%, due 10/20/34	6,493,536
2,739,055	6.50%, due 2/20/35	2,825,774
6,448,633	5.50%, due 3/20/35**	6,430,465
4,466,532	5.50%, due 5/20/35	4,453,948
Total Mortgage Backed Securities (cost $337,226,834)		329,811,504

Shares or Principal Amount		Value
Preferred Stock - 0.7%
Finance - Other Services - 0.2%
38,250	Chevy Chase Preferred Capital Corp. Series A, convertible, 10.375%	$2,036,813
REIT - Diversified - 0.3%
96,600	iStar Financial, Inc., 7.875%	2,471,028
Savings/Loan/Thrifts - 0.2%
91,960	Chevy Chase Bank FSB, 8.00%	2,492,116
	Total Preferred Stock (cost $7,046,272)	6,999,957
U.S. Government Agencies - 9.4%
	Fannie Mae:
$48,375,000	3.25%, due 11/15/07	47,077,582
9,495,000	5.50%, due 3/15/11	9,786,098
3,535,000	6.625%, due 11/15/30#	4,252,609
	Freddie Mac:
23,230,000	2.75%, due 8/15/06#	22,916,813
4,040,000	3.875%, due 6/15/08#	3,960,404
Total U.S. Government Agencies (cost $89,859,892)		87,993,506
U.S. Treasury Notes/Bonds - 25.3%
	U.S. Treasury Notes/Bonds
28,065,000	3.50%, due 11/15/06#	27,821,620
19,782,000	3.125%, due 1/31/07#	19,478,307
1,813,000	3.875%, due 7/31/07#	1,797,631
4,855,000	4.00%, due 9/30/07#	4,820,486
17,145,000	3.00%, due 2/15/08#	16,625,969
10,955,000	4.125%, due 8/15/08#	10,873,692
5,400,000	3.875%, due 9/15/10#	5,258,671
12,078,558	1.625%, due 1/15/15‡‡,#	11,716,672
14,720,000	4.125%, due 5/15/15#	14,204,800
13,950,000	4.25%, due 8/15/15#	13,612,145
7,205,000	8.875%, due 8/15/17#	9,899,274
13,680,000	8.875%, due 2/15/19#	19,177,650
7,280,000	7.25%, due 8/15/22#	9,290,248
19,965,000	6.25%, due 8/15/23#	23,300,553
12,485,000	5.25%, due 2/15/29#	13,245,312
16,490,000	6.25%, due 5/15/30#	19,924,554
14,410,000	5.375%, due 2/15/31**,#	15,715,906
Total U.S. Treasury Notes/Bonds (cost $239,877,954)		236,763,490
Other Securities - 21.3%
198,726,824	State Street Navigator Securities Lending Prime Portfolio† (cost $198,726,824)	198,726,824
Repurchase Agreement - 1.4%
$12,900,000	Bear Stearns & Company, Inc., 4.1125% dated 10/31/05, maturing 11/1/05 to be repurchased at $12,901,474 collateralized by $17,465,568 in U.S. Government Agencies 0%, 10/1/35; with a value of $13,158,101 (cost $12,900,000)	12,900,000
Total Investments (total cost $1,142,514,037) – 120.6%		1,128,099,735
Liabilities, net of Cash, Receivables and Other Assets – (20.6)%		(192,931,408)
Net Assets – 100%		$935,168,327

See Notes to Schedules of Investments and Financial Statements.

18 Janus Bond & Money Market Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Summary of Investments by Country

Country	Value	% of Investment Securities
Australia	$1,955,700	0.2%
Belgium	1,737,156	0.2%
Bermuda	701,820	0.1%
Canada	7,907,330	0.7%
Cayman Islands	3,795,071	0.3%
Mexico	3,412,810	0.3%
Netherlands	6,742,949	0.5%
Qatar	1,003,178	0.1%
Sweden	1,909,655	0.2%
United States	1,098,934,066	97.4%
Total††	$1,128,099,735	100.0%

††Includes Short-Term Securities and Other Securities (78.7% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 1/27/06	4,100,000	$4,937,301	$92,169
Total		$4,937,301	$92,169

Financial Futures - Short
83	Contracts	U.S. Treasury - 10-year Note expires December 2005, principal amount $9,068,978, value $9,001,609 cumulative depreciation	$67,369

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 19

Janus High-Yield Fund (unaudited)

Performance Overview

For the 12-month period ended October 31, 2005, Janus High-Yield Fund gained 2.76%, compared to a 4.08% return posted by its benchmark, the Lehman Brothers High-Yield Bond Index.

Like other segments of the fixed-income universe, the high-yield market was volatile during the period. Investors weighed the direction of interest rates, uneven economic growth, soaring energy prices and the devastation caused by September's hurricanes. Aside from this uncertainty, strong fundamentals, favorable credit conditions and low default risk all supported the fixed-income market.

After a positive start to the year, investors began to reconsider valuations in the market amid growing inflation concerns and disappointing corporate earnings results. The biggest story of the year was General Motors (GM). After spreads touched near-term historical tights in March, GM's announcement that it would miss 2005 earnings estimates led to a sell-off in the high-yield market. The sell-off resulted in significantly wider credit spreads and higher yields. The earnings miss by GM lead to a re-pricing of risk throughout all markets, especially hurting the high-yield market. As the market gained comfort with the liquidity profiles of the "Big 3" auto producers (especially GM and Ford), overblown concerns of imminent bankruptcy alleviated, resulting in tighter spreads into the summer months. Later in the period, after having recovered from auto-related weakness and experiencing a respite in rising long-term rates, fixed-income markets were again forced to deal with heightened inflation fears as energy prices spiked in the wake of Hurricane Katrina's destruction. Late in the fall concerns around the automotive sector returned, resulting in pressure on the sector.

The Fund lagged the broader high-yield market in this environment, mainly due to the emphasis on higher-quality issues and avoidance of several of the more speculative lower quality securities that were favored periodically. Though our focus on quality allowed us to sidestep significant credit problems, it also kept us from fully participating in this past summer's high-yield rally.

Strategy in This Environment

In this uncertain climate, we strove to protect our investors from unnecessary market volatility. As such, we kept the Fund's overall duration short compared to our benchmark in an effort to minimize interest rate risk and focused our credit risk in select B-rated issuers. These included companies we believe have sound fundamentals and may ultimately receive upgrades from the rating agencies.

Fund Composition

As of October 31, 2005, B-rated bonds made up the majority of our holdings, accounting for a 52.9% share of net assets. BB-rated corporate bonds comprised 24.7% of the Fund's total net assets. The Fund held 10.4% of its total net assets in the CCC-rated category, while bonds rated below CCC made up only 1.7% of Fund's total net assets. Meanwhile, investment-grade corporate bonds accounted for 1.9% of the Fund's holdings. The Fund's cash position was 6.7% of total net assets. It's important for us to note that our weighting in CCC-rated paper contains many credits with credit metrics that mirror those of many single B credits, thus we view these as ripe for credit ratings upgrades in the near future.

Fund Snapshot

This bond fund strives to provide exposure to the best income and total return opportunities in the high-yield market.

Gibson Smith

portfolio manager

Fund Profile

	October 31, 2005	October 31, 2004
Weighted Average Maturity	7.3 Years	6.0 Years
Average Modified Duration*	4.2 Years	4.4 Years
30-Day Current Yield**	6.48%	5.59%
Weighted Average Fixed Income Credit Rating	B+	B
Number of Bonds/Notes	349	207

  *  A theoretical measure of price volatility

  **  Yield will fluctuate

20 Janus Bond & Money Market Funds October 31, 2005

(unaudited)

Auto-Related and Home-Building Holdings Detracted from Results

The volatility in the automotive sector resulting from the GM news earlier in the year increased the volatility of the overall market. The Fund's performance was hampered by weakness in a number of our automotive credits, including vehicle component manufacturers Delphi, Dura Automotive Systems and Park-Ohio Holdings. These companies have found themselves squeezed between rising raw material prices and weakening consumer vehicle demand. Many have taken the brunt of the market slowdown, as large customers such as General Motors try to force their suppliers to absorb higher input prices. Delphi, in particular, was shadowed by bankruptcy concerns, even as it tried to work out a restructuring deal with General Motors, its largest customer, and the United Auto Workers, its union.

Another laggard was Maax Holdings, a Canadian supplier of bathroom and kitchen fixtures to the home-building sector. The company experienced pricing pressures on its product line and was shadowed by concerns over increased borrowing along with worries over the sustainability of the present housing boom.

Telecommunications and Energy-Related Holdings Helped Performance

On the plus side, we benefited from our investment in American Tower, which installs and manages communication towers used to transmit wireless signals. American Tower continues to report robust earnings growth, and its management remains committed to debt repayment. The company is also benefiting from continued consolidation in the wireless market, which has simplified its marketing efforts and stabilized its cash flows. American Tower also completed its planned $3.1 billion purchase of competitor SpectraSite, which expands its leadership in the wireless tower market.

Meanwhile, our Eschelon Communications bonds benefited after the telecommunications provider completed the initial public offering of its shares. The company plans to use the proceeds from the stock sale to recall roughly 35% of its outstanding 8.375% senior second secured notes. This should reduce the company's debt burden by about $50 million.

Allegheny Energy (AYE) was another top performer. A regulated operating utility out of Pennsylvania, AYE is a well-managed, disciplined company with solid asset values, ample free cash flows and a demonstrated commitment to deleveraging. This long-term position of the Fund is on track to meet its targeted $1.5 billion in debt repayment by the end of 2005, and will likely be awarded investment-grade status within a few years. AYE remains one of our top positions.

Chesapeake Energy and Forest Oil also added to the performance of the Fund as elevated energy prices increased both companies' earnings potential.

Investment Strategy and Outlook

Overview

Looking ahead, we are convinced that the financial markets will remain volatile as investors wait for more clarity on the global economy and the direction of interest rates. We are paying very close attention to the Federal Reserve as we believe that as the tightening campaign comes to an end investors risk appetites will escalate leading to increased demand for high-yield securities. At the same time, uncertainty and event risk in the credit markets has resulted in increased caution. The growing number of lower quality issues and the increase in acquisition related financing raises the risk profile of the market.

Significant Areas of Investment - (% of Net Assets)

Janus Bond & Money Market Funds October 31, 2005 21

Janus High-Yield Fund (unaudited)

Shareholder-Friendly Activity:

Over the last 3 years corporate America has generally been focused on improving overall credit quality via cost cutting programs, head count reductions, a focus on maximizing cash flow generation and ultimately reducing debt. The improving credit quality focus by management teams ultimately accrued to corporate bond holders, rewarding them for lending the company money. Janus High-Yield Fund benefited from these activities as a result of many of our corporate bond holdings. Over the last year we have seen a significant change in the focus of senior management teams, moving from a very bond holder-friendly focus to a more equity-friendly focus. There has been a significant increase in shareholder-friendly activity in the forum of increased dividends and share buy back programs. These activities are very favorable to the equity holders of the company at times at the expense of the corporate bond holders of the company. In addition to companies pursuing shareholder-friendly activity, there has been a significant increase in leveraged buy-out activity facilitated by the growth in private equity investing. These types of leveraging activities by management teams can be very detrimental to corporate bond holders. For this reason, individual credit selection is more important than ever.

The Default Rate:

According to JP Morgan, in the latter half of 2005 the default rate increased from 0.73% to 1.62%. Also according to JP Morgan, overall there were 18 domestic bankruptcies in 2005 compared with an average that exceeds 50 per year over the last 10 years. The large bankruptcies of Delphi and Delta Airlines put upward pressure on the default rate. While we anticipate the default rate to continue to rise in 2006, the low number of companies trading at distress levels – trading less than $60 – foreshadows that the default rate should remain at historically low levels. We are paying very close attention to the increased level of lower quality issuance and the significant increases in acquisition related financing – leverage buy-out activity – watching for signs of significant credit deterioration.

With relatively tight spreads and low yields in the high-yield market today, individual security selection becomes ever more important in generating returns. While uncovering the best total return opportunities for our shareholders remains a primary focus, we are evermore focused on keeping our shareholders out of harm's way by avoiding credits where we feel we are not being compensated for the downside risk and seeking to avoid credits that appear to be pursuing unbalanced shareholder-friendly activity or are vulnerable to hostile leveraging activity by outside investors. We will continue to manage the portfolio with a keen focus on generating solid risk-adjusted returns with a goal of preserving capital and keeping volatility of the overall Fund low. We remain committed to our fundamental credit-by-credit research as we seek out companies with a demonstrated commitment to achieving an optimal capital structure. We look for companies that are focused on reducing leverage, improving margins and maximizing the overall cash flows of the business and understand the balance between the use of equity and debt financing. We focus on owning companies that we believe adhere to a strict discipline around their capital structure and invest in management teams that exhibit a passion for optimizing their businesses. These companies tended to produce the best results for our shareholders.

Thank you for your continued investment in Janus High-Yield Fund.

22 Janus Bond & Money Market Funds October 31, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Since Inception*
Janus High-Yield Fund	2.76%	6.57%	8.09%
Lehman Brothers High-Yield Bond Index	4.08%	8.09%	6.50%
Lipper Ranking – based on total returns for High Current Yield Funds	244/426	151/300	3/104

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – December 29, 1995

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,034.20	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48

*Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Janus Capital Management has contractually agreed to waive the Fund's total operating expenses to levels indicated in the Statement of Additional Information until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, the Fund's yield and total return would have been lower.

The Fund's total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Bond & Money Market Funds October 31, 2005 23

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Corporate Bonds - 91.9%
Advanced Materials/Products - 0.2%
$1,100,000	Hexcel Corp., 6.75% senior subordinated notes, due 2/1/15	$1,078,000
Advertising Sales - 0.1%
700,000	Lamar Media Corp., 6.625% senior subordinated notes due 8/15/15 (144A)	705,250
Aerospace and Defense - Equipment - 0.9%
1,065,000	BE Aerospace, Inc., 8.50% senior notes, due 10/1/10	1,152,863
3,350,000	DRS Technologies, Inc., 6.875% senior subordinated notes, due 11/1/13	3,182,500
550,000	Moog, Inc., 6.25% senior subordinated notes, due 1/15/15	547,250
		4,882,613
Agricultural Chemicals - 0.3%
1,120,000	IMC Global, Inc. - Series B, 10.875% company guaranteed notes, due 6/1/08	1,253,000
Airlines - 0.7%
3,520,000	AMR Corp., 9.00% debentures, due 8/1/12	2,428,800
1,053,000	Delta Air Lines, Inc., 0% bank loan, due 3/27/08‡	1,082,831
		3,511,631
Apparel Manufacturers - 0.9%
350,000	Broder Brothers Co., 11.25% senior notes, due 10/15/10‡	323,750
	Levi Strauss & Co.:
1,000,000	8.25438%, senior unsubordinated notes due 4/1/12‡	992,500
1,100,000	12.25%, senior notes, due 12/15/12	1,207,250
750,000	9.75%, senior notes, due 1/15/15	757,500
1,350,000	Quiksilver, Inc., 6.875% senior notes, due 4/15/15 (144A)	1,252,125
		4,533,125
Athletic Equipment - 0.2%
1,100,000	Riddell Bell Holdings, Inc., 8.375% company guaranteed notes, due 10/1/12	1,050,500
Automotive - Cars and Light Trucks - 0.5%
1,450,000	Ford Capital B.V., 9.50% debentures, due 6/1/10	1,410,125
	Ford Motor Co.:
700,000	7.25%, notes, due 10/1/08	647,500
700,000	7.45%, notes, due 7/16/31	514,500
		2,572,125
Automotive - Truck Parts and Equipment - Original - 1.0%
	Tenneco Automotive, Inc.:
350,000	10.25%, secured notes, due 7/15/13	378,000
1,381,000	8.625%, company guaranteed notes due 11/15/14	1,318,855
700,000	TRW Automotive, Inc., 9.375% senior notes, due 2/15/13	752,500
425,000	United Components, Inc., 9.375% senior subordinated notes, due 6/15/13	425,000
	Visteon Corp.:
1,725,000	8.25%, senior notes, due 8/1/10	1,593,469
1,050,000	7.00%, senior notes, due 3/10/14	892,500
		5,360,324

Shares or Principal Amount		Value
Automotive - Truck Parts and Equipment - Replacement - 0.2%
$1,465,000	Affinia Group, Inc., 9.00% company guarantee, due 11/30/14 (144A)§	$1,135,375
Building - Heavy Construction - 0.3%
1,225,000	Ahern Rentals, Inc., 9.25% secured notes, due 8/15/13 (144A)	1,243,375
Building - Maintenance and Service - 0.1%
700,000	HydroChem Industrial Services, Inc., 9.25% senior subordinated notes due 2/15/13 (144A)	640,500
Building - Residential and Commercial - 2.1%
1,425,000	Beazer Homes USA, Inc., 6.875% senior notes, due 7/15/15 (144A)	1,307,438
2,150,000	D.R. Horton, Inc., 8.50% company guaranteed notes, due 4/15/12	2,306,118
1,050,000	K. Hovnanian Enterprises, Inc., 6.50% company guaranteed notes, due 1/15/14	978,557
1,745,000	KB Home, 6.25% senior notes, due 6/15/15	1,641,680
1,100,000	Meritage Homes Corp., 6.255% company guaranteed notes, due 3/15/15	957,000
2,000,000	WCI Communities, Inc., 10.625% company guaranteed notes, due 2/15/11	2,102,500
1,800,000	William Lyon Homes, Inc., 10.75% company guaranteed notes, due 4/1/13	1,885,500
		11,178,793
Building and Construction Products - Miscellaneous - 0.3%
1,250,000	Nortek, Inc., 8.50% senior subordinated notes, due 9/1/14	1,193,750
525,000	NTK Holdings, Inc., 0% senior discount notes, due 3/1/14	315,000
		1,508,750
Building Products - Air and Heating - 0.1%
700,000	Goodman Global Holding Company, Inc. 7.875%, senior subordinated notes due 12/15/12 (144A)	658,000
Building Products - Cement and Aggregate - 0.4%
1,800,000	Texas Industries, Inc., 7.25% senior notes, due 7/15/13 (144A)	1,872,000
Cable Television - 1.8%
2,614,000	CCH I LLC, 11.00% secured notes, due 10/1/15 (144A)	2,365,670
3,825,000	Charter Communications Holdings II 10.25%, senior notes, due 9/15/10	3,834,562
1,400,000	Charter Communications Operating LLC 8.00%, senior notes, due 4/30/12 (144A)	1,405,250
1,775,000	Mediacom LLC/Mediacom Capital Corp. 9.50%, senior notes, due 1/15/13	1,735,063
		9,340,545
Casino Hotels - 3.1%
750,000	155 E. Tropicana LLC, 8.75% secured notes, due 4/1/12	718,125
700,000	Mandalay Resort Group, 10.25% senior subordinated notes, due 8/1/07	745,500

See Notes to Schedules of Investments and Financial Statements.

24 Janus Bond & Money Market Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Casino Hotels - (continued)
	MGM Mirage, Inc.:
$1,050,000	9.75%, company guaranteed notes due 6/1/07	$1,102,500
72,000	9.375%, senior subordinated notes due 2/15/10	78,480
1,600,000	8.375%, company guaranteed notes due 2/1/11	1,692,000
700,000	6.625%, senior unsecured notes due 7/15/15 (144A)WI	679,000
1,300,000	MTR Gaming Group, Inc., 9.75% company guaranteed notes, due 4/1/10	1,368,250
	Park Place Entertainment Corp.:
700,000	9.375%, senior subordinated notes due 2/15/07	729,750
700,000	7.00%, senior notes, due 4/15/13	744,195
350,000	Poster Financial Group, Inc., 8.75% secured notes, due 12/1/11	357,000
350,000	San Pasqual Casino Development Group, Inc., 8.00% notes, due 9/15/13 (144A)WI	348,250
	Station Casinos, Inc.:
1,450,000	6.875%, senior subordinated notes due 3/1/16	1,460,875
350,000	6.875%, senior subordinated notes due 3/1/16 (144A)	352,625
4,570,000	Trump Entertainment Resorts, Inc., 8.50% secured notes, due 6/1/15	4,427,187
1,750,000	Wynn Las Vegas LLC, 6.625% first mortgage notes, due 12/1/14	1,666,875
		16,470,612
Casino Services - 1.4%
415,000	Herbst Gaming, Inc., 7.00% company guaranteed notes, due 11/15/14	409,813
	Virgin River Casino Corp.:
4,900,000	9.00%, secured notes due 1/15/12 (144A)‡	5,047,000
2,400,000	0%, senior subordinated notes due 1/15/13 (144A)§	1,704,000
		7,160,813
Cellular Telecommunications - 2.8%
895,000	Centennial Communications Corp. 10.125%, company guaranteed notes due 6/15/13	1,000,163
745,000	Dobson Cellular Systems, Inc. 9.875%, secured notes, due 11/1/12	804,600
1,030,000	Dobson Communications Corp.: 0%, senior notes, due 10/15/12 (144A)‡	991,375
1,400,000	8.875%, senior notes, due 10/1/13	1,368,500
	Nextel Communications, Inc.:
2,225,000	6.875%, senior notes, due 10/31/13	2,327,507
2,150,000	5.95%, senior notes, due 3/15/14	2,156,699
1,850,000	Rogers Cantel, Inc., 9.75% debentures, due 6/1/16	2,215,375
	Rogers Wireless Communications, Inc.:
1,450,000	6.535%, secured notes, due 12/15/10‡	1,500,750
1,000,000	8.00%, senior subordinated notes due 12/15/12	1,057,500
950,000	7.50%, secured notes, due 3/15/15	1,018,875
		14,441,344

Shares or Principal Amount		Value
Chemicals - Diversified - 2.3%
	Huntsman Company LLC:
$750,000	10.84875%, company guaranteed notes due 7/15/11‡	$795,000
1,249,000	11.50%, company guaranteed notes due 7/15/12	1,412,931
	Lyondell Chemical Co.:
2,540,000	9.50%, company guaranteed notes due 12/15/08	2,660,650
4,700,000	11.125%, secured notes, due 7/15/12	5,240,500
	Nova Chemicals Corp.:
1,740,000	6.50%, senior notes, due 1/15/12	1,661,700
350,000	0%, senior notes, due 11/15/13 (144A)‡	353,500
		12,124,281
Chemicals - Plastics - 0.1%
705,000	Resolution Performance Products LLC 13.50%, senior subordinated notes due 11/15/10	742,894
Chemicals - Specialty - 2.3%
4,150,000	Equistar Chemicals L.P., 6.50% notes, due 2/15/06	4,150,000
362,000	Huntsman International LLC, 10.125% company guaranteed notes, due 7/1/09	372,408
700,000	Lubrizol Corp., 6.50% debentures, due 10/1/34	708,190
1,150,000	MacDermid, Inc., 9.125% company guaranteed notes, due 7/15/11	1,220,438
155,000	Millennium America, Inc., 9.25% company guaranteed notes, due 6/15/08	166,238
4,320,000	Nalco Co., 7.75% senior notes, due 11/15/11	4,411,799
750,000	PQ Corp., 7.50% company guaranteed notes due 2/15/13 (144A)	690,000
415,000	Rockwood Specialties Group, Inc., 7.50% subordinated notes, due 11/15/14 (144A)	400,475
		12,119,548
Commercial Services - 0.1%
684,000	Coinmach Corp., 9.00% senior notes, due 2/1/10	690,840
Computer Services - 0.5%
	Sungard Data Systems, Inc.
1,147,125	6.28% bank loan, due 1/5/13‡	1,157,162
620,000	9.125%, senior unsecured notes due 8/15/13 (144A)WI	629,300
700,000	10.25% senior subordinated notes due 8/15/15 (144A)WI	693,875
		2,480,337
Consumer Products - Miscellaneous - 1.8%
5,360,000	Jarden Corp., 9.75% company guaranteed notes, due 5/1/12	5,413,600
2,585,000	Playtex Products, Inc., 9.375% company guaranteed notes, due 6/1/11	2,675,475
1,275,000	Prestige Brands, Inc., 9.25% senior subordinated notes, due 4/15/12	1,287,750
		9,376,825

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 25

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Containers - Metal and Glass - 2.6%
	Crown European Holdings S.A.:
$63,000	9.50%, secured notes, due 3/1/11	$69,300
2,200,000	10.875%, secured notes, due 3/1/13	2,590,500
	Owens-Brockway Glass Container, Inc.:
3,500,000	8.875%, company guaranteed notes due 2/15/09	3,657,499
2,575,000	8.25%, company guaranteed notes due 5/15/13	2,626,500
	Owens-Illinois, Inc.:
2,500,000	8.10%, senior notes, due 5/15/07	2,537,500
1,250,000	7.50%, debentures, due 5/15/10	1,237,500
700,000	7.80%, debentures, due 5/15/18	672,000
		13,390,799
Containers - Paper and Plastic - 1.4%
	Graham Packaging Co.:
1,400,000	8.50%, company guaranteed notes due 10/15/12	1,344,000
3,175,000	9.875%, subordinated notes due 10/15/14	2,968,625
1,675,000	Plastipak Holdings, Inc., 10.75% company guaranteed notes, due 9/1/11	1,834,125
1,050,000	Smurfit-Stone Container Corp., 7.375% company guaranteed notes, due 7/15/14	931,875
		7,078,625
Dialysis Centers - 0.4%
750,000	Davita, Inc., 6.625% company guaranteed notes, due 3/15/13	759,375
1,245,000	National Nephrology Associates, Inc. 9.00%, company guaranteed notes due 11/1/11 (144A)	1,375,725
		2,135,100
Diversified Operations - 1.4%
2,675,000	J.B. Poindexter & Company, Inc., 8.75% company guaranteed notes, due 3/15/14	2,367,375
1,750,000	Jacuzzi Brands, Inc., 9.625% secured notes, due 7/1/10	1,828,750
1,050,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	1,081,500
2,015,000	Park-Ohio Industries, Inc., 8.375% company guaranteed notes, due 11/15/14	1,763,125
	Walter Industries, Inc.:
155,796	5.86%, bank loan, due 9/30/12‡	157,860
38,949	6.05438%, bank loan, due 9/30/12‡	39,465
155,796	6.21625%, bank loan, due 9/30/12‡	157,860
		7,395,935
Electric - Generation - 3.6%
	AES Corp.:
2,250,000	8.875%, senior notes, due 2/15/11	2,407,500
1,950,000	9.00%, secured notes, due 5/15/15 (144A)	2,115,750
	Allegheny Energy Supply Company LLC:
3,250,000	7.80%, notes, due 3/15/11	3,493,749
3,150,000	8.25%, unsecured notes due 4/15/12 (144A)‡,§	3,480,750
2,100,000	Edison Mission Energy, 7.73% senior notes, due 6/15/09**	2,178,750
350,000	LSP-Kendall Energy LLC, 5.94% bank loan, due 9/22/13‡	348,250
1,420,216	Tenaska Alabama II Partners, 7.00% secured notes, due 6/30/21 (144A)‡	1,442,899

Shares or Principal Amount		Value
Electric - Generation - (continued)
$3,050,000	Texas Genco Holdings, Inc., 6.875% senior notes, due 12/15/14 (144A)	$3,263,500
		18,731,148
Electric - Integrated - 4.3%
	CMS Energy Corp.:
1,650,000	9.875%, senior notes, due 10/15/07	1,773,750
4,100,000	7.50%, senior notes, due 1/15/09	4,248,625
2,250,000	6.30%, senior notes, due 2/1/12	2,233,125
1,237,000	DPL, Inc., 6.875% senior notes, due 9/1/11	1,311,220
5,450,000	Mission Energy Holding, Inc., 13.50% secured notes, due 7/15/08	6,308,374
900,000	Nevada Power Co., 5.875% general refunding mortgage, due 1/15/15	882,772
	PSE&G Energy Holdings LLC:
1,250,000	8.625%, senior notes, due 2/15/08	1,296,875
1,200,000	8.50%, senior notes, due 6/15/11	1,279,500
575,000	Sierra Pacific Power Co., 6.25% general refunding mortgage, due 4/15/12	576,438
	TXU Corp.:
700,000	6.50%, senior notes, due 11/15/24	631,257
2,125,000	6.55%, notes, due 11/15/34	1,888,632
		22,430,568
Electronic Components - Miscellaneous - 0.4%
1,300,000	Aavid Thermal Technologies, Inc., 12.75% company guaranteed notes, due 2/1/07	1,355,250
750,000	Flextronics International, Ltd., 6.25% senior subordinated notes, due 11/15/14	727,500
		2,082,750
Electronic Components - Semiconductors - 2.0%
4,725,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	4,725,000
	Freescale Semiconductor, Inc.:
2,150,000	6.34875%, senior notes, due 7/15/09‡	2,198,375
2,200,000	7.125%, senior notes, due 7/15/14	2,307,250
1,050,000	STATS ChipPAC, Ltd., 6.75% company guaranteed notes, due 11/15/11	1,015,875
		10,246,500
Electronic Parts Distributors - 0.2%
1,175,000	Avnet, Inc., 6.00% notes, due 9/1/15	1,131,819
Electronics - Military - 0.2%
1,050,000	L-3 Communications Corp., 3.00% convertible contingent debt securities due 8/1/35 (144A)	1,055,250
Finance - Auto Loans - 2.1%
1,225,000	Ford Motor Credit Co., 6.625% notes, due 6/16/08	1,174,719
	General Motors Acceptance Corp.:
1,225,000	6.15%, bonds, due 4/5/07	1,208,643
1,225,000	5.85%, senior unsubordinated notes due 1/14/09	1,171,080
4,750,000	7.75%, notes, due 1/19/10	4,779,512
700,000	7.25%, notes, due 3/2/11	688,520
1,925,000	8.00%, bonds, due 11/1/31	1,987,256
		11,009,730

See Notes to Schedules of Investments and Financial Statements.

26 Janus Bond & Money Market Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 0.2%
$1,095,000	BCP Crystal Holdings Corp., 9.625% senior subordinated notes, due 6/15/14	$1,204,500
Finance - Other Services - 0.6%
2,075,000	Alamosa Delaware, Inc., 8.50% senior notes, due 1/31/12	2,152,813
425,000	Athena Neuro Financial LLC, 7.25% company guaranteed notes, due 2/21/08	410,125
679,000	Madison River Capital LLC/Madison River Finance Corp., 13.25% senior notes, due 3/1/10	723,135
		3,286,073
Food - Diversified - 1.0%
1,300,000	Del Monte Corp., 6.75% senior subordinated notes due 2/15/15 (144A)	1,262,625
1,050,000	Doane Pet Care Co., 10.625% senior subordinated notes due 11/15/15 (144A)WI	1,063,125
	Dole Food Company, Inc.:
382,000	8.625%, senior notes, due 5/1/09‡	394,893
600,000	7.25%, company guaranteed notes due 6/15/10	591,000
2,025,000	Wornick Co., 10.875% secured notes, due 7/15/11	2,075,625
		5,387,268
Food - Meat Products - 0.1%
750,000	Pierre Foods, Inc., 9.875% senior subordinated notes, due 7/15/12	757,500
Food - Retail - 0.3%
1,375,000	Delhaize America, Inc., 9.00% company guaranteed notes, due 4/15/31	1,538,878
Food - Wholesale/Distribution - 0.1%
500,000	Roundy's, Inc., 8.875% company guaranteed notes, due 6/15/12	551,190
Gambling - Non-Hotel - 1.1%
1,400,000	Mohegan Tribal Gaming Authority, 8.00% senior subordinated notes, due 4/1/12	1,457,750
2,150,000	Pinnacle Entertainment, Inc., 8.25% senior subordinated notes, due 3/15/12	2,133,875
2,000,000	River Rock Entertainment Authority, 9.75% senior notes, due 11/1/11	2,180,000
		5,771,625
Gas - Distribution - 0.2%
	Colorado Interstate Gas Co.:
750,000	5.95%, senior notes, due 3/15/15 (144A)	712,308
400,000	6.80%, senior notes, due 11/15/15 (144A)	402,000
		1,114,308
Hotels and Motels - 0.3%
550,000	La Quinta Corp., 7.00% notes, due 8/15/07	558,250
800,000	Starwood Hotels & Resorts Worldwide, Inc. 7.875%, company guaranteed notes due 5/1/12‡	862,000
		1,420,250

Shares or Principal Amount		Value
Independent Power Producer - 2.1%
$1,950,000	AES China Generating Company, Ltd. 8.25%, bonds, due 6/26/10	$1,981,754
	Calpine Corp.:
1,100,000	9.875%, secured notes due 12/1/11 (144A)	786,500
525,000	7.75%, convertible subordinated notes due 6/1/15	406,875
1,562,000	NRG Energy, Inc., 8.00%, company guaranteed notes, due 12/15/13	1,702,580
	Reliant Energy, Inc.:
1,550,000	9.25%, secured notes, due 7/15/10	1,627,500
4,225,000	9.50%, secured notes, due 7/15/13	4,499,625
		11,004,834
Instruments - Scientific - 0.3%
1,565,000	Fisher Scientific International, Inc., 6.75% senior subordinated notes, due 8/15/14	1,615,863
Machinery - Construction and Mining - 0.3%
	Terex Corp.:
1,550,000	10.375%, company guaranteed notes due 4/1/11	1,654,625
63,000	7.375%, company guaranteed notes due 1/15/14	62,685
		1,717,310
Machinery - Farm - 0.3%
1,575,000	Case New Holland, Inc., 9.25% company guaranteed notes, due 8/1/11	1,657,688
Machinery - General Industrial - 0.1%
350,000	Chart Industries, Inc., 9.1255% senior subordinated notes due 10/15/15 (144A)WI	346,500
Medical - Hospitals - 1.9%
1,450,000	HCA, Inc., 5.75% senior notes, due 3/15/14	1,370,791
2,650,000	LifePoint Hospitals, Inc., 3.25% subordinated notes, due 8/15/25 (144A)	2,616,875
6,005,000	Tenet Healthcare Corp., 9.25% senior notes, due 2/1/15 (144A)	5,689,737
350,000	Triad Hospitals, Inc., 7.00% senior subordinated notes, due 11/15/13	350,000
		10,027,403
Medical - Nursing Homes - 0.5%
2,575,000	Manor Care, Inc., 2.125% senior notes due 8/1/35 (144A)‡	2,594,313
Metal - Aluminum - 0.7%
	Novelis, Inc.:
688,000	7.25%, senior notes, due 2/15/15	627,800
3,447,000	7.25%, senior notes, due 2/15/15	3,145,388
		3,773,188
Metal - Diversified - 0.4%
1,765,000	Earle M. Jorgensen Co., 9.75% secured notes, due 6/1/12	1,888,550
Metal Processors and Fabricators - 0.3%
	Mueller Group, Inc.:
334,668	6.21%, bank loan, due 9/30/12‡	339,186
133,868	6.30438%, bank loan, due 9/30/12‡	135,675
334,668	6.46625%, bank loan, due 9/30/12‡	339,186
602,402	6.49313%, bank loan, due 9/30/12‡	610,536
		1,424,583

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 27

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Metal Products - Fasteners - 0.1%
$675,000	FastenTech, Inc., 11.50% company guaranteed notes, due 5/1/11	$698,625
Miscellaneous Manufacturing - 0.2%
875,000	Maax Corp., 9.75% senior subordinated notes, due 6/15/12	691,250
1,300,000	Maax Holdings Corp., 0% senior discount notes, due 12/15/12	513,500
		1,204,750
Multimedia - 0.5%
1,950,000	LBI Media, Inc., 10.125% company guaranteed notes, due 7/15/12	2,071,875
	PBI Media LLC:
7,269	6.41063%, bank loan, due 9/30/12‡	7,269
287,139	6.49313%, bank loan, due 9/30/12‡	287,139
147,204	10.24313%, bank loan, due 9/30/13‡	148,308
		2,514,591
Non-Hazardous Waste Disposal - 1.0%
350,000	Allied Waste Industries, Inc., 9.25% debentures, due 5/1/21	352,188
	Allied Waste North America, Inc.:
1,900,000	6.375%, secured notes, due 4/15/11	1,833,500
1,100,000	7.875%, senior notes, due 4/15/13	1,127,500
2,000,000	7.25%, senior notes, due 3/15/15 (144A)	1,980,000
		5,293,188
Office Automation and Equipment - 0.9%
2,000,000	Xerox Capital Trust I, 8.00% company guaranteed notes, due 2/1/27	2,060,000
2,450,000	Xerox Corp., 6.875% senior notes, due 8/15/11	2,523,500
		4,583,500
Office Supplies and Forms - 0.3%
	Acco Brands Corp.:
45,312	5.585%, bank loan, due 8/1/12‡	45,794
45,312	5.63563%, bank loan, due 8/1/12‡	45,794
54,375	5.9175%, bank loan, due 8/1/12‡	54,953
1,225,000	7.625% senior subordinated notes due 8/15/15 (144A)	1,163,750
		1,310,291
Oil - Field Services - 0.4%
1,050,000	Hornbeck Offshore Services, Inc., 6.125% senior notes, due 12/1/14 (144A)§	1,023,750
1,100,000	Titan Petrochemicals Group, Ltd., 8.50% company guaranteed notes due 3/18/12 (144A)	1,039,500
		2,063,250
Oil Companies - Exploration and Production - 3.4%
	Chesapeake Energy Corp.:
2,150,000	7.50%., senior notes, due 9/15/13	2,279,000
1,300,000	6.625%, company guaranteed notes due 1/15/16	1,296,750
1,225,000	6.50%, senior unsecured notes due 8/15/17 (144A)	1,212,750
1,050,000	Clayton Williams Energy, Inc., 7.75% senior notes, due 8/1/13 (144A)	1,013,250
475,000	El Paso Production Holding Co., 7.75% company guaranteed notes, due 6/1/13	489,250

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
$1,050,000	Encore Acquisition Co., 6.25% senior subordinated notes, due 4/15/14	$1,018,500
1,790,000	Energy Partners, Ltd., 8.75% company guaranteed notes, due 8/1/10	1,861,600
	Forest Oil Corp.:
2,450,000	8.00%, senior notes, due 6/15/08	2,566,374
2,100,000	8.00%, senior notes, due 12/15/11	2,294,250
	Kerr-McGee Corp.:
700,000	6.875%, secured notes, due 9/15/11	740,143
700,000	6.95%, secured notes, due 7/1/24	716,516
800,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	864,000
720,000	Swift Energy Co., 9.375% senior subordinated notes, due 5/1/12	770,400
100,000	Western Oil Sands, Inc., 8.375% secured notes, due 5/1/12	113,250
350,000	Whiting Petroleum Corp., 7.00% senior subordinated notes due 2/1/14 (144A)	350,875
		17,586,908
Oil Companies - Integrated - 2.2%
2,550,000	Coastal Corp., 6.50% debentures, due 6/1/08**	2,483,063
	El Paso CGP Co.:
1,250,000	7.625%, notes, due 9/1/08	1,259,375
1,650,000	6.375%, notes, due 2/1/09	1,600,500
800,000	7.75%, notes, due 6/15/10	812,000
1,750,000	9.625%, debentures, due 5/15/12	1,925,000
4,020,000	7.42%, notes, due 2/15/37	3,638,100
		11,718,038
Oil Field Machinery and Equipment - 0.3%
1,189,000	Dresser-Rand Group, Inc., 7.375% senior subordinated notes due 11/1/14 (144A)	1,218,725
300,000	Grant Prideco, Inc., 6.125% senior unsecured notes due 8/15/15 (144A)	300,750
		1,519,475
Oil Refining and Marketing - 0.4%
	Enterprise Products Operating L.P.:
975,000	4.625%, senior notes, due 10/15/09	945,722
1,050,000	5.00%, company guaranteed notes due 3/1/15	982,146
		1,927,868
Paper and Related Products - 1.6%
2,500,000	Boise Cascade LLC, 7.125% company guaranteed notes, due 10/15/14	2,225,000
	Georgia-Pacific Corp.:
1,600,000	9.375%, company guaranteed notes due 2/1/13	1,764,000
2,055,000	7.75% notes, due 11/15/29	2,106,375
	Rock-Tenn Co.:
700,000	8.20%, senior notes, due 8/15/11	694,750
1,750,000	5.625%, bonds, due 3/15/13	1,531,250
		8,321,375

See Notes to Schedules of Investments and Financial Statements.

28 Janus Bond & Money Market Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Physical Therapy and Rehabilitation Centers - 0.5%
$1,910,000	HEALTHSOUTH Corp., 7.625% notes, due 6/1/12	$1,795,400
215,385	Psychiatric Solutions, Inc. 5.48% bank loan, due 7/1/12‡	216,866
350,000	7.75% senior subordinated notes due 7/15/15 (144A)	360,500
		2,372,766
Physician Practice Management - 0.5%
1,100,000	US Oncology Holdings, Inc., 8.62% senior notes, due 3/15/15 (144A)‡	1,078,000
1,400,000	US Oncology, Inc., 10.75% company guaranteed notes, due 8/15/14	1,543,500
		2,621,500
Pipelines - 4.9%
1,000,000	ANR Pipeline Co., 8.875% notes, due 3/15/10	1,073,227
	Dynegy Holdings, Inc.:
700,000	9.875%, secured notes due 7/15/10 (144A)	752,500
1,570,000	10.125%, secured notes due 7/15/13 (144A)§	1,727,000
	El Paso Corp.:
1,000,000	7.00%, senior notes, due 5/15/11	985,000
2,000,000	7.875%, notes, due 6/15/12	2,040,000
350,000	7.80%, senior notes, due 8/1/31	347,375
1,025,000	El Paso Natural Gas Co., 7.625% senior notes, due 8/1/10	1,075,662
750,000	Holly Energy Partners L.P., 6.24% senior notes, due 3/1/15 (144A)	727,500
275,000	Magellan Midstream Holdings L.P., 5.875% bank loan, due 6/30/12‡	278,611
3,025,000	Northwest Pipeline Corp., 8.125% company guaranteed notes, due 3/1/10	3,206,500
1,475,000	Southern Natural Gas Co., 8.875% unsubordinated notes, due 3/15/10	1,583,010
	Targa Resources, Inc.:
1,747,284	0%, bank loans, due 10/5/07‡	1,751,652
338,184	0%, bank loans, due 10/5/11‡	339,452
1,409,100	0%, bank loans, due 10/5/12‡	1,414,384
3,250,000	Transcontinental Gas Pipe Line Corp. 7.00%, notes, due 8/15/11	3,396,249
1,800,000	TransMontaigne, Inc., 9.125% senior subordinated notes, due 6/1/10	1,782,000
1,050,000	Utilicorp Canada Finance Corp., 7.75% company guaranteed notes, due 6/15/11	1,073,625
	Williams Companies, Inc.:
900,000	7.625%, senior notes, due 7/15/19	954,000
750,000	7.50%, debentures, due 1/15/31	780,000
400,000	7.75%, notes, due 6/15/31	422,500
		25,710,247
Private Corrections - 0.4%
	Corrections Corporation of America:
1,250,000	7.50%, senior notes, due 5/1/11	1,292,187
750,000	6.25%, company guaranteed notes due 3/15/13	737,813
		2,030,000

Shares or Principal Amount		Value
Publishing - Periodicals - 1.6%
$1,250,000	CBD Media Holdings LLC, 9.25% senior notes, due 7/15/12	$1,237,500
675,000	CBD Media, Inc., 8.625% company guaranteed notes, due 6/1/11	685,125
3,850,000	Dex Media, Inc., 8.00% notes, due 11/15/13**	3,917,375
1,600,000	Dex Media West Finance Co., 5.875% senior notes, due 11/15/11	1,604,000
700,857	Primedia, Inc., 6.11375% bank loan, due 9/30/13‡	692,391
		8,136,391
Racetracks - 0.4%
2,104,000	Penn National Gaming, Inc., 6.75% senior subordinated notes, due 3/1/15	2,019,841
	Wembley, Inc.:
725	5.87%, bank loan, due 8/23/12‡	733
144,275	6.08%, bank loan, due 8/23/12‡	145,898
145,000	7.83%, bank loan, due 8/23/12‡	146,541
		2,313,013
Recycling - 0.3%
1,395,000	Aleris International, Inc., 10.375% secured notes, due 10/15/10	1,524,038
REIT - Health Care - 0.5%
1,925,000	Senior Housing Properties Trust, 8.625% senior notes, due 1/15/12	2,117,500
	Ventas Realty L.P.:
350,000	6.75%, senior notes, due 6/1/10 (144A)	353,500
350,000	7.125%, senior notes, due 6/1/15 (144A)	361,375
		2,832,375
REIT - Hotels - 0.5%
2,250,000	Host Marriott L.P., 6.375% company guaranteed notes, due 3/15/15	2,182,500
	La Quinta Properties, Inc.:
200,000	8.875%, senior notes, due 3/15/11	213,500
150,000	7.00%, senior notes, due 8/15/12	153,000
		2,549,000
Rental Auto/Equipment - 0%
62,000	United Rentals North America, Inc, 7.75% senior subordinated notes, due 11/15/13	58,900
Retail - Automobile - 0.1%
750,000	Asbury Automotive Group, Inc., 8.00% senior subordinated notes, due 3/15/14	690,000
Retail - Computer Equipment - 0.1%
700,000	GSC Holdings Corp., 8.00% company guaranteed notes due 10/1/12 (144A)	680,750
Retail - Drug Store - 0.9%
	Jean Coutu Group, Inc.:
1,970,000	7.625%, senior notes, due 8/1/12	1,935,525
1,300,000	8.50%, senior subordinated notes due 8/1/14	1,205,750
	Rite Aid Corp.:
625,000	6.125%, notes, due 12/15/08 (144A)‡	581,250
1,050,000	7.50%, company guaranteed notes due 1/15/15	971,250
		4,693,775

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 29

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Retail - Major Department Stores - 0.2%
$1,050,000	J.C. Penney Company, Inc., 8.00% senior unsecured notes, due 3/1/10	$1,134,380
Retail - Propane Distribution - 0.6%
700,000	Amerigas Partners L.P., 7.25% senior unsecured notes due 5/20/15 (144A)	724,500
2,300,000	Ferrellgas Partners L.P., 8.75% senior notes, due 6/15/12	2,277,000
		3,001,500
Retail - Regional Department Stores - 0.8%
	Neiman Marcus Group, Inc.:
429,000	6.475%, bank loan, due 3/13/13‡	430,879
2,125,000	10.375%, senior subordinated notes due 10/15/15 (144A)	2,050,625
1,725,000	7.125%, debentures, due 6/1/28	1,578,375
		4,059,879
Retail - Restaurants - 0.8%
284,288	Burger King Corp., 5.83% bank loan, due 6/20/12‡	287,130
1,750,000	Domino's, Inc., 8.25% senior subordinated notes, due 7/1/11	1,811,250
350,000	Landry's Restaurants, Inc., 7.50% company guaranteed notes, due 12/15/14	322,000
2,000,000	VICORP Restaurants, Inc., 10.50% senior notes, due 4/15/11	1,850,000
		4,270,380
Rubber - Tires - 1.2%
	Goodyear Tire & Rubber Co.:
2,675,000	8.50%, notes, due 3/15/07	2,715,125
2,550,000	7.857%, notes, due 8/15/11	2,435,250
1,400,000	9.00%, senior notes, due 7/1/15 (144A)	1,351,000
		6,501,375
Satellite Telecommunications - 0.7%
	INTELSAT Bermuda, Ltd.:
750,000	8.25%, senior notes, due 1/15/13 (144A)	748,125
1,400,000	8.625%, senior notes, due 1/15/15 (144A)	1,417,500
700,000	PanAmSat Corp., 9.00% company guaranteed notes, due 8/15/14	736,750
350,000	PanAmSat Holding Corp., 10.375% senior discount notes, due 11/1/14	238,875
1,050,000	Zeus Special Subsidiary, Ltd., 0% senior discount notes, due 2/1/15	690,375
		3,831,625
Soap and Cleaning Preparations - 0.1%
750,000	Church & Dwight Company, Inc., 6.00% company guaranteed notes, due 12/15/12	727,500
Special Purpose Entity - 2.4%
745,000	American Commercial Lines LLC, 9.50% company guaranteed notes, due 2/15/15	812,050
	CCM Merger, Inc.:
39,773	5.84063%, bank loan, due 7/21/12‡	40,046
134,790	5.96063%, bank loan, due 7/21/12‡	135,717
525,000	8.00%, notes, due 8/1/13 (144A)	519,750
350,000	Chukchansi Development Authority, 8.00% senior notes, due 11/15/13 (144A)	350,000
800,000	Harvest Operations Corp., 7.875% senior notes, due 10/15/11	776,000

Shares or Principal Amount		Value
Special Purpose Entity - (continued)
$625,000	Interactive Health LLC, 7.75% senior notes, due 4/1/11 (144A)‡,§	$525,000
1,300,000	K&F Acquisition, Inc., 7.75% company guaranteed notes, due 11/15/14	1,300,000
430,000	Standard Aero Holdings, Inc., 8.25% company guaranteed notes, due 9/1/14	408,500
4,599,000	Targeted Return Index Securities, 7.651% secured notes, due 6/15/15 (144A)‡	4,656,488
1,450,000	Vanguard Health Holding Company I LLC 0%, senior discount notes, due 10/1/15	1,015,000
1,950,000	Vanguard Health Holding Company II LLC 9.00%, senior subordinated notes due 10/1/14	2,032,875
		12,571,426
Specified Purpose Acquisition Company - 0.3%
2,700,000	Marquee Holdings, Inc., 0% senior discount notes, due 8/15/14	1,626,750
Steel - Producers - 0.9%
1,400,000	International Steel Group, Inc., 6.50% senior notes, due 4/15/14	1,375,500
3,149,000	United States Steel Corp., 9.75% senior notes, due 5/15/10	3,432,410
		4,807,910
Telecommunication Equipment - 0.7%
1,660,000	Eschelon Operating Co., 8.375% company guaranteed notes, due 3/15/10	1,543,800
2,400,000	Lucent Technologies, Inc., 6.45% debentures, due 3/15/29	2,052,000
		3,595,800
Telecommunication Services - 2.4%
700,000	Cincinnati Bell Telephone Co., 6.30% company guaranteed notes, due 12/1/28	630,000
526,000	Dobson Communications Corp., 1.50% senior notes, due 10/1/25 (144A)	488,523
	Qwest Corp.:
2,950,000	7.875%, senior notes, due 9/1/11	3,090,125
5,250,000	8.875%, notes, due 3/15/12‡	5,761,875
1,350,000	Time Warner Telecom Holdings, Inc. 9.25%, company guaranteed notes due 2/15/14	1,350,000
700,000	Time Warner Telecom, Inc., 10.125% senior notes, due 2/1/11	710,500
475,000	US WEST Communications, Inc., 5.625% notes, due 11/15/08	470,250
		12,501,273
Telephone - Integrated - 2.6%
	AT&T Corp.:
850,000	6.00%, notes, due 3/15/09	866,830
402,000	7.30% senior notes, due 11/15/11	444,210
	Cincinnati Bell, Inc.:
350,000	7.25%, company guaranteed notes due 7/15/13	364,875
1,625,000	8.375%, senior subordinated notes due 1/15/14	1,580,312
	Hawaiian Telcom Communications, Inc.:
550,000	9.75%, senior notes, due 5/1/13 (144A)	547,250
1,400,000	12.50%, senior subordinated notes due 5/1/15 (144A)	1,368,500

See Notes to Schedules of Investments and Financial Statements.

30 Janus Bond & Money Market Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Telephone - Integrated - (continued)
$750,000	Level 3 Financing, Inc., 10.75% company guaranteed notes, due 10/15/11	$637,500
	MCI, Inc.:
900,000	6.908%, senior notes, due 5/1/07‡	909,000
700,000	7.688%, senior notes, due 5/1/09‡	725,375
695,000	Qwest Communications International, Inc. 7.50%, senior notes, due 2/15/14 (144A)	665,463
4,325,000	Qwest Services Corp., 13.50% secured notes, due 12/15/10	4,941,312
550,000	Time Warner Telecommunications LLC 9.75%, senior notes, due 7/15/08	558,250
		13,608,877
Television - 0.5%
1,050,000	Sinclair Broadcast Group, Inc., 8.00% company guaranteed notes, due 3/15/12	1,078,875
1,750,000	Videotron Ltee, 6.875% company guaranteed notes, due 1/15/14	1,767,500
		2,846,375
Theaters - 0.3%
1,700,000	Loews Cineplex Entertainment Corp. 9.00%, company guaranteed notes due 8/1/14	1,636,250
Transportation - Marine - 0.9%
1,395,000	General Maritime Corp., 10.00% senior notes, due 3/15/13	1,534,500
700,000	H-Lines Finance Holding Corp., 0% senior discount notes, due 4/1/13	575,750
1,000,000	Horizon Lines LLC, 9.00% company guaranteed notes, due 11/1/12	1,061,250
1,400,000	Ship Finance International, Ltd., 8.50% senior notes, due 12/15/13	1,335,250
		4,506,750
Wireless Equipment - 0.6%
	American Tower Corp.:
475,000	7.50%, senior notes, due 5/1/12	495,188
2,300,000	7.125%, senior notes, due 10/15/12	2,371,875
		2,867,063
Total Corporate Bonds (cost $486,673,863)		480,951,175
Preferred Stock - 1.2%
Automotive - Cars and Light Trucks - 0.2%
51,900	General Motors Corp., convertible, 6.25%	952,365
Containers - Metal and Glass - 0%
1,575	Owens-Illinois, Inc., convertible, 4.75%	55,519
Finance - Investment Bankers/Brokers - 0.5%
100,250	Lazard, Ltd., convertible, 6.625%#	2,555,372
Non-Hazardous Waste Disposal - 0.4%
7,190	Allied Waste Industries, Inc. convertible, 6.25%	1,797,428
REIT - Hotels - 0.1%
24,550	Strategic Hotel Capital, Inc., 8.50% (144A)	632,931
Total Preferred Stock (cost $6,113,169)		5,993,615
Warrants - 0.2%
Casino Services - 0.2%
166,722	Mikohn Gaming Corp. - expires 8/15/08ß,ºº (cost $167)	1,162,052

Shares or Principal Amount		Value
Other Securities - 0.1%
325,000	State Street Navigator Securities Lending Prime Portfolio† (cost $325,000)	$325,000
Repurchase Agreement - 5.5%
$28,900,000	Bear Stearns & Company, Inc., 4.1125% dated 10/31/05, maturing 11/1/05 to be repurchased at $28,903,301 collateralized by $39,128,288 in U.S. Government Agencies 0%, 10/1/35; with a value of $29,478,227 (cost $28,900,000)	28,900,000
Total Investments (total cost $522,012,199) – 98.9%		517,331,842
Cash, Receivables and Other Assets, net of Liabilities – 1.1%		5,851,209
Net Assets – 100%		$523,183,051

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$9,077,501	1.8%
Canada	20,589,163	4.0%
France	2,659,800	0.5%
Marshall Islands	1,534,500	0.3%
Netherlands	1,410,125	0.3%
Singapore	1,743,375	0.3%
United States††	480,317,378	92.8%
Total	$517,331,842	100.0%

††Includes Short-Term Securities and Other Securities (87.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 31

Janus Short-Term Bond Fund (unaudited)

Performance Overview

Janus Short-Term Bond Fund returned 0.65% for the 12-month period ended October 31, 2005, while its benchmark, the Lehman Brothers Government/Credit 1-3 Year Index, gained 0.80%.

Fixed-income markets were quite volatile the past year, as investors focused on the direction of interest rates in an atmosphere of elevated energy prices, unbalanced economic growth, heightened credit concerns and destruction caused by the fall hurricanes. Primarily, fluctuations in the economic data and dramatic changes in inflation expectations led to increased interest rate volatility.

A Few Words on Interest Rates and Credit Markets

The Federal Reserve (Fed) continued its measured pace of credit tightening, raising the Fed Funds rate by 25 basis point increments to 3.75% in September, up from the 1.00% level visited in June 2004. The Fed's ongoing tightening kept pressure on the short end of the Treasury yield curve with 2-year notes increasing in yield by 182 basis points and 5-year notes increasing by 112 basis points over the 12-month period. In light of the Federal Reserve raising rates, the front-end of the treasury yield curve flattened.

The credit markets were also very volatile. A sharp sell-off ensued in the spring, caused primarily by several high profile profit warnings, most important of which was a substantial shortfall from General Motors (GM). The day before GM's earnings pre-release corporate spreads hit near-term, historical, tight credit spreads. GM's pre-release led to a re-pricing of risk throughout the credit markets, putting significant pressure on credit spreads. Credit spreads showed renewed strength throughout the summer as the market gained comfort in the liquidity profiles of the "Big 3" auto producers (Daimler Chrylser, Ford Motors and General Motors), alleviating the overblown concerns of imminent bankruptcy. Toward the end of the period, renewed concerns around the financial strength within the automotive sector put pressure on credit spreads.

Over the last 3 years Corporate America has generally done an outstanding job of improving overall credit quality via cost cutting programs, head count reductions, a focus on maximizing their cash flow generation and ultimately reducing debt. The improving credit quality focus by management teams ultimately accrued to corporate bond holders, rewarding them for lending the company money. Janus Short-Term Bond Fund benefited from these activities through many of our corporate bond holdings. Over the last year we have seen a significant change in the focus of senior management teams, moving from a very bond holder-friendly focus to a more equity-friendly focus. There has been a significant increase in shareholder-friendly activity in the form of increased dividends and share buy-back programs. These activities are typically very favorable to the equity holders of the company at the expense of corporate bond holders of the company. At the same time there was a significant increase in leveraged buy out activity led by an increase in private equity activity. These types of leveraging activities by management teams can be very detrimental to corporate bond holders.

Strategy in This Environment

In light of the increased interest rate volatility and the event risk evident in the credit markets we positioned the Fund in a relatively conservative fashion. Our investment strategy, which we adopted earlier this year, is a direct result of the concerns expressed above. We dramatically reduced our corporate bond weighting, especially to non-investment grade securities, which at the end of the period accounted for less than 10% of Fund's assets. We significantly added to our U.S. Treasury holdings, including less-interest-rate-sensitive Treasury Inflation Protection Securities.

Fund Snapshot

This bond fund looks for investments that can provide a modest return while minimizing risk.

Gibson Smith

portfolio manager

Fund Profile

	October 31, 2005		October 31, 2004
Weighted Average Maturity	1.8	Yrs.	1.9	Yrs.
Average Modified Duration*	1.6	Yrs.	1.7	Yrs.
30-Day Current Yield** With Reimbursement	3.87%		2.10%
Without Reimbursement	3.73%		1.77%
Weighted Average Fixed Income Credit Rating	AAA		A
Number of Notes/Bonds	79		69

  *  A theoretical measure of price volatility

  **  Yield will fluctuate

32 Janus Bond & Money Market Funds October 31, 2005

(unaudited)

On an aggregate portfolio basis, we maintained a short duration positioning versus our benchmark in order to mitigate the effect of rising interest rates. Unfortunately, these moves to protect our investors from undue market volatility, led to the Fund slightly underperforming its benchmark.

Fund Composition

As of October 31, 2005, 67.3% of the Fund's net assets were invested in U.S. Treasury Notes. Investment-grade corporate bonds made up 23.8% of total net assets, while high-yield corporate issues and agency bonds accounted for 4.7% of the Fund's total net assets, respectively.

Detractors Included Select Treasuries, Automotive Loan and Retail Positions

Poor performers for the period included a few of our 5-year Treasury note holdings, which declined due to rising interest rates. In addition, our weighting in Treasury Inflation Protection Securities held back results.

Some of our corporate holdings worked against us as well. General Motors Acceptance Corporation, GM's financing arm, also suffered from rising interest rates, higher commodity prices and mounting healthcare obligations. As mentioned earlier, the auto giant shook the entire market by forecasting a loss of $2 billion for 2005. Our Ford credits also detracted from performance. Similar to GM, the company struggled with heavy cost burdens, intense international competition and changing consumer desires for more fuel-efficient vehicles.

Also lagging were our Wal-Mart bonds, generally effected by rising rates. The company faced increasing concerns over its vulnerability to higher energy prices, which could potentially lead to increased distribution costs and dampened sales.

Aiding Performance Were Energy-Related Holdings

Select short-term Treasury holdings contributed to Fund performance. These holdings, less sensitive to fluctuations in interest rates as compared to their longer-dated counterparts, contributed positively during the period.

On a positive note, we benefited from our investment in several energy utilities, which are capitalizing on healthy demand and a favorable pricing environment. One standout was Ohio utility FirstEnergy, an issuer that was awaiting a credit upgrade on the strength of its operating performance. The company continued to issue strong earnings guidance, aided in part by internal cost cutting, a favorable regulatory environment and hot summer temperatures, which fueled air-conditioning usage. Our TXU bonds have also benefited from rising energy prices. Despite some production disruptions during Hurricane Rita, the Texas-based power company continues to project solid earnings growth, supported by its cost-cutting and debt-reduction efforts.

Meanwhile, we continued to look for yield-to-call opportunities and other shorter-duration corporate bonds, which typically offer competitive near-term returns but less downside risk.

Investment Strategy and Outlook

Going forward, we will maintain our conservative positioning with a primary goal of preserving capital while we await more clarity on the interest rate and credit outlook. We continue to monitor the spread between the 2-year Treasury yield and the Federal Funds rate as the best indicator of future Federal Reserve policy. Given the restrictive economic impact of rising energy prices and the risks of a consumer spending slowdown this winter, we believe that the Fed may be nearing the end of its tightening campaign. Once we gain more confidence that the Fed is returning to the sidelines, we will look for opportunities to increase the overall duration of the Fund. We are also monitoring the credit markets for opportunities. Wider spreads will present the opportunity for us to increase our credit exposure in the Fund to more traditional weightings. With our focus on in-depth credit research, we look to take advantage of total return opportunities for our shareholders within the credit markets. We will continue to rely on our bottom-up fundamental credit analysis, seeking issuers with improving balance sheets and strong earnings potential with management teams focused on optimal capital structures.

Thank you for your continued investment in Janus Short-Term Bond Fund.

Significant Areas of Investment - (% of Net Assets)

Janus Bond & Money Market Funds October 31, 2005 33

Janus Short-Term Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Short-Term Bond Fund	0.65%	3.84%	4.92%	4.71%
Lehman Brothers Government/Credit 1-3 Year Index	0.80%	4.44%	5.16%	5.15%**
Lipper Ranking – based on total returns for Short Investment Grade Debt Funds	142/218	57/116	11/62	11/25

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – September 1, 1992

** The Lehman Brothers Government/Credit 1-3 Index's since inception returns are calculated from August 31, 1992

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,007.50	$3.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36

*Expenses are equal to the annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the Statement of Additional Information until at least March 1, 2007. Without such waivers, yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

34 Janus Bond & Money Market Funds October 31, 2005

Janus Short-Term Bond Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Corporate Bonds - 28.4%
Beverages - Non-Alcoholic - 1.0%
$2,000,000	Bottling Group LLC, 2.45% senior notes, due 10/16/06	$1,954,718
Building - Residential and Commercial - 0.6%
1,250,000	D.R. Horton, Inc., 7.50% company guaranteed notes, due 12/1/07	1,304,956
Cable Television - 0.7%
1,300,000	Lenfest Communications, Inc., 10.50% senior subordinated notes, due 6/15/06	1,338,674
Cellular Telecommunications - 0.4%
725,000	Rogers Wireless Communications, Inc. 6.535%, secured notes, due 12/15/10‡	750,375
Chemicals - Specialty - 0.3%
600,000	Lubrizol Corp., 4.625% senior notes, due 10/1/09	584,804
Computer Services - 0.2%
473,813	Sungard Data Systems, Inc. 6.28% bank loan, due 1/5/13‡	477,958
Diversified Financial Services - 4.0%
	General Electric Capital Corp.:
5,000,000	2.85%, notes, due 1/30/06	4,982,890
3,250,000	3.50%, notes, due 8/15/07	3,184,405
		8,167,295
Electric - Generation - 0.3%
	Allegheny Energy Supply Company LLC:
107,717	5.76%, bank loan, due 7/29/11‡	108,714
31,572	5.918%, bank loan, due 7/29/11‡	31,864
63,143	5.636%, bank loan, due 7/29/11‡	63,727
428,355	5.808%, bank loan, due 7/29/11‡	432,317
		636,622
Electric - Integrated - 4.3%
4,250,000	FirstEnergy Corp., 5.50% notes, due 11/15/06	4,274,624
1,250,000	Southern California Edison Co., 6.375% notes, due 1/15/06	1,254,341
950,000	TXU Corp., 6.375% senior notes, due 6/15/06	956,867
2,465,000	TXU Energy Company LLC, 4.36% senior notes, due 1/17/06‡	2,465,497
		8,951,329
Electronic Components - Semiconductors - 0.6%
1,125,000	Freescale Semiconductor, Inc., 6.34875% senior notes, due 7/15/09‡	1,150,313
Finance - Auto Loans - 1.8%
1,025,000	Ford Motor Credit Co., 6.625% notes, due 6/16/08	982,928
	General Motors Acceptance Corp.:
2,000,000	4.50%, notes, due 7/15/06	1,976,802
725,000	7.25%, notes, due 3/2/11	713,110
		3,672,840
Finance - Investment Bankers/Brokers - 3.9%
4,625,000	Citigroup, Inc., 3.50%, notes, due 2/1/08	4,495,824
1,350,000	Lehman Brothers Holdings, Inc., 4.50% notes, due 7/26/10	1,317,017

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - (continued)
$2,175,000	Morgan Stanley Co., 5.05% notes, due 1/21/11	$2,156,010
		7,968,851
Gas - Transportation - 0.5%
1,000,000	Williams Gas Pipelines Central, Inc., 7.375%, senior notes, due 11/15/06 (144A)	1,023,239
Investment Management and Advisory Services - 0.7%
1,420,000	Nuveen Investments, 5.00% senior notes, due 9/15/10	1,391,121
Multimedia - 0.1%
	PBI Media LLC:
2,836	6.41063%, bank loan, due 9/30/12‡	2,836
112,033	6.49313%, bank loan, due 9/30/12‡	112,033
57,435	10.24313%, bank loan, due 9/30/13‡	57,866
		172,735
Office Supplies and Forms - 0%
	Acco Brands Corp.:
18,750	5.63563%, bank loan, due 8/1/12‡	18,949
18,750	5.585%, bank loan, due 8/1/12‡	18,949
22,500	5.9175%, bank loan, due 8/1/12‡	22,740
		60,638
Oil Companies - Integrated - 1.0%
2,000,000	BP Capital Markets PLC, 2.75% company guaranteed notes, due 12/29/06	1,954,804
Oil Refining and Marketing - 0.2%
340,000	Enterprise Products Operating L.P. 4.625%, senior notes, due 10/15/09	329,790
Pipelines - 2.3%
1,610,000	Enterprise Products Operating L.P. 4.00%, senior notes, due 10/15/07	1,574,465
125,000	Magellan Midstream Holdings L.P. 5.785%, bank loan, due 6/30/12	126,641
1,500,000	Panhandle Eastern Pipe Line Co. Series B, 2.75% senior notes, due 3/15/07	1,457,126
1,420,000	Williams Companies, Inc., 0% notes, due 10/1/10 (144A)‡	1,427,100
		4,585,332
Racetracks - 0.1%
	Wembley, Inc.:
60,000	7.83%, bank loan, due 8/23/12‡	60,638
300	5.87%, bank loan, due 8/23/12‡	303
59,700	6.08%, bank loan, due 8/23/12‡	60,372
		121,313
Reinsurance - 1.5%
3,250,000	Berkshire Hathaway, Inc., 3.375% notes, due 10/15/08	3,121,245
Retail - Discount - 0.6%
1,150,000	Wal-Mart Stores, Inc., 4.125% notes, due 7/1/10	1,109,756
Retail - Regional Department Stores - 0.1%
	Neiman Marcus Group, Inc.
168,000	6.475%, bank loan, due 3/13/13‡	168,736

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 35

Janus Short-Term Bond Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount		Value
Retail - Restaurants - 0.1%
$124,688	Burger King Corp., 5.83%, bank loan due 6/20/12‡	$125,934
Savings/Loan/Thrifts - 1.4%
	Sovereign Bancorp, Inc.:
1,775,000	4.15%, senior notes, due 3/1/09 (144A)‡	1,774,644
1,070,000	4.80%, senior notes, due 9/1/10 (144A)	1,051,098
		2,825,742
Special Purpose Entity - 0.2%
365,000	Chukchansi Economic Development Authority, 0%, senior notes due 11/15/12 (144A)‡	365,000
Telecommunication Services - 0.4%
750,000	Verizon Global Funding Corp., 4.00% senior unsecured notes, due 1/15/08	735,596
Telephone - Integrated - 0.5%
1,100,000	Mountain States Telephone & Telegraph Co. 6.00%, debentures, due 8/1/07	1,100,000
Tools - Hand Held - 0.6%
1,200,000	Stanley Works, 3.50% notes, due 11/1/07	1,169,771
Total Corporate Bonds (cost $58,103,097)		57,319,487
U.S. Government Agencies - 3.9%
1,665,000	Federal Home Loan Bank System, 3.75% due 5/15/07	1,643,380
6,215,000	Freddie Mac, 3.625%, due 9/15/06	6,166,952
Total U.S. Government Agencies (cost $7,869,816)		7,810,332
U.S. Treasury Notes - 67.3%
	U.S. Treasury Notes:
1,715,000	2.75%, due 6/30/06#	1,697,783
7,465,000	2.75%, due 7/31/06#	7,381,019
15,945,000	2.375%, due 8/31/06#	15,692,750
9,655,000	2.50%, due 9/30/06#	9,495,094
5,530,000	2.50%, due 10/31/06#	5,430,416
12,790,000	3.50%, due 11/15/06#	12,679,085
6,415,000	2.875%, due 11/30/06#	6,313,765
2,910,000	3.00%, due 12/31/06	2,864,077
4,598,248	3.375%, due 1/15/07‡‡,#	4,717,876
2,150,000	3.125%, due 1/31/07#	2,116,993
1,675,000	2.25%, due 2/15/07#	1,630,442
3,125,000	3.375%, due 2/28/07#	3,084,106
5,300,000	3.75%, due 3/31/07#	5,253,212
9,510,000	3.625%, due 4/30/07#	9,404,125
2,540,000	3.125%, due 5/15/07#	2,492,672
1,610,000	3.875%, due 7/31/07#	1,596,352
13,150,000	2.75%, due 8/15/07#	12,782,208
185,000	4.00%, due 9/30/07#	183,685
5,230,000	3.00%, due 11/15/07#	5,090,668
7,201,778	3.625%, due 1/15/08‡‡,#	7,535,422
990,000	3.75%, due 5/15/08#	974,338
2,050,000	4.00%, due 6/15/09#	2,019,410
3,655,000	3.50%, due 8/15/09#	3,534,498
1,330,000	3.50%, due 2/15/10#	1,280,021
3,735,000	4.125%, due 8/15/10#	3,678,392
4,500,000	3.875%, due 9/15/10#	4,382,226
2,175,000	4.25%, due 10/15/10#	2,156,054
Total U.S. Treasury Notes/Bonds (cost $137,505,395)		135,466,689

Shares or Principal Amount		Value
Other Securities - 25.7%
$51,803,578	State Street Navigator Securities Lending Prime Portfolio† (cost $51,803,578)	$51,803,578
Total Investments (total cost $255,281,886) – 125.3%		252,400,086
Liabilities, net of Cash, Receivables and Other Assets – (25.3)%		(50,907,204)
Net Assets – 100%		$201,492,882

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$750,375	0.3%
United Kingdom	1,954,804	0.8%
United States††	249,694,907	98.9%
Total	$252,400,086	100.0%

††Includes Short-Term Securities and Other Securities (78.4% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

36 Janus Bond & Money Market Funds October 31, 2005

Janus Money Market Funds (unaudited)

Janus Money Market Fund Average Annual Total Return For the Periods Ended October 31, 2005	Portfolio Managers Sharon Pichler J. Eric Thorderson
Investor Shares
1 Year	2.41%
5 Year	1.99%
10 Year	3.60%
Since Inception (February 14, 1995)	3.73%
Institutional Shares
1 Year	2.84%
5 Year	2.42%
10 Year	4.05%
Since Inception (April 14, 1995)	4.15%
Service Shares
1 Year	2.58%
5 Year	2.16%
Since Inception (November 22, 1996)	3.61%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	3.37%
Without Reimbursement	3.27%
Institutional Shares:
With Reimbursement	3.79%
Without Reimbursement	3.62%
Service Shares:
With Reimbursement	3.54%
Without Reimbursement	3.37%
Janus Tax-Exempt Money Market Fund Average Annual Total Return For the Periods Ended October 31, 2005	Portfolio Manager Sharon Pichler
Investor Shares
1 Year	1.63%
5 Year	1.36%
10 Year	2.28%
Since Inception (February 14, 1995)	2.36%
Institutional Shares
1 Year	2.06%
5 Year	1.78%
10 Year	2.73%
Since Inception (April 14, 1995)	2.78%
Service Shares
1 Year	1.80%
5 Year	1.53%
Since Inception (November 22, 1996)	2.37%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	2.11%
Without Reimbursement	2.01%
Institutional Shares:
With Reimbursement	2.53%
Without Reimbursement	2.36%
Service Shares:
With Reimbursement	2.29%
Without Reimbursement	2.11%
Janus Government Money Market Fund Average Annual Total Return For the Periods Ended October 31, 2005	Portfolio Managers J. Eric Thorderson Jeanine Morroni
Investor Shares
1 Year	2.34%
5 Year	1.93%
10 Year	3.51%
Since Inception (February 14, 1995)	3.64%
Institutional Shares
1 Year	2.81%
5 Year	2.39%
10 Year	3.97%
Since Inception (April 14, 1995)	4.07%
Service Shares
1 Year	2.55%
5 Year	2.13%
Since Inception (November 22, 1996)	3.54%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	3.32%
Without Reimbursement	3.22%
Institutional Shares:
With Reimbursement	3.77%
Without Reimbursement	3.57%
Service Shares:
With Reimbursement	3.52%
Without Reimbursement	3.32%

Data presented represents past performance, which is no guarantee of future results. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

See "Explanations of Charts, Tables and Financial Statements."

Income may be subject to state or local taxes and to a limited extent certain federal tax.

The yield more closely reflects the current earnings of each Money Market Fund than the total return.

Total return includes reinvestment of dividends and capital gains.

Janus Capital Management LLC has contractually agreed to waive each Fund's total operating expenses to the level indicated in the Statement of Additional Information until at least March 1, 2006. Without such waivers, yields and total returns would have been lower.

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 37

Janus Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,014.50	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

*Expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Expense Example - Institutional Shares	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,016.60	$0.91
Hypothetical (5% return before expenses)	$1,000.00	$1,024.30	$0.92

*Expenses are equal to the annualized expense ratio of 0.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Expense Example - Service Shares	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,015.30	$2.18
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	$2.19

*Expenses are equal to the annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

38 Janus Bond & Money Market Funds October 31, 2005

Janus Government Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,014.20	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$3.11

*Expenses are equal to the annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Expense Example - Institutional Shares	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,016.50	$0.81
Hypothetical (5% return before expenses)	$1,000.00	$1,024.40	$0.82

*Expenses are equal to the annualized expense ratio of 0.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Expense Example - Service Shares	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,015.20	$2.08
Hypothetical (5% return before expenses)	$1,000.00	$1,023.14	$2.09

*Expenses are equal to the annualized expense ratio of 0.41%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Bond & Money Market Funds October 31, 2005 39

Janus Tax-Exempt Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,009.80	$3.14
Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$3.16

*Expenses are equal to the annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Expense Example - Institutional Shares	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,011.90	$1.01
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$1.02

*Expenses are equal to the annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Expense Example - Service Shares	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,007.40	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.35

*Expenses are equal to the annualized expense ratio of 0.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

40 Janus Bond & Money Market Funds October 31, 2005

Janus Money Market Fund

Schedule of Investments

As of October 31, 2005

Principal Amount		Value
Certificates of Deposit - 10.4%
	Calyon New York:
$30,000,000	4.00%, 7/19/06	$29,995,836
18,000,000	4.22%, 8/30/06	17,996,820
	Natexis Banques Populaires New York:
50,000,000	2.66%, 11/9/05	49,999,946
35,000,000	3.18%, 1/27/06	35,000,000
40,000,000	Norddeutsche Landesbank Girozentrale New York, 3.0275%, 12/30/05	40,000,000
	Norinchunkin Bank New York:
25,000,000	3.82%, 11/1/05	25,000,000
25,000,000	3.86%, 11/4/05	25,000,000
25,000,000	3.78%, 11/17/05	25,000,000
20,000,000	3.97%, 11/18/05	20,000,000
	Royal Bank of Canada New York:
50,000,000	4.06%, 7/25/06	50,000,000
25,000,000	4.175%, 9/22/06	25,001,083
50,000,000	Societe Generale, New York 3.80%, 6/14/06	50,000,000
30,000,000	Standard Chartered Bank, New York 3.71%, 4/5/06	30,000,000
50,000,000	Sumitomo Mitsui, New York 3.78%, 11/18/05	50,000,000
50,000,000	Toronto Dominion Bank, New York 3.75%, 5/11/06	50,000,000
Total Certificates of Deposit (cost $522,993,685)		522,993,685
Commercial Paper - 24.6%
	Aquinas Funding LLC:
20,540,000	3.68%, 11/2/05 (Section 4(2))	20,537,900
20,000,000	4.08%, 1/17/06 (Section 4(2))	19,825,467
39,240,000	Banco Bilbao, 3.725% 11/9/05 (Section 4(2))	39,207,546
	Bavaria TRR Corp.:
33,775,000	4.00%, 11/2/05 (Section 4(2))	33,771,247
30,000,000	3.83%, 11/3/05 (Section 4(2))	29,993,617
40,000,000	3.90%, 11/4/05 (Section 4(2))	39,987,000
25,000,000	3.88%, 11/7/05 (Section 4(2))	24,983,833
26,112,000	Bryant Park Funding LLC, 3.72% 11/15/05 (Section 4(2))	26,074,225
	BTM Capital Corp.:
25,000,000	3.94%, 12/5/05 (Section 4(2))	24,906,972
25,000,000	3.96%, 12/6/05 (Section 4(2))	24,903,750
	Check Point Charlie, Inc.:
15,250,000	3.66%, 11/1/05 (Section 4(2))	15,250,000
25,500,000	3.79%, 11/23/05 (Section 4(2))	25,440,939
55,000,000	3.90%, 12/6/05 (Section 4(2))	54,791,457
13,000,000	3.96%, 12/8/05 (Section 4(2))	12,947,090
15,000,000	3.94%, 11/15/05 (Section 4(2))	14,977,017
20,400,000	3.91%, 12/15/05 (Section 4(2))	20,302,511
	CIT Group, Inc.:
30,000,000	3.72%, 11/8/05	29,978,300
30,000,000	3.72%, 11/9/05	29,975,200
	Gotham Funding Corp.:
17,095,000	3.81%, 11/2/05 (Section 4(2))	17,093,191
35,000,000	3.72%, 11/10/05 (Section 4(2))	34,967,450
26,185,000	3.98%, 11/17/05 (Section 4(2))	26,138,682
	Harrier Finance Funding LLC:
19,500,000	3.73%, 11/17/05 (Section 4(2))	19,467,673
15,858,000	4.06%, 1/25/06 (Section 4(2))	15,705,983

Principal Amount		Value
	Manhattan Asset Funding Company LLC:
$19,179,000	3.72%, 11/2/05 (Section 4(2))	$19,177,018
20,000,000	3.84%, 11/3/05 (Section 4(2))	19,995,733
31,392,000	3.71%, 11/7/05 (Section 4(2))	31,372,274
35,334,000	3.77%, 11/14/05 (Section 4(2))	35,285,897
25,000,000	3.75%, 11/15/05 (Section 4(2))	24,963,542
14,900,000	3.99%, 12/13/05 (Section 4(2))	14,830,641
50,600,000	Medical Building Funding IV LLC 4.09%, 11/14/05	50,525,266
	PB Finance (Delaware), Inc.:
30,000,000	3.88%, 11/8/05	29,977,367
30,000,000	3.98%, 12/12/05	29,864,017
25,000,000	4.02%, 12/16/05	24,874,375
	Rhineland Funding Capital Corp.:
9,766,000	3.75%, 11/18/05 (Section 4(2))	9,748,706
15,000,000	4.05%, 11/22/05 (Section 4(2))	14,964,563
25,000,000	3.78%, 11/23/05 (Section 4(2))	24,942,250
42,600,000	3.79%, 11/28/05 (Section 4(2))	42,477,062
12,000,000	3.94%, 12/1/05 (Section 4(2))	11,960,600
26,000,000	3.93%, 12/6/05 (Section 4(2))	25,900,658
19,250,000	3.90%, 12/12/05 (Section 4(2))	19,164,498
50,000,000	Santander Central Hispano International 3.75%, 11/18/05	49,911,458
	Victory Receivables Corp.:
16,826,000	3.81%, 11/3/05 (Section 4(2))	16,822,439
50,000,000	3.85%, 11/7/05 (Section 4(2))	49,967,916
50,000,000	3.92%, 11/10/05 (Section 4(2))	49,951,000
	Whistlejacket Capital, Ltd.:
20,677,000	4.10%, 1/17/06 (Section 4(2))	20,495,674
17,080,000	4.06%, 1/27/06 (Section 4(2))	16,912,417
Total Commercial Paper (cost $1,235,312,421)		1,235,312,421
Floating Rate Notes - 27.9%
75,000,000	Ares VII CLO, Ltd., Class A-1A 3.79688%, 5/8/15 (144A)§	75,000,000
150,000,000	Bank of America Securities LLC (same day put), 4.14%, 11/1/05	150,000,000
100,000,000	Blue Heron Funding IV, Ltd., Series 4A Class A, 4.03%, 12/16/05 (144A)§	100,000,000
20,000,000	Dekabank, New York 4.1675%, 4/19/06 (144A)§	19,997,571
150,000,000	EMC Mortgage Corp. (same day put) 4.1825%, 5/8/06	150,000,000
130,000,000	HSH Nordbank A.G., New York 4.03125%, 6/23/15 (144A)	130,000,000
155,000,000	JP Morgan Securities, Inc., (seven day put) 4.1425%, 4/11/06	155,000,000
100,000,000	Lehman Brothers, Inc. (90 day put) 4.2425%, 3/6/06 ß	100,000,000
45,000,000	Lehman Brothers, Inc. (same day put) 4.2125%, 3/17/06	45,000,000
155,000,000	Merrill Lynch & Company, Inc. (seven day put), 4.2125%, 3/28/06	155,000,001
50,000,000	Natexis Banques Populaires, New York 3.95%, 10/16/06 (144A)§	49,989,188
42,909,884	Park Place Securities Trust 2004-MMI Class AM2, 4.0875%, 1/25/35 (144A)§	42,909,884
	Putnam Structured Product Funding:
20,500,000 60,250,000	3.99%, due 10/15/38 (144A) 3.99%, due 10/15/38 (144A)	20,500,000 60,250,000
150,000,000	Westdeutsche Landesbank A.G., New York 3.95%, 4/4/06 (144A)	150,000,000
Total Floating Rate Notes (cost $1,403,646,644)		1,403,646,644

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 41

Janus Money Market Fund

Schedule of Investments

As of October 31, 2005

Principal Amount		Value
Repurchase Agreements - 23.8%
$145,000,000	Cantor Fitzgerald & Co., 4.05% dated 10/31/05, maturing 11/1/05 to be repurchased at $145,016,313 collateralized by $276,909,618 in U.S. Government Agencies 0% - 7.50%, 12/15/12 - 5/15/35 with a value of $147,904,666	$145,000,000
150,000,000	Citigroup Global Markets, Inc., 4.2325% dated 10/31/05, maturing 11/1/05 to be repurchased at $150,017,635 collateralized by $182,101,257 in Credit Enhanced Mortgage Loans 0% - 8.62%, 5/31/30 - 9/28/35 with a value of $177,655,055	150,000,000
150,000,000	Credit Suisse First Boston LLC, 4.1625% dated 10/31/05, maturing 11/1/05 to be repurchased at $150,017,344 collateralized by $233,920,000 in Asset Backed Securities; 0.001% - 10.00%, 12/15/08 - 3/25/40; $12,632,215 in Collateralized Mortgage Obligations 0.00% - 7.25%, 5/1/11 - 11/25/35 $295,835,900 in Private Label Pass-Throughs 0.00% - 0.568%, 12/25/31 - 8/28/33; with respective values of $132,748,817, $11,975,799 and $12,776,772	150,000,000
150,000,000	Dresdner Kleinwort Wasserstein Securities LLC, 4.1325%; dated 10/31/05, maturing 11/1/05 to be repurchased at $150,017,219 collateralized by $157,415,000 in Medium-Term Notes 0.001% - 3.97%, 3/4/08 - 6/15/09 with a value of $157,504,720	150,000,000
150,500,000	Fortis Bank N.V., 4.06% dated 10/31/05, maturing 11/1/05 to be repurchased at $150,516,973 collateralized by $181,174,370 in U.S. Government Agencies 4.05% - 5.50%, 2/1/10 - 10/25/35 with a value of $153,510,000	150,500,000
150,000,000	Goldman Sachs & Co., 4.1325% dated 10/31/05, maturing 11/1/05 to be repurchased at $150,017,219 collateralized by $152,891,880 in Certificates of Deposit 0% - 3.835%, 11/21/05 - 7/5/06 with a value of $153,000,000	150,000,000
50,000,000	IXIS Financial Products, Inc., 4.1825% dated 10/31/05, maturing 11/1/05 to be repurchased at $50,005,809 collateralized by $50,000,000; in Asset Backed Securities; 4.37%, 10/15/08 $927,561 in Collateralized Mortgage Obligations 6.84%, 5/3/30; with respective values of $50,070,150 and $935,775	50,000,000
100,000,000	IXIS Financial Products, Inc., 4.1625% dated 10/31/05, maturing 11/1/05 to be repurchased at $100,011,563 collateralized by $101,569,401 in Collateralized Mortgage Obligations 4.034% - 6.84%, 5/3/30 - 6/12/36 with a value of $102,011,794	100,000,000

Principal Amount		Value
$150,000,000	Wachovia Capital Markets LLC, 4.13% dated 10/31/05, maturing 11/1/05 to be repurchased at $150,017,208 collateralized by $19,474,000 in Asset Backed Securities 5.125% - 6.81%, 10/25/34 - 12/23/35 $561,391,177 in Collateralized Mortgage Obligations; 0% - 5.606%, 6/15/13 - 5/15/44; with respective values of $19,588,978 and $135,892,772	$150,000,000
Total Repurchase Agreements (cost $1,195,500,000)		1,195,500,000
Short-Term Corporate Notes - 1.3%
43,000,000	CC USA, Inc. 2.79%, 11/22/05 (144A)	43,000,000
25,000,000	K2 (USA) LLC 4.645%, 10/30/06 (144A)	25,000,000
Total Short-Term Corporate Notes (cost $68,000,000)		68,000,000
Taxable Variable Rate Demand Notes - 9.9%
12,030,000	Arbor Properties, Inc., Series 2004 4.04%, 11/1/24	12,030,000
18,670,000	Breckenridge Terrace LLC 4.12%, 5/1/39	18,670,000
32,610,000	Cambridge-Plano Partners 4.07%, 10/1/28	32,610,000
20,150,000	Champions Gate Apartments 4.07%, 1/1/24	20,150,000
16,025,000	Colorado Natural Gas, Inc., Series 2004 4.07%, 7/1/32	16,025,000
33,800,000	Cook County, Illinois, Series A 4.09%, 11/1/23	33,800,000
	Cornerstone Funding Corp. I:
9,920,000	Series 2003C, 4.10%, 4/1/13	9,920,000
7,216,000	Series 2005A, 4.10%, 5/1/25	7,216,000
21,835,000	Series 2004C, 4.10%, 1/1/30	21,835,000
10,966,000	Series 2003E, 4.10%, 7/1/30	10,966,000
11,200,000	Series 2003B, 4.05%, 12/1/30	11,200,000
12,715,000	Custom Window Systems 4.16%, 11/1/26	12,715,000
2,400,000	First United Pentecostal 4.16%, 3/1/23	2,400,000
6,230,000	FJM Properties-Wilmar 4.07%, 10/1/24	6,230,000
10,195,000	Gary, Indiana Redevelopment District Economic Growth Revenue, Series A 4.12%, 1/8/06	10,195,000
16,130,000	HHH Supply and Investment Co. 3.95%, 7/1/29	16,130,000
17,075,000	Hillcrest Medical Plaza 4.07%, 9/1/23	17,075,000
14,046,000	Holston Medical Group 4.16%, 1/1/13	14,046,000
7,650,000	Istrouma Baptist Church, Inc., Series 2004 4.04%, 7/1/24	7,650,000
4,940,000	J&E Land Company 4.09%, 6/1/23	4,940,000
7,200,000	Lenexa, Kansas Industrial Revenue (Labone, Inc. Project), Series A 4.16%, 9/1/09	7,200,000
20,675,000	Louisiana Health Systems Corp. Revenue Series B, 4.06%, 10/1/22	20,675,000

See Notes to Schedules of Investments and Financial Statements.

42 Janus Bond & Money Market Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Principal Amount		Value
$10,285,000	Medical Clinic Board, Mobile, AL 4.07%, 9/1/11	$10,285,000
18,570,000	Mississippi Business Finance Corp. 4.07%, 10/1/18	18,570,000
3,870,000	Montgomery-Engelside, Alabama Medical Clinic Board Revenue, (Surgical Center) 4.04%, 3/1/24	3,870,000
31,100,000	Olympic Club, California Revenue Series 2002, 4.11%, 10/1/32	31,100,000
10,000,000	Patrick Schaumburg Automobiles, Inc. 4.05%, 7/1/08 (144A)§	10,000,000
14,150,000	Phoenix City Taxable Water & Sewer 4.04%, 8/15/29	14,150,000
10,500,000	Racetrac Capital LLC, Series 1998-A 4.06%, 4/1/18	10,500,000
25,000,000	Rehau, Inc. 4.44%, 10/1/19	25,000,000
5,790,000	Ron Investments, Ltd. 4.07%, 3/1/19	5,790,000
29,000,000	Shoosmith Brothers, Inc. 4.06%, 3/1/15	29,000,000
19,025,000	Timber Ridge County Affordable Housing Corporation, Series 2003, 4.17%, 12/1/32	19,025,000
4,495,000	Union City, Tennessee Industrial Development Board, (Cobank LLC Project), 4.11%, 1/1/25	4,495,000
Total Taxable Variable Rate Demand Notes (cost $495,463,000)		495,463,000
Time Deposit - 2.0%
100,000,000	Societe Generale, ETD 4.0625%, 11/1/05 (cost $100,000,000)	100,000,000
Total Investments (total cost $5,020,915,750) – 99.9%		5,020,915,750
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		4,948,281
Net Assets – 100%		$5,025,864,031

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 43

Janus Government Money Market Fund

Schedule of Investments

As of October 31, 2005

Principal Amount		Value
U.S Government Agency Notes – 13.0%
	Fannie Mae:
$5,000,000	2.852%, 11/10/05	$4,996,435
5,000,000	3.255%, 1/27/06	4,960,669
5,000,000	3.42%, 2/24/06	4,945,375
15,000,000	3.443%-3.58%, 4/28/06	14,739,786
5,000,000	3.71%, 6/30/06	4,875,818
	Freddie Mac:
10,000,000	2.64%-2.74%, 11/15/05	9,989,539
5,000,000	3.04%, 1/10/06	4,970,444
5,000,000	3.135%, 2/7/06	4,957,329
5,000,000	3.345%, 3/7/06	4,941,463
5,000,000	3.57%, 3/15/06	4,933,558
5,000,000	3.47%, 3/17/06	4,934,456
5,000,000	3.52%, 4/18/06	4,917,867
5,000,000	3.535%, 5/30/06	4,896,896
10,000,000	3.82%-3.98%, 7/25/06	9,711,833
5,000,000	4.045%, 8/15/06	4,838,762
5,000,000	3.908%, 8/22/06	4,840,423
5,000,000	4.14%, 9/19/06	4,814,850
5,000,000	4.263%, 10/17/06	4,792,771
Total U.S Government Agency Notes (cost $108,058,274)		108,058,274
U.S. Government Agency Floating Rate Notes – 15.7%
	Fannie Mae:
10,000,000	3.67813%, 12/9/05	9,999,243
10,000,000	3.9675%, 12/29/05	9,999,074
10,000,000	3.715%, 5/22/06	9,996,670
1,000,000	3.77%, 9/7/06	999,536
2,000,000	3.6512%, 9/7/06	2,398,494
13,500,000	3.795%, 9/21/06	13,492,249
5,000,000	3.79438, 12/22/06	4,996,631
	Federal Farm Credit Bank:
15,000,000	3.78%, 2/13/06	14,999,125
10,000,000	3.76%, 9/29/06	9,997,303
3,000,000	3.785%, 1/3/07	3,000,540
	Federal Home Loan Bank System:
6,000,000	3.885%, 3/28/06	5,998,497
2,000,000	3.75%, 6/1/06	1,999,223
10,000,000	3.75%, 6/2/06	9,996,209
10,000,000	3.73%, 6/13/06	9,995,740
10,000,000	3.59%, 8/2/06	9,995,420
	Freddie Mac:
5,400,000	3.84%, 12/27/06	5,396,698
7,188,963	4.09%, 1/15/42	7,188,963
Total U.S. Government Agency Floating Rate Notes (cost $130,449,615)		130,449,615

Principal Amount		Value
Repurchase Agreements - 71.2%
$50,000,000	Bear Stearns & Company, Inc., 4.1125% dated 10/31/05, maturing 11/1/05 to be repurchased at $50,005,712 collateralized by $67,696,000 in U.S. Government Agencies 0%, 10/1/35; with a value of $51,000,393	$50,000,000
150,000,000	Bear Stearns & Company, Inc., 4.1125% dated 10/31/05, maturing 11/1/05 to be repurchased at $150,017,135 collateralized by $633,555,519 in U.S. Government Agencies 0%, 2/1/32 - 3/1/34 with a value of $153,001,197	150,000,000
175,000,000	Credit Suisse First Boston LLC, 4.1125% dated 10/31/05, maturing 11/1/05 to be repurchased at $175,019,991 collateralized by $731,552,017 in U.S. Government Agencies 2.0425% - 12.788%, 1/25/18 - 11/25/35 with a value of $178,500,780	175,000,000
77,600,000	Fortis Bank N.V., 4.06% dated 10/31/05, maturing 11/1/05 to be repurchased at $77,608,752 collateralized by $93,416,153 in U.S. Government Agencies 4.05% - 5.50%, 2/1/10 - 10/25/35 with a value of $79,152,000	77,600,000
141,200,000	Lehman Brothers, Inc., 4.0725% dated 10/31/05, maturing 11/1/05 to be repurchased at $141,215,973 collateralized by $646,923,301 in U.S. Government Agencies 0%, 3/1/23 - 10/1/35 with a value of $144,024,898	141,200,000
Total Repurchase Agreements (cost $593,800,000)		593,800,000
Total Investments (total cost $832,307,889) – 99.9%		832,307,889
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		786,033
Net Assets – 100%		$833,093,922

See Notes to Schedules of Investments and Financial Statements.

44 Janus Bond & Money Market Funds October 31, 2005

Janus Tax-Exempt Money Market Fund

Schedule of Investments

As of October 31, 2005

Principal Amount		Value
Municipal Securities - 99.6%
Alaska - 0.6%
$500,000	North Slope Borough, Alaska, General Obligation Refunding Bonds, (MBIA Insured), Series A Variable Rate, 2.73%, 6/30/10	$500,000
Colorado - 39.3%
900,000	Arvada, Colorado Variable Rate, 2.75%, 11/1/20	900,000
1,560,000	Aurora, Colorado, Centretech Metropolitan District, Series A Variable Rate, 2.30% 12/1/28ß	1,560,000
3,000,000	Brighton Crossing Metropolitan District No.4, Variable Rate, 2.85%, 12/1/34	3,000,000
	Cherry Creek, Colorado, South Metropolitan District No. 1:
2,176,000	Series A Variable Rate, 2.35%, 12/15/21	2,176,000
1,000,000	Series B Variable Rate, 2.35%, 12/15/33	1,000,000
	Colorado Educational and Cultural Facilities Authority Revenue:
5,000,000	(California Baptist University Project) Variable Rate, 2.70%, 9/1/35	5,000,000
400,000	(Charter School-James Irwin) Variable Rate, 2.73%, 9/1/34	400,000
4,000,000	Ebert Metropolitan District Securitization Trust, Series 2004-S1 Variable Rate, 2.85%, 12/1/34	4,000,000
1,000,000	Four Mile Ranch Metropolitan District No. 1, Colorado Variable Rate, 2.80% 12/1/35	1,000,000
2,750,000	NBC Metropolitan District, Colorado Variable Rate, 2.80%, 12/1/30	2,750,000
4,000,000	Pinery West, Colorado, Metropolitan District No. 2 Variable Rate, 1.95% 11/1/32	4,000,000
2,000,000	Summit County, Colorado, School District RE-1, Tax Anticipation Notes 3.50%, 6/30/06	2,006,818
3,500,000	Tower Metropolitan District, (Refunding and Improvement Bond), Series 2001 Variable Rate, 4.00%, 12/1/30	3,508,397
3,215,000	Triview, Colorado, Metropolitan District Variable Rate, 2.10%, 11/21/23	3,215,000
		34,516,215
Illinois - 19.0%
4,400,000	Chicago, Illinois, Tax Increment, Series B Variable Rate, 2.77%, 12/1/14	4,400,000
	Illinois Development Finance Authority Revenue:
8,025,000	(Illinois Central College) Series A, Variable Rate, 2.95%, 6/1/33	8,025,000
3,000,000	(Shelby Memorial Hospital Association, Inc.) Series B-1, Variable Rate, 3.25%, 10/1/29	3,000,000
1,275,000	(St. Anthony's Health Center) Program E-1, Variable Rate, 3.25%, 10/1/29	1,275,000
		16,700,000

Principal Amount		Value
Indiana - 1.3%
$1,100,000	Logansport, Indiana, Economic Development Revenue, (Modine Manufacturing Co.) Variable Rate, 2.77% 1/1/08	$1,100,000
Iowa - 7.4%
5,250,000	Buffalo, Iowa, Pollution Control Revenue (LaFarge Corp.), Series B Variable Rate, 2.95%, 10/1/10	5,250,000
1,275,000	Iowa Finance Authority Small Business Development Revenue, (Terrace Center Association) Variable Rate, 2.85%, 3/1/22	1,275,000
		6,525,000
Kansas - 1.4%
1,200,000	Salina, Kansas, Revenue, (Salina Central Mall - Dillards) Variable Rate, 2.90%, 12/1/14	1,200,000
Minnesota - 3.1%
1,250,000	St. Paul, Minnesota, Housing and Redevelopment Authority Revenue (Goodwill/Easter Seals) Variable Rate, 2.85%, 8/1/25	1,250,000
1,500,000	Stillwater, Minnesota, Private School Facilities Revenue, (Catholic Finance Corporation Project) Variable Rate, 2.85%, 12/1/22	1,500,000
		2,750,000
Nebraska - 2.2%
1,900,000	Norfolk, Nebraska, Industrial Development Revenue, (Supervalu, Inc.) Variable Rate, 2.80%, 11/1/14	1,900,000
Nevada - 2.3%
2,000,000	Clark County, Nevada, Economic Development Revenue, (Lutheran Secondary School Association) Variable Rate, 2.90%, 2/1/30	2,000,000
New Mexico - 0.7%
645,000	Santa Fe, New Mexico (Tierra Contenta Corporation Project), Series 1998 Variable Rate, 2.80%, 11/1/08	645,000
Oklahoma - 0.9%
800,000	Oklahoma City, Oklahoma, Industrial and Cultural Facilities Trust Revenue (Oklahoma Christian College) Variable Rate, 2.87%, 7/1/15	800,000
Pennsylvania - 6.9%
1,000,000	Pennsylvania State Higher Education (Independent Colleges and Universities) Series G-3 Variable Rate, 1.95%, 11/1/20	1,000,000
3,145,000	Somerset County Hospital Authority Revenue, (Somerset County Hospital Project), Series A Variable Rate, 2.50%, 3/1/06	3,144,485
1,900,000	Washington County, Pennsylvania Hospital Authority Revenue Variable Rate, 2.80%, 7/1/31	1,900,000
		6,044,485

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 45

Janus Tax-Exempt Money Market Fund

Schedule of Investments

As of October 31, 2005

Principal Amount		Value
Puerto Rico - 6.4%
$5,644,000	JP Morgan Chase Bank N.A., as Enhancement Custodian, Commercial Paper Notes, 2.85%, 1/30/06 (144A)§	$5,644,000
Texas - 8.1%
4,675,000	Alamo Heights, Texas, Higher Education Facilities Corp. Revenue, (University of the Incarnate Word) Variable Rate, 2.80%, 4/1/19	4,675,000
2,400,000	State of Texas, (Tax and Revenue Anticipation Notes), 4.50%, 8/31/06	2,428,056
		7,103,056
Total Investments (total cost $87,427,756) – 99.6%		87,427,756
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		382,287
Net Assets – 100%		$87,810,043

See Notes to Schedules of Investments and Financial Statements.

46 Janus Bond & Money Market Funds October 31, 2005

Statements of Assets and Liabilities – Bond Funds

As of October 31, 2005 (all numbers in thousands except net asset value per share)	Janus Federal Tax-Exempt Fund	Janus Flexible Bond Fund(1)	Janus High-Yield Fund	Janus Short-Term Bond Fund
Assets:
Investments at cost(2)	$115,312	$1,142,514	$522,012	$255,282
Investments at value(2)	$113,893	$1,128,100	$517,332	$252,400
Cash	91	2,530	1,100	26
Receivables:
Investments sold	–	8,701	2,395	–
Fund shares sold	18	387	255	64
Dividends	–	–	42	–
Interest	1,247	9,456	10,152	1,687
Other assets	2	20	18	5
Forward currency contracts	–	92	–	–
Total Assets	115,251	1,149,286	531,294	254,182
Liabilities:
Payables:
Securities loaned (Note 1)	–	198,727	325	51,804
Investments purchased	3,086	12,059	5,966	365
Fund shares repurchased	52	2,345	1,093	323
Dividends and distributions	45	262	282	16
Advisory fees	67	413	272	88
Transfer agent fees and expenses	28	224	120	49
Non-interested Trustees' fees and expenses	–	1	–	1
Accrued expenses	29	84	53	43
Variation margin	–	3	–	–
Total Liabilities	3,307	214,118	8,111	52,689
Net Assets	$111,944	$935,168	$523,183	$201,493
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$115,490	$956,512	$554,373	$205,348
Undistributed net investment income/(loss)*	–	1,889	109	24
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(2,127)	(8,974)	(26,619)	(997)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	(1,419)	(14,259)	(4,680)	(2,882)
Total Net Assets	$111,944	$935,168	$523,183	$201,493
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,138	99,378	55,193	70,214
Net Asset Value Per Share	$6.94	$9.41	$9.48	$2.87

*See Note 4 in Notes to Financial Statements.

(1)  Formerly named Janus Flexible Income Fund.

(2)  Investments at cost and value include $194,770,016, $318,625, and $50,766,713 of securities loaned for Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund, respectively (Note 1).

See Notes to Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 47

Statements of Operations - Bond Funds

For the fiscal year ended October 31, 2005 (all numbers in thousands)	Janus Federal Tax-Exempt Fund	Janus Flexible Bond Fund(1)	Janus High-Yield Fund	Janus Short-Term Bond Fund
Investment Income:
Interest	$5,105	$48,703	$40,959	$7,869
Securities lending income	–	333	–	57
Dividends	–	582	325	–
Total Income	5,105	49,618	41,284	7,926
Expenses:
Advisory fees	605	5,279	3,319	1,495
Transfer agent fees and expenses	295	2,365	1,262	598
Registration fees	18	18	24	20
Postage and mailing expenses	7	83	52	15
Custodian fees	3	33	14	9
Professional fees	20	35	27	20
Non-interested Trustees' fees and expenses	10	31	20	14
Printing expenses	12	125	64	36
System fees	55	24	24	24
Other expenses	28	63	38	31
Non-recurring Costs (Note 2)	–	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–	–
Total Expenses	1,053	8,056	4,844	2,262
Expense and Fee Offset	(10)	(78)	(43)	(23)
Net Expenses	1,043	7,978	4,801	2,239
Less: Excess Expense Reimbursement	(377)	–	–	(744)
Net Expenses after Expense Reimbursement	666	7,978	4,801	1,495
Net Investment Income/(Loss)	4,439	41,640	36,483	6,431
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	2,287	1,230	8,754	(579)
Net realized gain/(loss) from foreign currency transactions	–	557	–	–
Net realized gain/(loss) from futures contracts	–	498	–	(113)
Change in net unrealized appreciation or depreciation of investments and foreign currency	(5,372)	(37,345)	(30,791)	(4,278)
Payment from affiliate (Note 2)	–	3	–	3
Net Gain/(Loss) on Investments	(3,085)	(35,057)	(22,037)	(4,967)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,354	$6,583	$14,446	$1,464

(1)  Formerly named Janus Flexible Income Fund.

See Notes to Financial Statements.

48 Janus Bond & Money Market Funds October 31, 2005

Statements of Changes in Net Assets - Bond Funds

For the fiscal year ended October 31	Janus Federal Tax-Exempt Fund		Janus Flexible Bond Fund(1)		Janus High-Yield Fund		Janus Short-Term Bond Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$4,439	$5,005	$41,640	$55,026	$36,483	$40,560	$6,431	$7,896
Net realized gain/(loss) from investment and foreign currency transactions	2,287	787	1,787	47,022	8,754	25,920	(579)	865
Net realized gain/(loss) from futures contracts	–	–	498	(10,997)	–	(369)	(113)	(313)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(5,372)	336	(37,345)	(28,570)	(30,791)	(6,326)	(4,278)	34
Payment from affiliate (Note 2)	–	–	3	–	–	–	3	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,354	6,128	6,583	62,481	14,446	59,785	1,464	8,482
Dividends and Distributions to Shareholders:
Net investment income*	(4,439)	(5,005)	(44,124)	(59,947)	(36,483)	(40,560)	(6,425)	(7,896)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–	(744)	(4,274)
Net Increase/(Decrease) from Dividends and Distributions	(4,439)	(5,005)	(44,124)	(59,947)	(36,483)	(40,560)	(7,169)	(12,170)
Capital Share Transactions:
Shares sold	14,125	17,742	113,495	171,179	167,717	161,386	39,948	81,866
Redemption fees	N/A	N/A	N/A	N/A	110	99	N/A	N/A
Reinvested dividends and distributions	3,858	4,376	40,301	54,849	32,817	35,959	6,871	11,697
Shares repurchased	(35,221)	(74,643)	(341,008)	(602,581)	(213,260)	(426,866)	(110,382)	(185,151)
Net Increase/(Decrease) from Capital Share Transactions	(17,238)	(52,525)	(187,212)	(376,553)	(12,616)	(229,422)	(63,563)	(91,588)
Net Increase/(Decrease) in Net Assets	(20,323)	(51,402)	(224,753)	(374,019)	(34,653)	(210,197)	(69,268)	(95,276)
Net Assets:
Beginning of Period	132,267	183,669	1,159,921	1,533,940	557,836	768,033	270,761	366,037
End of Period	$111,944	$132,267	$935,168	$1,159,921	$523,183	$557,836	$201,493	$270,761
Undistributed Net Investment Income/(Loss)*	$–	$–	$1,889	$2,726	$109	$15	$24	$15

*See Note 4 in Notes to Financial Statements.

(1)  Formerly named Janus Flexible Income Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 49

Financial Highlights - Bond Funds

	Janus Federal Tax-Exempt Fund
For a share outstanding during each fiscal year ended October 31	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$7.12		$7.07		$7.05		$7.01		$6.74
Income from Investment Operations:
Net investment income/(loss)	.26		.23		.26		.27		.31
Net gain/(loss) on securities (both realized and unrealized)	(.18)		.05		.02		.04		.27
Total from Investment Operations	.08		.28		.28		.31		.58
Less Distributions and Other:
Dividends (from net investment income)*	(.26)		(.23)		(.26)		(.27)		(.31)
Distributions (from capital gains)*	–		–		–		–		–
Payment from affiliate	–	(1)	–		–		–		–
Total Distributions and Other	(.26)		(.23)		(.26)		(.27)		(.31)
Net Asset Value, End of Period	$6.94		$7.12		$7.07		$7.05		$7.01
Total Return	1.12	%(2)	4.07%		3.97%		4.56%		8.80%
Net Assets, End of Period (in thousands)	$111,944		$132,267		$183,669		$230,077		$128,951
Average Net Assets for the Period (in thousands)	$121,027		$151,433		$228,760		$148,070		$105,066
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.56	%(5)	0.62	%(5)	0.65	%(5)	0.66	%(5)	0.68	%(5)
Ratio of Net Expenses to Average Net Assets(3)	0.55%		0.62%		0.65%		0.65%		0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.67%		3.30%		3.58%		3.83%		4.50%
Portfolio Turnover Rate	149%		52%		39%		58%		60%
	Janus Flexible Bond Fund(6)
For a share outstanding during each fiscal year ended October 31	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$9.76		$9.74		$9.51		$9.49		$8.99
Income from Investment Operations:
Net investment income/(loss)	.40		.46		.46		.49		.58
Net gain/(loss) on securities (both realized and unrealized)	(.34)		.01		.21		.02		.50
Total from Investment Operations	.06		.47		.67		.51		1.08
Less Distributions and Other:
Dividends (from net investment income)*	(.41)		(.45)		(.44)		(.49)		(.58)
Distributions (from capital gains)*	–		–		–		–		–
Payment from affiliate	–	(1)	–	(1)	–		–		–
Total Distributions and Other	(.41)		(.45)		(.44)		(.49)		(.58)
Net Asset Value, End of Period	$9.41		$9.76		$9.74		$9.51		$9.49
Total Return	0.60	%(2)	4.97	%(2)	7.12%		5.63%		12.41%
Net Assets, End of Period (in thousands)	$935,168		$1,159,921		$1,533,940		$1,585,108		$1,326,110
Average Net Assets for the Period (in thousands)	$1,037,336		$1,288,903		$1,731,995		$1,347,054		$1,147,222
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.78%		0.85%		0.83%		0.81%		0.79%
Ratio of Net Expenses to Average Net Assets(3)	0.77%		0.85%		0.83%		0.81%		0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.01%		4.27%		4.47%		5.24%		6.33%
Portfolio Turnover Rate	174	%(7)	149%		163%		243%		284%

*See Note 4 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services Capital LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  The ratio was 0.87% in 2005, 0.99% in 2004, 0.90% in 2003, 0.92% in 2002 and 1.05% in 2001 before waiver of certain fees incurred by the Fund.

(6)  Formerly named Janus Flexible Income Fund.

(7)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 180%.

See Notes to Financial Statements.

50 Janus Bond & Money Market Funds October 31, 2005

	Janus High-Yield Fund
For a share outstanding during each fiscal year ended October 31	2005		2004		2003		2002		2001(1)
Net Asset Value, Beginning of Period	$9.86		$9.55		$8.82		$9.28		$9.84
Income from Investment Operations:
Net investment income/(loss)	.65		.67		.64		.65		.78
Net gain/(loss) on securities (both realized and unrealized)	(.38)		.31		.72		(.46)		(.57)
Total from Investment Operations	.27		.98		1.36		.19		.21
Less Distributions and Other:
Dividends (from net investment income)*	(.65)		(.67)		(.64)		(.65)		(.78	)(2)
Distributions (from capital gains)*	–		–		–		–		–
Redemption fees	–	(3)	–	(3)	.01		–	(3)	.01
Payment from affiliate	–	(4)	–		–		–		–
Total Distributions and Other	(.65)		(.67)		(.63)		(.65)		(.77)
Net Asset Value, End of Period	$9.48		$9.86		$9.55		$8.82		$9.28
Total Return	2.76	%(5)	10.62%		16.00%		1.97%		2.23%
Net Assets, End of Period (in thousands)	$523,183		$557,836		$768,033		$573,388		$409,366
Average Net Assets for the Period (in thousands)	$548,993		$582,992		$842,175		$490,524		$382,153
Ratio of Gross Expenses to Average Net Assets(6)(7)	0.88%		0.96%		0.95%		0.96%		1.03%
Ratio of Net Expenses to Average Net Assets(6)	0.87%		0.96%		0.95%		0.96%		0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets	6.65%		6.96%		6.90%		7.02%		8.04%
Portfolio Turnover Rate	102%		133%		203%		161%		358%
	Janus Short-Term Bond Fund
For a share outstanding during each fiscal year ended October 31	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$2.94		$2.97		$2.93		$2.97		$2.86
Income from Investment Operations:
Net investment income/(loss)	.08		.08		.08		.10		.14
Net gain/(loss) on securities (both realized and unrealized)	(.06)		.01		.04		(.04)		.11
Total from Investment Operations	.02		.09		.12		.06		.25
Less Distributions and Other:
Dividends (from net investment income)*	(.08)		(.08)		(.08)		(.10	)(2)	(.14)
Distributions (from capital gains)*	(.01)		(.04)		–		–		–
Payment from affiliate	–	(4)	–		–		–		–
Total Distributions and Other	(.09)		(.12)		(.08)		(.10)		(.14)
Net Asset Value, End of Period	$2.87		$2.94		$2.97		$2.93		$2.97
Total Return	0.65	%(5)	2.94%		4.12%		2.22%		9.50%
Net Assets, End of Period (in thousands)	$201,493		$270,761		$366,037		$492,557		$523,600
Average Net Assets for the Period (in thousands)	$233,536		$299,461		$456,695		$499,807		$284,977
Ratio of Gross Expenses to Average Net Assets(6)(7)	0.65	%(8)	0.65	%(8)	0.65	%(8)	0.65	%(8)	0.66	%(8)
Ratio of Net Expenses to Average Net Assets(6)	0.64%		0.65%		0.65%		0.65%		0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.75%		2.64%		2.68%		3.55%		4.70%
Portfolio Turnover Rate	97%		110%		238%		164%		201%

*See Note 4 in Notes to Financial Statements.

(1)  Certain prior year amounts have been reclassified to conform with current year presentation.

(2)  Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

(3)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(5)  During the year ended October 31, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(6)  See "Explanations of Charts, Tables and Financial Statements."

(7)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(8)  The ratio was 0.97% in 2005, 1.00% in 2004, 0.91% in 2003, 0.88% in 2002 and 0.98% in 2001 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 51

Statements of Assets and Liabilities - Money Market Funds

As of October 31, 2005 (all numbers in thousands except net asset value per share)	Janus Money Market Fund	Janus Government Money Market Fund	Janus Tax-Exempt Money Market Fund
Assets:
Investments at amortized cost	$3,825,416	$238,508	$87,428
Repurchase agreements	1,195,500	593,800	–
Cash	384	96	63
Receivables:
Fund shares sold	3,053	1,884	148
Interest	13,246	711	429
Total Assets	5,037,599	834,999	88,068
Liabilities:
Payables:
Fund shares repurchased	3,599	456	203
Dividends and distributions	6,840	1,229	2
Advisory fees	428	74	9
Administrative services fees – Investor Shares	582	79	1
Administrative services fees – Institutional Shares	248	24	37
Administrative services fees – Service Shares	2	5	–
Service fees – Service Shares	6	28	–
Professional fees	16	8	6
Non-interested Trustees' fees and expenses	14	2	–
Total Liabilities	11,735	1,905	258
Net Assets	$5,025,864	$833,094	$87,810
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$5,025,864	$833,094	$87,822
Undistributed net realized gain/(loss) from investments*	–	–	(12)
Total Net Assets	$5,025,864	$833,094	$87,810
Net Assets – Investor Shares	$1,360,997	$186,361	$85,799
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,360,996	186,361	85,808
Net Asset Value Per Share	$1.00	$1.00	$1.00
Net Assets – Institutional Shares	$3,638,018	$517,650	$2,001
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,638,018	517,650	2,004
Net Asset Value Per Share	$1.00	$1.00	$1.00
Net Assets – Service Shares	$26,849	$129,083	$10
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,849	129,083	10
Net Asset Value Per Share	$1.00	$1.00	$1.00

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

52 Janus Bond & Money Market Funds October 31, 2005

Statements of Operations - Money Market Funds

For the fiscal year ended October 31, 2005 (all numbers in thousands)	Janus Money Market Fund	Janus Government Money Market Fund	Janus Tax-Exempt Money Market Fund
Investment Income:
Interest	$185,897	$25,427	$3,081
Total Income	185,897	25,427	3,081
Expenses:
Advisory fees	13,001	1,756	279
Professional fees	32	20	22
Non-interested Trustees' fees and expenses	149	29	11
Administrative services fees – Investor Shares	7,248	991	481
Administrative services fees – Institutional Shares	7,543	809	65
Administrative services fees – Service Shares	34	210	–
Service fees – Service Shares	57	350	–
Non-recurring costs (Note 2)	2	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	(2)	–	–
Total Expenses	28,064	4,165	858
Less: Excess Expense Reimbursement	(10,037)	(1,557)	(170)
Net Expenses after Expense Reimbursement	18,027	2,608	688
Net Investment Income/(Loss)	167,870	22,819	2,393
Net Realized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	4	2	(12)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$167,874	$22,821	$2,381

See Notes to Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 53

Statements of Changes in Net Assets - Money Market Funds

For the fiscal year ended October 31	Janus Money Market Fund		Janus Government Money Market Fund		Janus Tax-Exempt Money Market Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$167,870	$100,976	$22,819	$9,943	$2,393	$1,338
Net realized gain/(loss) from investment transactions	4	99	2	18	(12)	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	167,874	101,075	22,821	9,961	2,381	1,339
Dividends and Distributions to Shareholders:
Net investment income*
Investor Shares	(34,195)	(13,202)	(4,541)	(1,681)	(1,541)	(710)
Institutional Shares	(133,086)	(87,452)	(14,793)	(6,830)	(850)	(627)
Service Shares	(589)	(322)	(3,485)	(1,432)	(2)	(1)
Net realized gain from investment transactions*
Investor Shares	(1)	(21)	(1)	(5)	–	(1)
Institutional Shares	(3)	(78)	(1)	(10)	–	–
Service Shares	–	–	–	(3)	–	–
Net Decrease from Dividends and Distributions	(167,874)	(101,075)	(22,821)	(9,961)	(2,393)	(1,339)
Capital Share Transactions:
Shares sold
Investor Shares	816,551	1,005,643	72,199	100,649	47,929	81,886
Institutional Shares	31,608,314	69,784,930	5,039,102	6,648,178	61,356	83,996
Service Shares	67,543	468,014	725,906	746,697	10	307
Reinvested dividends and distributions
Investor Shares	33,426	12,892	4,447	1,637	1,503	688
Institutional Shares	55,423	45,418	4,379	2,474	820	612
Service Shares	260	165	1,037	290	3	1
Shares repurchased
Investor Shares	(1,077,784)	(1,626,899)	(114,369)	(191,893)	(71,010)	(115,276)
Institutional Shares	(36,149,295)	(70,847,939)	(4,910,599)	(7,041,709)	(109,557)	(108,262)
Service Shares	(66,684)	(502,774)	(740,717)	(795,044)	(401)	–
Net Increase/(Decrease) from Capital Share Transactions	(4,712,246)	(1,660,550)	81,385	(528,721)	(69,347)	(56,048)
Net Increase/(Decrease) in Net Assets	(4,712,246)	(1,660,550)	81,385	(528,721)	(69,359)	(56,048)
Net Assets:
Beginning of period	9,738,110	11,398,660	751,709	1,280,430	157,169	213,217
End of period	$5,025,864	$9,738,110	$833,094	$751,709	$87,810	$157,169

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

54 Janus Bond & Money Market Funds October 31, 2005

Financial Highlights - Money Market Funds

For a share outstanding during each fiscal year ended October 31	Janus Money Market Fund
Investor Shares	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.01		.01		.02		.04
Net gains/(losses) on securities	–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total from Investment Operations	.02		.01		.01		.02		.04
Less Distributions:
Dividends (from net investment income)*	(.02)		(.01)		(.01)		(.02)		(.04)
Distributions (from capital gains)*	–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total Distributions	(.02)		(.01)		(.01)		(.02)		(.04)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	2.41%		0.75%		0.79%		1.53%		4.52%
Net Assets, End of Period (in thousands)	$1,360,997		$1,588,804		$2,197,167		$3,041,637		$3,614,097
Average Net Assets for the Period (in thousands)	$1,449,569		$1,790,472		$2,658,402		$3,180,307		$3,629,621
Ratio of Expenses to Average Net Assets(2)(3)	0.60	%(4)	0.60	%(4)	0.60	%(4)	0.60	%(4)	0.60	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.36%		0.74%		0.80%		1.53%		4.43%
For a share outstanding during each fiscal year ended October 31	Janus Government Money Market Fund
Investor Shares	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.01		.01		.01		.04
Net gains/(losses) on securities	–	(1)	–	(1)	–		–	(1)	–	(1)
Total from Investment Operations	.02		.01		.01		.01		.04
Less Distributions:
Dividends (from net investment income)*	(.02)		(.01)		(.01)		(.01)		(.04)
Distributions (from capital gains)*	–	(1)	–	(1)	–		–	(1)	–	(1)
Total Distributions	(.02)		(.01)		(.01)		(.01)		(.04)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	2.34%		0.68%		0.72%		1.49%		4.47%
Net Assets, End of Period (in thousands)	$186,361		$224,084		$313,691		$447,313		$471,335
Average Net Assets for the Period (in thousands)	$198,231		$253,183		$388,077		$431,132		$402,844
Ratio of Expenses to Average Net Assets(2)(3)	0.61	%(5)	0.60	%(5)	0.60	%(5)	0.60	%(5)	0.60	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.29%		0.66%		0.73%		1.48%		4.25%

*See Note 4 in Notes to Financial Statements.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  The ratio was 0.70% in 2005, 0.70% in 2004, 0.70% in 2003, 0.70% in 2002 and 0.70% in 2001 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.71% in 2005, 0.70% in 2004, 0.70% in 2003, 0.70% in 2002 and 0.70% in 2001 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 55

Financial Highlights - Money Market Funds (continued)

For a share outstanding during each fiscal year ended October 31	Janus Tax-Exempt Money Market Fund
Investor Shares	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.01		.01		.01		.03
Net gains/(losses) on securities	–	(1)	–	(1)	–	(1)	–		–
Total from Investment Operations	.02		.01		.01		.01		.03
Less Distributions:
Dividends (from net investment income)*	(.02)		(.01)		(.01)		(.01)		(.03)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–		–
Total Distributions	(.02)		(.01)		(.01)		(.01)		(.03)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	1.63%		0.59%		0.64%		1.09%		2.84%
Net Assets, End of Period (in thousands)	$85,799		$107,386		$140,087		$187,272		$205,510
Average Net Assets for the Period (in thousands)	$96,230		$120,544		$173,152		$192,498		$190,597
Ratio of Expenses to Average Net Assets(2)(3)	0.62	%(4)	0.61	%(4)	0.60	%(4)	0.60	%(4)	0.61	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.60%		0.59%		0.65%		1.08%		2.79%
For a share outstanding during each fiscal year ended October 31	Janus Money Market Fund
Institutional Shares	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.03		.01		.01		.02		.05
Net gains/(losses) on securities	–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total from Investment Operations	.03		.01		.01		.02		.05
Less Distributions:
Dividends (from net investment income)*	(.03)		(.01)		(.01)		(.02)		(.05)
Distributions (from capital gains)*	–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total Distributions	(.03)		(.01)		(.01)		(.02)		(.05)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	2.84%		1.17%		1.22%		1.96%		4.96%
Net Assets, End of Period (in thousands)	$3,638,018		$8,123,575		$9,141,167		$10,541,200		$13,268,612
Average Net Assets for the Period (in thousands)	$5,028,377		$7,453,480		$10,403,767		$12,632,647		$10,427,053
Ratio of Expenses to Average Net Assets(2)(3)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.65%		1.17%		1.21%		1.95%		4.70%

*See Note 4 in Notes to Financial Statements.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  The ratio was 0.72% in 2005, 0.71% in 2004, 0.70% in 2003, 0.70% in 2002 and 0.71% in 2001 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.35% in 2005, 0.35% in 2004, 0.35% in 2003, 0.35% in 2002 and 0.35% in 2001 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

56 Janus Bond & Money Market Funds October 31, 2005

For a share outstanding during each fiscal year ended October 31	Janus Government Money Market Fund
Institutional Shares	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.03		.01		.01		.02		.05
Net gains/(losses) on securities	–	(1)	–	(1)	–		–	(1)	–	(1)
Total from Investment Operations	.03		.01		.01		.02		.05
Less Distributions:
Dividends (from net investment income)*	(.03)		(.01)		(.01)		(.02)		(.05)
Distributions (from capital gains)*	–	(1)	–	(1)	–		–	(1)	–	(1)
Total Distributions	(.03)		(.01)		(.01)		(.02)		(.05)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	2.81%		1.13%		1.18%		1.95%		4.93%
Net Assets, End of Period (in thousands)	$517,650		$384,769		$775,826		$1,274,650		$933,973
Average Net Assets for the Period (in thousands)	$539,553		$610,052		$1,136,909		$1,250,675		$751,585
Ratio of Expenses to Average Net Assets(2)(3)	0.16	%(4)	0.15	%(4)	0.15	%(4)	0.15	%(4)	0.15	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.74%		1.12%		1.17%		1.90%		4.72%
For a share outstanding during each fiscal year ended October 31	Janus Tax-Exempt Money Market Fund
Institutional Shares	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.01		.01		.02		.03
Net gains/(losses) on securities	–	(1)	–	(1)	–	(1)	–		–
Total from Investment Operations	.02		.01		.01		.02		.03
Less Distributions:
Dividends (from net investment income)*	(.02)		(.01)		(.01)		(.02)		(.03)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–		–
Total Distributions	(.02)		(.01)		(.01)		(.02)		(.03)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	2.06%		1.01%		1.07%		1.51%		3.27%
Net Assets, End of Period (in thousands)	$2,001		$49,385		$73,039		$105,009		$136,557
Average Net Assets for the Period (in thousands)	$43,135		$61,801		$101,230		$109,354		$61,859
Ratio of Expenses to Average Net Assets(2)(3)	0.20	%(5)	0.19	%(5)	0.18	%(5)	0.18	%(5)	0.19	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.97%		1.01%		1.07%		1.51%		3.10%

*See Note 4 in Notes to Financial Statements.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  The ratio was 0.36% in 2005, 0.35% in 2004, 0.35% in 2003, 0.35% in 2002 and 0.35% in 2001 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.37% in 2005, 0.36% in 2004, 0.35% in 2003, 0.35% in 2002 and 0.36% in 2001 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 57

Financial Highlights - Money Market Funds (continued)

For a share outstanding during each fiscal year ended October 31	Janus Money Market Fund
Service Shares	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.03		.01		.01		.02		.05
Net gains/(losses) on securities	–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total from Investment Operations	.03		.01		.01		.02		.05
Less Distributions:
Dividends (from net investment income)*	(.03)		(.01)		(.01)		(.02)		(.05)
Distributions (from capital gains)*	–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total Distributions	(.03)		(.01)		(.01)		(.02)		(.05)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	2.58%		0.92%		0.96%		1.70%		4.70%
Net Assets, End of Period (in thousands)	$26,849		$25,731		$60,326		$98,643		$74,515
Average Net Assets for the Period (in thousands)	$22,738		$36,421		$68,106		$80,774		$99,861
Ratio of Expenses to Average Net Assets(2)(3)	0.43	%(4)	0.43	%(4)	0.43	%(4)	0.43	%(4)	0.43	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.59%		0.88%		0.95%		1.71%		4.62%
For a share outstanding during each fiscal year ended October 31	Janus Government Money Market Fund
Service Shares	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.03		.01		.01		.02		.05
Net gains/(losses) on securities	–	(1)	–	(1)	–		–	(1)	–	(1)
Total from Investment Operations	.03		.01		.01		.02		.05
Less Distributions:
Dividends (from net investment income)*	(.03)		(.01)		(.01)		(.02)		(.05)
Distributions (from capital gains)*	–	(1)	–	(1)	–		–	(1)	–	(1)
Total Distributions	(.03)		(.01)		(.01)		(.02)		(.05)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	2.55%		0.88%		0.92%		1.69%		4.67%
Net Assets, End of Period (in thousands)	$129,083		$142,856		$190,913		$173,292		$85,589
Average Net Assets for the Period (in thousands)	$140,016		$164,773		$189,811		$118,192		$103,932
Ratio of Expenses to Average Net Assets(2)(3)	0.41	%(5)	0.40	%(5)	0.40	%(5)	0.40	%(5)	0.40	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.49%		0.87%		0.91%		1.64%		4.57%

*See Note 4 in Notes to Financial Statements.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  The ratio was 0.60% in 2005, 0.60% in 2004, 0.60% in 2003, 0.60% in 2002 and 0.60% in 2001 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.61% in 2005, 0.60% in 2004, 0.60% in 2003, 0.60% in 2002 and 0.60% in 2001 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

58 Janus Bond & Money Market Funds October 31, 2005

For a share outstanding during each fiscal year ended October 31	Janus Tax-Exempt Money Market Fund
Service Shares	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.01		.01		.01		.03
Net gains/(losses) on securities	–	(1)	–	(1)	–	(1)	–		–
Total from Investment Operations	.02		.01		.01		.01		.03
Less Distributions:
Dividends (from net investment income)*	(.02)		(.01)		(.01)		(.01)		(.03)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–		–
Total Distributions	(.02)		(.01)		(.01)		(.01)		(.03)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	1.80%		0.76%		0.81%		1.27%		3.02%
Net Assets, End of Period (in thousands)	$10		$398		$91		$663		$10
Average Net Assets for the Period (in thousands)	$185		$124		$233		$192		$10
Ratio of Expenses to Average Net Assets(2)(3)	0.46	%(4)	0.44	%(4)	0.43	%(4)	0.43	%(4)	0.43	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.46%		0.88%		0.89%		1.21%		2.98%

*See Note 4 in Notes to Financial Statements.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  The ratio was 0.63% in 2005, 0.61% in 2004, 0.60% in 2003, 0.60% in 2002 and 0.60% in 2001 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds October 31, 2005 59

Notes to Schedules of Investments

Lehman Brothers Aggregate Bond Index	The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Based Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lehman Brothers Government/Credit Index	The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

Lehman Brothers Government/Credit 1-3 Year Index	The Lehman Brothers Government/Credit 1-3 Year Index is composed of all bonds of investment grade with a maturity between one and three years.

Lehman Brothers Municipal Bond Index	The Lehman Brothers Municipal Bond Index is composed of approximately 1,100 bonds; 60% of which are revenue bonds and 40% of which are state government obligations.

Lehman Brothers High-Yield Bond Index	The Lehman Brothers High-Yield Bond Index is composed of fixed rate, publicly issued, non-investment grade debt.

Lipper General Municipal Debt Funds	Funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the1933 Act.

ETD	Euro Time Deposit

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

WI	When-Issued Securities

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, when-issued securities and/or mortgage backed securities (with extended settlement dates).

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security in Janus Flexible Bond Fund with accrued interest in the amount of $170,000 that was written-off December 10, 2001. A principal payment was received by the Fund on July 13, 2005. It is anticipated that sometime before the end of 2005, a second principal payment will be received by the Fund.

  ##  Security is a defaulted security in Janus Flexible Bond Fund with accrued interest in the amount of $110,000 that was written-off December 10, 2001. A principal payment was received by the Fund on July 13, 2005. It is anticipated that sometime before the end of 2005, a second principal payment will be received by the Fund.

  ‡‡  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  ß  Security is illiquid.

  ç  Security is traded on a "to-be-announced" basis.

  #  Loaned security; a portion or all of the security is on loan as of October 31, 2005.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

60 Janus Bond & Money Market Funds October 31, 2005

ºº  Schedule of Fair Valued Securities (as of October 31, 2005)

	Value	Value as a % of Net Assets
Janus Flexible Bond Fund(1)
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)	$–	0.0%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)	–	0.0%
	$–	0.0%
Janus High-Yield Fund
Mikohn Gaming Corp. - expires 8/15/08	$1,162,052	0.2%

Securities are valued at "fair value" pursuant to procedures adopted by the Fund's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

(1)  Formerly named Janus Flexible Income Fund.

Janus Bond & Money Market Funds October 31, 2005 61

Notes to Schedules of Investments (continued)

§ Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Flexible Bond Fund(1)
Allegheny Energy Supply Company LLC, 8.25% unsecured notes, due 4/15/12 (144A)	5/11/04 - 7/13/04	$1,794,850	$1,977,950	0.2%
Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)	4/25/03 - 5/21/03	3,476,535	3,588,662	0.4%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)ºº	4/17/98	458,575	–	0.0%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)ºº	3/6/00	237,380	–	0.0%
		$5,967,340	$5,566,612	0.6%
Janus High-Yield Fund
Affinia Group, Inc., 9.00% company guarantee, due 11/30/14 (144A)	11/12/04 - 1/26/05	$1,523,063	$1,135,375	0.2%
Allegheny Energy Supply Company LLC, 8.25% unsecured notes, due 4/15/12 (144A)	2/9/04 - 4/2/04	3,133,585	3,480,750	0.7%
Dynegy Holdings, Inc., 10.125% secured notes, due 7/15/13 (144A)	8/4/04 - 12/28/04	1,783,918	1,727,000	0.3%
Hornbeck Offshore Services, Inc., 6.125% senior notes, due 12/1/14 (144A)	9/29/05	1,041,133	1,023,750	0.2%
Interactive Health LLC, 7.75% senior notes, due 4/1/11 (144A)	3/19/04	502,650	525,000	0.1%
Virgin River Casino Corp., 0% senior subordinated notes, due 1/15/13 (144A)	12/10/04 - 8/1/05	1,537,296	1,704,000	0.3%
		$9,521,645	$9,595,875	1.8%
Janus Money Market Fund
Ares VII CLO, Ltd., Class A-1A 3.79688%, 5/8/15 (144A)	4/23/03	$75,000,000	$75,000,000	1.5%
Blue Heron Funding IV, Ltd., Series 4A, Class A 4.03%, 12/16/05 (144A)	12/17/04	100,000,000	100,000,000	2.0%
Dekabank, New York 4.1675%, 4/19/06 (144A)	5/19/05	20,000,000	19,997,571	0.4%
Natexis Banques Populaires, New York 3.95%, 10/16/06 (144A)	9/20/05	49,989,200	49,989,188	1.0%
Park Place Securities Trust 2004-MMI Class AM2 4.0875%, 1/25/35 (144A)	12/8/04	42,909,884	42,909,884	0.8%
Patrick Schaumburg Automobiles, Inc. 4.05%, 7/1/08 (144A)	9/17/04	10,000,000	10,000,000	0.2%
		$297,899,084	$297,896,643	5.9%
Janus Tax-Exempt Money Market Fund
JP Morgan Chase Bank N.A. as Enhancement Custodian, Commercial Paper Notes 2.85%, 1/30/06 (144A)	8/1/05	$5,664,000	$5,644,000	6.4%

The Funds have registration rights for certain restricted securities held as of October 31, 2005. The issuer incurs all registration costs.

(1)  Formerly named Janus Flexible Income Fund.

62 Janus Bond & Money Market Funds October 31, 2005

Aggregate collateral segregated to cover margin, segregation requirements on open futures contracts, forward currency contracts, when-issued securities and/or securities (with extended settlement dates) as of October 31, 2005 are noted below.

Fund	Aggregate Value
Janus Federal Tax-Exempt Fund	$2,354,863
Janus Flexible Bond Fund(1)	18,385,780
Janus High-Yield Fund	5,500,875

(1) Formerly named Janus Flexible Income Fund.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2005.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Bond & Money Market Funds October 31, 2005 63

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Federal Tax-Exempt Fund, Janus Flexible Bond Fund (formerly named Janus Flexible Income Fund), Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively the "Bond Funds") and Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (collectively the "Money Market Funds") are series funds. The Bond Funds and the Money Market Funds (collectively the "Funds" and individually a "Fund") are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has twenty-nine funds. The Bond Funds invest primarily in income-producing securities, and the Money Market Funds invest in high-quality money market instruments. Each of the Bond Funds in this report is classified as diversified as defined in the 1940 Act. The Funds are no-load investments.

The Money Market Funds offer three classes of shares: "Investor Shares" are available to the general public, "Institutional Shares" are available only to investors that meet certain minimum dollar limits, and "Service Shares" are available through banks and other financial institutions.

Janus Capital Management LLC ("Janus Capital") invested $10,000 of seed capital in Janus Tax-Exempt Money Market Fund – Service Shares on June 10, 2005.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days or less for which market quotations are not readily available are valued on the basis of amortized cost, which approximates market value. Investments held by the Money Market Funds are valued at the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares for each of the Money Market Funds based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares of each Money Market Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of new assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities.

64 Janus Bond & Money Market Funds October 31, 2005

The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds will not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2005, the Funds had on loan securities valued as indicated:

Fund	Value at October 31, 2005
Janus Flexible Bond Fund(1)	$194,770,016
Janus High-Yield Fund	318,625
Janus Short-Term Bond Fund	50,766,713

(1)  Formerly named Janus Flexible Income Fund.

As of October 31, 2005, the Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at October 31, 2005
Janus Flexible Bond Fund(1)	$198,726,824
Janus High-Yield Fund	325,000
Janus Short-Term Bond Fund	51,803,578

(1)  Formerly named Janus Flexible Income Fund.

As of October 31, 2005, all cash collateral received by the Funds was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations (if applicable).

During the fiscal year ended October 31, 2005, there were no securities lending arrangements for Janus Federal Tax-Exempt Fund or the Money Market Funds.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2005, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations (if applicable).

Forward currency contracts held by the Bond Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Bond Funds may enter into futures contracts. The Bond Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss.

Janus Bond & Money Market Funds October 31, 2005 65

Notes to Financial Statements (continued)

When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Funds' custodian.

Mortgage Dollar Rolls

Janus Federal Tax-Exempt Fund, Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. The Fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund are required to purchase may decline below the agreed upon repurchase price.

The average monthly balance of dollar rolls outstanding during the fiscal year ended October 31, 2005 was $26,847,679 for Janus Flexible Bond Fund, which was the only Fund to participate during the fiscal year end. At October 31, 2005, Janus Federal Tax-Exempt Fund, Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund were not invested in dollar rolls.

Bank Loans

Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit risk and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which a Fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR'').

A Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, a Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Funds utilize an independent third party to value individual bank loans on a daily basis.

The average daily value of borrowings outstanding under bank loan arrangements and the related weighted average rate range during the fiscal year ended October 31, 2005 are noted in the table below.

Fund	Average Daily Value	Rates
Janus Flexible Bond Fund(1)	$406,934	5.55	%-6.475%
Janus High-Yield Fund	363,354	0.00%-10.24313%
Janus Short-Term Bond Fund	178,035	0.75%-10.24313%

(1)  Formerly named Janus Flexible Income Fund.

Securities Traded on a To-Be-Announced Basis

Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. Government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

66 Janus Bond & Money Market Funds October 31, 2005

At October 31, 2005, Janus Flexible Bond Fund held TBA securities with total cost of $3,997,682. Janus High-Yield Fund and Janus Short-Term Bond Fund were not invested in TBA securities as of October 31, 2005.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of October 31, 2005, Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund were invested in when-issued securities.

Foreign Currency Translation

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Additional Investment Risk

Janus High-Yield Fund, Janus Flexible Bond Fund, and Janus Short-Term Bond Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends representing substantially all of the net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Bond Fund.

Fund	Average Daily Net Assets of Fund	Management Fee %
Janus Federal Tax-Exempt Fund	First $300 Million Over $300 Million	0.50% 0.45%

Janus Flexible Bond Fund(1)	First $300 Million Over $300 Million	0.58% 0.48%

Janus High-Yield Fund	First $300 Million Over $300 Million	0.65% 0.55%

Janus Short-Term Bond Fund	First $300 Million Over $300 Million	0.64% 0.54%

(1)  Formerly named Janus Flexible Income Fund.

Janus Bond & Money Market Funds October 31, 2005 67

Notes to Financial Statements (continued)

Until at least March 1, 2007, provided that Janus Capital remains investment adviser to the Bond Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit Fee %
Janus Federal Tax-Exempt Fund	0.55%
Janus Flexible Bond Fund(1)	0.93%
Janus High-Yield Fund	0.90%
Janus Short-Term Bond Fund	0.64%

(1)  Formerly named Janus Flexible Income Fund

Each of the Money Market Funds pays Janus Capital 0.20% of average daily net assets as an investment advisory fee. Effective July 1, 2003, Janus Capital has agreed to reduce its advisory fee for each of the Money Market Funds to 0.10% until March 2006. In addition, each class of shares of each of the Money Market Funds pays Janus Capital an administrative services fee. This fee is 0.50%, 0.15%, and 0.40% of average daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Effective April 1, 2002, Janus Capital has agreed to reduce the administrative services fee to 0.08% and 0.33% on the Institutional Shares and Service Shares, respectively, for both Janus Money Market Fund and Janus Tax-Exempt Money Market Fund until March 2006. Additionally, the administrative services fee was reduced to 0.05% and 0.30% on the Institutional Shares and Service Shares, respectively, for Janus Government Money Market Fund effective April 1, 2002 until March 2006. For the Service Shares of each of the Money Market Funds, a portion of the administrative services fee, designated separately as service fees, is used to compensate Financial Institutions for providing administrative services to their customers who invest in the shares. Each of the Money Market Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

A 2.00% redemption fee may be imposed on shares of Janus High-Yield Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus High-Yield Fund were $109,511 for the fiscal year ended October 31, 2005.

Each of the Bond Funds pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each of the Bond Funds' total net assets sold directly and the proportion of each of the Bond Funds' net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account from each of the Bond Funds for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

During the fiscal year ended October 31, 2005, Janus Capital reimbursed the following Fund as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Fund
Janus Flexible Bond Fund(1)	$272

(1)  Formerly named Janus Flexible Income Fund.

During the fiscal year ended October 31, 2005, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Funds
Janus Federal Tax-Exempt Fund	$279
Janus Flexible Bond Fund(1)	2,523
Janus High-Yield Fund	21
Janus Short-Term Bond Fund	3,392

(1)  Formerly named Janus Flexible Income Fund.

For the fiscal year ended October 31, 2005, Janus Capital assumed $23,556 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series ("Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios, except Janus Research Fund and Janus Triton Fund, based on the Portfolios' respective net assets at July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. These non-recurring costs and offsetting waiver are shown in the Statement of Operations. The effect of non-recurring costs was de minimis.

Certain officers and Trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Funds.

The Bond Funds' expenses may be reduced by expense offsets from an unaffiliated custodian. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Custody credits received reduce Custodian Fees. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

68 Janus Bond & Money Market Funds October 31, 2005

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2005, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and the had the following affiliated purchases and sales:

	Subscriptions	Redemptions	Dividends Paid	Value at 10/31/05
Janus Government Money Market Fund
Janus Mid Cap Value Fund	$100,000,000	$–	$545,570	$100,000,000
Janus Small Cap Value Fund	25,000,000	–	90,767	25,000,000
Janus Twenty Fund	150,000,000	150,000,000	596,020	–
	$275,000,000	$150,000,000	$1,232,357	$125,000,000
Janus Money Market Fund
Janus Fund	$100,000,000	$–	$133,233	$100,000,000
Janus Mid Cap Value Fund	200,000,000	–	266,466	200,000,000
Janus Small Cap Value Fund	100,000,000	–	133,233	100,000,000
Janus Twenty Fund	50,000,000	–	25,863	50,000,000
Janus Worldwide Fund	50,000,000	50,000,000	40,753	–
	$500,000,000	$50,000,000	$599,548	$450,000,000

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Federal Tax-Exempt Fund	$178,533,534	$195,298,663	$–	$–
Janus Flexible Bond Fund(1)	333,725,889	694,336,038	1,451,671,223	1,253,048,862
Janus High-Yield Fund	534,327,361	546,683,480	–	–
Janus Short-Term Bond Fund	54,164,698	113,035,103	166,795,145	169,454,993

(1)  Formerly named Janus Flexible Income Fund.

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of futures and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Fund	Ordinary Income	Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Federal Tax-Exempt Fund	$–	$–	$(2,127,380)	$–	$(1,418,977)
Janus Flexible Bond Fund(1)	1,888,942	–	(7,014,730)	(3,792)	(16,214,061)
Janus High-Yield Fund	114,837	–	(26,518,550)	–	(4,786,283)
Janus Short-Term Bond Fund	24,291	–	(681,569)	–	(3,196,941)
Janus Money Market Fund	–	–	–	–	–
Janus Government Money Market Fund	–	–	–	–	–
Janus Tax-Exempt Money Market Fund	–	–	(12,220)	–	–

(1)  Formerly named Janus Flexible Income Fund.

Janus Bond & Money Market Funds October 31, 2005 69

Notes to Financial Statements (continued)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2005

Fund	October 31, 2008	October 31, 2010	October 31, 2012	October 31, 2013	Accumulated Capital Losses
Janus Federal Tax-Exempt Fund	$(2,127,380)	$–	$–	$–	$(2,127,380)
Janus Flexible Bond Fund(1)	–	(7,014,730)	–	–	(7,014,730)
Janus High-Yield Fund	–	(26,518,550)	–	–	(26,518,550)
Janus Short-Term Bond Fund	–	–	(681,569)	–	(681,569)
Janus Money Market Fund	–	–	–	–	–
Janus Government Money Market Fund	–	–	–	–	–
Janus Tax-Exempt Money Market Fund	–	–	–	(12,220)	(12,220)

(1)  Formerly named Janus Flexible Income Fund.

During the year ended October 31, 2005, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Carryover Loss Utilized
Janus Federal Tax-Exempt Fund	$2,287,357
Janus Flexible Bond Fund(1)	2,259,912
Janus High-Yield Fund	8,609,936

(1)  Formerly named Janus Flexible Income Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Federal Tax-Exempt Fund	$115,311,744	$106,071	$(1,525,048)
Janus Flexible Bond Fund(1)	1,144,313,796	4,068,967	(20,283,028)
Janus High-Yield Fund	522,118,125	7,538,424	(12,324,707)
Janus Short-Term Bond Fund	255,597,027	90,674	(3,287,615)
Janus Money Market Fund	5,020,915,750	–	–
Janus Government Money Market Fund	832,307,889	–	–
Janus Tax-Exempt Money Market Fund	87,427,756	–	–

(1)  Formerly named Janus Flexible Income Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2005	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Federal Tax-Exempt Fund	$4,439,457	$–	$–	$–
Janus Flexible Bond Fund(1)	44,123,877	–	–	–
Janus High-Yield Fund	36,483,075	–	–	–
Janus Short-Term Bond Fund	7,009,174	159,601	–	–
Janus Money Market Fund	167,873,585	–	–	–
Janus Government Money Market Fund	22,820,875	–	–	–
Janus Tax-Exempt Money Market Fund	2,393,317	–	–	–

(1)  Formerly named Janus Flexible Income Fund.

70 Janus Bond & Money Market Funds October 31, 2005

For the fiscal year ended October 31, 2004	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Federal Tax-Exempt Fund	$5,004,790	$–	$–	$–
Janus Flexible Bond Fund(1)	59,947,100	–	–	–
Janus High-Yield Fund	40,559,811	–	–	–
Janus Short-Term Bond Fund	7,895,473	4,274,317	–	–
Janus Money Market Fund	101,075,162	–	–	–
Janus Government Money Market Fund	9,960,832	–	–	–
Janus Tax-Exempt Money Market Fund	1,338,449	–	–	–

(1)  Formerly named Janus Flexible Income Fund.

5. CAPITAL SHARES TRANSACTIONS

For the fiscal year ended October 31 (all numbers in thousands)	Janus Federal Tax-Exempt Fund		Janus Flexible Bond Fund(1)		Janus High-Yield Fund		Janus Short-Term Bond Fund
Bond Funds	2005	2004	2005	2004	2005	2004	2005	2004
Transactions in Fund Shares
Shares sold	2,001	2,495	11,790	17,509	17,160	16,710	13,783	27,796
Reinvested distributions	548	618	4,193	5,639	3,379	3,729	2,374	3,976
Shares repurchased	(4,996)	(10,524)	(35,436)	(61,851)	(21,915)	(44,317)	(38,083)	(62,837)
Net Increase/(Decrease) in Capital Share Transactions	(2,447)	(7,411)	(19,453)	(38,703)	(1,376)	(23,878)	(21,926)	(31,065)
Shares Outstanding, Beginning of Period	18,585	25,996	118,831	157,534	56,569	80,447	92,140	123,205
Shares Outstanding, End of Period	16,138	18,585	99,378	118,831	55,193	56,569	70,214	92,140

(1)  Formerly named Janus Flexible Income Fund.

For the fiscal year ended October 31 (all numbers in thousands)	Janus Money Market Fund		Janus Government Money Market Fund		Janus Tax-Exempt Money Market Fund
Money Market Funds	2005	2004	2005	2004	2005	2004
Transactions in Fund Shares – Investor Shares
Shares sold	816,550	1,005,643	72,199	100,649	47,929	81,886
Reinvested dividends and distributions	33,426	12,893	4,447	1,637	1,503	689
Shares repurchased	(1,077,784)	(1,626,899)	(114,369)	(191,893)	(71,010)	(115,276)
Net Increase/(Decrease) in Capital Share Transactions	(227,808)	(608,363)	(37,723)	(89,607)	(21,578)	(32,701)
Shares Outstanding, Beginning of Period	1,588,804	2,197,167	224,084	313,691	107,386	140,087
Shares Outstanding, End of Period	1,360,996	1,588,804	186,361	224,084	85,808	107,386
Transactions in Fund Shares – Institutional Shares
Shares sold	31,608,314	69,784,929	5,039,102	6,648,178	61,356	83,996
Reinvested dividends and distributions	55,423	45,418	4,378	2,474	820	612
Shares repurchased	(36,149,294)	(70,847,939)	(4,910,599)	(7,041,709)	(109,557)	(108,262)
Net Increase/(Decrease) in Capital Share Transactions	(4,485,557)	(1,017,592)	132,881	(391,057)	(47,381)	(23,654)
Shares Outstanding, Beginning of Period	8,123,575	9,141,167	384,769	775,826	49,385	73,039
Shares Outstanding, End of Period	3,638,018	8,123,575	517,650	384,769	2,004	49,385
Transactions in Fund Shares – Service Shares
Shares sold	67,542	468,014	725,906	746,697	10	306
Reinvested dividends and distributions	260	165	1,037	290	3	1
Shares repurchased	(66,684)	(502,774)	(740,716)	(795,044)	(401)	–
Net Increase/(Decrease) in Capital Share Transactions	1,118	(34,595)	(13,773)	(48,057)	(388)	307
Shares Outstanding, Beginning of Period	25,731	60,326	142,856	190,913	398	91
Shares Outstanding, End of Period	26,849	25,731	129,083	142,856	10	398

Janus Bond & Money Market Funds October 31, 2005 71

Notes to Financial Statements (continued)

6. LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG") and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was recently refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. A request to transfer this action to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland, described above is pending. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b), and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November, 2003, however the U.S. Court of Appeals recently vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

72 Janus Bond & Money Market Funds October 31, 2005

7. SUBSEQUENT EVENTS

Several proposals regarding the Funds were presented to shareholders at a Special Meeting of Shareholders on November 22, 2005 and potentially any adjournments thereof to be held during 2005. A Proxy Statement that describes each of the proposals has been mailed to shareholders of record as of September 9, 2005.

Proposal 1. Elect nine Trustees, including eight "independent" candidates (seven of which currently serve as Trustees of the Trust).

Proposal 2. Approve elimination of Janus Flexible Bond Fund's fundamental policy regarding investments in income-producing securities.

Proposal 3.a. For shareholders of each Fund (except Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Small Cap Value Fund), to approve conforming amendments to the Fund's investment advisory agreement with Janus Capital.

Proposal 3.b. To approve a proposed amendment to the investment advisory agreement between Janus Capital and the following Funds that would introduce a performance incentive investment advisory fee structure: Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, and Janus Worldwide Fund.

Proposal 4. To approve an amended subadvisory agreement between Janus Capital, on behalf of Janus Risk-Managed Stock Fund and INTECH that would introduce a performance incentive subadvisory fee structure.

Further information about each of these proposals is provided in the Proxy Statement filed with the SEC that is available electronically on www.janus.com during the period of the proxy solicitation.

Janus Bond & Money Market Funds October 31, 2005 73

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Federal Tax-Exempt Fund, Janus Flexible Bond Fund (formerly Janus Flexible Income Fund), Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (seven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2005

74 Janus Bond & Money Market Funds October 31, 2005

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to

Janus Bond & Money Market Funds October 31, 2005 75

Additional Information (unaudited) (continued)

benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio

76 Janus Bond & Money Market Funds October 31, 2005

brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

Janus Bond & Money Market Funds October 31, 2005 77

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each of the Bond Funds and each class of the Money Market Funds. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each Fund and each class of the Money Market Funds. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

78 Janus Bond & Money Market Funds October 31, 2005

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods for the Bond Funds and each class of the Money Market Funds. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate (as applicable).

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Bond & Money Market Funds October 31, 2005 79

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2005:

Capital Gain Distributions

Fund
Janus Short-Term Bond Fund	$159,601

Tax-Exempt Interest Distribution Percentage

Fund
Janus Federal Tax-Exempt Fund	100%
Janus Tax-Exempt Money Market Fund	100%

80 Janus Bond & Money Market Funds October 31, 2005

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 65 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	65	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	65	Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	65	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor) and W.W. Grainger, Inc. (industrial distributor); and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago and Chicago, Public Education Fund.

* Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 65 funds comprising the Janus Funds, Mr. Mullen oversees 86 funds.

Janus Bond & Money Market Funds October 31, 2005 81

Trustees and Officers (continued) (unaudited)

Trustees (cont.)

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 61	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado, (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	65	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	6/84-Present	Corporate Vice President and 59 N/A General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	65	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	65	N/A

Interested Trustee

Thomas H. Bailey* 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/69-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of the Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	65	N/A

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions with Janus Capital and ownership of shares of Janus Capital's parent company.

82 Janus Bond & Money Market Funds October 31, 2005

Officers (cont.)

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeanine Morroni 151 Detroit Street Denver, CO 80206 Age 36	Executive Vice President and Co-Portfolio Manager Janus Government Money Market Fund	9/03-Present	Vice President of Janus Capital.

Douglas E. Nelson 151 Detroit Street Denver, CO 80206 Age 46	Executive Vice President and Portfolio Manager Janus Federal Tax-Exempt Fund	2/05-Present	Vice President of Janus Capital. Formerly, Vice President of Public Finance (2003-2005) for George K Baum & Co.; and Credit Analyst and Assistant Vice President (1996-2003) for Delaware Management.

Sharon S. Pichler 151 Detroit Street Denver, CO 80206 Age 56	Executive Vice President and Portfolio Manager Janus Tax-Exempt Money Market Fund and Co-Portfolio Manager Janus Money Market Fund	12/94-Present	Vice President of Janus Capital and Portfolio Manager or Co-Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 Age 37	Executive Vice President and Portfolio Manager Janus High-Yield Fund and Janus Short-Term Bond Fund	7/03-Present	Vice President of Janus Capital and Portfolio Manager or Co-Portfolio Manager for other Janus Accounts. Formerly, Analyst (2001-2003) for Janus Capital Corporation; and worked in the fixed income division (1991-2001) for Morgan Stanley.

Ronald V. Speaker 151 Detroit Street Denver, CO 80206 Age 41	Executive Vice President and Portfolio Manager Janus Flexible Bond Fund	7/92-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 Age 44	Executive Vice President and Co-Portfolio Manager Janus Money Market Fund Executive Vice President and Co-Portfolio Manager Janus Government Money Market Fund	2/04-Present	Vice President of Janus Capital and Portfolio Manager or Co-Portfolio Manager for other Janus accounts.

*Officers are elected annually by the Trustees for a one-year term.

Janus Bond & Money Market Funds October 31, 2005 83

Trustees and Officers (continued) (unaudited)

Officers (cont.)

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bonnie M. Howe 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-Present	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	General Counsel Vice President and Secretary	4/04-Present 12/99-Present	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President and Chief Compliance Officer of Enhanced Investment Technologies, LLC. Formerly, Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

*Officers are elected annually by the Trustees for a one-year term.

84 Janus Bond & Money Market Funds October 31, 2005

Officers (cont.)

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-Present	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC;
President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, Director of Capital Group Partners, Inc. (2003-2004); and President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected annually by the Trustees for a one-year term.

** Mr. Miller intends to resign his positions with Janus Capital Group Inc. and its subsidiaries effective January 3, 2006. A successor to his positions with the Trust will be appointed by the Trustees prior to this date.

Janus Bond & Money Market Funds October 31, 2005 85

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (12/05)

C-1205-10  111-02-102 12-05

2005 Annual Report

Janus Institutional Cash Reserves Fund

Schedule of Investments	3

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Schedule of Investments	10

Notes to Financial Statements	11

Report of Independent Registered Public Accounting Firm	16

Additional Information	17

Explanations of Charts, Tables and Financial Statements	20

Trustees and Officers	22

Useful Information About Your Fund Report

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund's Expense Example, which appears on page 2 of this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2005 to October 31, 2005.

Actual Expenses

The first line of the table in the example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in the example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least March 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund's Prospectus.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. These fees are fully described in the prospectus. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Institutional Cash Reserves Fund October 31, 2005 1

Janus Institutional Cash Reserves
Fund (unaudited)

Portfolio Managers

Sharon Pichler

Eric Thorderson

For the Periods Ended October 31, 2005
Institutional Shares
1 Year	2.84%
Since Inception (May 15, 2002)	1.79%
Seven-Day Current Yield
Institutional Shares:
With Reimbursement	3.80%
Without Reimbursement	3.63%

Data presented represents past performance, which is no guarantee of future results. Call 1-800-525-1068 or visit www.janus.com for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Total return includes reinvestment of dividends and distributions.

See "Explanations of Charts, Tables and Financial Statements."

The yield more closely reflects the current earnings of Janus Institutional Cash Reserves Fund than the total return.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2006. Without such waivers, yields and total returns would have been lower.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period (5/1/05-10/31/05)*
Actual	$1,000.00	$1,016.70	$0.97
Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	$0.97

*Expenses are equal to the annualized expense ratio of 0.19%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

2 Janus Institutional Cash Reserves Fund October 31, 2005

Janus Institutional Cash Reserves Fund

Schedule of Investments

As of October 31, 2005

Principal Amount		Value
Certificates of Deposit - 13.9%
	Calyon, New York:
$20,000,000	4.00%, 7/19/06	$19,997,224
19,000,000	4.22%, 8/30/06	18,996,644
	Natexis Banques Populaires, New York:
10,000,000	2.66%, 11/9/05	9,999,989
15,000,000	3.18%, 1/27/06	15,000,000
10,000,000	Norddeutsche Landesbank Girozentrale New York, 3.0275%, 12/30/05	10,000,000
30,000,000	Norinchunkin Bank, New York 3.90%, 11/4/05	30,000,000
25,000,000	Royal Bank of Scotland, New York 4.175%, 9/22/06	25,001,083
20,000,000	Societe Generale, New York 3.80%, 6/14/06	20,000,000
20,000,000	Standard Chartered Bank, New York 3.71%, 4/5/06	20,000,000
20,000,000	Sumitomo Mitsui, New York 3.78%, 11/18/05	20,000,000
22,500,000	Toronto Dominion Bank, New York 3.75%, 5/11/06	22,500,000
Total Certificates of Deposit (cost $211,494,940)		211,494,940
Commercial Paper - 22.6%
45,000,000	Aquinas Funding LLC 4.055%, 1/12/06 (Section 4(2))	44,635,049
10,000,000	Banco Bilbao 3.725%, 11/9/05 (Section 4(2))	9,991,733
	Bavaria TRR Corp.:
10,000,000	4.00%, 11/2/05 (Section 4(2))	9,998,889
25,000,000	3.88%, 11/7/05 (Section 4(2))	24,983,833
	BTM Capital Corp.:
15,000,000	3.94%, 12/5/05 (Section 4(2))	14,944,183
20,000,000	3.96%, 12/6/05 (Section 4(2))	19,923,000
	Check Point Charlie, Inc.:
10,000,000	3.66%, 11/1/05 (Section 4(2))	10,000,000
10,000,000	3.84%, 11/9/05 (Section 4(2))	9,991,467
17,000,000	3.93%, 12/5/05 (Section 4(2))	16,936,902
5,000,000	3.90%, 12/6/05 (Section 4(2))	4,981,042
	Gotham Funding Corp.:
15,000,000	3.72%, 11/10/05 (Section 4(2))	14,986,050
20,000,000	3.96%, 12/13/05 (Section 4(2))	19,907,600
	Manhattan Asset Funding Company LLC:
15,000,000	3.84%, 11/3/05 (Section 4(2))	14,996,800
7,000,000	3.71%, 11/7/05 (Section 4(2))	6,995,672
15,000,000	3.75%, 11/15/05 (Section 4(2))	14,978,125
1,667,000	Medical Building Funding IV LLC 4.09%, 11/14/05	1,664,538
10,000,000	PB Finance (Delaware), Inc. 3.98%, 12/12/05	9,954,786
	Rhineland Funding Capital Corp.:
13,800,000	3.79%, 11/28/05 (Section 4(2))	13,759,325
25,000,000	3.98%, 12/8/05 (Section 4(2))	24,897,736
25,000,000	Santander Central Hispano International 3.75%, 11/18/05	24,955,729
	Whistlejacket Capital, Ltd.:
16,537,000	3.61%, 11/22/05 (Section 4(2))	16,502,176
15,000,000	4.06%, 1/27/06 (Section 4(2))	14,852,825
Total Commercial Paper (cost $344,837,460)		344,837,460

Principal Amount		Value
Floating Rate Notes - 20.3%
$25,000,000	Ares VII CLO, Ltd., Class A-1A 3.79688%, 5/8/15 (144A) §	$25,000,000
44,000,000	Bank of America Securities LLC (same day put), 4.14%, 11/1/05	44,000,000
35,000,000	EMC Mortgage Corp. (same day put) 4.1825%, 5/8/06	35,000,000
10,000,000	HSH Nordbank A.G., New York 4.03125%, 6/23/15 (144A)	10,000,000
35,000,000	JP Morgan Securities, Inc. (seven day put) 4.1425%, 1/17/06	35,000,000
44,000,000	Lehman Brothers, Inc. (90 day put) 4.2425%, 3/6/06 ß	44,000,000
35,000,000	Merrill Lynch & Company, Inc. (seven day put), 4.2125%, 3/28/06	35,000,000
10,000,000	Natexis Banques Populaires, New York 3.95%, 10/16/06 (144A) §	9,997,838
10,727,471	Park Place Securities Trust 2004-MMI Class AM2, 4.0875%, 1/25/35 (144A) §	10,727,471
20,000,000	Putnam Structured Product Funding 2003-1 LLC, Class A-15 3.99%, 10/15/38 (144A)	20,000,000
40,000,000	Westdeutsche Landesbank A.G. New York, 3.95%, 4/4/06 (144A)	40,000,000
Total Floating Rate Notes (cost $308,725,309)		308,725,309
Repurchase Agreements - 22.0%
43,600,000	Cantor Fitzgerald & Co., 4.05% dated 10/31/05, maturing 11/1/05 to be repurchased at $43,604,905 collateralized by $83,263,857 in U.S. Government Agencies 0% - 7.50%, 12/15/12 - 5/15/35 with a value of $44,473,403	43,600,000
44,000,000	Citigroup Global Markets, Inc., 4.2325% dated 10/31/05, maturing 11/1/05 to be repurchased at $44,005,173 collateralized by $55,704,908 in Credit Enhanced Mortgage Loans 0% - 0.002%, 6/1/28 - 6/30/35 with a value of $55,554,096	44,000,000
44,000,000	Credit Suisse First Boston LLC, 4.1625% dated 10/31/05, maturing 11/1/05 to be repurchased at $44,005,088 collateralized by $81,416,000 in Asset Backed Securities 0.01% - 9.67%, 8/20/07 - 1/25/32 $219,775,000 in Collateralized Mortgage Obligations; 0.09% - 4.115%, 3/15/17 - 2/25/35; with respective values of $40,924,123 and $5,277,466	44,000,000
25,000,000	Dresdner Kleinwort Wasserstein Securities LLC, 4.1325% dated 10/31/05, maturing 11/1/05 to be repurchased at $25,002,870 collateralized by $24,835,000 in Corporate Notes 4.761% - 6.50%, 11/1/05 - 12/18/17 with a value of $25,503,186	25,000,000

See Notes to Schedule of Investments and Financial Statements.

Janus Institutional Cash Reserves Fund October 31, 2005 3

Janus Institutional Cash Reserves Fund

Schedule of Investments

As of October 31, 2005

Principal Amount		Value
$45,600,000	Fortis Bank N.V., 4.06% dated 10/31/05, maturing 11/1/05 to be repurchased at $45,605,143 collateralized by $54,894,028 in U.S. Government Agencies 4.05% - 5.50%, 2/1/10 - 10/25/35 with a value of $46,512,000	$45,600,000
44,000,000	Goldman Sachs & Co., 4.1325% dated 10/31/05, maturing 11/1/05 to be repurchased at $44,005,151 collateralized by $44,910,997 in Commercial Paper 0%, 11/3/05 - 11/21/05 with a value of $44,880,000	44,000,000
44,000,000	IXIS Financial Products, Inc., 4.1625% dated 10/31/05, maturing 11/1/05 to be repurchased at $44,005,088 collateralized by $44,933,057 in Collateralized Mortgage Obligations 0% - 4.03375%, 10/25/35 - 6/12/36 with a value of $44,885,190	44,000,000
44,000,000	Wachovia Capital Markets LLC, 4.13% dated 10/31/05, maturing 11/1/05 to be repurchased at $44,005,048 collateralized by $22,388,002 in Asset Backed Securities; 4.4%, 7/15/31 $31,516,001 in Collateralized Mortgage Obligations; 3.989% - 4.516%, 6/15/35 - 5/15/44; with respective values of $15,389,197 and $29,930,495	44,000,000
Total Repurchase Agreements (cost $334,200,000)		334,200,000
Short-Term Corporate Notes - 1.3%
10,000,000	CC USA, Inc. 2.79%, 11/22/05 (144A)	10,000,000
10,000,000	K2 (USA) LLC 4.645%, 10/30/06 (144A)	10,000,000
Total Short-Term Corporate Notes (cost $20,000,000)		20,000,000
Taxable Variable Rate Demand Notes - 18.1%
1,780,000	A.E. Realty LLC, Series 2003 4.07%, 10/1/23	1,780,000
8,400,000	American Health Centers, Inc. Series 2001, 4.16%, 3/1/19	8,400,000
16,525,000	Brooklyn Tabernacle 4.12%, 4/1/24	16,525,000
770,000	California Infrastructure and Economic Development, (Bonny Doon Project) Series B, 4.15%, 5/1/25	770,000
3,859,900	Campus Research Corp. 4.18%, 6/1/13	3,859,900
2,200,000	Capel, Inc. 4.11%, 9/1/09	2,200,000
4,840,000	Colonial Acquisitions, Inc. 4.16%, 2/1/23	4,840,000
4,350,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC) Series A, 4.12%, 7/1/35	4,350,000
6,000,000	Colorado Natural Gas, Inc., Series 2004 4.07%, 7/1/32	6,000,000

Principal Amount		Value
	Cornerstone Funding Corp. I:
$3,275,000	Series 2003B, 4.10%, 2/26/23	$3,275,000
9,896,000	Series 2004D, 4.20%, 1/1/25	9,896,000
13,229,000	Series 2003J, 4.10%, 1/1/29	13,229,000
5,690,000	Courtesy Realty LLC, Series 2002 4.16%, 12/1/17	5,690,000
8,085,000	Crozer-Keystone Health Systems 4.12%, 12/15/21	8,085,000
	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project):
9,100,000	Series A, 4.07% 6/1/27	9,100,000
8,000,000	Series A, 4.12%, 5/1/39	8,000,000
10,645,000	Edison Chouest Offshore LLC 4.16%, 2/1/14	10,645,000
5,725,000	Fairfield Christian Church 4.20%, 4/1/22	5,725,000
4,935,000	H.C. Equities L.P. 4.07%, 12/1/23	4,935,000
4,150,000	J.D. Parks and Lissa Parks, Series 2002 4.16%, 6/1/22	4,150,000
7,800,000	Jasper, Morgan, Newton and Walton Counties, Georgia Joint Development Authority Revenue, (Industrial Park Project), 4.00%, 12/1/20	7,800,000
14,170,000	Louisiana Local Government Authority (Environmental Facilities Community Development Center), 4.17%, 3/1/11	14,170,000
4,500,000	Lowell Family LLC 4.11%, 4/1/30	4,500,000
8,785,000	Luxor Management Company 4.16%, 4/1/18	8,785,000
7,505,000	McElroy Metal Mill, Inc., Series 2003 4.16%, 7/1/18	7,505,000
10,345,000	Mississippi Business Finance Corp. 4.16%, 12/1/22	10,345,000
5,555,000	Montgomery, Alabama Downtown Redevelopment Authority Capital Improvement Revenue, 4.10%, 11/1/18	5,555,000
4,400,000	Montgomery, Alabama Industrial Development Board of Revenue (Jenkins Brick Co.), Series A 4.14%, 9/1/14	4,400,000
4,590,000	Ohio Health Care Facility Revenue Bonds (United Church Homes, Inc. Project) Series 2002, 4.12%, 9/1/27	4,590,000
8,140,000	Orthopedic Institute of Ohio 4.20%, 12/1/11	8,140,000
13,300,000	Russell Lands, Inc., Series 2002 4.16%, 8/1/12	13,300,000
10,200,000	Safe Mini Storage Development LLC Series 2002, 4.14%, 10/1/17	10,200,000
5,900,000	Stone-Lee Partners LLC 4.11%, 3/1/21	5,900,000
6,300,000	Tennessee Aluminum Processors, Inc. 4.10%, 5/1/14	6,300,000
4,111,000	TOG Properties LLC 4.16%, 9/1/18	4,111,000
13,800,000	Village Green Finance Co. 4.06%, 11/1/22	13,800,000

See Notes to Schedule of Investments and Financial Statements.

4 Janus Institutional Cash Reserves Fund October 31, 2005

Schedule of Investments

As of October 31, 2005

Principal Amount		Value
$5,700,000	Virginia Health Services 4.06%, 1/1/18	$5,700,000
9,545,000	West Park Apartments and Cedar Pines Apartments, Series 2002 4.07%, 9/1/22	9,545,000
185,000	Wiley Properties 4.07%, 12/1/22	185,000
Total Taxable Variable Rate Demand Notes (cost $276,285,900)		276,285,900
Time Deposit - 1.6%
25,000,000	Societe Generale, ETD 4.0625%, 11/1/05 (cost $25,000,000)	25,000,000
Total Investments (total cost $1,520,543,609) – 99.8%		1,520,543,609
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		2,466,556
Net Assets – 100%		$1,523,010,165

See Notes to Schedule of Investments and Financial Statements.

Janus Institutional Cash Reserves Fund October 31, 2005 5

Statement of Assets and Liabilities

As of October 31, 2005 (all numbers in thousands except net asset value per share)	Janus Institutional Cash Reserves Fund
Assets:
Investments at amortized cost	$1,186,344
Repurchase agreements	334,200
Cash	73
Receivables:
Interest	4,641
Total Assets	1,525,258
Liabilities:
Payables:
Dividends and distributions	2,010
Advisory fees	128
Administrative services fees	103
Professional fees	3
Non-interested Trustees' fees and expenses	4
Total Liabilities	2,248
Net Assets	$1,523,010
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,523,222
Undistributed net realized gain/(loss) from investments*	(212)
Total Net Assets	$1,523,010
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,523,222
Net Asset Value Per Share	$1.00

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

6 Janus Institutional Cash Reserves Fund October 31, 2005

Statement of Operations

For the fiscal year ended October 31, 2005 (all numbers in thousands)	Janus Institutional Cash Reserves Fund
Investment Income:
Interest	$44,038
Total Income	44,038
Expenses:
Advisory fees	2,989
Administrative services fees	2,242
Professional fees	14
Non-interested Trustees' fees and expenses	54
Non-recurring costs (Note 2)	-
Costs assumed by Janus Capital Management LLC (Note 2)	-
Total Expenses	5,299
Less: Excess Expense Reimbursement	(2,541)
Net Expenses after Expense Reimbursement	2,758
Net Investment Income/(Loss)	41,280
Net Realized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	(212)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$41,068

See Notes to Financial Statements.

Janus Institutional Cash Reserves Fund October 31, 2005 7

Statements of Changes in Net Assets

For the fiscal year ended October 31	Janus Institutional Cash Reserves Fund
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$41,280	$26,101
Net realized gain/(loss) from investment transactions	(212)	53
Net Increase/(Decrease) in Net Assets Resulting from Operations	41,068	26,154
Dividends and Distributions to Shareholders:
Net investment income*	(41,280)	(26,101)
Net realized gain from investment transactions*	-	(53)
Net Decrease from Dividends and Distributions	(41,280)	(26,154)
Capital Share Transactions:
Shares sold	10,077,313	16,879,624
Reinvested dividends and distributions	19,417	11,072
Shares repurchased	(10,446,726)	(17,813,342)
Net Increase/(Decrease) from Capital Share Transactions	(349,996)	(922,646)
Net Increase/(Decrease) in Net Assets	(350,208)	(922,646)
Net Assets:
Beginning of period	1,873,218	2,795,864
End of period	$1,523,010	$1,873,218

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8 Janus Institutional Cash Reserves Fund October 31, 2005

Financial Highlights

	Janus Institutional Cash Reserves Fund
For a share outstanding during each fiscal year or period ended October 31	2005		2004		2003		2002(1)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.03		.01		.01		.01
Net realized gain/(loss) on securities	–	(2)	–	(2)	–	(2)	–
Total from Investment Operations	.03		.01		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.03)		(.01)		(.01)		(.01)
Distributions (from net capital gains)*	–	(2)	–	(2)	–	(2)	–
Total Distributions	(.03)		(.01)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00
Total Return**	2.84%		1.20%		1.27%		0.87%
Net Assets, End of Period (in thousands)	$1,523,010		$1,873,218		$2,795,864		$1,792,158
Average Net Assets for the Period (in thousands)	$1,494,573		$2,216,408		$2,495,376		$1,262,186
Ratio of Expenses to Average Net Assets***(3)	0.18	%(4)	0.18	%(4)	0.18	%(4)	0.18	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.76%		1.18%		1.24%		1.86%

  *  See Note 3 in Notes to Financial Statements.

  **  Total return not annualized for periods of less than one full year.

  ***  Annualized for periods less than one full year.

  (1)  Period May 15, 2002 (inception date) through October 31, 2002.

  (2)  Net realized/unrealized gain/(loss) on securities and distributions (from net capital gains) aggregated less than a $.01 on a per share basis for the fiscal year ended.

  (3)  See "Explanations of Charts, Tables and Financial Statements."

  (4)  The ratio was 0.35% in 2005, 2004, 2003 and 2002 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Institutional Cash Reserves Fund October 31, 2005 9

Notes to Schedule of Investments

Section 4(2)		Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

144	A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ETD		Euro Time Deposit

ß		Security is illiquid

§ Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Institutional Cash Reserves Fund
Ares VII CLO, Ltd., Class A-1A 3.79688%, 5/8/15 (144A)	4/23/03	$25,000,000	$25,000,000	1.6%
Natexis Banques Populaires, New York 3.95%, 10/16/06 (144A)	9/20/05	9,997,596	9,997,838	0.7%
Park Place Securities Trust 2004-MMI Class AM2 4.0875%, 1/25/35 (144A)	12/8/04	10,727,471	10,727,471	0.7%
		$45,725,067	$45,725,309	3.0%

The Funds have registration rights for certain restricted securities held as of October 31, 2005. The issuer incurs all registration costs.

Variable rate notes are notes which the interest rate is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2005.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

10 Janus Institutional Cash Reserves Fund October 31, 2005

Notes to Financial Statements

The following section describes the organization and significant accounting policies of Janus Institutional Cash Reserves Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain how the Fund operates and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Fund is part of Janus Investment Fund (the "Trust") which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has twenty-nine funds. The Fund invests primarily in high-quality money market instruments. The Fund is a no-load investment.

The Fund currently offers the initial class of shares exclusively to institutional and individual clients that meet the minimum investment requirement of $5,000,000.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities held by the Fund are valued at their market value determined by the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. If management believes that such valuation does not reflect the securities' fair value, these securities may be valued at fair value as determined in good faith under procedures established by the Fund's trustees. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's trustees.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the funds in the Trust.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permit it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2005, there were no outstanding borrowing or lending arrangements for the Fund.

When-issued Securities

The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of October 31, 2005, the Fund was not invested in when-issued securities.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends representing substantially all of the Fund's net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Janus Institutional Cash Reserves Fund October 31, 2005 11

Notes to Financial Statements (continued)

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund pays Janus Capital 0.20% of average daily net assets as an investment advisory fee. Janus Capital has agreed to reduce its advisory fee for the Fund to 0.10% until at least March 1, 2006. In addition, the Fund pays Janus Capital an administrative services fee of 0.15%, which Janus Capital agreed to reduce to 0.08% until at least the next annual renewal of the advisory agreement. All other expenses of the Fund except interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and extraordinary costs are paid by Janus Capital.

For the fiscal year ended October 31, 2005, Janus Capital assumed $23,556 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series ("Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 5. These non-recurring costs were allocated to all Portfolios, except Janus Research Fund and Janus Triton Fund, based on the Portfolios' respective net assets at July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. These nonrecurring costs and offsetting waiver are shown in the Statement of Operations. The effect of non-recurring costs was de minimis.

Certain officers and Trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Fund.

Other funds managed by Janus Capital may invest in the Fund. During the fiscal year ended October 31, 2005, the Fund had the following affiliated activity:

	Subscriptions	Redemptions	Dividends Paid	Value at 10/31/05
Janus Institutional Cash Reserves Fund
Janus Balanced Fund	$35,000,000	$35,000,000	$23,215	$–
Janus Fund	310,000,000	200,000,000	986,248	160,000,000
Janus Mercury Fund	60,000,000	60,000,000	194,715	–
Janus Mid Cap Value Fund	245,000,000	160,000,000	5,177,912	245,000,000
Janus Small Cap Value Fund	155,000,000	165,000,000	3,374,682	130,000,000
Janus Twenty Fund	1,090,000,000	890,000,000	2,426,621	200,000,000
Janus Worldwide Fund	560,000,000	860,000,000	1,465,498	–
	$2,455,000,000	$2,370,000,000	$13,648,891	$735,000,000

12 Janus Institutional Cash Reserves Fund October 31, 2005

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

For the fiscal year ended October 31, 2005

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Institutional Cash Reserves Fund	$–	$–	$(211,778)	$–	$–

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule For the year ended October 31, 2005
Fund	October 31, 2013
Janus Institutional Cash Reserves Fund	$(211,778)

For the fiscal year ended October 31, 2005	Distributions
	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Institutional Cash Reserves Fund	$41,279,711	$–	$–	$–
For the fiscal year ended October 31, 2004	Distributions
	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Institutional Cash Reserves Fund	$26,153,575	$–	$–	$–

4. CAPITAL SHARE TRANSACTIONS

	Janus Institutional Cash Reserves Fund
For the fiscal year ended October 31 (all numbers in thousands)	2005	2004
Transactions in Fund Shares
Shares sold	10,077,313	16,879,624
Reinvested dividends and distributions	19,417	11,072
Shares repurchased	(10,446,726)	(17,813,342)
Net Increase/(Decrease) in Capital Share Transactions	(349,996)	(922,646)
Shares Outstanding, Beginning of Period	1,873,218	2,795,864
Shares Outstanding, End of Period	1,523,222	1,873,218

Janus Institutional Cash Reserves Fund October 31, 2005 13

Notes to Financial Statements (continued)

5. LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC''), the Office of the New York State Attorney General ("NYAG''), the Colorado Attorney General ("COAG'') and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI'') on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF''), Janus Aspen Series ("JAS''), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH''), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins''), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was recently refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. A request to transfer this action to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland, described above is pending. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing'' actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b), and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals recently vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

14 Janus Institutional Cash Reserves Fund October 31, 2005

6. SUBSEQUENT EVENTS

Several proposals regarding the Funds were presented to shareholders at a Special Meeting of Shareholders on November 22, 2005 and potentially any adjournments thereof to be held during 2005. A Proxy Statement that describes each of the proposals has been mailed to shareholders of record as of September 9, 2005.

Proposal 1. Elect nine Trustees, including eight "independent" candidates (seven of which currently serve as Trustees of the Trust).

Proposal 2. Approve elimination of Janus Flexible Bond Fund's fundamental policy regarding investments in income-producing securities.

Proposal 3.a. For shareholders of each Fund (except Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Small Cap Value Fund), to approve conforming amendments to the Fund's investment advisory agreement with Janus Capital.

Proposal 3.b. To approve a proposed amendment to the investment advisory agreement between Janus Capital and the following Funds that would introduce a performance incentive investment advisory fee structure: Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, and Janus Worldwide Fund.

Proposal 4. To approve an amended subadvisory agreement between Janus Capital, on behalf of Janus Risk-Managed Stock Fund and INTECH that would introduce a performance incentive subadvisory fee structure.

Further information about each of these proposals is provided in the Proxy Statement filed with the SEC that is available electronically on www.janus.com during the period of the proxy solicitation.

Janus Institutional Cash Reserves Fund October 31, 2005 15

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Institutional Cash Reserves Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2005

16 Janus Institutional Cash Reserves Fund October 31, 2005

Additional Information (unaudited)

Proxy Voting Polices and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Fund's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Investment Advisory Agreement During the Period

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

Janus Institutional Cash Reserves Fund October 31, 2005 17

Additional Information (unaudited) (continued)

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the

18 Janus Institutional Cash Reserves Fund October 31, 2005

information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

Janus Institutional Cash Reserves Fund October 31, 2005 19

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. Short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Fund's net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings. The first section in this statement, entitled "Investment Income," reports the interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund realizes a gain (or loss) when it sells its position in a particular security.

5. STATEMENTS OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

20 Janus Institutional Cash Reserves Fund October 31, 2005

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises interest income earned on securities held by the Fund. Following is the total of gains/(losses). Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period.

The ratio of net investment income summarizes the income earned less expenses divided by the average net assets of the Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

Janus Institutional Cash Reserves Fund October 31, 2005 21

Trustees and Officers (unaudited)

The Fund's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 65 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	65	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	65		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	65		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor) and W.W. Grainger, Inc. (industrial distributor); and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

*Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 65 funds comprising the Janus Funds, Mr. Mullen oversees 86 funds.

22 Janus Institutional Cash Reserves Fund October 31, 2005

(unaudited)

Trustees (cont.)

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 61	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	65	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	65	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	65	N/A

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/69-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of the Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	65	N/A

** The Fund is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Institutional Cash Reserves Fund October 31, 2005 23

Trustees and Officers (unaudited)

Officers

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Sharon S. Pichler 151 Detroit Street Denver, CO 80206 Age 56	Executive Vice President and Co-Portfolio Manager Janus Institutional Cash Reserves Fund	05/02-Present	Vice President of Janus Capital and Portfolio Manager or Co-Portfolio Manager for other Janus accounts.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 Age 44	Executive Vice President and Co-Portfolio Manager Janus Institutional Cash Reserves Fund	2/04-Present	Vice President of Janus Capital and Portfolio Manager or Co-Portfolio Manager for other Janus accounts.

Bonnie M. Howe 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-Present	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	General Counsel Vice President and Secretary	4/04-Present 12/99-Present	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President and Chief Compliance Officer of Enhanced Investment Technologies, LLC. Formerly, Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Girard C. Miller** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-Present	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus
Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, Director of Capital Group Partners, Inc. (2003-2004); and President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

*Officers are elected annually by the Trustees for a one-year term.

** Mr. Miller intends to resign his positions with Janus Capital Group Inc. and its subsidiaries effective January 3, 2006. A successor to his positions with the Trust will be appointed by the Trustees prior to this date.

24 Janus Institutional Cash Reserves Fund October 31, 2005

(unaudited)

Officers (cont.)

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected annually by the Trustees for a one-year term.

Janus Institutional Cash Reserves Fund October 31, 2005 25

Notes

26 Janus Institutional Cash Reserves Fund October 31, 2005

Notes

Janus Institutional Cash Reserves Fund October 31, 2005 27

Notes

28 Janus Institutional Cash Reserves Fund October 31, 2005

Notes

Janus Institutional Cash Reserves Fund October 31, 2005 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-295-2687

Fund distributed by Janus Distributors LLC. (12/05)

C-1205-10  103-02-100 12-05

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: John W. McCarter, Jr. (Chairman), Dennis B. Mullen and William D. Stewart who are all “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Investment Fund’s (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

	Services that the Fund’s Auditor Billed to the Fund
Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
October 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2005	$692,680	$10,895	$159,068	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

2004	$617,250	$0	$107,267	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

The above “Audit Fees” were billed for amounts related to the audit of the Fund’s  financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, and tax advice.

Services that the Fund’s Auditor Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common  control with the Adviser  (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”),  for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
October 31	Service Providers	Service Providers	Providers
2005	$100,888	$12,195	$62,714

Percentage approved pursuant to pre-approval exception	0%	0%	0%

2004	$112,250	$32,860	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review. The above “Tax Fees” were billed for amounts related to tax advice related to requests for ruling or technical advice from taxing authorities. “All Other fees” were billed for amounts related to the due diligence related to market timing allegations, interfund lending program and proxy statement review.

Non-Audit Services

The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers (engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
October 31	(A)	(B)	(C)	and (C)(1)
2005	$0	$124,000	$0	$124,000

2004	$0	$0	$0	$0

(1).       The Audit Committee also considered  amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies

The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5 -	Audit Committee of Listed Registrants
Not applicable.

Item 6 -	Schedule of Investments
Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies
Not applicable.

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 -	Controls and Procedures

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -	Exhibits

	(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b)

A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By:	/s/ Girard C. Miller
Girard C. Miller,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: December 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Girard C. Miller
Girard C. Miller,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: December 23, 2005

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date: December 23, 2005